MassMutual Institutional Funds – Letter to Shareholders
To Our Shareholders

[PHOTO]
John V. Murphy
“The Fed aggressively attempted to stimulate the economy as continued economic uncertainty and low Corporate Profits contributed to volatile financial markets in the first half of 2001.”
August 10, 2001

Continued Slowdown Triggers Aggressive Fed Easing

The first half of 2001 brought a continuation of the slowing trends evident in the economy and corporate earnings at the end of the previous year. In one important respect, though, the new year brought with it the winds of change. During the entire second half of 2000, the Federal Reserve Board had watched from the sidelines while growth stocks plunged and the economy staggered to a growth rate of just 1.1% in the fourth quarter. In 2001, the Fed dropped short-term interest rates by half of a percentage point on January 3 and another half-point on January 31. Four more rate reductions followed, leaving the target federal funds rate at 3.75% and the discount rate at 3.25% at the end of June. Two of the interventions—on January 3 and April 18—were surprise moves that occurred between regularly scheduled meetings of the Fed’s Open Market Committee, the body that controls short-term interest rates. For the Greenspan Fed, which for most of its tenure has been known for gradualism in monetary policy, the degree and timing of the cuts were remarkable.

In January, the Fed’s proactive stance on interest rates triggered a rally in growth stocks. However, the advance was tentative and led by the stocks of companies with the shakiest balance sheets, which had the most to gain from a more favorable credit environment. February and March brought sharp and broadly based declines in the popular stock indexes, as economic statistics continued to look bleak and companies preannounced first quarter earnings shortfalls. Industrial production continued its free fall, registering declines in all three months of the first quarter. Falling production of semiconductors, computers, and electronic components accounted for much of the weakness, as manufacturers attempted to keep inventories in line with receding demand. By the time of the Fed’s half-point rate cut on March 20, investors were so demoralized that the primary response was disappointment that the central bank had decided not to trim rates by a larger three-quarters of a percent.

Value stocks outperformed growth shares by a considerable margin during the first quarter, while small-caps beat stocks with larger capitalizations. For example, while the growth-oriented NASDAQ Composite Index and the S&P 500 Index were losing 25.48% and 11.85%, respectively, the Russell 2000 Value Index managed to post a gain of 0.98%.

Growth stocks finally found their footing in April, spurred by bargain-hunting and the Fed’s surprise rate cut on April 18. Growth took over the lead from value, as optimism began to build for a possible recovery later in the year. Despite the temporary euphoria, though, depressed corporate earnings and lagging economic statistics weighed on the market as the second quarter progressed. Retail sales, an important gauge of the consumer’s ability and willingness to spend, registered a weak 0.1% increase in May after climbing a robust 1.4% in April. Consumer spending accounts for approximately two-thirds of total economic activity and is considered vital to the Fed’s efforts to avoid a recession.

Offsetting the negative news to some extent was strong performance in the housing and auto sectors, stabilizing consumer confidence figures, and a jump of 0.5% in the May Index of Leading Economic Indicators, an important barometer of where the economy is headed over the next three to six months. Moreover, the Fed continued to lower interest rates, making its final move of the period—a quarter-point reduction—on June 27. After five half-point moves, June’s smaller decrease was widely interpreted as a signal that the Fed could be nearing the end of its current easing cycle. During the final six weeks of the period, there was listless trading with no sustained trends up or down. Growth stocks held on to most of their gains from April, while value shares made some headway during May and June.

For the entire six-month period, value was the clear winner over growth. The Russell 1000 Value Index, measuring the activity of large-cap value stocks, dipped 1.26%, while the Russell 1000 Growth

(Continued)
MassMutual Institutional Funds – Letter to Shareholders (Continued)

Index tumbled 14.25%. Small-caps once again were the place to be, as evidenced by the Russell 2000 Value Index’s 12.84% gain during the period. Meanwhile, the Russell 2000 Growth Index was virtually alone among growth-oriented benchmarks in posting a small gain of 0.14% during the period. The venerable Dow Jones Industrial Average fell 1.96%, while the S&P 500 Index gave up 6.68%. The NASDAQ Composite, despite its strong second-quarter performance, still declined 12.32% for the first half.

Bonds Turn In Positive Performance

After a stellar performance in the fourth quarter of 2000, the bond market’s momentum slowed in the new year. Nevertheless, bonds turned in a reasonably good performance that was reflected in the 3.63% gain of the Lehman Brothers Aggregate Bond Index during the first half. Most of the gains came in the first quarter, when the yield curve steepened considerably because of the Fed’s easing. For example, the 2-year Treasury note’s yield declined by 92 basis points in the first quarter, while the 30-year bond was essentially flat at 5.44%. Longer-term yields held steady because of investors’ expectation that sharply falling short-term interest rates would trigger a recovery and possibly higher inflation. Spreads on corporate securities narrowed, and high-yield products had a particularly good three-month performance.

In the second quarter, the yield curve continued to steepen due to downward pressure at the short end. However, this time yields at the long end trended higher, providing a headwind for returns on longer-dated fixed-income securities. Investment-grade corporate spreads continued to narrow, although high-yield securities gave back some of their gains from the first quarter because of increasing concerns about defaults and other credit events. In the final week of the first half, the yield curve flattened a bit when the Fed lowered short-term rates by a quarter-point instead of the half-point investors wanted.

Two Opposing Forces

For the remainder of the year, the markets will likely be subject to a tug of war between the positive effects of lower interest rates and the negative impact of earnings disappointments, corporate layoffs, and other signs of a slower economy. The Fed’s uncharacteristically aggressive approach to monetary policy during the period indicates a desire to turn the economy around without delay, before consumers become discouraged and rein in their spending even more than they have already. On the positive side, cuts in interest rates of the frequency and magnitude we have just witnessed have historically had extremely beneficial effects on both the economy and stock prices over the following 12 to 18 months. Massive overspending in some industries, such as telecommunications equipment, may keep a lid on profits for a while, and it is doubtful that we will soon see a return to the speculative markets of late 1999 and early 2000. However, there should be ample opportunity for investors who maintain a diversified approach to both the equity and fixed-income markets.

John V. Murphy
President
MassMutual Institutional Funds
MassMutual Prime Fund – Portfolio Manager Report

What are the investment objectives and policies for the MassMutual Prime Fund?

The objective and policies of the Fund are to:
•  maximize current income to the extent consistent with liquidity and the preservation of capital
•  invest in a diversified portfolio of money market instruments
•  invest in high quality debt instruments with remaining maturity not to exceed 397 days
Note: This is not a money market fund.

How did the Fund perform during the first half of 2001?

For the six months ending June 30, 2001, the Fund’s Class S shares had a return of 2.58%, slightly better than the 2.49% return available from 91-day Treasury bills.

Can you describe the investment environment during the period?

In response to a slowing economy and rapidly deteriorating corporate earnings, the Federal Reserve Board lowered short-term interest rates six times during the period, beginning with a surprise intervention on January 3. A second rate cut on January 31 was followed by others in March, April, May, and June. The Fed’s actions reduced the target federal funds rate from 6.50% to 3.75%, while the discount rate fell from 6.00% to 3.25%. All of the reductions were 50 basis points except for the final one of the period, which was 25 basis points. Given the size and timing of the June intervention, investors began to anticipate that the Fed might be nearing the end of its current easing cycle.

Meanwhile, the yield on 91-day T-bills, which had been 5.91% on December 29, 2000, fell to 3.66% by June 29. In addition to falling interest rates, commercial paper investors had to cope with narrowing spreads, and the two factors combined to create relatively meager yields by the end of June. For example, the yield on 60-day Tier 2 commercial paper plunged from 7.72% near the end of 2000 to 4.06% near the end of the period. Money market yields rose slightly in the final days of the period because many investors had been expecting the Fed’s June 27 quarter-point rate cut to be a half-point, matching its other interventions during the period.

How did you position the Fund during the period?

Our holdings of Tier 2 commercial paper declined sharply during the period—from 93% at the end of 2000 to 53% on June 30, 2001. Meanwhile, our holdings of Tier 1 securities climbed from just 7% on December 31, 2000, to 47% at the end of the period. This increase included purchases of agency securities that lifted that component of the Fund from 2% to 17%.

Under normal circumstances, we prefer to maintain high levels of Tier 2 paper because of the yield advantage it provides over the lower-yielding but safer Tier 1 securities. However, during the period it was difficult to find enough Tier 2 paper that met our credit quality standards. First, deteriorating economic conditions meant that we had to be much more careful about trying to shield the Fund from earnings shortfalls and other credit events that might adversely affect its holdings. Furthermore, in response to rising credit risk in a faltering economy, we made the decision to reduce the concentration of the Fund’s holdings. With a need to spread our commercial paper holdings among more companies, we found it harder to find Tier 2 paper of acceptable quality and value.

The increase in agency holdings was driven by the fact that spreads between Tier 1 securities and agency notes narrowed considerably, with yields on agency paper occasionally exceeding those of Tier 1 paper. Since agency notes are considered safer, there was less incentive for us to accept the additional risk of commercial paper.

What is your outlook?

The Fed’s aggressive easing has yet to bear fruit in the form of a strengthening economy. However, just as there is a lag between policy moves and their effects on the economy when the Fed tightens monetary policy, so there is also a lag when the Fed eases. Thus, the benefits of lower rates might not be evident until the end of 2001 or even later. Moreover, if there is not much improvement by August, there is a good chance that the Fed will trim rates again, probably by a quarter-point. Another favorable influence could be the income tax rebate recently passed by Congress, which will put more cash in consumers’ pockets and should help to stimulate spending. An economic recovery would help the Fund by increasing the financial stability of companies issuing commercial paper and, depending on the strength of the recovery, could eventually lead to higher yields.

MassMutual Prime Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Prime Fund Class S and 91-day Treasury Bills

MassMutual Prime Fund Total Return

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

	Year-To-Date	One Year
	1/1/01 - 6/30/01	7/1/00 - 6/30/01
Class S	2.58%	5.97%

91-Day Treasury Bills	2.49%	5.64%

	Five Year	Since Inception
	Average Annual	Average Annual
	7/1/96 - 6/30/01	10/3/94 - 6/30/01
	5.50%	5.51%

91-Day Treasury Bills	5.24%	5.31%

Hypothetical Investments in MassMutual Prime Fund Class A, Class Y and 91-day Treasury Bills

MassMutual Prime Fund Total Return

	Year-To-Date	One Year
	1/1/01 - 6/30/01	7/1/00 - 6/30/01

Class A	2.33%	5.44%
Class Y	2.53%	5.86%

91-Day Treasury Bills	2.49%	5.64%

	Since Inception
	Average Annual
	1/1/98 - 6/30/01

Class A	4.97%
Class Y	5.45%

91-Day Treasury Bills	5.22%

Hypothetical Investments in MassMutual Prime Fund Class L and 91-day Treasury Bills

MassMutual Prime Fund Total Return

	Year-To-Date	One Year
	1/1/01 - 6/30/01	7/1/00 - 6/30/01

Class L	2.45%	5.70%

91-Day Treasury Bills	2.49%	5.64%

	Since Inception
	Average Annual
	5/3/99 - 6/30/01

Class L	5.51%

91-Day Treasury Bills	5.41%

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while 91-day Treasury Bills are unmanaged and do not incur expenses. Treasury Bills are backed by the U.S. Government and offer a fixed rate of return, while the Fund’s shares are not guaranteed. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Prime Fund – Portfolio of Investments

June 30, 2001 (Unaudited)

		Principal Amount	Market Value

SHORT-TERM INVESTMENTS — 100.0%
Commercial Paper — 83.5%
Autoliv ASP, Inc.
4.700%	07/26/2001	$ 14,400,000	$ 14,351,120
Baxter International, Inc.
3.670%	08/22/2001	14,400,000	14,322,196
Boston Edison Co.
4.310%	07/02/2001	15,000,000	14,996,408
Carolina Power & Light Co.
4.200%	08/24/2001	9,900,000	9,836,475
Carolina Power & Light Co.
4.220%	07/20/2001	4,000,000	3,990,622
Caterpillar Financial Services Corp.
3.820%	08/08/2001	8,880,000	8,843,252
Cooper Industries, Inc.
3.650%	12/07/2001	12,400,000	12,182,060
Corning, Inc.
3.850%	08/06/2001	8,340,000	8,306,999
Countrywide Home Loans, Inc.
3.630%	08/21/2001	8,060,000	8,017,739
Countrywide Home Loans, Inc.
3.650%	08/21/2001	3,280,000	3,262,707
Cox Enterprises, Inc.
4.000%	08/08/2001	5,225,000	5,202,358
Cox Enterprises, Inc.
4.050%	07/23/2001	8,960,000	8,936,816
CSX Corp.
4.130%	07/06/2001	8,345,000	8,339,256
Dominion Resources, Inc.
4.250%	07/09/2001	10,000,000	9,989,375
Dow Jones & Co., Inc.
3.800%	09/05/2001	11,320,000	11,241,313
Eaton Corp.
4.100%	08/31/2001	13,900,000	13,803,186
Enron Corp.
4.200%	07/12/2001	10,375,000	10,360,475
Federal Signal Corp.
4.150%	07/05/2001	13,470,000	13,462,236
Florida Power Corp.
4.000%	07/16/2001	5,380,000	5,370,436
Florida Power Corp.
4.150%	09/10/2001	4,650,000	4,612,472
Ford Motor Credit Corp.
3.590%	03/15/2002	14,300,000	13,924,486
Hanson Finance PLC
4.000%	09/14/2001	14,000,000	13,880,821
Ingersoll-Rand Co.
3.950%	09/10/2001	6,500,000	6,447,541
Ingersoll-Rand Co.
4.400%	08/03/2001	7,800,000	7,767,586
		Principal Amount	Market Value

ITT Industries, Inc.
4.050%	07/17/2001	$ 2,760,000	$ 2,754,721
KeySpan Corp.
3.750%	09/21/2001	11,880,000	11,769,674
KeySpan Corp.
4.050%	07/10/2001	2,200,000	2,197,525
McCormick & Co., Inc.
4.700%	08/20/2001	10,000,000	9,933,417
Mead Corp.
4.180%	07/10/2001	3,630,000	3,625,785
Mead Corp.
4.200%	07/17/2001	9,625,000	9,605,911
National Fuel Gas
3.950%	08/01/2001	8,400,000	8,370,507
Nike, Inc.
3.790%	08/10/2001	3,545,000	3,529,698
Nike, Inc.
3.790%	08/17/2001	8,220,000	8,178,462
Pearson, Inc.
4.100%	08/07/2001	14,000,000	13,939,411
Praxair, Inc.
3.770%	08/10/2001	5,829,000	5,803,973
Qwest Capital Funding, Inc.
4.230%	08/13/2001	5,530,000	5,501,410
Qwest Capital Funding, Inc.
4.340%	11/20/2001	2,725,000	2,682,163
Qwest Capital Funding, Inc.
4.470%	08/30/2001	1,100,000	1,092,460
Qwest Capital Funding, Inc.
4.630%	08/03/2001	4,735,000	4,714,295
Ryder System, Inc.
4.200%	08/14/2001	7,154,000	7,116,441
Ryder System, Inc.
4.250%	08/14/2001	5,755,000	5,724,427
Safeway, Inc.
4.120%	08/15/2001	5,885,000	5,854,019
Safeway, Inc.
4.170%	07/25/2001	8,100,000	8,076,544
Solutia, Inc.
4.150%	09/12/2001	6,575,000	6,520,482
Solutia, Inc.
5.250%	07/12/2001	7,400,000	7,387,050
Textron Financial Corp.
3.800%	08/02/2001	11,450,000	11,410,116
Toys R Us, Inc.
4.050%	09/12/2001	6,000,000	5,950,250
Toys R Us, Inc.
4.230%	07/10/2001	8,000,000	7,990,600
TRW, Inc.
4.300%	09/27/2001	3,315,000	3,282,016
TRW, Inc.
4.600%	07/30/2001	10,685,000	10,644,041
		Principal Amount	Market Value

Tyco International Group
4.300%	07/24/2001	$ 14,130,000	$ 14,089,494
UOP
4.100%	09/20/2001	12,375,000	12,261,446
Verizon Network Funding Corp.
4.250%	07/27/2001	11,040,000	11,004,810
VF Corp.
4.750%	07/19/2001	10,000,000	9,974,930
Viacom, Inc.
3.940%	09/13/2001	14,000,000	13,882,369
The Walt Disney Co.
4.740%	07/20/2001	10,960,000	10,931,139

			477,247,521

Discount Notes — 16.5%
Federal Farm Credit Bank
4.570%	11/26/2001	20,423,000	20,029,040
Federal Home Loan Bank
5.120%	07/18/2001	10,700,000	10,672,608
Federal Home Loan Mortgage Corp.
4.100%	07/13/2001	19,850,000	19,820,611
Federal Home Loan Mortgage Corp.
4.580%	07/11/2001	12,640,000	12,622,311
Federal National Mortgage Association
3.750%	06/14/2002	13,965,000	13,477,622
Federal National Mortgage Association
3.850%	08/09/2001	17,980,000	17,903,086

			94,525,278

TOTAL SHORT-TERM INVESTMENTS (Cost $571,782,186)*			571,772,799

TOTAL INVESTMENTS — 100.0%			571,772,799

Other Assets/
(Liabilities) — (0.0%)			(267,684)

NET ASSETS — 100.0%			$571,505,115

Notes to Portfolio of Investments
* Aggregate cost for Federal tax purposes. (Note 7).

The accompanying notes are an integral part of the financial statements.

MassMutual Prime Fund – Financial Statements

Statement of Assets and Liabilities

June 30, 2001 (Unaudited)
Assets:
Short-term investments, at value (cost $571,782,186) (Note 2)	$571,772,799
Cash	3,813

Total assets	571,776,612

Liabilities:
Payables for:
Directors’ fees and expenses (Note 3)	3,563
Affiliates (Note 3):
Investment management fees	158,194
Administration fees	60,465
Service fees	31,583
Accrued expenses and other liabilities	17,692

Total liabilities	271,497

Net assets	$571,505,115

Net assets consist of:
Paid-in capital	$557,683,058
Undistributed net investment income	13,970,783
Accumulated net realized loss on investments	(139,339)
Net unrealized depreciation on investments	(9,387)

$571,505,115

Net assets:
Class A	$ 48,027,486

Class L	$ 39,821,913

Class Y	$ 65,159,597

Class S	$418,496,119

Shares outstanding:
Class A	309,234

Class L	255,006

Class Y	415,711

Class S	2,664,968

Net asset value, offering price and redemption price per share:
Class A	$ 155.31

Class L	$ 156.16

Class Y	$ 156.74

Class S	$ 157.04

The accompanying notes are an integral part of the financial statements.

MassMutual Prime Fund – Financial Statements (Continued)

Statement of Operations

Six months ended June 30, 2001 (Unaudited)
Investment income: (Note 2)
Interest	$15,403,292

Expenses: (Note 2)
Investment management fees (Note 3)	968,933
Custody fees	23,405
Audit and legal fees	12,767
Shareholder reporting fees	5,597
Directors’ fees (Note 3)	4,033

1,014,735
Administration fees (Note 3):
Class A	76,344
Class L	63,593
Class Y	61,242
Class S	165,532
Service fees (Note 3):
Class A	57,436

Total expenses	1,438,882

Net investment income	13,964,410

Realized and unrealized gain (loss):
Net realized gain on investment transactions	3,509
Net change in unrealized appreciation (depreciation) on investments	87,796

Net realized and unrealized gain	91,305

Net increase in net assets resulting from operations	$14,055,715

The accompanying notes are an integral part of the financial statements.

MassMutual Prime Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	Six months ended June 30, 2001 (Unaudited)	Year ended December 31, 2000
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$ 13,964,410	$ 27,013,474
Net realized gain (loss) on investment transactions	3,509	(100,872)
Net change in unrealized appreciation (depreciation) on investments	87,796	(74,308)

Net increase in net assets resulting from operations	14,055,715	26,838,294

Distributions to shareholders (Note 2):
From net investment income:
Class A	-	(1,778,250)
Class L	-	(1,278,717)
Class Y	-	(3,255,692)
Class S	-	(20,750,766)

Total distributions from net investment income	-	(27,063,425)

Net fund share transactions (Note 5):
Class A	17,828,234	26,498,531
Class L	14,912,313	14,753,314
Class Y	583,972	29,560,901
Class S	19,096,964	70,852,915

Increase in net assets from net fund share transactions	52,421,483	141,665,661

Total increase in net assets	66,477,198	141,440,530

Net assets:
Beginning of period	505,027,917	363,587,387

End of period (including undistributed net investment income of $13,970,783 and $6,373, respectively)	$571,505,115	$505,027,917

The accompanying notes are an integral part of the financial statements.

MassMutual Prime Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Six months ended 6/30/01 (Unaudited)		Year ended 12/31/00	Year ended 12/31/99	Year ended 12/31/98†
Net asset value, beginning of period	$ 151.77		$ 151.41	$ 150.83	$ 691.21

Income (loss) from investment operations:
Net investment income	3.46	***	9.35 ***	7.55 ***	32.03 ***
Net realized and unrealized gain (loss) on investments	0.08		(0.54)	(0.75)	(0.09)

Total income (loss) from investment operations	3.54		8.81	6.80	31.94

Less distributions to shareholders:
From net investment income	-		(8.45)	(6.22)	(572.32)

Net asset value, end of period	$ 155.31		$ 151.77	$ 151.41	$ 150.83

Total Return@	2.33%	**	5.84%	4.59%	4.60%

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$ 48,027		$ 29,149	$ 3,548	$ 120
Net expenses to average daily net assets	0.95%	*	0.95%	1.04%	1.20%
Net investment income to average daily net assets	4.56%	*	5.95%	4.89%	4.59%

	Class L
	Six months ended 6/30/01 (Unaudited)		Year ended 12/31/00	Year ended 12/31/99+
Net asset value, beginning of period	$ 152.41		$ 151.84	$ 152.99

Income (loss) from investment operations:
Net investment income	3.58	***	9.87 ***	6.37 ***
Net realized and unrealized gain (loss) on investments	0.17		(0.70)	(1.24)

Total income (loss) from investment operations	3.75		9.17	5.13

Less distributions to shareholders:
From net investment income	-		(8.60)	(6.28)

Net asset value, end of period	$ 156.16		$ 152.41	$ 151.84

Total Return@	2.45%	**	6.07%	3.34% **

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$ 39,822		$ 24,010	$ 9,842
Net expenses to average daily net assets	0.70%	*	0.70%	0.76% *
Net investment income to average daily net assets	4.69%	*	6.25%	6.11% *

*	Annualized
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	Amounts have been restated to reflect reverse stock splits.
+	For the period from May 3, 1999 (commencement of operations) through December 31, 1999.
@
Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Prime Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Six months ended 6/30/01 (Unaudited)		Year ended 12/31/00	Year ended 12/31/99	Year ended 12/31/98†
Net asset value, beginning of period	$ 152.87		$ 151.97	$ 150.73	$ 690.78

Income (loss) from investment operations:
Net investment income	3.88	***	9.63 ***	8.78 ***	36.67 ***
Net realized and unrealized gain (loss) on investments	(0.01)		(0.13)	(1.20)	(1.30)

Total income (loss) from investment operations	3.87		9.50	7.58	35.37

Less distributions to shareholders:
From net investment income	-		(8.60)	(6.34)	(575.42)

Net asset value, end of period	$ 156.74		$ 152.87	$ 151.97	$ 150.73

Total Return@	2.53%	**	6.25%	5.13%	5.14%

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$ 65,160		$ 62,858	$ 33,392	$ 556
Net expenses to average daily net assets:	0.55%	*	0.55%	0.57%	0.74%
Net investment income to average daily net assets	5.07%	*	6.15%	5.60%	5.21%

	Class S (1)
	Six months ended 6/30/01 (Unaudited)		Year ended 12/31/00	Year ended 12/31/99	Year ended 12/31/98	Year ended 12/31/97	Year ended 12/31/96
Net asset value, beginning of period	$ 153.08		$ 152.14	$ 150.74	$ 150.84	$ 151.00	$ 151.06

Income (loss) from investment operations:
Net investment income	3.93	***	9.74 ***	7.82 ***	8.10 ***	8.14 ***	7.85 ***
Net realized and unrealized gain (loss) on investments	0.03		(0.07)	(0.13)	0.03	(0.01)	0.06

Total income (loss) from investment operations	3.96		9.67	7.69	8.13	8.13	7.91

Less distributions to shareholders:
From net investment income	-		(8.73)	(6.29)	(8.23)	(8.29)	(7.97)

Net asset value, end of period	$ 157.04		$ 153.08	$ 152.14	$ 150.74	$ 150.84	$ 151.00

Total Return@	2.58%	**	6.37%	5.10%	5.39%	5.39%	5.24%

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$ 418,496		$ 389,011	$ 316,805	$ 251,757	$ 241,370	$ 258,729
Ratio of expenses to average daily net assets:
Before expense waiver	0.45%	*	0.45%	0.48%	0.55%	0.55%	0.55%
After expense waiver #	N/A		N/A	N/A	N/A	0.54%	0.52%
Net investment income to average daily net assets	5.13%	*	6.22%	5.06%	5.23%	5.25%	5.10%

*	Annualized
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	Amounts have been restated to reflect reverse stock splits.
(1)	Class S shares were previously designated as Class 4 shares.
#	Computed after giving effect to the voluntary partial waiver of management fee by MassMutual, which terminated May 1, 1997.
@
Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Short-Duration Bond Fund – Portfolio Manager Report
(Formerly known as MassMutual Short-Term Bond Fund)

Note to shareholders:
The MassMutual Short-Term Bond Fund has changed its name to the MassMutual Short-Duration Bond Fund. The new name more accurately reflects the Fund’s approach of limiting its average portfolio duration to less than three years under normal circumstances. To achieve the portfolio’s average duration, securities are held with both longer and shorter durations than the portfolio average.

What are the investment objectives and policies for the MassMutual Short-Duration Bond Fund?
The objective and policies of the Fund are to:
•	achieve a high total return primarily from current income while minimizing fluctuations in capital values
•	invest primarily in a diversified portfolio of short-term, investment grade, fixed income securities
•	maintain duration below three years
•	diversify investments among market sectors on the basis of relative merit
How did the Fund perform during the first half of 2001?

For the six months ending June 30, 2001, the Fund’s Class S shares returned 3.40%, trailing the 4.04% return of the Lehman Brothers 1-3 Year Government Bond Index.

What was the investment environment during the period?
A weakening economy and plunging corporate earnings spurred the Federal Reserve Board to lower short-term interest rates aggressively. There were six rate reductions in all—two in January and one in March, April, May, and June. The target federal funds rate fell to 3.75% from a starting point of 6.50% at the beginning of the year, while the discount rate declined from 6.00% to 3.25%. Under the relentless pressure of the Fed’s easing, yields in the shortest maturities fell throughout the period.

Yields in the one- to five-year range, where the Fund’s buying is concentrated, fell during the first quarter, with the shorter maturities experiencing the steepest declines. However, the two- and five-year yields actually rose in the second quarter, while the one-year note’s decline dwindled to less than half of what it was in the first quarter. As a result, the bulk of the Fund’s gains came in the first quarter. For example, two-year Treasury note yields declined by 91 basis points from January through March and then climbed six basis points in the April-through-June period. Yields for five-year Treasury notes also exhibited this pattern, falling 41 basis points in the first quarter and then rising 39 basis points in the second quarter. As the Fed continued to lower short-term rates, longer-term investors began to anticipate that more favorable credit conditions could lead to a strengthening of the economy and possibly higher inflation. They therefore demanded higher yields on their investments.

The yield curve, from which we take our cues for positioning the Fund’s duration, steepened throughout the period. Under normal circumstances, securities with longer maturities have higher yields than those with shorter maturities. However, we began the year with an inversion, a situation in which some short-term yields are higher than longer-term yields. At the end of December, for example, the yield of the three-month Treasury bill stood at 5.89%, a full 80 basis points higher than the 5.09% yield of the two-year note. Meanwhile, the five-year note was yielding 4.97%, creating a slight inversion with the two-year note. During the first quarter, the curve began to normalize, lessening or in some cases eliminating the inversions. By the end of the period, the yields of the
30-day bills, 2-year note, and 5-year note were 3.65%, 4.24%, and 4.95%, respectively.

How did the Fund respond to the steepening yield curve?
As called for by our yield preference strategy, we lengthened the duration of the Fund’s holdings—from 1.08 years at the end of December 2000 to 1.71 years at the end of June. The lengthening took place in the second quarter, when the most noticeable steepening developed at our part of the yield curve. Unfortunately, by the time we had lengthened the Fund’s duration, it was too late to benefit from the steep drop in yields in the first quarter, which explains our underperformance of the Lehman Brothers benchmark.

We achieved a longer duration primarily by purchasing government agency paper, mostly Fannie Mae notes with four- and five-year maturities. Agency securities climbed from 1.3% of the Fund’s assets at the end of December to 22.1% on June 30. In the past, we might have purchased Treasury securities when faced with a need to lengthen the Fund’s duration quickly. However, the agency paper market has become more liquid in the past few years, and agency securities offer a yield advantage over Treasuries.
MassMutual Short-Duration Bond Fund – Portfolio Manager Report (Continued)
(Formerly known as MassMutual Short-Term Bond Fund)

We also added selectively to our corporate holdings, which rose from 29.8% to 31.3% during the period. Companies in which we invested included Ingersoll Rand, ERAC USA Finance Co., DaimlerChrysler, FPL Group Capital Inc., Jones Apparel Group, Inc., Camden Property Trust, NiSource Finance Corp., Centerpoint Properties, Century Telecommunications, CNF Transportation, Verizon Global, Computer Sciences Properties Corp., DPL, Inc., and Lafarge Corp.

There was one policy change during the period. In response to rising credit risk in a deteriorating economy, we made the decision to reduce the maximum allowable concentration of the Fund’s holdings. By doing so, our goal is to protect the Fund from the potential damage resulting from earnings shortfalls and other negative surprises that might affect large individual positions.

Although we could see further easing by the Fed in the second half of the year, we feel that the end of the current easing cycle is near. The normal time lag between Fed actions on interest rates and their effects on the economy is typically 12 to 18 months. Thus, we could begin to see some signs of an improving economy in the second half of 2001 or the first half of 2002. Credit quality should continue to be important, and we will be very conscious of this issue as we select corporate securities for the Fund’s portfolio. Furthermore, we will continue to adjust the Fund’s duration to changes in the yield curve. History has shown that this approach produces very competitive returns over complete market cycles of three to five years.

MassMutual Short-Duration Bond Fund – Portfolio Manager Report (Continued)
(Formerly known as MassMutual Short-Term Bond Fund)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Short-Duration Bond Fund Class S and the Lehman Brothers 1-3 Year Government Bond Index

MassMutual Short-Duration Bond Fund Total Return

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

	Year-To-Date 1/1/01-6/30/01	One Year 7/1/00-6/30/01

Class S	3.40%	6.88%

Lehman Brothers 1-3 Year Government Bond Index	4.04%	9.27%

	Five Year Average Annual 7/1/96-6/30/01	Since Inception Average Annual 10/3/94-6/30/01

Class S	6.00%	6.43%

Lehman Brothers 1-3 Year Government Bond Index	6.50%	6.61%

Hypothetical Investments in MassMutual Short-Duration Bond Fund Class A, Class Y and the Lehman Brothers 1-3 Year Government Bond Index

MassMutual Short-Duration Bond Fund Total Return

	Year-To-Date 1/1/01-6/30/01	One Year 7/1/00-6/30/01

Class A	3.11%	6.35%
Class Y	3.20%	6.63%

Lehman Brothers 1-3 Year Government Bond Index	4.04%	9.27%

	Since Inception Average Annual 1/1/98-6/30/01

Class A	4.98%
Class Y	5.38%

Lehman Brothers 1-3 Year Government Bond Index	6.33%

Hypothetical Investments in MassMutual Short-Duration Bond Fund Class L and the Lehman Brothers 1-3 Year Government Bond Index

MassMutual Short-Duration Bond Fund Total Return

	Year-To-Date 1/1/01-6/30/01	One Year 7/1/00-6/30/01

Class L	3.22%	6.57%

Lehman Brother 1-3 Year Government Bond Index	4.04%	9.27%

	Since Inception Average Annual 5/3/99-6/30/01

Class L	5.12%

Lehman Brother 1-3 Year Government Bond Index	6.59%

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the Lehman Brothers 1-3 Year Government Bond Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
MassMutual Short-Duration Bond Fund – Portfolio of Investments
(Formerly known as MassMutual Short-Term Bond Fund)

June 30, 2001 (Unaudited)

		Principal Amount	Market Value

BONDS & NOTES — 64.8%
ASSET BACKED SECURITIES — 5.5%
America West Airlines, Inc. 1996-1, Class A
6.850%	01/02/2011	$ 1,846,485	$ 1,853,705
Boston Edison Co. Series 1999-1, Class A4
6.910%	09/15/2009	2,500,000	2,600,757
California Infrastructure SCE-1, 1997-1, Class A5
6.280%	09/25/2005	300,000	306,452
California Infrastructure SDG&E-1,1997-1, Class A5
6.190%	09/25/2005	200,000	203,632
Chase Manhattan RV Owner Trust 1997-A, Class A7
6.140%	10/16/2006	167,917	168,227
First Bank Corporate Card Master Trust 1997-1, Class A
6.400%	02/15/2003	1,000,000	1,011,870
First Security Auto Owner Trust 1999-1, Class A4
5.740%	06/15/2004	5,000,000	5,064,830
Metlife Capital Equipment Loan Trust Series 1997-A, Class A
6.850%	05/20/2008	701,760	718,310
Railcar Trust No. 1992-1, Class A
7.750%	06/01/2004	600,150	622,842
Rental Car Finance Corp. Series 1999-1A, Class A†
5.900%	02/25/2007	1,000,000	999,788
Student Loan Marketing Association Series 1998-1, Class A1
6.574%	01/25/2007	922,341	923,259

TOTAL ASSET BACKED SECURITIES (Cost $14,253,260)			14,473,672

CORPORATE DEBT — 53.0%
AirTouch Communications, Inc.*
7.500%	07/15/2006	1,000,000	1,057,820
Arrow Electronics, Inc.†
8.700%	10/01/2005	1,000,000	1,015,001
Associates Corp. of North America
6.750%	08/01/2001	1,500,000	1,502,745
		Principal Amount	Market Value

AT&T Canada, Inc.
7.625%	03/15/2005	$ 3,000,000	$ 2,982,105
Avnet, Inc.
8.200%	10/17/2003	1,200,000	1,216,488
BHP Finance (USA) Limited
7.875%	12/01/2002	1,000,000	1,037,340
Bombardier Capital, Inc.†
6.000%	01/15/2002	2,000,000	2,013,508
Camden Property Trust
7.000%	11/15/2006	1,000,000	1,010,280
Centerpoint Properties Corp. Series MTNA
7.125%	03/15/2004	1,000,000	1,014,231
CenturyTel, Inc. Series E
6.150%	01/15/2005	1,000,000	988,360
The CIT Group, Inc.
7.375%	03/15/2003	2,500,000	2,587,150
CNF, Inc.
8.875%	05/01/2010	930,000	977,832
Computer Sciences Corp.
6.750%	06/15/2006	1,300,000	1,297,699
Crown Cork & Seal Co., Inc.
7.125%	09/01/2002	4,000,000	2,320,000
CSC Enterprises†
6.500%	11/15/2001	2,000,000	2,014,900
CSX Corp.
7.050%	05/01/2002	2,900,000	2,946,226
DaimlerChrysler NA Holding Corp.
6.400%	05/15/2006	1,340,000	1,329,347
Dana Corp.
6.250%	03/01/2004	5,000,000	4,600,000
Dominion Resources, Inc.
7.820%	09/15/2004	1,000,000	1,047,130
DPL, Inc.
8.250%	03/01/2007	1,000,000	1,029,320
Duke Capital Corp.
7.250%	10/01/2004	3,000,000	3,112,341
Emerald Investment Grade CBO Limited†
7.210%	05/24/2011	2,000,000	2,000,000
ERAC USA Finance Co.†
8.250%	05/01/2005	1,000,000	1,046,400
FNMA (Benchmark Note)
6.000%	12/15/2005	26,800,000	27,339,002
FNMA (Benchmark Note)
6.500%	08/15/2004	26,400,000	27,452,542
Ford Motor Credit Corp.
7.500%	03/15/2005	2,500,000	2,597,600
FPL Group Capital, Inc.
6.125%	05/15/2007	1,000,000	989,260
General American Transportation Corp.
6.750%	03/01/2006	1,000,000	947,920
		Principal Amount	Market Value

General Electric Capital Corp. Series MTNA
5.500%	04/15/2002	$ 2,100,000	$ 2,123,499
Houghton Mifflin Co.
7.000%	03/01/2006	600,000	603,180
IMC Global, Inc.
6.625%	10/15/2001	1,500,000	1,488,945
Ingersoll-Rand Co.
5.750%	02/14/2003	1,200,000	1,210,428
Jones Apparel Group, Inc.
7.875%	06/15/2006	1,000,000	1,025,730
Lafarge Corp.
6.375%	07/15/2005	1,000,000	966,700
MAPCO, Inc.
7.250%	03/01/2009	1,250,000	1,242,537
Maytag Corp. Series MTND
7.610%	03/03/2003	2,000,000	2,060,126
NiSource Finance Corp.
7.625%	11/15/2005	1,000,000	1,042,200
Norfolk Southern Corp.
7.350%	05/15/2007	1,000,000	1,035,580
Occidental Petroleum Corp.
6.750%	11/15/2002	2,900,000	2,959,856
SuperValu, Inc.
7.625%	09/15/2004	2,500,000	2,476,140
Telefonica Europe BV
7.350%	09/15/2005	1,130,000	1,175,435
Textron Financial Corp.
7.125%	12/09/2004	3,500,000	3,582,705
Times Mirror Co.
6.650%	10/15/2001	4,000,000	4,021,161
TRW, Inc.
8.750%	05/15/2006	2,000,000	2,152,696
Union Oil of California Series MTNA
9.875%	08/15/2002	2,500,000	2,638,700
Valero Energy Corp.
7.375%	03/15/2006	1,000,000	1,035,424
Verizon Global Funding Corp.†
6.750%	12/01/2005	1,250,000	1,278,887
Vulcan Materials Co.
5.750%	04/01/2004	5,000,000	4,999,867

TOTAL CORPORATE DEBT (Cost $139,783,087)			138,592,343

(Continued)

The accompanying notes are an integral part of the financial statements.
MassMutual Short-Duration Bond Fund – Portfolio of Investments (Continued)
(Formerly known as MassMutual Short-Term Bond Fund)

		Principal Amount	Market Value

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 2.4%
Collateralized Mortgage Obligations
Asset Securitization Corp. Series 1995-MD4, Class A1
7.100%	08/13/2029	$ 2,182,816	$ 2,266,926
Merrill Lynch Mortgage Investors, Inc. Series 1998-ASPI, Class C†
7.825%	10/01/2003	4,000,000	4,002,500

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $6,292,127)			6,269,426

U.S. GOVERNMENT AGENCY OBLIGATIONS — 3.9%
Federal Home Loan Mortgage Corporation (FHLMC) — 0.5%
Collateralized Mortgage Obligations — 0.0%
FHLMC Series 1704, Class PE
6.000%	07/15/2007	32,585	32,533

Pass-Through Securities — 0.5%
FHLMC
4.750%	09/01/2006	43,669	42,905
FHLMC
7.500%	06/01/2015	1,167,855	1,202,517

			1,245,422

			1,277,955

Federal National Mortgage Association (FNMA) — 0.5%
Collateralized Mortgage Obligations — 0.4%
FNMA Series 1993-71, Class PG
6.250%	07/25/2007	961,907	964,908

Pass-Through Securities — 0.1%
FNMA
8.000%	05/01/2013	96,329	98,420
FNMA
9.000%	10/01/2009	155,569	164,866

			263,286

			1,228,194

Government National Mortgage Association (GNMA) — 1.8%
Pass-Through Securities
GNMA
7.500%	08/15/2029	3,977,397	4,079,292
GNMA
8.000%
01/15/2004-11/15/2007		511,189	535,288

			4,614,580

		Principal Amount	Market Value

U.S. Government Guaranteed Notes — 1.1%
1994-A Baxter Springs, KS
6.310%	08/01/2001	$ 500,000	$ 500,700
1994-A Detroit, MI
6.310%	08/01/2001	450,000	450,630
1994-A Jacksonville, FL
6.310%	08/01/2001	1,485,000	1,487,079
1994-A Los Angeles County, CA
6.310%	08/01/2001	225,000	225,315
1994-A Tacoma, WA
6.310%	08/01/2001	195,000	195,273
1994-A Trenton, NJ
6.310%	08/01/2001	145,000	145,203

			3,004,200

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $9,820,843)			10,124,929

TOTAL BONDS & NOTES (Cost $170,149,317)			169,460,370

SHORT-TERM INVESTMENTS — 34.3%
Commercial Paper
Autoliv ASP, Inc.
4.500%	07/11/2001	4,785,000	4,778,421
Avnet, Inc.
4.250%	07/20/2001	5,300,000	5,287,486
Boston Edison Co.
4.310%	07/02/2001	6,435,000	6,433,459
Carolina Power & Light Co.
4.150%	08/24/2001	1,475,000	1,465,648
Carolina Power & Light Co.
4.200%	07/18/2001	2,200,000	2,195,380
ConAgra, Inc.
4.220%	07/19/2001	4,005,000	3,996,080
Cooper Industries, Inc.
3.650%	12/07/2001	3,520,000	3,458,133
Cox Enterprises, Inc.
4.000%	08/08/2001	5,210,000	5,187,423
Eaton Corp.
5.000%	07/13/2001	1,050,000	1,048,104
Florida Power Corp.
4.150%	09/10/2001	4,675,000	4,637,270
Hanson Finance PLC
4.000%	09/14/2001	2,900,000	2,875,313
Ingersoll-Rand Co.
4.500%	08/03/2001	3,015,000	3,002,187
Ingersoll-Rand Co.
4.550%	08/03/2001	1,810,000	1,802,222
ITT Industries, Inc.
4.200%	07/09/2001	2,900,000	2,896,955
National Fuel Gas
4.000%	07/23/2001	2,690,000	2,683,126
Pearson, Inc.
4.020%	08/09/2001	1,510,000	1,503,255
		Principal Amount	Market Value

Pearson, Inc.
5.150%	07/12/2001	$ 2,100,000	$ 2,096,395
Qwest Capital Funding, Inc.
4.370%	09/18/2001	1,450,000	1,437,015
Qwest Capital Funding, Inc.
4.510%	08/30/2001	5,250,000	5,214,014
Ryder System, Inc.
4.230%	08/14/2001	2,650,000	2,635,988
Toys R Us, Inc.
3.950%	08/31/2001	1,100,000	1,092,339
Toys R Us, Inc.
3.970%	08/29/2001	1,645,000	1,633,906
TRW, Inc.
4.300%	09/27/2001	2,575,000	2,549,379
TRW, Inc.
5.250%	07/26/2001	1,625,000	1,618,839
Tyco International Group
4.300%	07/27/2001	2,470,000	2,462,034
UOP
4.100%	09/21/2001	5,020,000	4,973,381
UOP
5.350%	07/12/2001	1,240,000	1,237,789
VF Corp.
4.770%	07/26/2001	2,800,000	2,790,354
Viacom, Inc.
4.100%	08/31/2001	3,575,000	3,550,100
Viacom, Inc.
4.120%	07/26/2001	3,225,000	3,215,404

			89,757,399

TOTAL SHORT-TERM INVESTMENTS (Cost $89,753,516)			89,757,399

TOTAL INVESTMENTS — 99.1% (Cost $259,902,833)**			259,217,769

Other Assets/ (Liabilities) — 0.9%			2,311,960

NET ASSETS — 100.0%			$ 261,529,729

Notes to Portfolio of Investments
*	All or a portion of this security is segregated to cover forward purchase commitments. (Note 2).
**	Aggregate cost for Federal tax purposes. (Note 7).
†	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

MassMutual Short-Duration Bond Fund – Financial Statements
(Formerly known as MassMutual Short-Term Bond Fund)

Statement of Assets and Liabilities

June 30, 2001 (Unaudited)
Assets:
Investments, at value (cost $170,149,317) (Note 2)	$169,460,370
Short-term investments, at value (cost $89,753,516) (Note 2)	89,757,399

Total Investments	259,217,769
Cash	2,035
Receivables from:
Investments sold	6,821
Interest	2,454,178

Total assets	261,680,803

Liabilities:
Payables for:
Directors’ fees and expenses (Note 3)	2,350
Affiliates (Note 3):
Investment management fees	89,518
Administration fees	41,159
Service fees	3,969
Accrued expenses and other liabilities	14,078

Total liabilities	151,074

Net assets	$261,529,729

Net assets consist of:
Paid-in capital	$255,976,595
Undistributed net investment income	7,128,768
Accumulated net realized loss on investments	(890,570)
Net unrealized depreciation on investments	(685,064)

$261,529,729

Net assets:
Class A	$ 7,493,448

Class L	$ 74,839,297

Class Y	$ 16,021,981

Class S	$163,175,003

Shares outstanding:
Class A	728,397

Class L	7,287,318

Class Y	1,553,464

Class S	15,768,079

Net asset value, offering price and redemption price per share:
Class A	$ 10.29

Class L	$ 10.27

Class Y	$ 10.31

Class S	$ 10.35

The accompanying notes are an integral part of the financial statements.

MassMutual Short-Duration Bond Fund – Financial Statements (Continued)
(Formerly known as MassMutual Short-Term Bond Fund)

Statement of Operations

Six months ended June 30, 2001 (Unaudited)
Investment income: (Note 2)
Interest	$7,858,717

Expenses: (Note 2)
Investment management fees (Note 3)	514,586
Custody fees	11,875
Audit and legal fees	6,354
Shareholder reporting fees	2,555
Directors’ fees (Note 3)	1,891

537,261
Administration fees (Note 3):
Class A	9,269
Class L	109,796
Class Y	5,553
Class S	102,369
Service fees (Note 3):
Class A	7,316

Total expenses	771,564

Net investment income	7,087,153

Realized and unrealized gain (loss):
Net realized gain on investment transactions	131,287
Net change in unrealized appreciation (depreciation) on investments	1,100,422

Net realized and unrealized gain	1,231,709

Net increase in net assets resulting from operations	$8,318,862

The accompanying notes are an integral part of the financial statements.
MassMutual Short-Duration Bond Fund – Financial Statements (Continued)
(Formerly known as MassMutual Short-Term Bond Fund)

Statements of Changes in Net Assets

	Six months ended June 30, 2001 (Unaudited)	Year ended December 31, 2000
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$ 7,087,153	$ 14,005,584
Net realized gain (loss) on investment transactions	131,287	(943,445)
Net change in unrealized appreciation (depreciation) on investments	1,100,422	1,302,246

Net increase in net assets resulting from operations	8,318,862	14,364,385

Distributions to shareholders (Note 2):
From net investment income:
Class A	-	(307,557)
Class L	-	(2,489,782)
Class Y	-	(401,263)
Class S	-	(10,794,184)

Total distributions from net investment income	-	(13,992,786)

Net fund share transactions (Note 5):
Class A	1,964,064	5,427,530
Class L	27,104,635	45,089,849
Class Y	9,195,604	5,037,261
Class S	(25,418,951)	(30,164,164)

Increase in net assets from net fund share transactions	12,845,352	25,390,476

Total increase in net assets	21,164,214	25,762,075
Net assets:
Beginning of period	240,365,515	214,603,440

End of period (including undistributed net investment income of $7,128,768 and $41,615, respectively)	$261,529,729	$240,365,515

The accompanying notes are an integral part of the financial statements.

MassMutual Short-Duration Bond Fund – Financial Statements (Continued)
(Formerly known as MassMutual Short-Term Bond Fund)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Six months ended 6/30/01 (a) (Unaudited)		Year ended 12/31/00	Year ended 12/31/99		Year ended 12/31/98†
Net asset value, beginning of period	$ 9.98		$ 9.98	$10.31		$10.25

Income (loss) from investment operations:
Net investment income	0.26	***	0.63 ***	0.50	***	0.52 ***
Net realized and unrealized gain (loss) on investments	0.05		(0.03)	(0.24)		0.05

Total income (loss) from investment operations	0.31		0.60	0.26		0.57

Less distributions to shareholders:
From net investment income	-		(0.60)	(0.58)		(0.50)
In excess of net investment income	-		-	(0.00	)****	-
From net realized gains	-		-	(0.01)		(0.01)

Total distributions	-		(0.60)	(0.59)		(0.51)

Net asset value, end of period	$ 10.29		$ 9.98	$ 9.98		$10.31

Total Return@	3.11%	**	6.04%	2.51%		5.75%

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$ 7,493		$ 5,359	$ 134		$ 129
Net expenses to average daily net assets	0.99%	*	0.99%	1.05%		1.20%
Net investment income to average daily net assets	5.11%	*	6.08%	4.81%		4.95%
Portfolio turnover rate	17%	**	55%	59%		44%

	Class L
	Six months ended 6/30/01 (a) (Unaudited)		Year ended 12/31/00	Period ended 12/31/99+
Net asset value, beginning of period	$ 9.95		$ 9.92	$10.42

Income (loss) from investment operations:
Net investment income	0.27	***	0.63 ***	0.38	***
Net realized and unrealized gain (loss) on investments	0.05		-	(0.23)

Total income (loss) from investment operations	0.32		0.63	0.15

Less distributions to shareholders:
From net investment income	-		(0.60)	(0.64)
In excess of net investment income	-		-	(0.00	)****
From net realized gains	-		-	(0.01)

Total distributions	-		(0.60)	(0.65)

Net asset value, end of period	$ 10.27		$ 9.95	$ 9.92

Total Return@	3.22%	**	6.37%	1.48%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$74,839		$45,694	$1,524
Net expenses to average daily net assets	0.74%	*	0.74%	0.75%	*
Net investment income to average daily net assets	5.36%	*	6.14%	5.39%	*
Portfolio turnover rate	17%	**	55%	59%	**

*	Annualized
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
****	Distributions in excess of net investment income is less than $0.01 per share.
†	Amounts have been restated to reflect reverse stock splits.
+	For the period from May 3, 1999 (commencement of operations) through December 31, 1999.
@
Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(a)
The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for all classes for the period ended June 30, 2001 was a decrease to net investment income of less than $0.01 per share, an increase to net realized and unrealized gains and losses of less than $0.01 per share and a decrease of the ratio of net investment income to average net assets of 0.01%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

The accompanying notes are an integral part of the financial statements.
MassMutual Short-Duration Bond Fund – Financial Statements (Continued)
(Formerly known as MassMutual Short-Term Bond Fund)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Six months ended 6/30/01 (a) (Unaudited)		Year ended 12/31/00	Year ended 12/31/99		Year ended 12/31/98†
Net asset value, beginning of period	$ 9.99		$ 9.96	$ 10.31		$ 10.24

Income (loss) from investment operations:
Net investment income	0.28	***	0.65 ***	0.57	***	0.57 ***
Net realized and unrealized gain (loss) on investments	0.04		(0.01)	(0.27)		0.06

Total income (loss) from investment operations	0.32		0.64	0.30		0.63

Less distributions to shareholders:
From net investment income	-		(0.61)	(0.64)		(0.55)
In excess of net investment income	-		-	(0.00	)****	-
From net realized gains	-		-	(0.01)		(0.01)

Total distributions	-		(0.61)	(0.65)		(0.56)

Net asset value, end of period	$ 10.31		$ 9.99	$ 9.96		$ 10.31

Total Return@	3.20%	**	6.44%	3.04%		6.12%

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$ 16,022		$ 6,644	$ 1,808		$ 269
Net expenses to average daily net assets	0.59%	*	0.58%	0.61%		0.74%
Net investment income to average daily net assets	5.55%	*	6.26%	5.45%		5.40%
Portfolio turnover rate	17%	**	55%	59%		44%

	Class S (1)
	Six months ended 6/30/01 (a) (Unaudited)		Year ended 12/31/00	Year ended 12/31/99		Year ended 12/31/98	Year ended 12/31/97	Year ended 12/31/96
Net asset value, beginning of period	$ 10.01		$ 9.97	$ 10.30		$ 10.23	$ 10.11	$ 10.15

Income (loss) from investment operations:
Net investment income	0.28	***	0.63 ***	0.56	***	0.56	0.65 ***	0.60
Net realized and unrealized gain (loss) on investments	0.06		0.02	(0.24)		0.08	0.04	(0.03)

Total income (loss) from investment operations	0.34		0.65	0.32		0.64	0.69	0.57

Less distributions to shareholders:
From net investment income	-		(0.61)	(0.64)		(0.56)	(0.57)	(0.60)
In excess of net investment income	-		-	(0.00	)****	-	-	-
From net realized gains	-		-	(0.01)		(0.01)	-	(0.01)

Total distributions	-		(0.61)	(0.65)		(0.57)	(0.57)	(0.61)

Net asset value, end of period	$ 10.35		$ 10.01	$ 9.97		$ 10.30	$ 10.23	$ 10.11

Total Return@	3.40%	**	6.48%	3.10%		6.29%	6.84%	5.57%

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$163,175		$182,669	$211,137		$283,673	$200,268	$145,182
Ratio of expenses to average daily net assets:
Before expense waiver	0.53%	*	0.54%	0.54%		0.55%	0.55%	0.55%
After expense waiver #	N/A		N/A	N/A		N/A	0.54%	0.52%
Net investment income to average daily net assets	5.58%	*	6.15%	5.34%		5.58%	6.22%	6.00%
Portfolio turnover rate	17%	**	55%	59%		44%	48%	61%

*	Annualized
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
****	Distributions in excess of net investment income is less than $0.01 per share.
†	Amounts have been restated to reflect reverse stock splits.
(1)	Class S shares were previously designated as Class 4 shares.
#	Computed after giving effect to the voluntary partial waiver of management fee by MassMutual, which terminated May 1, 1997.
@
Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(a)
The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for all classes for the period ended June 30, 2001 was a decrease to net investment income of less than $0.01 per share, an increase to net realized and unrealized gains and losses of less than $0.01 per share and a decrease of the ratio of net investment income to average net assets of 0.01%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

The accompanying notes are an integral part of the financial statements.

MassMutual Core Bond Fund – Portfolio Manager Report

What are the investment objectives and policies for the MassMutual Core Bond Fund?

The objective and policies of the Fund are to:
•	achieve a high total return consistent with prudent investment risk and the preservation of capital
•	invest primarily in a diversified portfolio of investment grade, fixed income securities
•	match (within 10%) the duration of the Lehman Brothers Aggregate Bond Index.
•	diversify investments by industry, sector, maturity, issuer class, and quality sectors to reduce risk of capital erosion

How did the Fund perform in the first half of 2001?

For the six months ending June 30, 2001, the Fund’s Class S shares returned 3.27%, slightly lagging the 3.61% return of the Lehman Brothers Aggregate Bond Index.

What factors influenced the Fund’s performance?

Coming into 2001, it was our view—based on the fact that the economy was rapidly slowing and there was no inflation to speak of—that we would see easing by the Federal Reserve Board. What we didn’t foresee was the aggressiveness of the Fed’s activity. Generally, the Greenspan Fed has favored a policy of gradualism, preferring to err on the side of caution. However, during the first six months of the year, the Fed cut short-term interest rates six times, bringing the target federal funds rate down to 3.75% and the discount rate to 3.25%. The first five reductions were half-point cuts, while the final one of the period on June 27 was a quarter-point reduction. This aggressive easing resulted in a steepening of the yield curve, which graphically represents the yields of comparable securities with different maturities. In addition, we saw spreads narrow, as investors began to feel more optimistic about the economy and consequently demanded a smaller premium for making non-Treasury purchases.

Corporate securities did well in this environment, and we increased the Fund’s corporate holdings during the period from 44.7% of assets at the end of January to 49.9% on June 30. This was part of a campaign to boost the Fund’s corporate holdings that actually began around September of 2000, when clearer signs of a weakening economy began to emerge. Although we evaluate securities using primarily a bottom-up approach, we tended to focus our purchases on cyclical Old Economy sectors such as paper and chemicals—industries that should benefit from a revival of the economy. The other part of our corporate strategy was to go out a bit further on the credit quality spectrum. In a period of narrowing spreads, lower-quality issues will generally outperform those with higher credit ratings. Accordingly, we brought up the Fund’s allocation of BBB securities from 18.8% on January 31 to 25.2% at the end of June. Meanwhile, we reduced AAA-rated holdings from 49.8% to 45.0% over the same period.

While our overall strategy was on target for the investment climate, a number of credit events exerted a drag on performance during the period. We had no defaults, but there were numerous earnings shortfalls. In one case—Crown Cork & Seal—asbestos litigation negatively affected performance. Our long-term confidence in virtually all of these positions remained unshaken, but over the short term there’s no doubt that the Fund’s returns suffered because of them.

Mortgage-backed securities increased too. Why was that?

We boosted mortgage-backed securities from 23.8% at the end of January to 33.1% on June 30. This shift reflected our feeling that after six cuts in interest rates, we were probably nearing the end of the Fed’s easing cycle. Mortgaged-backed securities typically do well in a period of relatively stable interest rates, and it seemed that we might be entering such a period.
MassMutual Core Bond Fund – Portfolio Manager Report (Continued)

Uncertainty over corporate earnings and further Fed easing could cause corporate and mortgage spreads to widen somewhat over the near term. However, we would view this development as a buying opportunity. Lower rates combined with a stimulative fiscal policy and declining energy prices should eventually trigger an economic recovery and tighter bond spreads.

Within this context, we have five goals for the second half of the year. First, we’ll look for chances to improve the credit quality of the Fund. We anticipate doing this on a very selective basis—for example, in situations where we can move up in credit quality without giving up much in yield. Second, we plan to review our industry weightings and fine-tune those to agree with our economic outlook. Third, the steep yield curve provides more incentive to push our durations out a little longer to take advantage of the higher yields. Fourth, we would like to continue to benefit from the premiums provided by new bond issues. Finally, we’ll try to add incrementally to our corporate and mortgage holdings in situations where we see real value.

MassMutual Core Bond Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Core Bond Fund Class S and the Lehman Brothers Aggregate Bond Index

MassMutual Core Bond Fund Total Return

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

	Year-To-Date 1/1/01-6/30/01	One Year 7/1/00-6/30/01

Class S	3.27%	10.16%

Lehman Brothers AggregateBond Index
	3.61%	11.2%3

	Five Year Average Annual 7/1/96-6/30/01	Since Inception Average Annual 10/3/94-6/30/01

Class S	6.99%	7.61%

Lehman Brothers AggregateBond Index	7.48%	8.03%

Hypothetical Investments in MassMutual Core Bond Fund Class A, Class Y and the Lehman Brothers Aggregate Bond Index

MassMutual Core Bond Fund Total Return

	Year-To-Date 1/1/01-6/30/01	One Year 7/1/00-6/30/01

Class A	2.91%	9.61%

Class Y	3.18%	10.09%

Lehman Brothers AggregateBond Index
	3.61%	11.23%

	Since Inception Average Annual 1/1/98-6/30/01

Class A	5.27%

Class Y	5.68%

Lehman Brothers AggregateBond Index	6.50%

Hypothetical Investments in MassMutual Core Bond Fund Class L and the Lehman Brothers Aggregate Bond Index

MassMutual Core Bond Fund Total Return

	Year-To-Date 1/1/01-6/30/01	One Year 7/1/00-6/30/01

Class L	3.10%	9.93%

Lehman Brothers AggregateBond Index
	3.61%	11.23%

	Since Inception Average Annual 5/3/99-6/30/01

Class L	5.61%

Lehman Brothers AggregateBond Index	6.63%

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the Lehman Brothers Aggregate Bond Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Core Bond Fund – Portfolio of Investments

June 30, 2001 (Unaudited)

		Principal Amount	Market Value

BONDS & NOTES — 80.0%
ASSET BACKED SECURITIES — 2.7%
America West Airlines, Inc. 1996-1, Class A
6.850%	01/02/2011	$ 4,154,592	$ 4,170,836
California Infrastructure SCE-1, 1997-1, Class A5
6.280%	09/25/2005	700,000	715,054
California Infrastructure SDG&E-1, 1997-1, Class A5
6.190%	09/25/2005	500,000	509,080
Case Equipment Loan Trust 1998-A, Class A4
5.830%	02/15/2005	1,180,254	1,183,045
Chase Manhattan Auto Owner Trust 1998-A, Class A4
5.800%	12/16/2002	1,770,401	1,780,521
Chase Manhattan RV Owner Trust 1997-A, Class A7
6.140%	10/16/2006	755,626	757,022
Community Program Loan Trust, 1987-A, Class A4
4.500%	10/01/2018	1,193,474	1,094,085
Conseco Finance Securitizations Corp. Series 2001-1, Class A4
6.210%	07/01/2032	3,780,000	3,740,578
Metlife Capital Equipment Loan Trust Series 1997-A, Class A
6.850%	05/20/2008	1,754,401	1,795,775
Peco Energy Transition Trust Series 1999-A, Class A6
6.050%	03/01/2009	2,300,000	2,307,919
Peco Energy Transition Trust Series 1999-A, Class A7
6.130%	03/01/2009	1,200,000	1,192,157
Premier Auto Trust Series 1998-4, Class A3
5.690%	06/08/2002	367,442	367,750
Premier Auto Trust Series 1998-5, Class A3
5.070%	07/08/2002	229,041	229,448
Railcar Trust No. 1992-1, Class A
7.750%	06/01/2004	700,175	726,649
Rental Car Finance Corp. Series 1999-1A, Class A†
5.900%	02/25/2007	2,000,000	1,999,576
Textron Financial Corp. Series 1998-A, Class A2†
5.890%	01/15/2005	2,144,193	2,163,386
		Principal Amount	Market Value

Travelers Funding Limited Series 1A, Class A1†
6.300%	02/18/2014	$ 3,100,000	$ 2,832,656

TOTAL ASSET BACKED SECURITIES (Cost $27,700,556)			27,565,537

CORPORATE DEBT — 50.6%
AirTouch Communications, Inc.
7.500%	07/15/2006	3,000,000	3,173,460
Albertson’s, Inc.
8.000%	05/01/2031	2,500,000	2,481,100
Alcan Aluminum Limited
6.250%	11/01/2008	2,500,000	2,464,572
Alliance Pipeline LP†
6.996%	12/31/2019	2,500,000	2,376,325
American Airlines 1994-A Pass Through Trusts, Class A4*
9.780%	11/26/2011	1,508,056	1,623,739
American General Finance Corp.
5.750%	11/01/2003	2,000,000	2,026,140
Anheuser-Busch Companies, Inc.*
6.800%	01/15/2031	5,000,000	4,957,050
Archer-Daniels- Midland Co.*
7.000%	02/01/2031	5,030,000	4,895,800
Arrow Electronics, Inc.
8.700%	10/01/2005	3,000,000	3,045,003
Arrow Electronics, Inc.
9.150%	10/01/2010	2,000,000	2,019,258
Associates Corp. of North America
6.750%	08/01/2001	2,000,000	2,003,660
Associates Corp. of North America*
7.875%	09/30/2001	1,500,000	1,512,975
AT&T-Liberty Media Group*
8.250%	02/01/2030	5,300,000	4,557,221
AT&T Wireless Group*†
7.350%	03/01/2006	5,825,000	5,952,276
Avnet, Inc.
8.200%	10/17/2003	3,590,000	3,639,327
Barrick Gold Corp.
7.500%	05/01/2007	4,000,000	4,092,360
BellSouth Capital Funding Corp.*
7.750%	02/15/2010	5,000,000	5,395,300
BHP Finance (USA) Limited
6.420%	03/01/2026	3,500,000	3,553,935
Boeing Capital Corp.
7.100%	09/27/2005	2,000,000	2,096,380
Bombardier Capital, Inc.†
6.000%	01/15/2002	4,000,000	4,027,016
Boston Scientific Corp.*
6.625%	03/15/2005	6,300,000	6,085,800
		Principal Amount	Market Value

BRE Properties, Inc.
7.450%	01/15/2011	$ 2,500,000	$ 2,500,075
Capitol Records, Inc.†
8.375%	08/15/2009	5,500,000	5,866,042
Carlisle Companies, Inc.
6.700%	05/15/2008	4,500,000	4,162,320
CenturyTel, Inc. Series E
6.150%	01/15/2005	2,000,000	1,976,720
Champion International Corp.
6.400%	02/15/2026	2,500,000	2,489,300
The CIT Group, Inc.
5.500%	02/15/2004	4,000,000	3,952,520
CNF, Inc.
8.875%	05/01/2010	2,500,000	2,628,580
The Columbia Gas System, Inc.
6.610%	11/28/2002	3,000,000	3,055,110
Comcast Cable Communications, Inc.
6.375%	01/30/2006	2,860,000	2,873,356
Comcast Cable Communications, Inc.
8.375%	05/01/2007	2,500,000	2,723,625
Cominco Limited
6.875%	02/15/2006	3,000,000	2,822,772
Commercial Credit Co.*
7.750%	03/01/2005	3,000,000	3,188,370
Computer Sciences Corp.*
6.750%	06/15/2006	5,000,000	4,991,150
ConAgra, Inc.
7.000%	10/01/2028	3,000,000	2,786,850
Continental Airlines, Inc., Series 1996-2B
8.560%	07/02/2014	1,488,251	1,566,784
Continental Airlines, Inc., Series 1996-B
7.820%	10/15/2013	1,675,179	1,736,899
Cox Communications, Inc.*
7.750%	11/01/2010	4,673,000	4,894,874
Crown Cork & Seal Co., Inc.
6.750%	12/15/2003	3,550,000	1,526,500
Crown Cork & Seal Co., Inc.
7.125%	09/01/2002	3,300,000	1,914,000
CSX Corp.
7.050%	05/01/2002	3,000,000	3,047,820
CSX Corp.
7.250%	05/01/2027	4,000,000	4,120,640
Cytec Industries, Inc.
6.750%	03/15/2008	5,180,000	4,749,024
DaimlerChrysler NA Holding Corp.*
6.400%	05/15/2006	5,050,000	5,009,853
Dana Corp.
6.250%	03/01/2004	2,500,000	2,300,000
Dominion Resources, Inc.
7.820%	09/15/2004	3,200,000	3,350,816

(Continued)

The accompanying notes are an integral part of the financial statements.
MassMutual Core Bond Fund – Portfolio of Investments (Continued)

		Principal Amount	Market Value

Donnelley (R.R.) & Sons Co.
6.625%	04/15/2029	$ 3,750,000	$ 3,245,175
Dover Corp.
6.250%	06/01/2008	2,000,000	1,961,620
DPL, Inc.
8.250%	03/01/2007	3,120,000	3,211,478
Duke Capital Corp.
7.500%	10/01/2009	3,850,000	4,017,514
Duke Energy Field Services Corp.
7.875%	08/16/2010	5,000,000	5,239,450
Emerald Investment Grade CBO Limited†
7.210%	05/24/2011	3,000,000	3,000,000
Emerson Electric Co.
7.125%	08/15/2010	4,835,000	5,040,197
Enterprise Products Operating LP
7.500%	02/01/2011	4,995,000	4,978,067
ERAC USA Finance Co.†
6.750%	05/15/2007	4,500,000	4,407,975
Exxon Mobil Corp.*
8.625%	08/15/2021	4,500,000	5,365,665
FBG Finance Limited†
7.875%	06/01/2016	3,000,000	3,141,390
FedEx Corp.†
6.875%	02/15/2006	4,545,000	4,593,586
Florida Gas Transmission Co.†
8.630%	11/01/2004	2,000,000	2,133,640
FNMA (Benchmark Bond)
6.250%	05/15/2029	10,000,000	9,570,300
Ford Motor Co.
7.450%	07/16/2031	934,000	897,509
Ford Motor Credit Corp.*
7.375%	10/28/2009	7,000,000	7,075,040
Forte CDO (Cayman) Limited Series A3-A†
7.011%	04/12/2013	1,500,000	1,471,800
General American Transportation Corp.
6.750%	03/01/2006	3,000,000	2,843,760
General American Transportation Corp.
8.625%	12/01/2004	2,500,000	2,563,200
General Electric Capital Corp.
8.750%	05/21/2007	1,500,000	1,715,730
General Mills, Inc.
8.900%	06/15/2006	2,250,000	2,550,983
Georgia-Pacific Corp.
7.500%	05/15/2006	2,000,000	1,991,751
Goodyear Tire & Rubber Co.
8.500%	03/15/2007	3,535,000	3,683,498
Halliburton Co.
5.625%	12/01/2008	2,750,000	2,643,311
Hearst-Argyle Television, Inc.
7.000%	11/15/2007	2,000,000	1,897,080
Heller Financial, Inc.
6.400%	01/15/2003	4,600,000	4,691,172
Heller Financial, Inc.
7.375%	11/01/2009	2,500,000	2,573,900

		Principal Amount	Market Value

Hershey Foods Corp.*
7.200%	08/15/2027	$ 5,000,000	$ 5,018,200
Houghton Mifflin Co.
7.000%	03/01/2006	2,325,000	2,337,323
Household Finance Corp.
6.500%	11/15/2008	2,400,000	2,364,528
Household Finance Corp.
6.500%	01/24/2006	2,500,000	2,541,575
ICI Wilmington, Inc.
7.050%	09/15/2007	2,000,000	1,990,820
Idex Corp.
6.875%	02/15/2008	5,250,000	4,775,453
IMC Global, Inc.
6.625%	10/15/2001	3,000,000	2,977,890
Imcera Group, Inc.*
6.000%	10/15/2003	1,000,000	1,009,700
Ingersoll-Rand Co.
5.750%	02/14/2003	4,750,000	4,791,278
Interpool, Inc.
7.350%	08/01/2007	2,000,000	1,749,722
Interpublic Group of Companies, Inc.
7.875%	10/15/2005	4,000,000	4,164,920
Jones Apparel Group, Inc.
7.875%	06/15/2006	3,000,000	3,077,190
KeySpan Corp.*
6.150%	06/01/2006	5,000,000	5,021,265
KeySpan Gas East Corp. Series MTNA
6.900%	01/15/2008	649,000	655,777
Kimco Realty Corp. Series MTNB
7.860%	11/01/2007	3,700,000	3,845,737
Koninklijke KPN NV
8.000%	10/01/2010	3,500,000	3,356,749
The Kroger Co.
7.000%	05/01/2018	1,800,000	1,704,690
Lafarge Corp.
6.375%	07/15/2005	2,000,000	1,933,400
Lasmo (USA), Inc.
6.750%	12/15/2007	5,000,000	5,180,225
Leucadia National Corp.
7.750%	08/15/2013	2,500,000	2,378,600
Louisiana-Pacific Corp.*
8.875%	08/15/2010	5,000,000	4,584,600
Marriott International, Inc. Series E†
7.000%	01/15/2008	4,950,000	4,964,335
Marsh & McLennan Companies, Inc.
7.125%	06/15/2009	2,000,000	2,021,372
Masco Corp.
6.750%	03/15/2006	5,000,000	5,025,480
Meritor Automotive, Inc.
6.800%	02/15/2009	4,000,000	3,472,560
Midway Airlines Corp. Pass Through Certificates Class B
8.140%	01/02/2013	2,603,219	2,489,354
Miller (Herman), Inc.
7.125%	03/15/2011	3,000,000	2,883,300
Millipore Corp.
7.500%	04/01/2007	3,750,000	3,606,788
Morgan Stanley Dean Witter & Co.*
5.625%	01/20/2004	5,500,000	5,535,145

		Principal Amount	Market Value

Motorola, Inc.
6.500%	11/15/2028	$ 5,000,000	$ 3,710,450
Newmont Mining Corp.*
8.625%	04/01/2002	2,000,000	2,039,500
News America Holdings, Inc.
9.250%	02/01/2013	3,000,000	3,376,530
Norfolk Southern Corp.*
7.050%	05/01/2037	5,000,000	5,114,100
Norsk Hydro ASA†
8.750%	10/23/2001	500,000	505,924
Nortel Networks Limited
6.125%	02/15/2006	4,850,000	4,153,152
North Finance (Bermuda) Limited†
7.000%	09/15/2005	2,000,000	2,047,680
Nova Chemicals Corp.
7.000%	05/15/2006	4,500,000	4,482,131
Pepsi Bottling Holdings, Inc.†*
5.625%	02/17/2009	2,000,000	1,920,274
Qwest Capital Funding, Inc.†
7.750%	02/15/2031	5,545,000	5,438,996
Raytheon Co.
6.750%	08/15/2007	2,500,000	2,422,550
Reliant Energy Finance Co. II LP†
7.400%	11/15/2002	500,000	508,137
Reliant Energy Resources Corp. Series B
8.125%	07/15/2005	4,750,000	4,933,545
Republic Services, Inc.
7.125%	05/15/2009	3,750,000	3,710,574
Ryder System, Inc.
6.600%	11/15/2005	3,800,000	3,638,310
Scholastic Corp.
7.000%	12/15/2003	3,000,000	3,078,330
The Schwab (Charles) Corp.
6.250%	01/23/2003	2,500,000	2,534,991
Sealed Air Corp.†
8.750%	07/01/2008	2,160,000	2,103,581
Sears, Roebuck Acceptance Corp.
6.750%	09/15/2005	3,500,000	3,525,515
Simon Property Group LP
7.375%	01/20/2006	3,850,000	3,883,738
Solutia, Inc.
6.720%	10/15/2037	3,570,000	3,451,726
Southern Natural Gas Co.
7.350%	02/15/2031	3,980,000	3,671,868
Sprint Capital Corp.
6.125%	11/15/2008	2,000,000	1,835,880
Sprint Capital Corp.
6.900%	05/01/2019	2,000,000	1,746,860
Sprint Capital Corp.
7.125%	01/30/2006	3,795,000	3,821,072
Sunoco, Inc.
6.750%	04/01/2011	2,710,000	2,647,616
SuperValu, Inc.
7.875%	08/01/2009	7,000,000	6,536,292

(Continued)

The accompanying notes are an integral part of the financial statements.
MassMutual Core Bond Fund – Portfolio of Investments (Continued)

		Principal Amount	Market Value

Telefonica Europe BV
7.350%	09/15/2005	$ 3,900,000	$ 4,056,811
Temple-Inland, Inc. Series MTND
8.125%	12/15/2006	5,330,000	5,757,413
Texaco, Inc.
5.500%	01/15/2009	5,000,000	4,753,900
Texaco, Inc.
8.500%	02/15/2003	2,500,000	2,643,900
Textron Financial Corp. Series MTNE
5.950%	03/15/2004	4,985,000	4,994,521
Thomas & Betts Corp.*
8.250%	01/15/2004	2,500,000	2,137,500
Time Warner Companies, Inc.*
7.570%	02/01/2024	6,195,000	6,129,767
Time Warner, Inc. Pass-Thru Asset Trust 1997-1†
6.100%	12/30/2001	4,000,000	4,032,000
Times Mirror Co.
7.450%	10/15/2009	3,600,000	3,688,359
TRW, Inc.
8.750%	05/15/2006	6,000,000	6,458,088
TTX Co.†
6.290%	05/15/2002	5,000,000	5,071,315
Tyco International Group SA
6.250%	06/15/2003	4,000,000	4,057,316
Unilever Capital Corp.
6.750%	11/01/2003	3,100,000	3,205,028
Union Tank Car Co.
6.790%	05/01/2010	4,800,000	4,584,919
United Air Lines, Inc.
10.110%	02/19/2006	612,981	648,068
UPM-Kymmene Oyj Corp.†
7.450%	11/26/2027	5,000,000	4,589,380
US Airways, Inc., Class B
7.500%	04/15/2008	1,334,170	1,269,916
US West Capital Funding Corp.
6.125%	07/15/2002	2,000,000	2,020,120
VF Corp.
8.100%	10/01/2005	1,750,000	1,850,263
Vulcan Materials Co.
6.000%	04/01/2009	4,000,000	3,752,009
Wells Fargo Financial, Inc.
6.125%	02/15/2006	4,795,000	4,809,865
Westvaco Corp.
8.400%	06/01/2007	3,750,000	3,985,350
WorldCom, Inc.
8.250%	05/15/2031	4,505,000	4,401,655
WPP Finance (USA) Corp.
6.625%	07/15/2005	3,275,000	3,243,370

TOTAL CORPORATE DEBT (Cost $526,537,901)			523,155,619

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 2.9%
Collateralized Mortgage Obligations
Asset Securitization Corp. Series 1995-MD4, Class A1
7.100%	08/13/2029	5,728,503	5,949,239

		Principal Amount	Market Value

CS First Boston Mortgage Securities Corp. Series 1998-C2, Class A1
5.960%	12/15/2007	$ 2,532,715	$ 2,539,158
Merrill Lynch Mortgage Investors, Inc., Series 1998-C1, Class A1
6.310%	11/15/2026	3,215,941	3,234,883
Morgan Stanley Dean Witter Capital I Series 2001-280, Class A1†
6.148%	02/03/2011	3,911,244	3,879,578
Prudential Home Mortgage Securities 1993-26 Class A6
6.750%	07/25/2008	1,501,725	1,518,139
Residential Funding Mortgage Securities I Series 1998-S9, Class 1A1
6.500%	04/25/2013	1,821,884	1,824,726
Salomon Brothers Mortgage Securities 1997-TZH, Class B†
7.491%	03/25/2022	3,000,000	3,086,700
Starwood Commercial Mortgage Trust Series 1999-C1A, Class B†
6.920%	02/05/2009	3,000,000	2,991,438
Structured Asset Securities Corp. Series 1998-ALS2, Class 1A
6.750%	03/25/2029	5,403,196	5,423,458

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $30,486,418)			30,447,319

SOVEREIGN DEBT OBLIGATIONS — 0.5%
Government of Quebec Series PJ
6.125%	01/22/2011	5,000,000	4,826,050

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $4,958,329)			4,826,050

U.S. GOVERNMENT AGENCY OBLIGATIONS — 15.4%
Federal Home Loan Mortgage Corporation (FHLMC) — 6.3%
Collateralized Mortgage Obligations — 0.8%
FHLMC Series 1322, Class G
7.500%	02/15/2007	455,880	462,718
FHLMC Series 1337, Class D
6.000%	08/15/2007	938,297	942,106
FHLMC Series 1460, Class H
7.000%	05/15/2007	2,000,000	2,052,500
FHLMC Series 1490, Class PJ
6.000%	05/15/2007	206,395	206,911

		Principal Amount	Market Value

FHLMC Series 1667, Class PE
6.000%	03/15/2008	$ 3,816,657	$ 3,857,189
FHLMC Series B, Class 3
12.500%	09/30/2013	51,103	56,663
FHLMC Series W067, Class A
6.420%	12/01/2005	752,945	770,263

			8,348,350

Pass-Through Securities — 5.5%
FHLMC
7.500%	06/01/2015- 01/01/2031	33,153,334	33,884,490
FHLMC
8.000%	03/01/2015- 08/01/2015	18,767,042	19,488,259
FHLMC
8.250%	05/01/2017	1,037,416	1,073,301
FHLMC
8.500%	11/01/2025	1,769,730	1,887,523
FHLMC
9.000%	03/01/2017	100,863	107,734

			56,441,307

			64,789,657

Federal National Mortgage Association (FNMA) — 2.9%
Collateralized Mortgage Obligations — 1.6%
FNMA Series 1989-20, Class A
6.750%	04/25/2018	3,602,551	3,642,071
FNMA Series 1993-134, Class GA
6.500%	02/25/2007	5,000,000	5,050,000
FNMA Series 1993-221, Class D
6.000%	12/25/2008	2,500,000	2,536,700
FNMA Series 1996-54, Class C
6.000%	09/25/2008	5,000,000	5,035,900

			16,264,671

Pass-Through Securities — 1.3%
FNMA
6.000%	10/01/2028- 02/01/2029	11,106,855	10,698,872
FNMA
8.000%	05/01/2013	64,220	65,613
FNMA
8.500%	08/01/2026	2,428,489	2,585,563

			13,350,048

			29,614,719

Government National Mortgage Association (GNMA) — 6.2%
Pass-Through Securities
GNMA
6.500%	09/15/2023- 11/15/2028	31,686,853	31,397,549

(Continued)

The accompanying notes are an integral part of the financial statements.
MassMutual Core Bond Fund – Portfolio of Investments (Continued)

		Principal Amount	Market Value

GNMA
7.000%	08/15/2023- 11/15/2023	$ 2,718,752	$ 2,759,533
GNMA
7.250%	07/20/2021- 07/20/2022	11,851,956	12,036,728
GNMA
7.500%	01/15/2017- 06/15/2017	3,536,401	3,648,310
GNMA
8.000%	02/15/2004- 11/15/2030	13,570,425	14,104,495
GNMA
9.000%	12/15/2004- 10/15/2009	82,904	87,917

			64,034,532

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $156,710,340)			158,438,908

U.S. TREASURY OBLIGATIONS — 7.9%
U.S. Treasury Bonds — 7.2%
U.S. Treasury Bond
7.125%	02/15/2023	5,700,000	6,535,392
U.S. Treasury Bond*
7.500%	11/15/2016	34,190,000	39,831,350
U.S. Treasury Bond*
8.875%	08/15/2017	21,800,000	28,615,988

			74,982,730

U.S. Treasury Notes — 0.7%
U.S. Treasury Note
5.500%	05/15/2009	6,880,000	6,940,200

TOTAL U.S. TREASURY OBLIGATIONS (Cost $80,569,834)			81,922,930

TOTAL BONDS & NOTES (Cost $826,963,378)			826,356,363

SHORT-TERM INVESTMENTS — 21.4%
Cash Equivalents — 2.6%
AT&T**
3.980%	07/19/2001	284,814	284,814
Banc One Bank Note**
4.060%	07/02/2001	481,805	481,805
First Union II**
4.000%	03/12/2002	148,939	148,939
Fleet National Bank Note**
4.210%	10/31/2001	105,545	105,545
GMAC Bank Note**
4.110%	03/08/2002	803,009	803,009
Merrill Lynch Bank Note**
3.940%	04/05/2002	1,124,212	1,124,212
Merrimac Money Market Fund**
4.120%	07/02/2001	9,752,712	9,752,712

		Principal Amount	Market Value

MetLife Insurance Co. Funding Agreement**
4.110%	08/01/2001	$ 12,000,000	$ 12,000,000
Morgan Stanley Dean Witter & Co.**
3.960%	07/16/2001	481,805	481,805
Morgan Stanley Dean Witter & Co.**
3.980%	09/14/2001	963,611	963,611
Provident Institutional Money Market Fund**
4.000%	07/02/2001	212,035	212,035
Royal Bank of Canada Eurodollar Time Deposit**
4.000%	07/02/2001	659,026	659,026

			27,017,513

Commercial Paper — 18.8%
Autoliv ASP, Inc.
4.100%	07/16/2001	5,000,000	4,990,889
Autoliv ASP, Inc.
4.200%	07/06/2001	6,000,000	5,995,800
Boston Edison Co.
3.800%	08/03/2001	6,255,000	6,232,551
Carolina Power & Light Co.
4.000%	07/30/2001	7,000,000	6,976,667
Carolina Power & Light Co.
4.200%	07/09/2001	8,000,000	7,991,600
Carolina Power & Light Co.
4.200%	07/18/2001	5,000,000	4,989,500
Countrywide Home Loans, Inc.
3.670%	08/08/2001	5,265,000	5,244,067
Countrywide Home Loans, Inc.
3.820%	08/20/2001	7,000,000	6,962,118
Cox Enterprises, Inc.
4.050%	07/27/2001	8,000,000	7,975,700
Cox Enterprises, Inc.
4.120%	07/19/2001	5,715,000	5,702,573
Enron Corp.
3.900%	07/11/2001	7,000,000	6,991,658
Federal Signal Corp.
4.100%	07/03/2001	7,925,000	7,922,292
Federal Signal Corp.
4.150%	07/03/2001	1,780,000	1,779,384
Florida Power Corp.
4.000%	07/09/2001	6,695,000	6,688,305
General Mills, Inc.
4.080%	07/12/2001	5,435,000	5,427,608
KeySpan Corp.
3.730%	08/30/2001	5,100,000	5,067,767
Mead Corp.
3.900%	07/26/2001	7,290,000	7,269,467
Mead Corp.
3.950%	07/20/2001	8,503,000	8,484,341

		Principal Amount	Market Value

National Fuel Gas
3.750%	08/10/2001	$ 5,000,000	$ 4,978,646
Pearson, Inc.
4.020%	08/09/2001	7,220,000	7,187,751
Qwest Capital Funding, Inc.
4.210%	08/01/2001	6,380,000	6,356,125
Qwest Capital Funding, Inc.
4.400%	07/02/2001	7,000,000	6,998,289
Ryder System, Inc.
3.950%	08/17/2001	3,115,000	3,098,594
Ryder System, Inc.
4.200%	07/10/2001	6,785,000	6,777,084
Solutia, Inc.
4.250%	07/05/2001	4,000,000	3,997,639
TRW, Inc.
4.070%	07/30/2001	1,240,000	1,235,794
TRW, Inc.
4.200%	07/17/2001	9,520,000	9,501,119
UOP
4.100%	08/02/2001	5,745,000	5,723,408
UOP
4.250%	07/25/2001	8,280,000	8,255,563
UOP
4.330%	07/13/2001	5,600,000	5,591,244
Viacom, Inc.
3.880%	08/07/2001	6,000,000	5,975,427
Viacom, Inc.
4.150%	07/31/2001	6,000,000	5,978,558

			194,347,528

TOTAL SHORT-TERM INVESTMENTS (At Amortized Cost)			221,365,041

TOTAL INVESTMENTS — 101.4% (Cost $1,048,328,419)***			1,047,721,404

Other Assets/ (Liabilities) — (1.4%)			(14,054,434)

NET ASSETS — 100.0%			$1,033,666,970

Notes to Portfolio of Investments
*	All or a portion of this security is segregated to cover forward purchase commitments. (Note 2).

**	Represents investment of security lending collateral. (Note 2).

***	Aggregate cost for Federal tax purposes. (Note 7).
†	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

MassMutual Core Bond Fund – Financial Statements

Statement of Assets and Liabilities

June 30, 2001 (Unaudited)
Assets:
Investments, at value (cost $826,963,378) (Note 2)	$ 826,356,363
Short-term investments, at amortized cost (Note 2)	221,365,041

Total Investments	1,047,721,404
Cash	528,467
Receivables from:
Investments sold	64,237,864
Interest	13,815,582

Total assets	1,126,303,317

Liabilities:
Payables for:
Investments purchased	64,006,341
Settlement of investments purchased on a commitment basis (Note 2)	1,067,772
Securities on loan (Note 2)	27,017,513
Directors’ fees and expenses (Note 3)	5,177
Affiliates (Note 3):
Investment management fees	399,107
Administration fees	102,986
Service fees	17,567
Accrued expenses and other liabilities	19,884

Total liabilities	92,636,347

Net assets	$1,033,666,970

Net assets consist of:
Paid-in capital	$1,002,928,159
Undistributed net investment income	29,713,727
Accumulated net realized gain on investments and forward commitments	2,699,871
Net unrealized depreciation on investments and forward commitments	(1,674,787)

$1,033,666,970

Net assets:
Class A	$ 35,781,473

Class L	$ 113,610,476

Class Y	$ 70,500,809

Class S	$ 813,774,212

Shares outstanding:
Class A	3,264,739

Class L	10,342,259

Class Y	6,400,377

Class S	73,676,079

Net asset value, offering price and redemption price per share:
Class A	$ 10.96

Class L	$ 10.99

Class Y	$ 11.02

Class S	$ 11.05

The accompanying notes are an integral part of the financial statements.

MassMutual Core Bond Fund – Financial Statements (Continued)

Statement of Operations

Six months ended June 30, 2001 (Unaudited)
Investment income: (Note 2)
Interest (including securities lending income of $84,930)	$32,868,704

Expenses: (Note 2)
Investment management fees (Note 3)	2,363,670
Custody fees	46,301
Audit and legal fees	21,824
Shareholder reporting fees	9,886
Directors’ fees (Note 3)	6,976

2,448,657
Administration fees (Note 3):
Class A	32,466
Class L	132,899
Class Y	36,204
Class S	382,818
Service fees (Note 3):
Class A	27,682

Total expenses	3,060,726

Net investment income	29,807,978

Realized and unrealized gain (loss):
Net realized gain on investment transactions and forward commitments	9,667,451
Net change in unrealized appreciation (depreciation) on investments and forward commitments	(9,895,771)

Net realized and unrealized loss	(228,320)

Net increase in net assets resulting from operations	$29,579,658

The accompanying notes are an integral part of the financial statements.
MassMutual Core Bond Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	Six months ended June 30, 2001 (Unaudited)	Year ended December 31, 2000
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$ 29,807,978	$ 43,440,717
Net realized gain on investment transactions and forward commitments	9,667,451	1,055,076
Net change in unrealized appreciation (depreciation) on investments and forward commitments	(9,895,771)	29,666,877

Net increase in net assets resulting from operations	29,579,658	74,162,670

Distributions to shareholders (Note 2):
From net investment income:
Class A	-	(626,893)
Class L	-	(3,036,758)
Class Y	-	(2,429,565)
Class S	-	(37,158,889)

Total distributions from net investment income	-	(43,252,105)

Net fund share transactions (Note 5):
Class A	21,913,403	12,970,167
Class L	44,562,145	63,282,033
Class Y	19,403,756	29,765,831
Class S	29,954,077	134,915,177

Increase in net assets from net fund share transactions	115,833,381	240,933,208

Total increase in net assets	145,413,039	271,843,773

Net assets:
Beginning of period	888,253,931	616,410,158

End of period (including undistributed net investment income of $29,713,727 and $803,749, respectively)	$1,033,666,970	$888,253,931

The accompanying notes are an integral part of the financial statements.

MassMutual Core Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Six months ended 6/30/01 (a) (Unaudited)		Year ended 12/31/00	Year ended 12/31/99		Year ended 12/31/98†

Net asset value, beginning of period	$ 10.65		$ 10.12	$ 11.06		$ 10.85

Income (loss) from investment operations:
Net investment income	0.30	***	0.65 ***	0.62	***	0.59 ***
Net realized and unrealized gain (loss) on investments	0.01		0.42	(0.89)		0.25

Total income (loss) from investment operations	0.31		1.07	(0.27)		0.84

Less distributions to shareholders:
From net investment income	-		(0.54)	(0.66)		(0.52)
From net realized gains	-		-	(0.01)		(0.11)
In excess of net realized gains	-		-	0.00	****	-

Total distributions	-		(0.54)	(0.67)		(0.63)

Net asset value, end of period	$ 10.96		$ 10.65	$ 10.12		$ 11.06

Total Return@	2.91%	**	10.62%	(2.43)%		7.75%

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$ 35,781		$ 13,435	$ 576		$ 141
Net expenses to average daily net assets	1.05%	*	1.04%	1.07%		1.20%
Net investment income to average daily net assets	5.65%	*	6.02%	5.70%		5.26%
Portfolio turnover rate	57%	**	39%	61%		51%

	Class L
	Six months ended 6/30/01 (a) (Unaudited)		Year ended 12/31/00	Period ended 12/31/99+
Net asset value, beginning of period	$ 10.66		$ 10.11	$ 10.97

Income (loss) from investment operations:
Net investment income	0.32	***	0.66 ***	0.44	***
Net realized and unrealized gain (loss) on investments	0.01		0.44	(0.61)

Total income (loss) from investment operations	0.33		1.10	(0.17)

Less distributions to shareholders:
From net investment income	-		(0.55)	(0.68)
From net realized gains	-		-	(0.01)
In excess of net realized gains	-		-	0.00	****

Total distributions	-		(0.55)	(0.69)

Net asset value, end of period	$ 10.99		$ 10.66	$ 10.11

Total Return@	3.10%	**	10.85%	(1.52)%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$ 113,610		$ 66,686	$ 2,361
Net expenses to average daily net assets	0.79%	*	0.79%	0.80%	*
Net investment income to average daily net assets	5.89%	*	6.21%	6.11%	*
Portfolio turnover rate	57%	**	39%	61%	**

*	Annualized
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
****	Distributions in excess of net realized gains is less than $0.01 per share.
†	Amounts have been restated to reflect reverse stock splits.
+	For the period from May 3, 1999 (commencement of operations) through December 31, 1999.
@
Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(a)
The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for all classes for the period ended June 30, 2001 was a decrease to net investment income of less than $0.01 per share, an increase to net realized and unrealized gains and losses of less than $0.01 per share and a decrease of the ratio of net investment income to average net assets of 0.10%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

The accompanying notes are an integral part of the financial statements.

MassMutual Core Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Six months ended 6/30/01 (a) (Unaudited)		Year ended 12/31/00	Year ended 12/31/99		Year ended 12/31/98†
Net asset value, beginning of period	$ 10.68		$ 10.12	$ 11.06		$ 10.86

Income (loss) from investment operations:
Net investment income	0.33	***	0.68 ***	0.68	***	0.65 ***
Net realized and unrealized gain (loss) on investments	0.01		0.43	(0.92)		0.25

Total income (loss) from investment operations	0.34		1.11	(0.24)		0.90

Less distributions to shareholders:
From net investment income	-		(0.55)	(0.69)		(0.59)
From net realized gains	-		-	(0.01)		(0.11)
In excess of net realized gains	-		-	0.00	****	-

Total distributions	-		(0.55)	(0.70)		(0.70)

Net asset value, end of period	$ 11.02		$ 10.68	$ 10.12		$ 11.06

Total Return@	3.18%	**	11.01%	(2.16)%		8.25%

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$ 70,501		$ 49,579	$ 19,471		$ 400
Net expenses to average daily net assets	0.64%	*	0.64%	0.65%		0.74%
Net investment income to average daily net assets	6.06%	*	6.37%	6.29%		5.73%
Portfolio turnover rate	57%	**	39%	61%		51%

	Class S (1)
	Six months ended 6/30/01 (a) (Unaudited)		Year ended 12/31/00	Year ended 12/31/99		Year ended 12/31/98	Year ended 12/31/97	Year ended 12/31/96
Net asset value, beginning of period	$ 10.70		$ 10.14	$ 11.06		$ 10.81	$ 10.45	$ 10.75

Income (loss) from investment operations:
Net investment income	0.33	***	0.68 ***	0.66	***	0.67 ***	0.69 ***	0.67 ***
Net realized and unrealized gain (loss) on investments	0.02		0.43	(0.89)		0.24	0.33	(0.37)

Total income (loss) from investment operations	0.35		1.11	(0.23)		0.91	1.02	0.30

Less distributions to shareholders:
From net investment income	-		(0.55)	(0.68)		(0.56)	(0.64)	(0.54)
From net realized gains	-		-	(0.01)		(0.10)	(0.02)	(0.06)
In excess of net realized gains	-		-	0.00	****	-	-	-

Total distributions	-		(0.55)	(0.69)		(0.66)	(0.66)	(0.60)

Net asset value, end of period	$ 11.05		$ 10.70	$ 10.14		$ 11.06	$ 10.81	$ 10.45

Total Return@	3.27%	**	10.99%	(2.08)%		8.44%	9.78%	2.80%

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$813,774		$758,554	$594,002		$709,459	$455,931	$356,699
Ratio of expenses to average daily net assets:
Before expense waiver	0.59%	*	0.59%	0.57%		0.55%	0.55%	0.56%
After expense waiver #	N/A		N/A	N/A		N/A	0.54%	0.51%
Net investment income to average daily net assets	6.08%	*	6.38%	6.07%		5.92%	6.34%	6.26%
Portfolio turnover rate	57%	**	39%	61%		51%	54%	54%

*	Annualized
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
****	Distributions in excess of net realized gains is less than $0.01 per share.
†	Amounts have been restated to reflect reverse stock splits.
(1)	Class S shares were previously designated as Class 4 shares.
#	Computed after giving effect to the voluntary partial waiver of management fee by MassMutual, which terminated May 1, 1997.
@
Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(a)
The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for all classes for the period ended June 30, 2001 was a decrease to net investment income of less than $0.01 per share, an increase to net realized and unrealized gains and losses of less than $0.01 per share and a decrease of the ratio of net investment income to average net assets of 0.10%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

The accompanying notes are an integral part of the financial statements.

MassMutual Diversified Bond Fund – Portfolio Manager Report

What are the investment objectives and policies for the MassMutual Diversified Bond Fund?

The objective and policies of the Fund are to:
•	achieve a high total return consistent with prudent investment risk and the preservation of capital
•	invest in a diversified portfolio of fixed income securities across the credit quality spectrum, including investment grade and high-yield issues
•	maintain duration roughly comparable to that of the Lehman Brothers Aggregate Bond Index, with overall credit quality of at least BBB
•	diversify investments by industry, sector, maturity, issuer class, and quality sectors to reduce risk of capital erosion

How did the Fund perform during the first half of 2001?

For the six months ending June 30, 2001, the Fund’s Class S shares returned 3.55%, slightly trailing the 3.61% return of the Lehman Brothers Aggregate Bond Index.

What was the investment background during the period?

The first half of 2001 witnessed persistent weakness in the economy and deteriorating corporate earnings. GDP (gross domestic product) growth for the first half of the year fell to an estimated 1.2% annualized rate, down from a robust 5.0% in 2000. Although the economy had not officially entered a recession, defined as two consecutive quarters of declining GDP, the manufacturing sector of the economy struggled, with industrial production declining for nine consecutive months at this writing.

The Federal Reserve Board, which had held short-term rates steady throughout the entire second half of 2000, made up for lost time during the period. The central bank made six adjustments, slashing rates by a total of 275 basis points. That left the target federal funds rate at 3.75% and the discount rate at 3.25% at the end of June. The Fed’s easing also caused spreads in the fixed-income market to narrow for much of the period, as investors felt more optimistic about the economy and demanded a smaller premium for making non-Treasury purchases. Narrowing spreads particularly benefited corporate securities.

How was the fund positioned during the period?

Anticipating falling interest rates, we had begun adding aggressively to the Fund’s corporate holdings in the fall of 2000. This campaign continued during the first half of 2001. For example, we increased the Fund’s allocation of securities with a BBB rating—the lowest rating available for investment-grade securities—from 15.6% of assets at the end of January to 24.9% on June 30. Likewise, BB-rated securities, the best grade of high-yield securities in terms of credit quality, rose from 8.0% to 12.9% over the same period. To fund these purchases, we reduced the Fund’s holdings of Treasury securities from 25.4% to 6.9% from January to June. We focused our corporate purchases on cyclical parts of the economy, such as paper and chemical companies that should benefit from a rebounding economy.

In periods where spreads are narrowing, securities of lower credit quality tend to outperform those of higher quality. Therefore, we tried to go out a bit further on the credit quality spectrum while keeping in mind the need to be vigilant about credit events. Corporate securities, especially our high-yield holdings, had a nice run in the spring. However, the Fund also had its share of setbacks. Although we successfully sidestepped most credit landmines during the period, a number of the Fund’s holdings were hurt by earnings shortfalls or other operating problems.

Moreover, the entire telecommunications sector was weak toward the end of the second quarter due to fallout from the bankruptcy of Winstar Communications—one of the biggest customers of troubled telecommunications equipment maker Lucent Technologies—and a preannouncement of a much larger-than-expected second-quarter loss by Nortel Networks. Some of our holdings were affected by these developments. Outside the telecommunications sector, there was one case—Crown Cork & Seal —in which asbestos litigation negatively affected performance. Our long-term confidence in virtually all of our corporate positions remains unshaken, but over the short term there’s no doubt that some of them detracted from the Fund’s returns.
MassMutual Diversified Bond Fund – Portfolio Manager Report (Continued)

What is your outlook?

Uncertainty over corporate earnings and further Fed easing could cause corporate and mortgage spreads to widen somewhat over the near term. However, we would view this development as a buying opportunity. Lower rates combined with a stimulative fiscal policy and declining energy prices should eventually trigger an economic recovery and tighter bond spreads.

Within this context, we have five goals for the second half of the year. First, we’ll look for chances to improve the credit quality of the Fund. We anticipate doing this on a very selective basis—for example, in situations where we can move up in credit quality without giving up much in yield. Second, we plan to review our industry weightings and fine-tune those to agree with our economic outlook. Third, the steep yield curve provides more incentive to push our durations out a little longer to take advantage of the higher yields. Fourth, we would like to continue to benefit from the premiums provided by new bond issues. Finally, we’ll try to add incrementally to our corporate and mortgage holdings in situations where we see real value.

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Diversified Bond Fund Class S, Class A, Class Y, Class L and the Lehman Brothers Aggregate Bond Index

MassMutual Diversified Bond Fund
Total Return
	Year-To-Date 1/1/01 - 6/30/01	One Year 7/1/00 - 6/30/01	Since Inception Average Annual 5/3/99 - 6/30/01

Class S	3.55%	8.28%	4.82%
Class A	3.24%	7.78%	4.36%
Class Y	3.34%	8.12%	4.70%
Class L	3.34%	7.97%	4.57%

Lehman Brothers
Aggregate Bond Index	3.61%	11.23%	6.63%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the Lehman Brothers Aggregate Bond Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
MassMutual Diversified Bond Fund – Portfolio of Investments

June 30, 2001 (Unaudited)

		Number of Shares	Market Value

EQUITIES — 0.0%
Financial Services — 0.0%
Contifinancial Corp.		109,103	$ 8,728

TOTAL EQUITIES (Cost $85,910)			8,728

		Principal Amount
BONDS & NOTES — 90.4%
ASSET BACKED SECURITIES — 0.3%
Conseco Finance Securitizations Corp. Series 2001-1, Class A4
6.210%	07/01/2032	$ 110,000	108,853

TOTAL ASSET BACKED SECURITIES (Cost $110,000)			108,853

CORPORATE DEBT — 55.2%
AES Corp.
8.875%	02/15/2011	200,000	195,500
Airgas, Inc. Series MTN
7.140%	03/08/2004	20,000	19,830
Airgas, Inc. Series MTN
7.750%	09/15/2006	105,000	102,406
American Standard, Inc.
7.375%	02/01/2008	140,000	138,250
Ametek, Inc.†
7.200%	07/15/2008	85,000	79,826
Amkor Technology, Inc.
9.250%	05/01/2006	100,000	97,250
Archer-Daniels-Midland Co.
7.000%	02/01/2031	200,000	194,664
Arrow Electronics, Inc.
8.700%	10/01/2005	115,000	116,725
Associates Corp. of North America*
5.800%	04/20/2004	500,000	504,495
AT&T Canada, Inc.
7.625%	03/15/2005	250,000	248,509
Atmos Energy Corp.
7.375%	05/15/2011	155,000	156,867
Bergen Brunswig Corp.
7.250%	06/01/2005	100,000	95,939
Boeing Capital Corp.
7.100%	09/27/2005	100,000	104,819
Boston Scientific Corp.*
6.625%	03/15/2005	250,000	241,500
Brand Scaffold Services, Inc.
10.250%	02/15/2008	125,000	115,312
Briggs & Stratton†
8.875%	03/15/2011	100,000	99,516
British Sky Broadcasting PLC
8.200%	07/15/2009	100,000	98,850
Calpine Corp.
7.750%	04/15/2009	75,000	70,915
Calpine Corp.
8.500%	02/15/2011	100,000	96,042
		Principal Amount	Market Value

Capitol Records, Inc.†
8.375%	08/15/2009	$ 250,000	$ 266,638
Caraustar Industries, Inc.†
9.875%	04/01/2011	50,000	47,000
Cardinal Health, Inc.
6.750%	02/15/2011	150,000	151,049
Century Communications Corp. Zero Coupon Series B
0.000%	01/15/2008	125,000	57,500
Cincinnati Milacron, Inc.
8.375%	03/15/2004	75,000	77,568
CNF, Inc.
8.875%	05/01/2010	85,000	89,372
Comcast Cable Communications, Inc.
6.375%	01/30/2006	140,000	140,654
Computer Sciences Corp.
6.750%	06/15/2006	155,000	154,726
Constellation Brands, Inc.†
8.000%	02/15/2008	125,000	124,687
Continental Airlines, Inc.
8.000%	12/15/2005	100,000	97,500
Cox Communications, Inc.
7.750%	11/01/2010	135,000	141,410
Crown Cork & Seal Co., Inc.
7.125%	09/01/2002	150,000	87,000
CSC Holdings, Inc.†
7.625%	04/01/2011	250,000	238,075
CSC Holdings, Inc. Series B
8.125%	08/15/2009	100,000	98,962
CSX Corp.
6.250%	10/15/2008	250,000	242,070
Cytec Industries, Inc.
6.750%	03/15/2008	150,000	137,520
DaimlerChrysler NA Holding Corp.
6.400%	05/15/2006	200,000	198,410
Dana Corp.
6.250%	03/01/2004	250,000	230,000
Derby Cycle Corp.††
10.000%	05/15/2008	125,000	50,000
Diageo Capital PLC*
6.125%	08/15/2005	500,000	506,013
Dominion Resources, Inc.
7.820%	09/15/2004	120,000	125,656
DPL, Inc.
8.250%	03/01/2007	140,000	144,105
Duke Energy Field Services Corp.
7.875%	08/16/2010	255,000	267,212
Ecolab, Inc.
6.875%	02/01/2011	135,000	131,096
Elgin National Industries, Inc. Series B
11.000%	11/01/2007	125,000	93,906
Emerson Electric Co.
7.125%	08/15/2010	400,000	416,976
Enterprise Products Operating LP
7.500%	02/01/2011	140,000	139,525
		Principal Amount	Market Value

Eott Energy Partners LP
11.000%	10/01/2009	$ 100,000	$ 107,000
Express Scripts, Inc.
9.625%	06/15/2009	125,000	135,625
FedEx Corp.†
6.875%	02/15/2006	150,000	151,604
First American Corp.†
4.500%	04/15/2008	15,000	14,831
Flextronics International Limited
9.875%	07/01/2010	100,000	99,500
Ford Motor Co.
7.450%	07/16/2031	100,000	96,093
Ford Motor Credit Corp.
7.375%	10/28/2009	100,000	101,072
Foster’s Finance Corp.†
6.875%	06/15/2011	160,000	158,551
General American Transportation Corp.
8.625%	12/01/2004	160,000	164,045
Georgia Gulf Corp.
7.625%	11/15/2005	110,000	110,015
Global Crossing Holding Limited
9.500%	11/15/2009	100,000	78,250
Gulf Canada Resources Limited
8.350%	08/01/2006	125,000	137,131
Haynes International, Inc.
11.625%	09/01/2004	125,000	66,875
Hearst-Argyle Television, Inc.
7.000%	11/15/2007	50,000	47,427
Heller Financial, Inc.
6.400%	01/15/2003	140,000	142,775
Hercules, Inc.†
11.125%	11/15/2007	60,000	60,000
Home Depot Exchangeable Trust†
1.000%	02/14/2006	100,000	90,125
Host Marriott LP Series E
8.375%	02/15/2006	100,000	97,750
Houghton Mifflin Co.
7.000%	03/01/2006	70,000	70,371
ICN Pharmaceuticals, Inc. Series B
9.250%	08/15/2005	250,000	257,500
Idex Corp.
6.875%	02/15/2008	150,000	136,442
Imax Corp.
7.875%	12/01/2005	250,000	131,250
Ingersoll-Rand Co.
5.750%	02/14/2003	150,000	151,304
Interface, Inc.
7.300%	04/01/2008	100,000	93,000
International Game Technology
8.375%	05/15/2009	125,000	128,125

(Continued)

The accompanying notes are an integral part of the financial statements.
MassMutual Diversified Bond Fund – Portfolio of Investments (Continued)

		Principal Amount	Market Value

Interpublic Group of Companies, Inc.
7.875%	10/15/2005	$ 150,000	$ 156,184
JL French Automotive Casting Series B
11.500%	06/01/2009	125,000	45,625
Kansas City Southern Railway
9.500%	10/01/2008	125,000	132,188
Kansas Gas & Electric
7.600%	12/15/2003	100,000	100,353
KeySpan Gas East Corp. Series MTNA
6.900%	01/15/2008	125,000	126,305
Kimco Realty Corp. Series MTNB
7.860%	11/01/2007	130,000	135,120
Koninklijke KPN NV
8.000%	10/01/2010	120,000	115,089
The Kroger Co.
7.650%	04/15/2007	250,000	261,892
Lyondell Chemical Co. Series A†
9.625%	05/01/2007	125,000	124,375
Lyondell Chemical Co. Series B†
9.875%	05/01/2007	125,000	124,062
Marriott International, Inc. Series E†
7.000%	01/15/2008	150,000	150,434
Masco Corp.
6.750%	03/15/2006	155,000	155,790
MGM Mirage, Inc.
8.500%	09/15/2010	110,000	114,228
News America Holdings, Inc.
8.625%	02/01/2003	250,000	261,467
News America Holdings, Inc. Zero Coupon†
0.000%	02/28/2021	100,000	50,673
Niagara Mohawk Power Corp. Series G
7.750%	10/01/2008	150,000	153,304
Norfolk Southern Corp.
7.250%	02/15/2031	140,000	135,562
Nortel Networks Limited
6.125%	02/15/2006	150,000	128,448
Northwest Airlines, Inc.
7.875%	03/15/2008	250,000	231,305
Pacer International, Inc. Series B
11.750%	06/01/2007	125,000	119,375
Park Place Entertainment Corp.
8.875%	09/15/2008	100,000	103,000
Pepsi Bottling Holdings, Inc.†
5.625%	02/17/2009	250,000	240,034
Petroleos Mexicanos Series P
9.500%	09/15/2027	125,000	133,689
Pride International, Inc.
9.375%	05/01/2007	100,000	105,000
Progress Energy, Inc.
6.550%	03/01/2004	90,000	91,735

		Principal Amount	Market Value

PSEG Energy Holdings, Inc.†
8.625%	02/15/2008	$ 150,000	$ 151,246
Qwest Capital Funding, Inc.†
7.750%	02/15/2031	150,000	147,132
Raytheon Co.
6.500%	07/15/2005	250,000	246,865
Reliant Energy Resources Corp. Series B
8.125%	07/15/2005	185,000	192,149
Rogers Wireless Communications
8.800%	10/01/2007	100,000	93,500
Saks, Inc.
8.250%	11/15/2008	50,000	46,750
Sealed Air Corp.†
8.750%	07/01/2008	75,000	73,041
Servicemaster Co.
8.450%	04/15/2005	130,000	132,522
Simon Property Group LP
7.375%	01/20/2006	100,000	100,876
Solectron Corp. Zero Coupon
0.000%	05/08/2020	165,000	81,675
Southern Natural Gas Co.
7.350%	02/15/2031	100,000	92,258
Sprint Capital Corp.
5.875%	05/01/2004	250,000	244,467
Sprint Capital Corp.
7.125%	01/30/2006	105,000	105,721
Sunoco, Inc.
6.750%	04/01/2011	75,000	73,273
SuperValu, Inc.
7.875%	08/01/2009	250,000	233,439
Telefonica Europe BV
7.350%	09/15/2005	125,000	130,026
Tembec Industries, Inc.
8.625%	06/30/2009	100,000	102,000
Temple-Inland, Inc. Series MTND
8.125%	12/15/2006	100,000	108,019
Time Warner Companies, Inc.
7.570%	02/01/2024	140,000	138,526
TRW, Inc.
8.750%	05/15/2006	250,000	269,087
Tyco International Group SA
6.250%	06/15/2003	135,000	136,934
Unilever Capital Corp.
6.750%	11/01/2003	110,000	113,727
Unisys Corp.
7.875%	04/01/2008	125,000	120,000
Wabtec Corp.
9.375%	06/15/2005	100,000	100,232
Wells Fargo Financial, Inc.
6.125%	02/15/2006	150,000	150,465
Western Gas Resources, Inc.
10.000%	06/15/2009	125,000	133,750
WorldCom, Inc.
8.250%	05/15/2031	160,000	156,330

		Principal Amount	Market Value

WPP Finance (USA) Corp.
6.625%	07/15/2005	$ 135,000	$ 133,696

TOTAL CORPORATE DEBT (Cost $17,742,613)			17,361,449

U.S. GOVERNMENT AGENCY OBLIGATIONS — 27.1%
Federal Home Loan Mortgage Corporation (FHLMC) — 4.4%
Pass-Through Securities
FHLMC
7.500%	06/01/2024- 04/01/2028	1,369,249	1,401,707

Federal National Mortgage Association (FNMA) — 14.9%
Pass-Through Securities
FNMA
6.000%	11/01/2028- 03/01/2031	1,872,631	1,802,662
FNMA
6.500%	04/01/2029- 06/01/2029	2,618,297	2,579,835
FNMA
7.500%	04/01/2031	287,184	293,017

			4,675,514

Government National Mortgage Association (GNMA) — 7.8%
Pass-Through Securities
GNMA
7.000%	10/15/2027- 05/15/2029	1,850,444	1,866,804
GNMA
8.000%	08/15/2026- 03/15/2027	561,926	582,664

			2,449,468

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $8,580,576)			8,526,689

U.S. TREASURY OBLIGATIONS — 7.8%
U.S. Treasury Bond
7.125%	02/15/2023	2,135,000	2,447,906

TOTAL U.S. TREASURY OBLIGATIONS (Cost $2,498,758)			2,447,906

TOTAL BONDS & NOTES (Cost $28,931,947)			28,444,897

SHORT-TERM INVESTMENTS — 6.1%
Commercial Paper
Enron Corp.
4.220%	07/02/2001	810,000	809,810
Pearson, Inc.
4.050%	07/09/2001	480,000	479,514
Qwest Capital Funding, Inc.
4.030%	07/25/2001	628,000	626,243

			1,915,567

(Continued)

The accompanying notes are an integral part of the financial statements.
MassMutual Diversified Bond Fund – Portfolio of Investments (Continued)

Market Value

TOTAL SHORT-TERM INVESTMENTS (At Amortized Cost)	$ 1,915,567

TOTAL INVESTMENTS — 96.5% (Cost $30,933,424)**	30,369,192

Other Assets/ (Liabilities) — 3.5%	1,097,134

NET ASSETS — 100.0%	$ 31,466,326

Notes to Portfolio of Investments
*	All or a portion of this security is segregated to cover forward purchase commitments. (Note 2).
**	Aggregate cost for Federal tax purposes. (Note 7).
†	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
††	Security is currently in default.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MassMutual Diversified Bond Fund – Financial Statements

Statement of Assets and Liabilities

June 30, 2001 (Unaudited)
Assets:
Investments, at value (cost $29,017,857) (Note 2)	$28,453,625
Short-term investments, at amortized cost (Note 2)	1,915,567

Total Investments	30,369,192
Cash	772
Receivables from:
Investments sold	636,537
Interest	494,298
Investment adviser (Note 3)	410

Total assets	31,501,209

Liabilities:
Payables for:
Investments purchased	2,437
Settlement of investments purchased on a commitment basis (Note 2)	7,537
Directors’ fees and expenses (Note 3)	1,375
Affiliates (Note 3):
Investment management fees	12,639
Administration fees	3,681
Service fees	1,991
Accrued expenses and other liabilities	5,223

Total liabilities	34,883

Net assets	$31,466,326

Net assets consist of:
Paid-in capital	$31,497,058
Undistributed net investment income	819,636
Accumulated net realized loss on investments and forward commitments	(278,599)
Net unrealized depreciation on investments and forward commitments	(571,769)

$31,466,326

Net assets:
Class A	$ 3,325,872

Class L	$ 161,822

Class Y	$ 247,092

Class S	$27,731,540

Shares outstanding:
Class A	336,195

Class L	16,356

Class Y	24,922

Class S	2,793,529

Net asset value, offering price and redemption price per share:
Class A	$ 9.89

Class L	$ 9.89

Class Y	$ 9.91

Class S	$ 9.93

The accompanying notes are an integral part of the financial statements.

MassMutual Diversified Bond Fund – Financial Statements (Continued)

Statement of Operations

Six months ended June 30, 2001 (Unaudited)
Investment income: (Note 2)
Interest	$1,058,457

Expenses: (Note 2)
Investment management fees (Note 3)	75,510
Custody fees	4,350
Audit and legal fees	1,505
Shareholder reporting fees	303
Directors’ fees (Note 3)	210

81,878

Administration fees (Note 3):
Class A	3,817
Class L	458
Class Y	272
Class S	16,782
Service fees (Note 3):
Class A	2,953

Total expenses	106,160
Expenses reimbursed (Note 3)	(3,831)
Net expenses	102,329

Net investment income	956,128

Realized and unrealized gain (loss):
Net realized loss on investment transactions and forward commitments	(151,782)
Net change in unrealized appreciation (depreciation) on investments and forward commitments	197,704

Net realized and unrealized gain	45,922

Net increase in net assets resulting from operations	$1,002,050

The accompanying notes are an integral part of the financial statements.

MassMutual Diversified Bond Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	Six months ended June 30, 2001 (Unaudited)	Year ended December 31, 2000
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$ 956,128	$ 1,754,649
Net realized loss on investment transactions and forward commitments	(151,782)	(6,613)
Net change in unrealized appreciation (depreciation) on investments and forward commitments	197,704	92,937

Net increase in net assets resulting from operations	1,002,050	1,840,973

Distributions to shareholders (Note 2):
From net investment income:
Class A	-	(19,065)
Class L	-	(18,009)
Class Y	-	(14,943)
Class S	-	(1,702,632)

Total distributions from net investment income	-	(1,754,649)

In excess of net investment income:
Class A	-	(44)
Class L	-	(42)
Class Y	-	(35)
Class S	-	(3,952)

Total distributions in excess of net investment income	-	(4,073)

Tax return of capital:
Class A	-	(124)
Class L	-	(117)
Class Y	-	(97)
Class S	-	(11,085)

Total tax return of capital	-	(11,423)

Net fund share transactions (Note 5):
Class A	2,975,008	214,970
Class L	(131,253)	193,168
Class Y	6,974	82,884
Class S	(2,876)	1,732,436

Increase in net assets from net fund share transactions	2,847,853	2,223,458

Total increase in net assets	3,849,903	2,302,509
Net assets:
Beginning of period	27,616,423	25,322,137

End of period (including undistributed net investment income of $819,636 and distributions in excess of net investment income of $1,259, respectively)	$31,466,326	$27,616,423

The accompanying notes are an integral part of the financial statements.

MassMutual Diversified Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A						Class L
	Six months ended 6/30/01 (a) (Unaudited)						Six months ended 6/30/01 (a) (Unaudited)
			Year ended 12/31/00		Period ended 12/31/99†					Year ended 12/31/00		Period ended 12/31/99†

Net asset value, beginning of period	$ 9.57		$ 9.56		$ 10.00		$ 9.57		$ 9.56		$ 10.00

Income (loss) from investment operations:
Net investment income	0.29	***	0.62	***	0.39	***	0.30	***	0.64	***	0.41	***
Net realized and unrealized gain (loss) on investments	0.03		0.02		(0.44)		0.02		0.03		(0.45)

Total income (loss) from investment operations	0.32		0.64		(0.05)		0.32		0.67		(0.04)

Less distributions to shareholders:
From net investment income	-		(0.63)		(0.39)		-		(0.66)		(0.40)
In excess of net investment income	-		(0.00	)****	(0.00	)****	-		(0.00	)****	(0.00	)****
Tax return of capital	-		(0.00	)****	-		-		(0.00	)****	-

Total distributions	-		(0.63)		(0.39)		-		(0.66)		(0.40)

Net asset value, end of period	$ 9.89		$ 9.57		$ 9.56		$ 9.89		$ 9.57		$ 9.56

Total Return@	3.24%	**	6.81%		(0.54)%	**	3.34%	**	6.99%		(0.38)%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$ 3,326		$ 312		$ 100		$ 162		$ 283		$ 101
Ratio of expenses to average daily net assets:
Before expense waiver	1.12%	*	1.12%		1.19%	*	0.86%	*	0.88%		0.94%	*
After expense waiver #	1.09%	*	1.11%		N/A		0.84%	*	0.88%		N/A
Net investment income to average daily net assets	6.02%	*	6.27%		5.92%	*	6.14%	*	6.53%		6.17%	*
Portfolio turnover rate	54%	**	15%		32%	**	54%	**	15%		32%	**

	Class Y						Class S
	Six months ended 6/30/01 (a) (Unaudited)						Six months ended 6/30/01 (a) (Unaudited)
			Year ended 12/31/00		Period ended 12/31/99†					Year ended 12/31/00		Period ended 12/31/99†
Net asset value, beginning of period	$ 9.58		$ 9.56		$ 10.00		$ 9.59		$ 9.56		$ 10.00

Income (loss) from investment operations:
Net investment income	0.31	***	0.65	***	0.42	***	0.31	***	0.66	***	0.42	***
Net realized and unrealized gain (loss) on investments	0.02		0.02		(0.45)		0.03		0.03		(0.44)

Total income (loss) from investment operations	0.33		0.67		(0.03)		0.34		0.69		(0.02)

Less distributions to shareholders:
From net investment income	-		(0.65)		(0.41)		-		(0.66)		(0.42)
In excess of net investment income	-		(0.00	)****	(0.00	)****	-		(0.00	)****	(0.00	)****
Tax return of capital	-		(0.00	)****	-		-		(0.00	)****	-

Total distributions	-		(0.65)		(0.41)		-		(0.66)		(0.42)

Net asset value, end of period	$ 9.91		$ 9.58		$ 9.56		$ 9.93		$ 9.59		$ 9.56

Total Return@	3.34%	**	7.15%		(0.26)%	**	3.55%	**	7.19%		(0.25)%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$ 247		$ 231		$ 146		$ 27,732		$ 26,790		$ 24,975
Ratio of expenses to average daily net assets:
Before expense waiver	0.72%	*	0.73%		0.80%	*	0.66%	*	0.69%		0.74%	*
After expense waiver #	0.69%	*	0.72%		N/A		0.64%	*	0.68%		N/A
Net investment income to average daily net assets	6.31%	*	6.64%		6.35%	*	6.36%	*	6.71%		6.33%	*
Portfolio turnover rate	54%	**	15%		32%	**	54%	**	15%		32%	**

*	Annualized
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
****	Distributions in excess of net investment income and tax return of capital are less than $0.01 per share.
†	For the period from May 3, 1999 (commencement of operations) through December 31, 1999.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 1, 2000 through December 31, 2000 and the period ended June 30, 2001.
@
Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(a)
The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for all classes for the period ended June 30, 2001 was a decrease to net investment income of less than $0.01 per share, an increase to net realized and unrealized gains and losses of less than $0.01 per share and a decrease of the ratio of net investment income to average net assets of 0.11%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

The accompanying notes are an integral part of the financial statements.

MassMutual Balanced Fund – Portfolio Manager Report

What are the investment objectives and policies for the MassMutual Balanced Fund?

The objective and policies of the Fund are to:
•	achieve a high total rate of return over an extended period of time consistent with the preservation of capital
•	invest in a diversified portfolio of equity securities, fixed-income securities and money market instruments
•	manage the allocation of investments, under normal circumstances, in three sectors with the following ranges:

Prime segment no more than 30% of total assets
Core Bond segment at least 20% and no more than 40% of total assets
Core Equity segment at least 50% and no more than 70% of total assets

How did the Fund perform during the first half of 2001?

For the six months ending June 30, 2001, the Fund’s Class S shares returned -4.45%, lagging the -1.60% return of the Lipper Balanced Fund Index, an unmanaged index of stock and bond portfolios. A relatively heavy emphasis on equities during the first quarter was one factor that prevented the Fund from keeping pace with the Lipper Index. Another challenge was investors’ rapid rotation back and forth between growth and value stocks.

What was the Fund’s asset allocation during the period?

We increased the Fund’s exposure to stocks and bonds early in the period in response to the Fed’s aggressive lowering of interest rates, which typically has a beneficial effect on stock and bond prices. At the end of December, the Fund’s allocation of stocks, bonds, and money market securities stood at 62%, 25%, and 13%, respectively. By March 31, the Fund’s stock component increased to 68%, while bonds rose to 30%. At the same time, our money market allocation fell to 2%. As the period progressed and the extent of the slowdown became more evident, we tried to give the Fund a more balanced exposure to equities and bonds. Accordingly, on April 6 we shifted towards an allocation of 65% stocks, 30% bonds, and 5% money market securities. We continued this trend in June, moving to 63% stocks, 32% bonds, and 5% money market securities and ended the period at approximately those levels.

How did the equity portfolio’s quantitative strategy work during the period?

It was not an ideal period for our strategy. While the strategy is very flexible and incorporates both growth and value elements, it does best when there are sustained trends in which one or the other style outperforms. During the first half, growth outperformed in January, value took the lead in February and March, and growth came to the fore again in April. In May and June, performance was more balanced, with neither style clearly beating the other. Part of the problem was the two unscheduled Fed easings on January 3 and April 18, which temporarily boosted growth stocks, especially those with weak balance sheets and the most to gain from easier credit conditions. Under normal circumstances, the stock market is not subject to such frequent and unexpected Fed activity, which allows trends to continue with fewer interruptions. We are still confident that the equities component of the Fund can achieve its goal of beating the S&P 500 Index over the long term.

What factors affected the Fund’s bond portfolio?

Coming into 2001, it was our view—based on the fact that the economy was rapidly slowing and there was no inflation to speak of—that we would see easing by the Federal Reserve Board. What we didn’t foresee was the aggressiveness of the Fed’s activity. Generally, the Greenspan Fed has favored a policy of gradualism, preferring to err on the side of caution. However, during the first six months of the year, the Fed cut short-term interest rates six times, bringing the target federal funds rate down to 3.75% and the discount rate to 3.25%. The first five reductions were half-point cuts, while the final one of the period on June 27 was a quarter-point reduction. This aggressive easing resulted in a steepening of the yield curve, which graphically represents the yields of comparable securities with different maturities. In addition, we saw spreads narrow, as investors began to feel more optimistic about the economy and consequently demanded a smaller premium for making non-Treasury purchases.

Part of our corporate strategy was to go out a bit further on the credit quality spectrum. In a period of narrowing spreads, lower-quality issues will generally outperform higher-quality securities.

Accordingly, we brought up the Fund’s allocation of BBB securities from 22.4% on January 31 to 26.3% at the end of June.
MassMutual Balanced Fund – Portfolio Manager Report (Continued)

We also boosted mortgage-backed securities from 27.3% at the end of January to 32.6% on June 30. This shift reflected our feeling that after six cuts in interest rates, we were probably nearing the end of the Fed’s easing cycle. Mortgaged-backed securities typically do well in a period of relatively stable interest rates, and it seemed that we might be entering such a period.

While our overall strategy was “right on” for the investment climate, a number of credit events exerted a drag on performance during the period. We had no defaults, but there were numerous earnings shortfalls. In one case—Crown Cork & Seal—asbestos litigation negatively affected performance. Our long-term confidence in virtually all of these positions remained unshaken, but over the short term there’s no doubt that the bond portfolio’s returns suffered because of them.

What is your outlook?

There are two major forces at work on the economy. On the one hand, corporate earnings have deteriorated markedly and have shown few signs of turning around, especially in the technology and telecommunications sectors that led the powerful advance of recent years. The Federal Reserve Board, however, is fighting to revive the economy with easier monetary policy. Lower interest rates increase liquidity in the system by reducing borrowing costs for businesses and consumers. Fortunately, there is no need for us to try to forecast how this situation will resolve itself. We must simply let our model make the calls on how the portfolio should be structured.

On the bond side, uncertainty over corporate earnings and further Fed easing could cause corporate and mortgage spreads to widen somewhat over the near term. However, we would view this development as a buying opportunity. Lower rates combined with a stimulative fiscal policy and declining energy prices should eventually trigger an economic recovery and tighter bond spreads.

MassMutual Balanced Fund
Largest Stock Holdings (6/30/01)

Microsoft Corp.
General Electric Co.
Exxon Mobil Corp.
Citigroup, Inc.
Pfizer, Inc.
AOL Time Warner, Inc.
International Business Machines Corp.
Intel Corp.
Verizon Communications, Inc.
Johnson & Johnson

MassMutual Balanced Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Balanced Fund Class S, the Lipper Balanced Fund Index, the Lehman Brothers Aggregate Bond Index and the S&P 500 Index

MassMutual Balanced Fund Total Return

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

	Year-To-Date 1/1/01-6/30/01	One Year 7/1/00-6/30/01

Class S	-4.45%	-4.02%

Lipper Balanced Fund Index	-1.60%	-0.97%

Lehman Brothers Aggregate Bond Index	3.61%	11.23%

S&P 500 Index	-6.68%	-14.82%

	Five Year Average Annual 7/1/96-6/30/01	Since Inception Average Annual 10/3/94-6/30/01

Class S	6.34%	8.55%

Lipper Balanced Fund Index	10.46%	11.73%

Lehman Brothers Aggregate Bond Index	7.48%	8.03%

S&P 500 Index	14.48%	17.55%

Hypothetical Investments in MassMutual Balanced Fund Class A, Class Y, the Lipper Balanced Fund Index, the Lehman Brothers Aggregate Bond Index and the S&P 500 Index

MassMutual Balanced Fund Total Return

	Year-To-Date 1/1/01-6/30/01	One Year 7/1/00-6/30/01

Class A	-4.69%	-4.59%
Class Y	-4.54%	-4.32%

Lipper Balanced Fund Index	-1.60%	-0.97%

Lehman Brothers Aggregate Bond Index	3.61%	11.23%

S&P 500 Index	-6.68%	-14.82%

	Since Inception Average Annual 1/1/98-6/30/01

Class A	1.28%
Class Y	1.67%

Lipper Balanced Fund Index	6.99%

Lehman Brothers Aggregate Bond Index	6.50%

S&P 500 Index	8.26%

Hypothetical Investments in MassMutual Balanced Fund Class L, the Lipper Balanced Fund Index, the Lehman Brothers Aggregate Bond Index and the S&P 500 Index

MassMutual Balanced Fund Total Return

	Year-To-Date 1/1/01-6/30/01	One Year 7/1/00-6/30/01

Class L	-4.57%	-4.40%

Lipper Balanced Fund Index	-1.60%	-0.97%

Lehman Brothers Aggregate Bond Index	3.61%	11.23%

S&P 500 Index	-6.68%	-14.82%

	Since Inception Average Annual 5/3/99-6/30/01

Class L	-4.44%

Lipper Balanced Fund Index	2.11%

Lehman Brothers Aggregate Bond Index	6.63%

S&P 500 Index	-2.74%

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the Lipper Balanced Fund Index, the Lehman Brothers Aggregate Bond Index and the S&P 500 Index are unmanaged and do not incur expenses, and cannot be purchased directly by investors. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Balanced Fund – Portfolio of Investments

June 30, 2001 (Unaudited)

	Number of Shares	Market Value

EQUITIES — 63.1%

Advertising — 0.1%
Interpublic Group of Companies, Inc.	6,800	$ 199,580
Omnicom Group, Inc.	4,200	361,200

		560,780

Aerospace & Defense — 0.9%
Boeing Co.	21,200	1,178,720
General Dynamics Corp.	5,400	420,174
Goodrich (B.F.) Co.	2,300	87,354
Honeywell International, Inc.	23,550	824,014
Lockheed Martin Corp.	21,300	789,165
Northrop Grumman Corp.	1,600	128,160
Raytheon Co.*	7,100	188,505
TRW, Inc.	2,900	118,900

		3,734,992

Air Transportation — 0.2%
AMR Corp.*	4,300	155,359
Delta Air Lines, Inc.	2,600	114,608
Southwest Airlines Co.	18,500	342,065

		612,032

Apparel, Textiles & Shoes — 0.5%
Gap, Inc.	15,680	454,720
Liz Claiborne, Inc.	1,500	75,675
The Limited, Inc.	3,800	62,776
Nike, Inc. Cl. B	6,100	256,139
Reebok International Limited*	1,076	34,378
VF Corp.	30,000	1,091,400

		1,975,088

Automotive & Parts — 1.1%
Cooper Tire & Rubber Co.	1,600	22,720
Dana Corp.	1,400	32,676
Delphi Automotive Systems Corp.	15,100	240,543
Ford Motor Co.	56,418	1,385,062
General Motors Corp.	31,100	2,001,285
Genuine Parts Co.	4,100	129,150
Harley-Davidson, Inc.	2,400	112,992
Navistar International Corp.*	1,400	39,382
Paccar, Inc.	1,700	87,414
Visteon Corp.	5,700	104,766

		4,155,990

	Number of Shares	Market Value

Banking, Savings & Loans — 7.1%
Amsouth Bancorp.	8,200	$ 151,618
Bank of America Corp.	35,500	2,131,065
Bank of New York Co., Inc.	16,200	777,600
Bank One Corp.	7,900	282,820
BB&T Corp.	9,500	348,650
Capital One Financial Corp.	18,300	1,098,000
Charter One Financial, Inc.	4,900	156,310
Citigroup, Inc.	115,748	6,116,124
Comerica, Inc.	3,700	213,120
Federal Home Loan Mortgage Corp.	15,200	1,064,000
Federal National Mortgage Association	23,000	1,958,450
Fifth Third Bancorp	10,588	635,809
First Union Corp.	24,100	842,054
Fleet Boston Financial Corp.	23,684	934,334
Golden West Financial Corp.	7,500	481,800
Huntington Bancshares, Inc.	2,300	37,605
J.P. Morgan Chase & Co.	41,228	1,838,769
KeyCorp.	9,400	244,870
Mellon Financial Corp.	10,600	487,600
National City Corp.	13,200	406,296
Northern Trust Corp.	5,100	318,750
PNC Financial Services Group	6,300	414,477
Providian Financial Corp.	6,100	361,120
Regions Financial Corp.	5,100	163,200
SouthTrust Corp.	48,000	1,248,000
State Street Corp.	9,700	480,053
SunTrust Banks, Inc.	6,500	421,070
Synovus Financial Corp.	7,000	219,660
U.S. Bancorp	41,478	945,284
Union Planters Corp.	3,100	135,160
Wachovia Corp.	4,300	305,945
Washington Mutual, Inc.	22,600	848,630
Wells Fargo & Co.	37,400	1,736,482

		27,804,725

Beverages — 0.9%
Anheuser-Busch Companies, Inc.	20,100	828,120
Brown-Forman Corp. Cl. B	1,600	102,304
The Coca-Cola Co.	24,400	1,098,000
	Number of Shares	Market Value

Coors (Adolph) Co. Cl. B	1,100	$ 55,198
Pepsi Bottling Group, Inc.	1,100	44,110
PepsiCo, Inc.	33,100	1,463,020

		3,590,752

Broadcasting, Publishing & Printing — 2.2%
American Greetings Corp. Cl. A	1,400	15,400
AOL Time Warner, Inc.*	96,161	5,096,533
Clear Channel Communications, Inc.*	12,600	790,020
Comcast Corp. Cl. A*	19,100	828,940
Dow Jones & Co., Inc.	2,500	149,275
Gannett Co., Inc.	5,800	382,220
Harcourt General, Inc.	2,100	122,199
Knight Ridder, Inc.	700	41,510
The McGraw-Hill Companies, Inc.	4,200	277,830
Meredith Corp.	500	17,905
New York Times Co. Cl. A	3,900	163,800
Tribune Co.	6,600	264,066
Viacom, Inc. Cl. B*	13,600	703,800

		8,853,498

Building Materials & Construction — 0.9%
Centex Corp.	1,500	61,125
The Home Depot, Inc.	53,600	2,495,080
Lowe’s Companies, Inc.	11,800	856,090
Masco Corp.	9,600	239,616

		3,651,911

Chemicals — 1.0%
Air Products and Chemicals, Inc.	5,000	228,750
Ashland, Inc.	1,700	68,170
Dow Chemical Co.	6,955	231,254
E. I. du Pont de Nemours and Co.	23,300	1,123,992
Eastman Chemical Co.	2,100	100,023
Engelhard Corp.	34,900	900,071
FMC Corp.*	7,300	500,488
Great Lakes Chemical Corp.	1,200	37,020
International Flavors & Fragrances, Inc.	2,300	57,799
PPG Industries, Inc.	4,100	215,537
Praxair, Inc.	3,700	173,900
Rohm & Haas Co.	5,512	181,345

		3,818,349

(Continued)

The accompanying notes are an integral part of the financial statements.
MassMutual Balanced Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value

Commercial Services — 1.1%
Allied Waste Industries, Inc.*	4,500	$ 84,060
Block (H & R), Inc.	21,800	1,407,190
Cendant Corp.*	69,300	1,351,350
Convergys Corp.*	3,600	108,900
Donnelley (R.R.) & Sons Co.	2,800	83,160
Ecolab, Inc.	3,000	122,910
Moody’s Corp.	3,800	127,300
Paychex, Inc.	8,600	344,000
PerkinElmer, Inc.	2,800	77,084
Robert Half International, Inc.*	5,100	126,939
Ryder System, Inc.	1,700	33,320
Waste Management, Inc.	17,768	547,610

		4,413,823

Communications — 0.9%
ADC Telecommunications, Inc.*	19,700	130,020
Andrew Corp.*	800	14,760
Avaya, Inc.*	6,000	82,200
SBC Communications, Inc.	77,759	3,115,025
Scientific-Atlanta, Inc.	3,400	138,040
Tellabs, Inc.*	2,200	42,416

		3,522,461

Computer Integrated Systems Design — 0.4%
Autodesk, Inc.	600	22,380
Cabletron Systems, Inc.*	4,000	91,400
Computer Sciences Corp.*	3,900	134,940
Parametric Technology Corp.*	2,500	34,975
Sun Microsystems, Inc.*	71,800	1,128,696
Teradyne, Inc.*	3,260	107,906

		1,520,297

Computer Programming Services — 0.1%
Mercury Interactive Corp.*	4,200	251,580

Computers & Information — 1.7%
Cisco Systems, Inc.*	156,000	2,839,200
Compaq Computer Corp.	12,700	196,723
Comverse Technology, Inc.*	3,700	213,194
Dell Computer Corp.*	55,300	1,435,035
EMC Corp.*	48,450	1,407,472
Gateway, Inc.*	7,400	121,730
Jabil Circuit, Inc.*	4,200	129,612
Lexmark International Group, Inc.*	3,800	255,550
Solectron Corp.*	14,200	259,860

		6,858,376

	Number of Shares	Market Value

Computers & Office Equipment — 1.7%
Electronic Data Systems Corp.	9,900	$ 618,750
Hewlett-Packard Co.	42,400	1,212,640
International Business Machines Corp.	40,500	4,576,500
Pitney Bowes, Inc.	5,500	231,660

		6,639,550

Containers — 0.2%
Ball Corp.	700	33,292
Bemis Co., Inc.	1,200	48,204
Pactiv Corp.*	62,700	840,180
Temple-Inland, Inc.	1,200	63,948

		985,624

Cosmetics & Personal Care — 0.6%
Alberto-Culver Co. Cl. B	1,400	58,856
Avon Products, Inc.	5,200	240,656
Colgate-Palmolive Co.	12,400	731,476
The Gillette Co.	4,600	133,354
Kimberly-Clark Corp.	11,500	642,850
The Procter & Gamble Co.	10,104	644,635

		2,451,827

Data Processing and Preparation — 1.0%
Automatic Data Processing, Inc.	13,600	675,920
Deluxe Corp.	61,400	1,774,460
First Data Corp.	17,200	1,105,100
IMS Health, Inc.	6,400	182,400
NCR Corp.*	2,200	103,400

		3,841,280

Electric Utilities — 1.6%
Allegheny Energy, Inc.	13,700	661,025
Ameren Corp.	3,200	136,640
American Electric Power Co.	7,000	323,190
Calpine Corp.*	5,900	223,020
Cinergy Corp.	3,400	118,830
CMS Energy Corp.	2,500	69,625
Consolidated Edison, Inc.	4,500	179,100
Constellation Energy Group, Inc.	3,200	136,320
Dominion Resources, Inc.	5,400	324,702
DTE Energy Co.	3,300	153,252
Duke Energy Corp.	17,800	694,378
Edison International	8,800	98,120
Entergy Corp.	5,000	191,950
Exelon Corp.	7,000	448,840
FirstEnergy Corp.	4,900	157,584
FPL Group, Inc.	3,800	228,798
GPU, Inc.	3,500	123,025

	Number of Shares	Market Value

Mirant Corp.*	6,002	$ 206,469
NiSource, Inc.	2,043	55,835
PG&E Corp.	4,000	44,800
Pinnacle West Capital Corp.	900	42,660
PPL Corp.	4,500	247,500
Progress Energy, Inc.	7,226	324,592
Public Service Enterprise Group, Inc.	6,000	293,400
Reliant Energy, Inc.	9,100	293,111
Southern Co.	15,000	348,750
TXU Corp.	5,700	274,683

		6,400,199

Electrical Equipment & Electronics — 5.1%
Advanced Micro Devices, Inc.*	35,700	1,031,016
Altera Corp.*	2,000	58,000
Analog Devices, Inc.*	7,900	341,675
Emerson Electric Co.	9,300	562,650
General Electric Co.	205,100	9,998,625
Intel Corp.	147,400	4,311,450
Johnson Controls, Inc.	2,500	181,175
Kla-Tencor Corp.*	5,100	298,197
Linear Technology Corp.	8,000	353,760
Maxim Integrated Products, Inc.*	6,300	278,523
Micron Technology, Inc.*	13,000	534,300
Molex, Inc.	4,500	164,385
Novellus Systems, Inc.*	3,200	181,728
Qlogic Corp.*	1,900	122,455
Rockwell International Corp.	4,100	156,292
Sanmina Corp.*	6,500	152,165
Texas Instruments, Inc.	37,800	1,190,700
Vitesse Semiconductor Corp.*	4,600	96,784

		20,013,880

Energy — 5.4%
Amerada Hess Corp.	1,900	153,520
Apache Corp.	2,400	121,800
Burlington Resources, Inc.	4,600	183,770
Chevron Corp.	13,800	1,248,900
Conoco, Inc. Cl. B	13,600	393,040
Devon Energy Corp.	3,000	157,500
Dynegy, Inc.	7,000	325,500
El Paso Corp.	14,303	751,480
Enron Corp.	16,200	793,800
EOG Resources, Inc.	3,300	117,315
Exxon Mobil Corp.	77,569	6,775,652
Halliburton Co.	4,400	156,640
Kerr-McGee Corp.	2,700	178,929
KeySpan Corp.	3,100	113,088
Kinder Morgan, Inc.	11,500	577,875

(Continued)

The accompanying notes are an integral part of the financial statements.
MassMutual Balanced Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value

Nabors Industries, Inc.*	3,200	$ 119,040
Nicor, Inc.	1,100	42,878
Occidental Petroleum Corp.	8,200	218,038
Oneok, Inc.	1,400	27,580
Peoples Energy Corp.	800	32,160
Phillips Petroleum Co.	5,700	324,900
Rowan Companies, Inc.*	2,200	48,620
Royal Dutch Petroleum Co. NY Shares	48,200	2,808,614
Schlumberger Limited	12,400	652,860
Sempra Energy	40,100	1,096,334
Sunoco, Inc.	27,900	1,021,977
Texaco, Inc.	25,900	1,724,940
Tosco Corp.	3,900	171,795
Unocal Corp.	5,200	177,580
USX-Marathon Group	8,900	262,639
The Williams Companies, Inc.	9,600	316,320
Xcel Energy, Inc.	3,500	99,575

		21,194,659

Entertainment & Leisure — 0.4%
Brunswick Corp.	2,500	60,075
Harrah’s Entertainment Inc.*	2,700	95,310
The Walt Disney Co.	45,100	1,302,939

		1,458,324

Financial Services — 2.3%
American Express Co.	29,400	1,140,720
American General Corp.	31,700	1,472,465
Bear Stearns Companies, Inc.	2,500	147,425
Countrywide Credit Industries, Inc.	3,300	151,404
Franklin Resources, Inc.	5,400	247,158
Household International, Inc.	23,500	1,567,450
Lehman Brothers Holdings, Inc.	6,700	520,925
MBNA Corp.	20,700	682,065
Merrill Lynch & Co., Inc.	19,800	1,173,150
Morgan Stanley Dean Witter & Co.	24,500	1,573,635
Price (T. Rowe) Group, Inc.	2,800	104,692
Stillwell Financial, Inc.	4,800	161,088
USA Education, Inc.	3,800	277,400

		9,219,577

Foods — 1.1%
Archer-Daniels- Midland Co.	14,100	183,300
Campbell Soup Co.	8,900	229,175

	Number of Shares	Market Value

ConAgra, Inc.	11,400	$ 225,834
General Mills, Inc.	6,100	267,058
Heinz (H. J.) Co.	7,400	302,586
Hershey Foods Corp.	3,200	197,472
Kellogg Co.	8,800	255,200
The Kroger Co.*	18,000	450,000
Quaker Oats Co.	3,100	282,875
Ralston Purina Group	2,900	87,058
Safeway, Inc.*	10,600	508,800
Sara Lee Corp.	18,900	357,966
Starbucks Corp.*	8,600	197,800
SuperValu, Inc.	3,100	54,405
SYSCO Corp.	16,500	447,975
Wrigley (WM.) Jr. Co.	5,200	243,620

		4,291,124

Forest Products & Paper — 0.3%
Boise Cascade Corp.	1,400	49,238
Georgia-Pacific Corp.	5,116	173,177
International Paper Co.	10,800	385,560
Mead Corp.	2,400	65,136
Westvaco Corp.	2,800	68,012
Weyerhaeuser Co.	5,100	280,347
Willamette Industries, Inc.	2,500	123,750

		1,145,220

Healthcare — 1.2%
Becton, Dickinson and Co.	5,500	196,845
Bristol-Myers Squibb Co.	19,300	1,009,390
The Healthcare Co.	12,200	551,318
Healthsouth Corp.*	8,600	137,342
Humana, Inc.*	3,900	38,415
Manor Care, Inc.*	2,500	79,375
Schering-Plough Corp.	31,300	1,134,312
Tenet Healthcare Corp.*	7,800	402,402
UnitedHealth Group, Inc.	13,500	833,625
Wellpoint Health Networks, Inc.*	1,700	160,208

		4,543,232

Home Construction, Furnishings & Appliances — 0.1%
KB HOME	1,200	36,204
Maytag Corp.	1,800	52,668
Pulte Corp.	9,500	404,985
Whirlpool Corp.	1,600	100,000

		593,857

Household Products — 0.4%
The Clorox Co.	5,100	172,635
Corning, Inc.	21,100	352,581
Fortune Brands, Inc.	3,700	141,932
Snap-On, Inc.	600	14,496

	Number of Shares	Market Value

Tupperware Corp.	1,400	$ 32,802
Unilever NV NY Shares	12,100	720,797

		1,435,243

Industrial – Diversified — 0.5%
Illinois Tool Works, Inc.	2,600	164,580
McDermott International, Inc.*	600	6,990
Tyco International Limited	34,989	1,906,900

		2,078,470

Information Retrieval Services — 0.1%
Yahoo!, Inc.*	12,300	245,877

Insurance — 2.3%
Aetna, Inc.*	3,300	85,371
AFLAC, Inc.	15,300	481,797
Allstate Corp.	19,900	875,401
Ambac Financial Group, Inc.	2,400	139,680
American International Group, Inc.	24,700	2,124,200
Aon Corp.	5,600	196,000
Chubb Corp.	5,400	418,122
Cigna Corp.	1,500	143,730
Cincinnati Financial Corp.	1,500	59,250
Conseco, Inc.*	9,700	132,405
The Hartford Financial Services Group, Inc.	5,000	342,000
Jefferson-Pilot Corp.	3,650	176,368
John Hancock Financial Services, Inc.	18,600	748,836
Lincoln National Corp.	5,500	284,625
Loews Corp.	5,100	328,593
Marsh & McLennan Companies, Inc.	6,300	636,300
MBIA, Inc.	9,500	528,960
Metlife, Inc.	18,800	582,424
MGIC Investment Corp.	2,400	174,336
Progressive Corp.	1,500	202,785
Safeco Corp.	1,200	35,400
St. Paul Companies, Inc.	4,800	243,312
Torchmark Corp.	3,000	120,630

		9,060,525

Lodging — 0.1%
Hilton Hotels Corp.	8,000	92,800
Marriott International, Inc. Cl. A	5,200	246,168
Starwood Hotels & Resorts Worldwide, Inc.	4,200	156,576

		495,544

(Continued)

The accompanying notes are an integral part of the financial statements.
MassMutual Balanced Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value

Machinery & Components — 1.2%
Applied Materials, Inc.*	17,700	$ 869,070
Baker Hughes, Inc.	6,900	231,150
Black & Decker Corp.	1,900	74,974
Caterpillar, Inc.	24,600	1,231,230
Cummins, Inc.	1,000	38,700
Danaher Corp.	3,300	184,800
Deere & Co.	5,400	204,390
Dover Corp.	4,300	161,895
Ingersoll-Rand Co.	3,800	156,560
Pall Corp.	2,900	68,237
Parker-Hannifin Corp.	2,600	110,344
The Stanley Works	800	33,504
Timken Co.	1,400	23,716
United Technologies Corp.	16,400	1,201,464

		4,590,034

Manufacturing — 0.0%
Millipore Corp.	1,400	86,772

Manufacturing – Diversified — 0.6%
Cooper Industries, Inc.	2,100	83,139
Eaton Corp.	1,700	119,170
ITT Industries, Inc.	21,900	969,075
National Service Industries, Inc.	400	9,028
Textron, Inc.	18,500	1,018,240

		2,198,652

Medical Supplies — 1.3%
Agilent Technologies, Inc.*	3,800	123,500
Allergan, Inc.	3,100	265,050
Applera Corp.-Applied Biosystems Group	6,100	163,175
Bard (C.R.), Inc.	1,100	62,645
Baxter International, Inc.	42,900	2,102,100
Biomet, Inc.	4,200	201,852
Boston Scientific Corp.*	8,800	149,600
Guidant Corp.*	6,400	230,400
Medtronic, Inc.	25,700	1,182,457
St. Jude Medical, Inc.*	800	48,000
Stryker Corp.	5,100	279,735
Tektronix, Inc.*	2,000	54,300
Thermo Electron Corp.*	4,100	90,282

		4,953,096

Metals & Mining — 0.8%
Alcan Aluminum Limited	4,700	197,494
Alcoa, Inc.	40,700	1,603,580
Allegheny Technologies, Inc.	1,900	34,371
Barrick Gold Corp.	8,500	128,775
Crane Co.	24,700	765,700
Inco Limited*	4,200	72,492
Nucor Corp.	1,900	92,891

	Number of Shares	Market Value

Placer Dome, Inc.	7,500	$ 73,500
Worthington Industries, Inc.	2,000	27,200

		2,996,003

Miscellaneous — 0.3%
Avery-Dennison Corp.	3,255	166,168
Minnesota Mining & Manufacturing Co.	8,300	947,030

		1,113,198

Pharmaceuticals — 5.2%
Abbott Laboratories	15,500	744,155
American Home Products Corp.	29,000	1,694,760
Amgen, Inc.*	22,800	1,383,504
Biogen, Inc.*	3,500	190,260
Cardinal Health, Inc.	12,100	834,900
Chiron Corp.*	4,000	204,000
Eli Lilly & Co.	25,100	1,857,400
Forest Laboratories, Inc. Cl. A*	4,100	291,100
Johnson & Johnson	65,792	3,289,600
King Pharmaceuticals, Inc.*	3,900	209,625
McKesson HBOC, Inc.	6,400	237,568
Medimmune, Inc.*	4,400	207,680
Merck & Co., Inc.	49,400	3,157,154
Pfizer, Inc.	138,272	5,537,794
Pharmacia Corp.	9,895	454,675
Sigma-Aldrich Corp.	800	30,896

		20,325,071

Photography Equipment/Supplies — 0.1%
Eastman Kodak Co.	7,100	331,428

Prepackaged Software — 4.1%
Adobe Systems, Inc.	32,400	1,522,800
BMC Software, Inc.*	7,200	162,288
Computer Associates International, Inc.	5,600	201,600
Intuit, Inc.*	4,300	171,957
Microsoft Corp.*	140,717	10,216,054
Oracle Corp.*	123,944	2,354,936
Peoplesoft, Inc.*	6,400	315,072
Siebel Systems, Inc.*	9,600	450,240
Veritas Software Corp.*	8,577	570,628

		15,965,575

Restaurants — 0.7%
Darden Restaurants, Inc.	40,500	1,129,950
McDonald’s Corp.	29,500	798,270
Tricon Global Restaurants, Inc.*	21,600	948,240
Wendy’s International, Inc.	2,600	66,404

		2,942,864

	Number of Shares	Market Value

Retail — 2.5%
AutoZone, Inc.*	37,000	$ 1,387,500
Bed Bath & Beyond, Inc.*	6,500	195,000
Best Buy Co., Inc.*	5,600	355,712
Big Lots, Inc.*	2,600	35,568
Circuit City Stores- Circuit City Group	4,400	79,200
Costco Wholesale Corp.*	3,600	147,888
CVS Corp.	8,200	316,520
Dillards, Inc. Cl. A	2,200	33,594
Federated Department Stores, Inc.*	4,500	191,250
Kohls Corp.*	7,400	464,202
The May Department Stores Co.	7,000	239,820
Newell Rubbermaid, Inc.	2,500	62,750
J.C. Penney Co., Inc.	40,400	1,064,944
RadioShack Corp.	1,800	54,900
Sears, Roebuck and Co.	7,200	304,632
Sherwin-Williams Co.	3,800	84,360
Target Corp.	20,900	723,140
Tiffany & Co.	3,400	123,148
TJX Companies, Inc.	6,700	213,529
Walgreen Co.	21,600	737,640
Wal-Mart Stores, Inc.	62,000	3,025,600

		9,840,897

Retail – Grocery — 0.1%
Albertson’s, Inc.	9,200	275,908
Winn-Dixie Stores, Inc.	3,100	81,003

		356,911

Telephone Utilities — 1.8%
Alltel Corp.	6,800	416,568
BellSouth Corp.	40,600	1,634,962
CenturyTel, Inc.	3,100	93,930
Qwest Communications International, Inc.	12,800	407,936
Sprint Corp. (FON Group)	18,600	397,296
Verizon Communications, Inc.	62,368	3,336,688
Worldcom, Inc.*	62,300	932,008

		7,219,388

Tobacco — 0.3%
Philip Morris Companies, Inc.	17,500	888,125
UST, Inc.	4,400	126,984

		1,015,109

Toys, Games — 0.0%
Mattel, Inc.	9,400	177,848

(Continued)

The accompanying notes are an integral part of the financial statements.
MassMutual Balanced Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value

Transportation — 0.6%
Burlington Northern Santa Fe Corp.	9,700	$ 292,649
Carnival Corp.	13,600	417,520
CSX Corp.	1,616	58,564
FedEx Corp.*	6,200	249,240
Norfolk Southern Corp.	54,900	1,136,430
Union Pacific Corp.	5,400	296,514

		2,450,917

Travel — 0.0%
Sabre Holdings Corp.*	2,900	145,000

TOTAL EQUITIES (Cost $251,459,203)		248,127,429

RIGHTS — 0.0%
Computers & Information — 0.0%
Veritas Software Corp.	5,100	0

TOTAL RIGHTS (Cost $0)		0

		Principal Amount	Market Value

BONDS & NOTES — 29.7%
ASSET BACKED SECURITIES — 1.2%
America West Airlines, Inc. 1996-1, Class A
6.850%	01/02/2011	$ 923,243	$ 926,852
California Infrastructure SCE-1, 1997-1, Class A5
6.280%	09/25/2005	150,000	153,226
California Infrastructure SDG&E-1, 1997-1, Class A5
6.190%	09/25/2005	100,000	101,816
Chase Manhattan Auto Owner Trust 1998-A, Class A4
5.800%	12/16/2002	472,107	474,806
Chase Manhattan RV Owner Trust 1997-A, Class A7
6.140%	10/16/2006	167,917	168,227
Conseco Finance Securitizations Corp. Series 2001-1, Class A4
6.210%	07/01/2032	500,000	494,785
Metlife Capital Equipment Loan Trust Series 1997-A, Class A
6.850%	05/20/2008	526,320	538,732
Railcar Trust No. 1992-1, Class A
7.750%	06/01/2004	200,050	207,614
Rental Car Finance Corp. Series 1999-1A, Class A†
5.900%	02/25/2007	600,000	599,873
Textron Financial Corp. Series 1998-A, Class A2†
5.890%	01/15/2005	612,627	618,110
Travelers Funding Limited Series 1A, Class A1†
6.300%	02/18/2014	700,000	639,632

TOTAL ASSET BACKED SECURITIES (Cost $4,956,011)			4,923,673

CORPORATE DEBT — 15.9%
AirTouch Communications, Inc.
7.500%	07/15/2006	1,000,000	1,057,820
American Airlines 1994-A Pass Through Trusts, Class A4**
9.780%	11/26/2011	754,028	811,869
American General Finance Corp.
5.750%	11/01/2003	500,000	506,535

		Principal Amount	Market Value

Arrow Electronics, Inc.
8.700%	10/01/2005	$ 575,000	$ 583,626
AT&T-Liberty Media Group
8.250%	02/01/2030	1,800,000	1,547,735
Avnet, Inc.
8.200%	10/17/2003	700,000	709,618
Barrick Gold Corp.
7.500%	05/01/2007	1,000,000	1,023,090
BHP Finance (USA) Limited
6.420%	03/01/2026	1,000,000	1,015,410
Boeing Capital Corp.
7.100%	09/27/2005	500,000	524,095
Bombardier Capital, Inc.†
6.000%	01/15/2002	1,000,000	1,006,754
Boston Scientific Corp.
6.625%	03/15/2005	2,000,000	1,932,000
Champion International Corp.
6.400%	02/15/2026	1,000,000	995,720
The CIT Group, Inc.
5.625%	10/15/2003	500,000	502,570
Comcast Cable Communications, Inc.
8.375%	05/01/2007	750,000	817,087
ConAgra, Inc.
7.000%	10/01/2028	750,000	696,712
Continental Airlines, Inc., Series 1996-2B
8.560%	07/02/2014	452,637	476,522
Continental Airlines, Inc., Series 1996-B
7.820%	10/15/2013	418,795	434,225
Crown Cork & Seal Co., Inc.
6.750%	12/15/2003	1,000,000	430,000
Crown Cork & Seal Co., Inc.
7.125%	09/01/2002	1,100,000	638,000
CSX Corp.
7.050%	05/01/2002	500,000	507,970
CSX Corp.
7.250%	05/01/2027	1,200,000	1,236,192
Dominion Resources, Inc.
7.820%	09/15/2004	700,000	732,991
Donnelley (R.R.) & Sons Co.
6.625%	04/15/2029	1,000,000	865,380
Dover Corp.
6.250%	06/01/2008	500,000	490,405
Duke Capital Corp.
7.500%	10/01/2009	1,300,000	1,356,563
Duke Energy Field Services Corp.
7.875%	08/16/2010	550,000	576,340
Emerald Investment Grade CBO Limited†
7.210%	05/24/2011	1,000,000	1,000,000
ERAC USA Finance Co.†
6.750%	05/15/2007	1,250,000	1,224,438

(Continued)

The accompanying notes are an integral part of the financial statements.
MassMutual Balanced Fund – Portfolio of Investments (Continued)

		Principal Amount	Market Value

Exxon Mobil Corp.
8.625%	08/15/2021	$ 1,000,000	$ 1,192,370
FBG Finance Limited†
7.875%	06/01/2016	1,000,000	1,047,130
Ford Motor Co.
7.450%	07/16/2031	450,000	432,419
General American Transportation Corp.
6.750%	03/01/2006	1,000,000	947,920
General Mills, Inc.
8.900%	06/15/2006	500,000	566,885
Goodyear Tire & Rubber Co.
8.500%	03/15/2007	1,160,000	1,208,729
Halliburton Co.
5.625%	12/01/2008	750,000	720,903
Hearst-Argyle Television, Inc.
7.000%	11/15/2007	300,000	284,562
Hershey Foods Corp.
7.200%	08/15/2027	1,250,000	1,254,550
Houghton Mifflin Co.
7.000%	03/01/2006	400,000	402,120
ICI Wilmington, Inc.
7.050%	09/15/2007	500,000	497,705
IMC Global, Inc.
6.625%	10/15/2001	500,000	496,315
Interpool, Inc.
7.350%	08/01/2007	500,000	437,431
Interpublic Group of Companies, Inc.
7.875%	10/15/2005	700,000	728,861
KeySpan Gas East Corp. Series MTNA
6.900%	01/15/2008	670,000	676,996
Kimco Realty Corp. Series MTNB
7.860%	11/01/2007	675,000	701,587
Koninklijke KPN NV
8.000%	10/01/2010	650,000	623,396
The Kroger Co.
7.000%	05/01/2018	700,000	662,935
Leucadia National Corp.
7.750%	08/15/2013	1,000,000	951,440
Marsh & McLennan Companies, Inc.
7.125%	06/15/2009	500,000	505,343
Meritor Automotive, Inc.
6.800%	02/15/2009	1,000,000	868,140
Midway Airlines Corp. Pass Through Certificates Class B
8.140%	01/02/2013	470,575	449,992
Millipore Corp.
7.500%	04/01/2007	1,000,000	961,810
Newmont Mining Corp.**
8.625%	04/01/2002	1,000,000	1,019,750
News America Holdings, Inc.
9.250%	02/01/2013	1,000,000	1,125,510

		Principal Amount	Market Value

Norfolk Southern Corp.
7.050%	05/01/2037	$ 1,350,000	$ 1,380,807
North Finance (Bermuda) Limited†
7.000%	09/15/2005	1,000,000	1,023,840
Pepsi Bottling Holdings, Inc.†
5.625%	02/17/2009	500,000	480,069
Progress Energy, Inc.
6.550%	03/01/2004	400,000	407,712
Qwest Capital Funding, Inc.†
7.750%	02/15/2031	500,000	490,442
Raytheon Co.
6.750%	08/15/2007	500,000	484,510
Republic Services, Inc.
7.125%	05/15/2009	1,000,000	989,486
Ryder System, Inc.
6.600%	11/15/2005	750,000	718,088
Scholastic Corp.
7.000%	12/15/2003	750,000	769,583
The Schwab (Charles) Corp.
6.250%	01/23/2003	1,000,000	1,013,996
The Scripps (E.W.) Co.
6.625%	10/15/2007	1,000,000	977,670
Sealed Air Corp.†
8.750%	07/01/2008	315,000	306,772
Sprint Capital Corp.
6.125%	11/15/2008	500,000	458,970
Sprint Capital Corp.
6.900%	05/01/2019	500,000	436,715
SuperValu, Inc.**
7.875%	08/01/2009	1,000,000	933,756
Telefonica Europe BV
7.350%	09/15/2005	700,000	728,146
Thomas & Betts Corp.
8.250%	01/15/2004	500,000	427,500
Time Warner, Inc. Pass-Thru Asset Trust 1997-1†
6.100%	12/30/2001	750,000	756,000
Times Mirror Co.
7.450%	10/15/2009	1,300,000	1,331,907
TRW, Inc.
8.750%	05/15/2006	2,000,000	2,152,696
Tyco International Group SA
6.250%	06/15/2003	675,000	684,672
Union Tank Car Co.
6.790%	05/01/2010	1,000,000	955,192
US Airways, Inc., Class B
7.500%	04/15/2008	444,723	423,305
Vulcan Materials Co.
6.000%	04/01/2009	1,000,000	938,002
WPP Finance (USA) Corp.
6.625%	07/15/2005	675,000	668,481

TOTAL CORPORATE DEBT (Cost $63,223,969)			62,402,783

		Principal Amount	Market Value

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 1.4%
Collateralized Mortgage Obligations
Asset Securitization Corp. Series 1995-MD4, Class A1
7.100%	08/13/2029	$ 1,282,501	$ 1,331,919
CS First Boston Mortgage Securities Corp. Series 1998-C2, Class A1
5.960%	12/15/2007	633,179	634,789
Merrill Lynch Mortgage Investors, Inc. Series 1998-C1, Class A1
6.310%	11/15/2026	724,987	729,258
Salomon Brothers Mortgage Securities 1997-TZH, Class B†
7.491%	03/25/2022	750,000	771,675
Starwood Commercial Mortgage Trust Series 1999-C1A, Class B†
6.920%	02/05/2009	1,000,000	997,146
Structured Asset Securities Corp. Series 1998-ALS2, Class 1A
6.750%	03/25/2029	900,533	903,910

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $5,392,279)			5,368,697

U.S. GOVERNMENT AGENCY OBLIGATIONS — 8.4%
Federal Home Loan Mortgage Corporation (FHLMC) — 0.4%
Collateralized Mortgage Obligations — 0.1%
FHLMC Series 1322, Class G
7.500%	02/15/2007	227,940	231,359
FHLMC Series W067, Class A
6.420%	12/01/2005	195,766	200,268

			431,627

Pass-Through Securities — 0.3%
FHLMC
8.000%	06/01/2027	922,721	954,721
FHLMC
9.000%	03/01/2017	50,432	53,867

			1,008,588

			1,440,215

Federal National Mortgage Association (FNMA) — 5.0%
Collateralized Mortgage Obligations — 1.7%
FNMA Series 1993-134, Class GA
6.500%	02/25/2007	1,000,000	1,010,000
FNMA Series 1993-221, Class D
6.000%	12/25/2008	1,000,000	1,014,680

(Continued)

The accompanying notes are an integral part of the financial statements.
MassMutual Balanced Fund – Portfolio of Investments (Continued)

		Principal Amount	Market Value

FNMA Series 1993-231, Class M
6.000%	12/25/2008	$ 2,500,000	$ 2,533,575
FNMA Series 1996-54, Class C
6.000%	09/25/2008	2,000,000	2,014,360

			6,572,615

Pass-Through Securities — 3.3%
FNMA
6.000%	11/01/2028	1,328,947	1,280,148
FNMA
7.000%	01/01/2031- 04/01/2031	2,946,110	2,958,984
FNMA
7.500%	10/01/2029- 04/01/2030	7,106,048	7,250,374
FNMA
8.000%	05/01/2013- 05/01/2030	1,538,174	1,587,929

			13,077,435

			19,650,050

Government National Mortgage Association (GNMA) — 2.4%
Pass-Through Securities
GNMA
6.500%	06/15/2023- 03/15/2029	7,220,462	7,148,293
GNMA
7.000%	08/15/2023- 10/15/2023	641,909	651,537
GNMA
7.500%	10/15/2006- 06/15/2017	959,025	991,653
GNMA
8.000%	11/15/2004- 01/15/2009	559,735	582,637
GNMA
9.000%	12/15/2008- 05/15/2009	174,129	186,812

			9,560,932

U.S. Government Guaranteed Notes — 0.6%
1991-A Fairfax County, VA
8.740%	08/01/2001	200,000	200,624
1991-A Jefferson Park, CA
8.740%	08/01/2001	1,740,000	1,745,429
1991-A Monroe County, NY
8.740%	08/01/2001	500,000	501,560
1991-A Rochester, NY
8.740%	08/01/2001	60,000	60,187

			2,507,800

		Principal Amount	Market Value

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $32,357,273)			$ 33,158,997

U.S. TREASURY OBLIGATIONS — 2.8%
U.S. Treasury Bonds — 2.7%
U.S. Treasury Bond
7.500%	11/15/2016	$ 3,775,000	4,397,875
U.S. Treasury Bond**
8.750%	05/15/2017	4,750,000	6,163,885

			10,561,760

U.S. Treasury Strips — 0.1%
U.S. Treasury Strip-Principal Only
0.000%	08/15/2015	700,000	302,099

TOTAL U.S. TREASURY OBLIGATIONS (Cost $10,147,890)			10,863,859

TOTAL BONDS & NOTES (Cost $116,077,422)			116,718,009

SHORT-TERM INVESTMENTS — 8.9%
Cash Equivalents — 2.4%
AT&T***
3.980%	07/19/2001	27,804	27,804
Banc One Bank Note***
4.060%	07/02/2001	171,083	171,083
Fleet National Bank Note***
4.210%	10/31/2001	50,366	50,366
GMAC Bank Note***
4.110%	03/08/2002	85,139	85,139
Merrill Lynch Bank Note***
3.940%	04/05/2002	399,194	399,194
Merrimac Money Market Fund***
4.120%	07/02/2001	6,350,789	6,350,789
Morgan Stanley Dean Witter & Co***.
3.960%	07/16/2001	171,083	171,083
Morgan Stanley Dean Witter & Co.***
3.980%	09/14/2001	342,167	342,167
Provident Institutional Money Market Fund***
4.000%	07/02/2001	1,140,556	1,140,556
Royal Bank of Canada Eurodollar Time Deposit***
4.000%	07/02/2001	855,417	855,417

			9,593,598

		Principal Amount	Market Value

Commercial Paper — 6.5%
Avery-Dennison Corp.
3.850%	07/09/2001	$ 4,020,000	$ 4,016,131
Carolina Power & Light Co.
4.200%	07/06/2001	3,545,000	3,542,518
Dominion Resources, Inc.
4.050%	07/12/2001	3,965,000	3,959,647
Enron Corp.
4.130%	07/03/2001	3,300,000	3,298,864
Qwest Capital Funding, Inc.
4.150%	07/02/2001	4,565,000	4,563,948
Solutia, Inc.
4.000%	07/13/2001	4,270,000	4,263,832
UOP
4.230%	07/05/2001	1,990,000	1,988,831

			25,633,771

TOTAL SHORT-TERM INVESTMENTS (At Amortized Cost)			35,227,369

TOTAL INVESTMENTS — 101.7% (Cost $402,763,994)****			400,072,807

Other Assets/ (Liabilities) — (1.7%)			(6,656,324)

NET ASSETS — 100.0%			$ 393,416,483

Notes to Portfolio of Investments

*	Non-income producing security.

**	All or a portion of this security is segregated to cover forward purchase commitments. (Note 2).

***	Represents investment of security lending collateral. (Note 2).

****	Aggregate cost for Federal tax purposes. (Note 7).

†	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.
MassMutual Balanced Fund – Financial Statements

Statement of Assets and Liabilities

June 30, 2001 (Unaudited)
Assets:
Investments, at value (cost $367,536,625) (Note 2)	$364,845,438
Short-term investments, at amortized cost (Note 2)	35,227,369

Total Investments	400,072,807
Receivables from:
Investments sold	2,006,990
Interest and dividends	1,901,139
Foreign taxes withheld	1,069

Total assets	403,982,005

Liabilities:
Payables for:
Investments purchased	269,730
Settlement of investments purchased on a commitment basis (Note 2)	24,034
Securities on loan (Note 2)	9,593,598
Directors’ fees and expenses (Note 3)	3,207
Affiliates (Note 3):
Investment management fees	151,268
Administration fees	29,729
Service fees	3,117
Due to custodian	456,377
Accrued expenses and other liabilities	34,462

Total liabilities	10,565,522

Net assets	$393,416,483

Net assets consist of:
Paid-in capital	$406,389,458
Undistributed net investment income	5,649,972
Distributions in excess of net realized gains on investments, futures contracts and forward commitments	(15,907,726)
Net unrealized depreciation on investments and forward commitments	(2,715,221)

$393,416,483

Net assets:
Class A	$ 6,945,835

Class L	$ 4,299,440

Class Y	$ 3,455,909

Class S	$378,715,299

Shares outstanding:
Class A	743,035

Class L	457,395

Class Y	357,076

Class S	40,129,830

Net asset value, offering price and redemption price per share:
Class A	$ 9.35

Class L	$ 9.40

Class Y	$ 9.68

Class S	$ 9.44

The accompanying notes are an integral part of the financial statements.

MassMutual Balanced Fund – Financial Statements (Continued)

Statement of Operations

Six months ended June 30, 2001 (Unaudited)
Investment income: (Note 2)
Interest (including securities lending income of $12,855)	$ 5,245,988
Dividends (net of withholding tax of $7,936)	1,682,980

Total investment income	6,928,968

Expenses: (Note 2)
Investment management fees (Note 3)	973,884
Custody fees	35,135
Audit and legal fees	10,449
Shareholder reporting fees	4,292
Directors’ fees (Note 3)	3,310

1,027,070
Administration fees (Note 3):
Class A	8,912
Class L	8,949
Class Y	4,223
Class S	167,547
Service fees (Note 3):
Class A	5,637

Total expenses	1,222,338

Net investment income	5,706,630

Realized and unrealized gain (loss):
Net realized loss on:
Investment transactions	(9,159,900)
Closed futures contracts	(2,488,125)

Net realized loss	(11,648,025)

Net change in unrealized appreciation (depreciation) on:
Investments	(13,445,703)
Open futures contracts	(240,093)

Net unrealized loss	(13,685,796)

Net realized and unrealized loss	(25,333,821)

Net decrease in net assets resulting from operations	$(19,627,191)

The accompanying notes are an integral part of the financial statements.

MassMutual Balanced Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	Six months ended June 30, 2001 (Unaudited)	Year ended December 31, 2000

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$ 5,706,630	$ 17,911,591
Net realized gain (loss) on investment transactions, futures contracts and forward commitments	(11,648,025)	93,512,713
Net change in unrealized appreciation (depreciation) on investments, futures contracts and forward commitments	(13,685,796)	(113,991,512)

Net decrease in net assets resulting from operations	(19,627,191)	(2,567,208)

Distributions to shareholders (Note 2):
From net investment income:
Class A	-	(151,018)
Class L	-	(175,115)
Class Y	-	(63,579)
Class S	-	(17,478,395)

Total distributions from net investment income	-	(17,868,107)

From net realized gains:
Class A	-	(841,413)
Class L	-	(974,686)
Class Y	-	(738,987)
Class S	-	(88,922,373)

Total distributions from net realized gains	-	(91,477,459)

In excess of net realized gains:
Class A	-	(39,338)
Class L	-	(45,569)
Class Y	-	(34,550)
Class S	-	(4,157,361)

Total distributions in excess of net realized gains	-	(4,276,818)

Net fund share transactions (Note 5):
Class A	3,020,152	4,506,934
Class L	(197,938)	5,803,600
Class Y	31,383	(55,844,853)
Class S	(34,832,403)	(108,859,030)

Decrease in net assets from net fund share transactions	(31,978,806)	(154,393,349)

Total decrease in net assets	(51,605,997)	(270,582,941)
Net assets:
Beginning of period	445,022,480	715,605,421

End of period (including undistributed net investment income of $5,649,972 and $26,367, respectively)	$393,416,483	$ 445,022,480

The accompanying notes are an integral part of the financial statements.

MassMutual Balanced Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Six months ended 6/30/01 (a) (Unaudited)		Year ended 12/31/00	Year ended 12/31/99		Year ended 12/31/98†

Net asset value, beginning of period	$ 9.81		$ 13.21	$ 14.20		$ 14.03

Income (loss) from investment operations:
Net investment income	0.11	***	0.35 ***	0.40	***	0.41 ***
Net realized and unrealized gain (loss) on investments	(0.57)		(0.41)	(0.70)		1.36

Total income (loss) from investment operations	(0.46)		(0.06)	(0.30)		1.77

Less distributions to shareholders:
From net investment income	-		(0.49)	(0.47)		(0.58)
Tax return of capital	-		-	(0.00	)****	-
From net realized gains	-		(2.72)	(0.22)		(1.02)
In excess of net realized gains	-		(0.13)	-		-

Total distributions	-		(3.34)	(0.69)		(1.60)

Net asset value, end of period	$ 9.35		$ 9.81	$ 13.21		$ 14.20

Total Return@	(4.69)%	**	(0.58)%	(2.17)%		12.78%

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$ 6,946		$ 4,095	$ 573		$ 177
Net expenses to average daily net assets	1.16%	*	1.15%	1.15%		1.20%
Net investment income to average daily net assets	2.25%	*	2.64%	2.87%		2.76%
Portfolio turnover rate	39%	**	100%	19%		30%

	Class L
	Six months ended 6/30/01 (a) (Unaudited)		Year ended 12/31/00	Period ended 12/31/99+
Net asset value, beginning of period	$ 9.85		$ 13.22	$ 14.62

Income (loss) from investment operations:
Net investment income	0.12	***	0.39 ***	0.47	***
Net realized and unrealized gain (loss) on investments	(0.57)		(0.42)	(1.15)

Total income (loss) from investment operations	(0.45)		(0.03)	(0.68)

Less distributions to shareholders:
From net investment income	-		(0.49)	(0.50)
Tax return of capital	-		-	(0.00	)****
From net realized gains	-		(2.72)	(0.22)
In excess of net realized gains	-		(0.13)	-

Total distributions	-		(3.34)	(0.72)

Net asset value, end of period	$ 9.40		$ 9.85	$ 13.22

Total Return@	(4.57)%	**	(0.35)%	(4.69)%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$ 4,299		$ 4,721	$ 173
Net expenses to average daily net assets	0.90%	*	0.90%	0.89%	*
Net investment income to average daily net assets	2.51%	*	2.97%	4.97%	*
Portfolio turnover rate	39%	**	100%	19%	**

*	Annualized
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
****	Tax return of capital is less than $0.01 per share.
†	Amounts have been restated to reflect reverse stock splits.
+	For the period from May 3, 1999 (commencement of operations) through December 31, 1999.
@
Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(a)
The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for all classes for the period ended June 30, 2001 was a decrease to net investment income of less than $0.01 per share, an increase to net realized and unrealized gains and losses of less than $0.01 per share and a decrease of the ratio of net investment income to average net assets of 0.01%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

The accompanying notes are an integral part of the financial statements.
MassMutual Balanced Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Six months ended 6/30/01 (a) (Unaudited)		Year ended 12/31/00	Year ended 12/31/99		Year ended 12/31/98†
Net asset value, beginning of period	$ 10.14		$ 13.24	$ 14.20		$ 14.06

Income (loss) from investment operations:
Net investment income	0.13	***	0.42 ***	0.46	***	0.48 ***
Net realized and unrealized gain (loss) on investments	(0.59)		(0.44)	(0.71)		1.36

Total income (loss) from investment operations	(0.46)		(0.02)	(0.25)		1.84

Less distributions to shareholders:
From net investment income	-		(0.23)	(0.49)		(0.67)
Tax return of capital	-		-	(0.00	)****	-
From net realized gains	-		(2.72)	(0.22)		(1.03)
In excess of net realized gains	-		(0.13)	-		-

Total distributions	-		(3.08)	(0.71)		(1.70)

Net asset value, end of period	$ 9.68		$ 10.14	$ 13.24		$ 14.20

Total Return@	(4.54)%	**	(0.22)%	(1.77)%		13.23%

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$ 3,456		$ 3,587	$ 59,381		$ 1,051
Net expenses to average daily net assets	0.75%	*	0.74%	0.75%		0.76%
Net investment income to average daily net assets	2.66%	*	3.20%	3.23%		3.21%
Portfolio turnover rate	39%	**	100%	19%		30%

	Class S (1)
	Six months ended 6/30/01 (a) (Unaudited)		Year ended 12/31/00	Year ended 12/31/99		Year ended 12/31/98	Year ended 12/31/97	Year ended 12/31/96
Net asset value, beginning of period	$ 9.88		$ 13.25	$ 14.20		$ 13.59	$ 12.34	$ 11.51

Income (loss) from investment operations:
Net investment income	0.13	***	0.43 ***	0.48	***	0.49 ***	0.48	0.46
Net realized and unrealized gain (loss) on investments	(0.57)		(0.41)	(0.70)		1.33	1.82	1.02

Total income (loss) from investment operations	(0.44)		0.02	(0.22)		1.82	2.30	1.48

Less distributions to shareholders:
From net investment income	-		(0.54)	(0.51)		(0.48)	(0.48)	(0.46)
Tax return of capital	-		-	(0.00	)****	-	-	-
From net realized gains	-		(2.72)	(0.22)		(0.73)	(0.57)	(0.19)
In excess of net realized gains	-		(0.13)	-		-	-	-

Total distributions	-		(3.39)	(0.73)		(1.21)	(1.05)	(0.65)

Net asset value, end of period	$ 9.44		$ 9.88	$ 13.25		$ 14.20	$ 13.59	$ 12.34

Total Return@	(4.45)%	**	0.00%	(1.58)%		13.50%	18.72%	12.83%

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$378,715		$432,619	$655,478		$771,763	$655,135	$563,280
Ratio of expenses to average daily net assets:
Before expense waiver	0.59%	*	0.59%	0.57%		0.54%	0.55%	0.55%
After expense waiver #	N/A		N/A	N/A		N/A	0.54%	0.51%
Net investment income to average daily net assets	2.82%	*	3.28%	3.36%		3.42%	3.57%	3.83%
Portfolio turnover rate	39%	**	100%	19%		30%	28%	26%

*	Annualized
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
****	Tax return of capital is less than $0.01 per share.
†	Amounts have been restated to reflect reverse stock splits.
(1)	Class S shares were previously designated as Class 4 shares.
#	Computed after giving effect to the voluntary partial waiver of management fee by MassMutual, which terminated May 1, 1997.
@
Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(a)
The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for all classes for the period ended June 30, 2001 was a decrease to net investment income of less than $0.01 per share, an increase to net realized and unrealized gains and losses of less than $0.01 per share and a decrease of the ratio of net investment income to average net assets of 0.01%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

The accompanying notes are an integral part of the financial statements.

MassMutual Core Value Equity Fund – Portfolio Manager Report
(Formerly known as MassMutual Core Equity Fund)

Note to shareholders:

The MassMutual Core Equity Fund has changed its name to the MassMutual Core Value Equity Fund. The new name acknowledges that the Fund is a core fund within the value style rather than a traditional core fund, which places roughly equal emphasis on growth and value. To put it differently, the Fund has more of a core focus than a pure value fund, and more of a value focus than a pure core fund.

What are the investment objectives and policies for the MassMutual Core Value Equity Fund?

The objectives and policies of the Fund are to:
•	achieve long-term growth of capital and income
•	utilize a value-oriented portfolio strategy in making investment decisions
•	utilize fundamental analysis to identify companies which
–have opportunities to reinvest future cash flows at superior returns, including retirement of their own shares
–are attractively valued relative to these reinvestment opportunities
–retain durable advantages in strategic positioning within its competitive industry
•	invest in a diversified portfolio of equity securities of larger, well established firms (generally with market capitalization exceeding $2 billion)

How did the Fund perform during the first half of 2001?

For the six months ending June 30, 2001, the Fund’s Class S shares returned -8.17%, trailing the -6.68% return of the S&P 500 Index and the -1.26% return of the Russell 1000 Value Index.

The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with attributes common to the value universe. The Russell 1000 Index tracks the performance of the 1,000 largest U.S. companies based on total market capitalization. The S&P 500 Index is a market capitalization-weighted, unmanaged index of 500 common stocks.

What factors influenced the Fund’s performance?

The Fund lagged the Russell 1000 Value Index for three reasons, the first two of which also contributed to the Fund’s underperformance relative to the S&P 500 Index. First, we overweighted a diverse list of energy holdings. During the closing weeks of the first half of 2001, the political capitulation on California energy policy—the president resorted to price controls for electricity—combined with some short-term negative oil inventory data to knock down our energy holdings by a visible amount. We remain bullish on energy over a one-year horizon. However, in June, this position hurt the Fund’s performance.

Second, throughout the first half the Federal Reserve Board was easing credit aggressively. This backdrop mandated our careful migration towards a more bullish tilt in portfolio construction, reversing our very defensive bias through the second half of 2000. For example, during the period we reduced or eliminated holdings in pharmaceuticals, household products, foods, and telecomm services, including Proctor Gamble, General Mills, Anheuser Busch, American Home Products, and SBC Communications. Funds were reinvested into more cyclical names such as Dow Chemical, News Corp., Weyerhauser, and Eastman Kodak. The shift was executed methodically and was smoothed over the whole period. Still, on balance, the portfolio was getting more bullish during a sharply down market for most of the largest stocks.

Making this portfolio shift too early can look wrong in the short run. It does year-to-date. However, adjusting too late and missing potential upside bursts to equity returns is not a prudent option. The current state of monetary policy and large uninvested money market balances has very bullish implications for the one- or two-year horizon. We simply must be early to catch any significant advances.

Third, the strongest performance in the Russell 1000 Value Index was not to be found in the largest-capitalization, most liquid stocks typical of those held in the Fund. Smaller was better in this time span. This conclusion is visible most clearly with the S&P Mid Cap 400’s return of about +1%, versus -6.68% for the S&P 500 Index. By an eye-catching 7.7%, the 500 largest-capitalization stocks were outperformed by the next 400 stocks. Ours is truly a large-cap fund, and a smaller capitalization weight would have done much better in this six-month span.
MassMutual Core Value Equity Fund – Portfolio Manager Report (Continued)
(Formerly known as MassMutual Core Equity Fund)

What is your outlook?

We firmly believe that the Fed’s aggressive actions will turn the economy around before long, and that the primary risk lies in not being positioned accordingly. Cyclical stocks are capable of very sudden, powerful surges, and we could easily miss the heart of a move if we’re not positioned in advance. In addition to much lower interest rates, positive factors include a money supply that is growing at a year-over-year rate of 11%, roughly twice the rates in Europe and Japan. Moreover, we have a very steep yield curve, which means that there is a wide gap between shorter- and longer-term yields. Since banks typically borrow at the short end of the curve and lend at the long end, a steep yield curve provides them with a strong incentive to push money out the door in the form of loans. Thus, investors should find themselves with plenty of cash to invest in financial assets such as stocks and bonds, and consumers should be liquid enough to increase their spending on goods and services. Consumers who are willing and able to spend should contribute to a recovery in corporate profits, a scenario that is bullish for stocks.

MassMutual Core Value Equity Fund
Largest Stock Holdings (6/30/01)

Citigroup, Inc.
Dow Chemical Co.
Eastman Kodak Co.
Chevron Corp.
AT&T–Liberty Media Group
McDonald’s Corp.
Boeing Co.
Marsh & McLennan Companies, Inc.
Rockwell International Corp.
News Corporation Limited Sponsored ADR

MassMutual Core Value Equity Fund – Portfolio Manager Report (Continued)
(Formerly known as MassMutual Core Equity Fund)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Core Value Equity Fund Class S and the S&P 500 Index

MassMutual Core Value Equity Fund
Total Return

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

	Year-To-Date	One Year	Five Year Average Annual	Since Inception Average Annual
	1/1/01 - 6/30/01	7/1/00 - 6/30/01	7/1/96 - 6/30/01	10/3/94 - 6/30/01

Class S	-8.17%	-1.50%	8.94%	12.33%

S&P 500 Index	-6.68%	-14.82%	14.48%	17.55%

Hypothetical Investments in MassMutual Core Value Equity Fund Class A, Class Y and S&P 500 Index

MassMutual Core Value Equity Fund

Total Return

	Year-To-Date	One Year	Since Inception Average Annual
	1/1/01 - 6/30/01	7/1/00 - 6/30/01	1/1/98 - 6/30/01

Class A	-8.41%	-1.98%	1.51%
Class Y	-8.19%	-1.54%	1.96%

S&P 500 Index	-6.68%	-14.82%	8.26%

Hypothetical Investments in MassMutual Core Value Equity Fund Class L and S&P 500 Index

MassMutual Core Value Equity Fund
Total Return
	Year-To-Date	One Year	Since Inception Average Annual
	1/1/01 - 6/30/01	7/1/00 - 6/30/01	5/3/99 - 6/30/01

Class L	-8.28%	-1.74%	-6.21%

S&P 500 Index	-6.68%	-14.82%	-2.74%

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Core Value Equity Fund – Portfolio of Investments
(Formerly known as MassMutual Core Equity Fund)

June 30, 2001 (Unaudited)

	Number of Shares	Market Value

EQUITIES — 99.7%
Aerospace & Defense — 3.0%
Boeing Co.	983,500	$ 54,682,600

Automotive & Parts — 1.0%
Ford Motor Co.	751,165	18,441,101

Banking, Savings & Loans — 8.5%
Bank of New York Co., Inc.	924,200	44,361,600
Citigroup, Inc.	1,226,800	64,824,112
Federal National Mortgage Association	287,800	24,506,170
Wells Fargo & Co.	466,100	21,641,023

		155,332,905

Broadcasting, Publishing & Printing — 5.1%
The McGraw-Hill Companies, Inc.	692,600	45,815,490
News Corporation Limited Sponsored†	1,266,000	47,031,900

		92,847,390

Chemicals — 3.5%
Dow Chemical Co.	1,936,500	64,388,625

Communications Equipment — 2.3%
Ericsson (LM) Cl. B†	7,847,400	42,532,908

Computers & Information — 1.5%
Compaq Computer Corp.	1,752,500	27,146,225

Cosmetics & Personal Care — 2.3%
Kimberly-Clark Corp.	742,600	41,511,340

Data Processing and Preparation — 0.5%
First Data Corp.	152,500	9,798,125

Electric Utilities — 1.5%
Dominion Resources, Inc.	453,400	27,262,942

Electrical Equipment & Electronics — 4.8%
Flextronics International Limited*	298,400	7,791,224
Micron Technology, Inc.*	732,900	30,122,190
Rockwell International Corp.	1,327,200	50,592,864

		88,506,278

	Number of Shares	Market Value

Energy — 16.3%
Amerada Hess Corp.	352,600	$ 28,490,080
Apache Corp.	415,700	21,096,775
BJ Services Co.*	594,600	16,874,748
Chevron Corp.	652,300	59,033,150
El Paso Corp.	664,066	34,890,027
Ensco International, Inc.	679,100	15,890,940
Phillips Petroleum Co.	695,500	39,643,500
Santa Fe International Corp.	1,133,200	32,862,800
Tosco Corp.	376,700	16,593,635
Valero Energy Corp.	876,200	32,226,636

		297,602,291

Entertainment & Leisure — 3.2%
AT&T-Liberty Media Group*	3,347,400	58,546,026

Financial Services — 6.9%
American Express Co.	549,800	21,332,240
Franklin Resources, Inc.	770,000	35,242,900
The Goldman Sachs Group, L.P.	206,000	17,674,800
Merrill Lynch & Co., Inc.	567,700	33,636,225
Morgan Stanley Dean Witter & Co.	286,300	18,389,049

		126,275,214

Foods — 1.1%
Kellogg Co.	725,300	21,033,700

Forest Products & Paper — 2.4%
Weyerhaeuser Co.	789,800	43,415,306

Healthcare — 2.5%
Schering-Plough Corp.	1,262,900	45,767,496

Industrial – Diversified — 1.5%
Illinois Tool Works, Inc.	441,100	27,921,630

Insurance — 7.6%
American International Group, Inc.	273,800	23,546,800
The Hartford Financial Services Group, Inc.	537,200	36,744,480

	Number of Shares	Market Value

Marsh & McLennan Companies, Inc.	501,500	$ 50,651,500
Radian Group, Inc.	696,900	28,189,605

		139,132,385

Machinery & Components — 1.2%
Weatherford International, Inc.*	454,700	21,825,600

Pharmaceuticals — 1.5%
Merck & Co., Inc.	444,100	28,382,431

Photography Equipment/Supplies — 3.5%
Eastman Kodak Co.	1,356,100	63,302,748

Prepackaged Software — 6.4%
Informix Corp.*	4,875,400	28,472,336
Intuit, Inc.*	1,153,800	46,140,462
Symantec Corp.*	982,600	42,929,794

		117,542,592

Real Estate — 1.1%
Equity Office Properties Trust	626,600	19,819,358

Restaurants — 3.0%
McDonald’s Corp.	2,065,300	55,887,018

Retail — 1.5%
RadioShack Corp.	877,800	26,772,900

Telephone Utilities — 3.5%
BellSouth Corp.	948,600	38,200,122
Verizon Communications, Inc.	500,970	26,801,895

		65,002,017

Travel — 2.5%
Sabre Holdings Corp.*	904,100	45,205,000

TOTAL EQUITIES (Cost $1,736,755,251)		1,825,884,151

		Principal Amount

SHORT-TERM INVESTMENTS — 6.1%
Cash Equivalents — 5.1%
AT&T**
3.980%	07/19/2001	$ 467,645	467,645
Banc One Bank Note**
4.060%	07/02/2001	1,675,367	1,675,367

(Continued)

The accompanying notes are an integral part of the financial statements.
MassMutual Core Value Equity Fund – Portfolio of Investments (Continued)
(Formerly known as MassMutual Core Equity Fund)

		Principal Amount	Market Value

Fleet National Bank Note**
4.210%	10/31/2001	$ 474,684	$ 474,684
GMAC Bank Note**
4.110%	03/08/2002	292,271	292,271
Merrill Lynch Bank Note**
3.940%	04/05/2002	1,909,189	1,909,189
Merrimac Money Market Fund**
4.120%	07/02/2001	67,805,975	67,805,975
MetLife Insurance Co. Funding Agreement**
4.110%	08/01/2001	5,000,000	5,000,000
Morgan Stanley Dean Witter & Co.**
3.960%	07/16/2001	1,675,367	1,675,367
Morgan Stanley Dean Witter & Co.**
3.980%	09/14/2001	100,734	100,734
Provident Institutional Money Market Fund**
4.000%	07/02/2001	6,169,113	6,169,113
Royal Bank of Canada Eurodollar Time Deposit**
4.000%	07/02/2001	8,376,834	8,376,834

			93,947,179

Repurchase Agreement — 1.0%
Investors Bank & Trust Company Repurchase Agreement, dated 06/29/2001, 3.08%, due 07/02/2001(a)	17,111,650	17,111,650

TOTAL SHORT-TERM INVESTMENTS
(At Amortized Cost)		111,058,829

TOTAL INVESTMENTS — 105.8%
(Cost $1,847,814,080)***		1,936,942,980

Other Assets/ (Liabilities) — (5.8%)		(106,071,690)

NET ASSETS — 100.0%		$1,830,871,290

Notes to Portfolio of Investments
*	Non-income producing security.

**	Represents investment of security lending collateral. (Note 2).

***	Aggregate cost for Federal tax purposes. (Note 7).

†	American Depository Receipt.

(a)
Maturity value of $17,116,042. Collateralized by U.S. Government Agency obligations with rates of 7.625-7.892%, maturity dates of 10/01/2023-11/20/2024, and aggregate market value, including accrued interest, of $17,967,317.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MassMutual Core Value Equity Fund – Financial Statements
(Formerly known as MassMutual Core Equity Fund)

Statement of Assets and Liabilities

June 30, 2001 (Unaudited)
Assets:
Investments, at value (cost $1,736,755,251) (Note 2)	$1,825,884,151
Short-term investments, at amortized cost (Note 2)	111,058,829

Total Investments	1,936,942,980
Receivables from:
Investments sold	5,299,916
Interest and dividends	2,415,764

Total assets	1,944,658,660

Liabilities:
Payables for:
Investments purchased	18,805,177
Fund shares repurchased	37,418
Securities on loan (Note 2)	93,947,179
Directors’ fees and expenses (Note 3)	10,605
Affiliates (Note 3):
Investment management fees	763,548
Administration fees	117,758
Service fees	8,479
Accrued expenses and other liabilities	97,206

Total liabilities	113,787,370

Net assets	$1,830,871,290

Net assets consist of:
Paid-in capital	$1,395,340,726
Undistributed net investment income	9,163,596
Accumulated net realized gain on investments	337,238,068
Net unrealized appreciation on investments	89,128,900

$1,830,871,290

Net assets:
Class A	$ 21,604,224

Class L	$ 48,717,355

Class Y	$ 17,839,783

Class S	$1,742,709,928

Shares outstanding:
Class A	1,852,087

Class L	4,148,865

Class Y	1,515,924

Class S	147,651,356

Net asset value, offering price and redemption price per share:
Class A	$ 11.66

Class L	$ 11.74

Class Y	$ 11.77

Class S	$ 11.80

The accompanying notes are an integral part of the financial statements.

MassMutual Core Value Equity Fund – Financial Statements (Continued)
(Formerly known as MassMutual Core Equity Fund)

Statement of Operations

Six months ended June 30, 2001 (Unaudited)
Investment income: (Note 2)
Dividends (net of withholding tax of $23,194)	$ 14,335,111
Interest (including securities lending income of $104,476)	676,422

Total investment income	15,011,533

Expenses: (Note 2)
Investment management fees (Note 3)	4,892,856
Custody fees	111,400
Audit and legal fees	47,492
Shareholder reporting fees	20,356
Directors’ fees (Note 3)	15,800

5,087,904
Administration fees (Note 3):
Class A	19,825
Class L	73,305
Class Y	15,574
Class S	634,460
Service fees (Note 3):
Class A	15,610

Total expenses	5,846,678

Net investment income	9,164,855

Realized and unrealized gain (loss):
Net realized gain on investment transactions	221,578,604
Net change in unrealized appreciation (depreciation) on investments	(402,421,988)

Net realized and unrealized loss	(180,843,384)

Net decrease in net assets resulting from operations	$(171,678,529)

The accompanying notes are an integral part of the financial statements.

MassMutual Core Value Equity Fund – Financial Statements (Continued)
(Formerly known as MassMutual Core Equity Fund)

Statements of Changes in Net Assets

	Six months ended June 30, 2001 (Unaudited)	Year ended December 31, 2000
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$ 9,164,855	$ 29,323,163
Net realized gain on investment transactions	221,578,604	544,484,891
Net change in unrealized appreciation (depreciation) on investments	(402,421,988)	(539,459,855)

Net increase (decrease) in net assets resulting from operations	(171,678,529)	34,348,199

Distributions to shareholders (Note 2):
From net investment income:
Class A	-	(139,963)
Class L	-	(531,531)
Class Y	-	(284,034)
Class S	-	(28,367,635)

Total distributions from net investment income	-	(29,323,163)

In excess of net investment income:
Class A	-	(182)
Class L	-	(690)
Class Y	-	(369)
Class S	-	(36,827)

Total distributions in excess of net investment income	-	(38,068)

From net realized gains:
Class A	-	(2,666,730)
Class L	-	(9,015,961)
Class Y	-	(5,071,290)
Class S	-	(476,095,131)

Total distributions from net realized gains	-	(492,849,112)

Net fund share transactions (Note 5):
Class A	10,560,530	12,596,994
Class L	11,109,422	46,681,662
Class Y	79,412	3,613,048
Class S	(160,474,162)	(312,628,118)

Decrease in net assets from net fund share transactions	(138,724,798)	(249,736,414)

Total decrease in net assets	(310,403,327)	(737,598,558)
Net assets:
Beginning of period	2,141,274,617	2,878,873,175

End of period (including undistributed net investment income of $9,163,596 and distributions in excess of net investment income of $1,259, respectively)	$1,830,871,290	$2,141,274,617

The accompanying notes are an integral part of the financial statements.

MassMutual Core Value Equity Fund – Financial Statements (Continued)
(Formerly known as MassMutual Core Equity Fund)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Six months ended 6/30/01 (Unaudited)		Year ended 12/31/00		Year ended 12/31/99		Year ended 12/31/98†

Net asset value, beginning of period	$ 12.73		$ 16.31		$ 18.40		$ 18.02

Income (loss) from investment operations:
Net investment income	0.03	***	0.09	***	0.17	***	0.19 ***
Net realized and unrealized gain (loss) on investments	(1.10)		0.28		(0.75)		2.60

Total income (loss) from investment operations	(1.07)		0.37		(0.58)		2.79

Less distributions to shareholders:
From net investment income	-		(0.19)		(0.28)		(0.43)
In excess of net investment income	-		(0.00	)****	(0.00	)****	-
From net realized gains	-		(3.76)		(1.23)		(1.98)

Total distributions	-		(3.95)		(1.51)		(2.41)

Net asset value, end of period	$ 11.66		$ 12.73		$ 16.31		$ 18.40

Total Return@	(8.41)%	**	2.42%		(3.13)%		15.96%

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$ 21,604		$ 12,084		$ 1,841		$ 227
Net expenses to average daily net assets	1.09%	*	1.09%		1.10%		1.20%
Net investment income to average daily net assets	0.43%	*	0.56%		0.92%		1.01%
Portfolio turnover rate	43%	**	69%		10%		12%

	Class L
	Six months ended 6/30/01 (Unaudited)		Year ended 12/31/00		Period ended 12/31/99+

Net asset value, beginning of period	$ 12.80		$ 16.35		$ 19.36

Income (loss) from investment operations:
Net investment income	0.04	***	0.13	***	0.20	***
Net realized and unrealized gain (loss) on investments	(1.10)		0.29		(1.68)

Total income (loss) from investment operations	(1.06)		0.42		(1.48)

Less distributions to shareholders:
From net investment income	-		(0.21)		(0.30)
In excess of net investment income	-		(0.00	)****	(0.00	)****
From net realized gains	-		(3.76)		(1.23)

Total distributions	-		(3.97)		(1.53)

Net asset value, end of period	$ 11.74		$ 12.80		$ 16.35

Total Return@	(8.28)%	**	2.74%		(7.63)%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$ 48,717		$ 41,293		$ 2,380
Net expenses to average daily net assets	0.84%	*	0.84%		0.84%	*
Net investment income to average daily net assets	0.68%	*	0.82%		1.68%	*
Portfolio turnover rate	43%	**	69%		10%	**

*	Annualized
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
****	Distributions in excess of net investment income is less than $0.01 per share.
†	Amounts have been restated to reflect reverse stock splits.
+	For the period from May 3, 1999 (commencement of operations) through December 31, 1999.
@
Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Core Value Equity Fund – Financial Statements (Continued)
(Formerly known as MassMutual Core Equity Fund)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Six months ended 6/30/01 (Unaudited)		Year ended 12/31/00		Year ended 12/31/99		Year ended 12/31/1998†
Net asset value, beginning of period	$ 12.82		$ 16.35		$ 18.39		$ 18.03

Income (loss) from investment operations:
Net investment income	0.05	***	0.18	***	0.23	***	0.27 ***
Net realized and unrealized gain (loss) on investments	(1.10)		0.26		(0.73)		2.63

Total income (loss) from investment operations	(1.05)		0.44		(0.50)		2.90

Less distributions to shareholders:
From net investment income	-		(0.21)		(0.31)		(0.56)
In excess of net investment income	-		(0.00	)****	(0.00	)****	-
From net realized gains	-		(3.76)		(1.23)		(1.98)

Total distributions	-		(3.97)		(1.54)		(2.54)

Net asset value, end of period	$ 11.77		$ 12.82		$ 16.35		$ 18.39

Total Return@	(8.19)%	**	2.85%		(2.71)%		16.49%

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$ 17,840		$ 19,340		$ 20,262		$ 754
Net expenses to average daily net assets	0.69%	*	0.69%		0.69%		0.75%
Net investment income to average daily net assets	0.85%	*	1.16%		1.26%		1.43%
Portfolio turnover rate	43%	**	69%		10%		12%

	Class S (1)
	Six months ended 6/30/01 (Unaudited)		Year ended 12/31/00		Year ended 12/31/99		Year ended 12/31/98	Year ended 12/31/97	Year ended 12/31/96
Net asset value, beginning of period	$ 12.85		$ 16.38		$ 18.39		$ 17.00	$ 14.46	$ 12.63

Income (loss) from investment operations:
Net investment income	0.06	***	0.20	***	0.27	***	0.31	0.32	0.34
Net realized and unrealized gain (loss) on investments	(1.11)		0.26		(0.75)		2.49	3.83	2.22

Total income (loss) from investment operations	(1.05)		0.46		(0.48)		2.80	4.15	2.56

Less distributions to shareholders:
From net investment income	-		(0.23)		(0.30)		(0.31)	(0.31)	(0.34)
In excess of net investment income	-		(0.00	)****	(0.00	)****	-	-	-
From net realized gains	-		(3.76)		(1.23)		(1.10)	(1.30)	(0.39)

Total distributions	-		(3.99)		(1.53)		(1.41)	(1.61)	(0.73)

Net asset value, end of period	$ 11.80		$ 12.85		$ 16.38		$ 18.39	$ 17.00	$ 14.46

Total Return@	(8.17)%	**	2.94%		(2.60)%		16.75%	29.01%	20.24%

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$1,742,710		$2,068,557		$2,854,390		$3,586,177	$3,197,848	$2,485,743
Ratio of expenses to average daily net assets:
Before expense waiver	0.59%	*	0.59%		0.57%		0.54%	0.55%	0.55%
After expense waiver #	N/A		N/A		N/A		N/A	0.54%	0.51%
Net investment income to average daily net assets	0.95%	*	1.28%		1.45%		1.67%	1.91%	2.42%
Portfolio turnover rate	43%	**	69%		10%		12%	20%	13%

*	Annualized
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
****	Distributions in excess of net investment income is less than $0.01 per share.
†	Amounts have been restated to reflect reverse stock splits.
(1)	Class S shares were previously designated as Class 4 shares.
#	Computed after giving effect to the voluntary partial waiver of management fee by MassMutual, which terminated May 1, 1997.
@
Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total Return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.
MassMutual Value Equity Fund – Portfolio Manager Report

What are the investment objectives and policies for the MassMutual Value Equity Fund?

The objective and policies of the Fund are to:
•	seek long-term growth of capital
•	invest primarily in a diversified portfolio of equity securities of the type found in the Russell 1000® Value Index
•	utilize a value-oriented strategy in making investment decisions
•	utilize fundamental analysis to identify companies which
–	are of high investment quality or possess a unique product, market position or operating characteristics
–	offer above-average levels of profitability or superior growth potential
–	are attractively valued in the marketplace

How did the Fund perform during the first half of 2001?

The Fund’s inception date was May 1, 2001. From that date through June 30, 2001, the Fund’s Class S shares returned -1.20%, trailing the -0.02% return of the Russell 1000® Value Index, which measures the performance of those companies in the Russell 1000® Index with attributes common to the value universe.

What was the investment background during the period?

May and June were months in which the overall market displayed no strong trends. During May the benchmark rose 2.25%, only to give back almost all of those gains in June with a loss of 2.22%. The first quarter of the year had been extremely difficult, with virtually all of the popular market averages declining sharply. Although value stocks held up much better than growth shares under the selling pressure, they still posted negative returns for the quarter.

Stocks found their footing at the beginning of April, as bargain hunters began buying and the Federal Reserve Board continued to lower short-term interest rates. The Fed was an importance influence throughout the first half, lowering interest rates twice in January and once in March, April, May, and June. By decreasing borrowing costs for consumers and businesses, the Fed hoped to jump-start the economy, which had slowed from a healthy growth rate of 5.0% for 2000 to just 1.2% during the first half of 2001.

By May the robust April rally had begun to lose momentum, as an increasing number of companies warned that second-quarter earnings would be below previous estimates and data on the economy offered no hope for a quick recovery. On June 27 the Fed made its final reduction in interest rates for the period, a quarter-point cut that brought the federal funds target rate to 3.75% and the discount rate to 3.25%. Torn between the positive influence of falling interest rates and the negative news on corporate earnings and the economy, investors displayed little conviction about stocks during the two-month period.

What sectors and holdings most affected performance?

Stock selection in the technology and industrial sectors contributed positively to performance, with software, services, and capital goods making particularly strong showings. At the level of individual holdings, Philip Morris, Citigroup, and Verizon Communications—all in the Fund’s ten largest holdings—made positive contributions.

On the other hand, the healthcare sector posted its second consecutive quarter of negative returns, detracting from the Fund’s performance. Increasing pressure from the FDA (Food and Drug Administration) and expiring patents on many high-margin drugs made investors cautious about the pharmaceutical industry. Disappointing performance from core holdings SBC Communications and BellSouth also detracted from the Fund’s returns. Finally, the energy sector was hurt by falling prices for crude oil and natural gas, which hampered top-ten holding Chevron.

MassMutual Value Equity Fund – Portfolio Manager Report (Continued)

What is your outlook?

The tug of war between lower interest rates and sagging earnings will probably continue over the near term, leading to more volatility in stocks. Given the normal time lag between movements in short-term interest rates and their effects on the economy, however, we would expect to see some improvement in the economy by the first or second quarter of 2002. Since the stock market normally anticipates what is happening in the economy, we would not be surprised to see a decent rally before the end of 2001.

Our job, though, is not to predict what will happen to the stock market or the economy but to select high-quality stocks for the Fund. Whatever happens, we feel that investors will continue to keep a close eye on valuations, earnings, and other fundamental factors, which should benefit our style of management.

MassMutual Value Equity Fund
Largest Stock Holdings (6/30/01)

Exxon Mobil Corp.
Citigroup, Inc.
SBC Communications, Inc.
Philip Morris Companies, Inc.
Verizon Communications, Inc.
The Procter & Gamble Co.
BellSouth Corp.
Chevron Corp.
J.P. Morgan Chase & Co.
AT&T Corp.

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Value Equity Fund Class S, Class A, Class Y, Class L and the Russell 1000 Value Index

MassMutual Value Equity Fund
Total Return
Since Inception 5/1/01 - 6/30/01

Class S	-1.20%
Class A	-1.20%
Class Y	-1.20%
Class L	-1.20%

Russell 1000 Value Index	-0.02%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Value Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Value Equity Fund – Portfolio of Investments

June 30, 2001 (Unaudited)

	Number of Shares	Market Value

EQUITIES — 98.6%

Advertising — 0.2%
Omnicom Group, Inc.	900	$ 77,400

Aerospace & Defense — 1.9%
Alliant Techsystems, Inc.*	2,300	206,770
General Dynamics Corp.	2,000	155,620
Lockheed Martin Corp.	1,800	66,690
Raytheon Co.*	3,400	90,270
TRW, Inc.	2,600	106,600

		625,950

Agribusiness — 0.1%
Delta & Pine Land Co.	2,400	47,160

Air Transportation — 0.9%
Mesa Air Group, Inc.*	1,300	16,055
Northwest Airlines Corp.*	3,800	95,950
UAL Corp.	5,300	186,295

		298,300

Apparel, Textiles & Shoes — 0.2%
Abercrombie & Fitch Co. Cl. A*	700	31,150
AnnTaylor Stores Corp.*	900	32,220

		63,370

Automotive & Parts — 0.5%
Autonation, Inc.*	4,200	48,720
Federal Signal Corp.	1,500	35,205
SPX Corp.*	500	62,590

		146,515

Banking, Savings & Loans — 20.1%
Bank of America Corp.	10,200	612,306
Bank of New York Co., Inc.	7,700	369,600
Bank One Corp.	6,500	232,700
Citigroup, Inc.	23,100	1,220,604
Commerce Bancorp, Inc. NJ	2,600	182,260
Dime Bancorp, Inc.	2,800	104,300
Federal Home Loan Mortgage Corp.	6,200	434,000
Federal National Mortgage Association	7,400	630,110
Fleet Boston Financial Corp.	13,200	520,740
J.P. Morgan Chase & Co.	14,600	651,160
Mellon Financial Corp.	4,000	184,000
PNC Financial Services Group	4,400	289,476

	Number of Shares	Market Value

U.S. Bancorp	10,800	$ 246,132
Washington Mutual, Inc.	7,150	268,483
Wells Fargo & Co.	11,900	552,517

		6,498,388

Beverages — 0.5%
The Coca-Cola Co.	3,600	162,000

Broadcasting, Publishing & Printing — 1.9%
Charter Communications, Inc. Cl. A*	100	2,335
Clear Channel Communications, Inc.*	2,600	163,020
Gannett Co., Inc.	1,400	92,260
The McGraw-Hill Companies, Inc.	900	59,535
Tribune Co.	1,000	40,010
Viacom, Inc. Cl. B*	5,200	269,100

		626,260

Building Materials & Construction — 0.4%
Lowe’s Companies, Inc.	900	65,295
Masco Corp.	2,300	57,408

		122,703

Chemicals — 1.4%
Lyondell Chemical Co.	2,600	39,988
Millennium Chemicals, Inc.	50	753
PolyOne Corp.	11,300	117,633
Praxair, Inc.	5,600	263,200
Solutia, Inc.	3,400	43,350

		464,924

Commercial Services — 1.2%
Ecolab, Inc.	1,500	61,455
Fluor Corp.	3,400	153,510
Republic Services, Inc.*	5,800	115,130
Vivendi Universal Sponsored†	800	46,400
		376,495

Communications — 3.9%
Ciena Corp.*	2,000	76,000
Citizens Communications Co.*	14,900	179,247
Openwave Systems, Inc.*	500	17,350
Polycom, Inc.*	900	20,781
SBC Communications, Inc.	24,100	965,446

		1,258,824

	Number of Shares	Market Value

Computer Integrated Systems Design — 0.0%
Sun Microsystems, Inc.*	900	$ 14,148

Computers & Information — 0.5%
Compaq Computer Corp.	2,900	44,921
Comverse Technology, Inc.*	800	46,096
Dell Computer Corp.*	900	23,355
Lexmark International Group, Inc.*	700	47,075

		161,447

Computers & Office Equipment — 0.2%
Hewlett-Packard Co.	2,300	65,780

Containers — 0.3%
Temple-Inland, Inc.	1,500	79,935

Cosmetics & Personal Care — 4.3%
Avon Products, Inc.	2,200	101,816
Estee Lauder Companies, Inc. Cl. A	2,400	103,440
The Gillette Co.	5,800	168,142
Kimberly-Clark Corp.	4,100	229,190
The Procter & Gamble Co.	12,200	778,360

		1,380,948

Data Processing and Preparation — 1.1%
The BISYS Group, Inc.*	1,100	64,900
First Data Corp.	3,200	205,600
IMS Health, Inc.	2,700	76,950

		347,450

Electric Utilities — 2.8%
AES Corp.*	9,000	387,450
Ameren Corp.	2,100	89,670
American Electric Power Co.	3,400	156,978
Niagara Mohawk Holdings, Inc.*	600	10,614
SCANA Corp.	3,500	99,400
Southern Co.	7,100	165,075

		909,187

Electrical Equipment & Electronics — 1.7%
Atmel Corp.*	8,100	109,269
Broadcom Corp. Cl. A*	1,400	59,864
Emerson Electric Co.	4,100	248,050
General Electric Co.	1,100	53,625
General Motors Cl. H*	1,000	20,250
Micron Technology, Inc.*	1,500	61,650

		552,708

(Continued)

The accompanying notes are an integral part of the financial statements.
MassMutual Value Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value

Energy — 10.7%
Alberta Energy Co. Limited (USD)	700	$ 28,868
Alberta Energy Co. Limited (CAD)	300	12,355
Chevron Corp.	7,300	660,650
Conoco, Inc. Cl. A	8,000	225,600
Conoco, Inc. Cl. B	15,600	450,840
Enron Corp.	5,000	245,000
Exxon Mobil Corp.	15,100	1,318,985
Kinder Morgan, Inc.	100	5,025
Marine Drilling Co., Inc.*	200	3,822
Nabors Industries, Inc.*	200	7,440
Phillips Petroleum Co.	1,400	79,800
Suncor Energy, Inc.	4,900	125,930
Texaco, Inc.	3,300	219,780
Tosco Corp.	500	22,025
USX-Marathon Group	1,500	44,265

		3,450,385

Entertainment & Leisure — 2.7%
AT&T-Liberty Media Group*	9,200	160,908
Fox Entertainment Group, Inc. Cl. A*	5,900	164,610
Harrah’s Entertainment Inc.*	1,800	63,540
The Walt Disney Co.	17,300	499,797

		888,855

Financial Services — 3.8%
American Express Co.	6,900	267,720
Household International, Inc.	4,300	286,810
Lehman Brothers Holdings, Inc.	500	38,875
Merrill Lynch & Co., Inc.	5,800	343,650
Morgan Stanley Dean Witter & Co.	4,300	276,189
Schwab (Charles) Corp.	1,200	18,360

		1,231,604

Foods — 0.1%
Quaker Oats Co.	500	45,625

Forest Products & Paper — 1.6%
Boise Cascade Corp.	1,300	45,721
Georgia-Pacific Group	3,600	121,860
International Paper Co.	5,800	207,060
Mead Corp.	400	10,856
Weyerhaeuser Co.	2,500	137,425

		522,922

	Number of Shares	Market Value

Healthcare — 2.3%
Bristol-Myers Squibb Co.	9,600	$ 502,080
The Healthcare Co.	3,700	167,203
Tenet Healthcare Corp.*	1,700	87,703

		756,986

Household Products — 0.1%
Snap-On, Inc.	1,700	41,072

Industrial – Diversified — 0.7%
Illinois Tool Works, Inc.	2,500	158,250
Tyco International Limited	1,400	76,300

		234,550

Insurance — 5.1%
AFLAC, Inc.	6,200	195,238
Allstate Corp.	6,500	285,935
Ambac Financial Group, Inc.	1,800	104,760
American International Group, Inc.	4,600	395,600
The Hartford Financial Services Group, Inc.	1,500	102,600
Marsh & McLennan Companies, Inc.	2,300	232,300
MBIA, Inc.	4,300	239,424
Protective Life Corp.	1,600	54,992
Reinsurance Group of America	1,100	41,690

		1,652,539

Lodging — 0.1%
Starwood Hotels & Resorts Worldwide, Inc.	1,100	41,008

Machinery & Components — 3.3%
Black & Decker Corp.	1,100	43,406
Caterpillar, Inc.	5,900	295,295
Danaher Corp.	900	50,400
Deere & Co.	1,200	45,420
Ingersoll-Rand Co.	2,900	119,480
Kennametal, Inc.	800	29,520
Parker-Hannifin Corp.	2,800	118,832
United Technologies Corp.	2,900	212,454
Weatherford International, Inc.*	1,800	86,400
York International Corp.	1,800	63,036

		1,064,243

Manufacturing – Diversified — 0.3%
Eaton Corp.	1,500	105,150

	Number of Shares	Market Value

Medical Supplies — 1.2%
Biomet, Inc.	1,200	$ 57,672
Dentsply International, Inc.	900	39,915
Guidant Corp.*	1,800	64,800
St. Jude Medical, Inc.*	500	30,000
Thermo Electron Corp.*	8,500	187,170

		379,557

Metals & Mining — 1.8%
Alcan Aluminum Limited	3,700	155,474
Alcan, Inc.	4,200	176,573
Alcoa, Inc.	4,900	193,060
Phelps Dodge Corp.	1,200	49,800

		574,907

Miscellaneous — 1.6%
Avery-Dennison Corp.	3,800	193,990
Minnesota Mining & Manufacturing Co.	2,900	330,890

		524,880

Pharmaceuticals — 2.6%
Abbott Laboratories	1,200	57,612
American Home Products Corp.	3,000	175,320
Cardinal Health, Inc.	1,900	131,100
Gilead Sciences, Inc.*	1,200	69,828
Idec Pharmaceuticals Corp.*	700	47,383
Immunex Corp.*	500	8,875
Merck & Co., Inc.	4,200	268,422
Pfizer, Inc.	1,700	68,085

		826,625

Prepackaged Software — 1.3%
Adobe Systems, Inc.	2,000	94,000
Brocade Communications Systems, Inc.*	200	8,798
Computer Associates International, Inc.	5,300	190,800
Microsoft Corp.*	500	36,300
Peoplesoft, Inc.*	600	29,538
Sungard Data Systems, Inc.*	600	18,006
Sybase, Inc.*	3,300	54,285

		431,727

Real Estate — 0.5%
Apartment Investment & Management Co. Cl. A	1,500	72,300
Equity Residential Properties Trust	1,300	73,515

		145,815

(Continued)

The accompanying notes are an integral part of the financial statements.
MassMutual Value Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value

Restaurants — 1.0%
CEC Entertainment, Inc.*	2,000	$ 98,700
McDonald’s Corp.	8,300	224,598

		323,298

Retail — 1.3%
Best Buy Co., Inc.*	600	38,112
Big Lots, Inc.*	2,200	30,096
BJ’s Wholesale Club, Inc.*	1,700	90,542
CVS Corp.	1,300	50,180
Family Dollar Stores, Inc.	900	23,067
Federated Department Stores, Inc.*	1,000	42,500
K Mart Corp.*	12,500	143,375

		417,872

Telephone Utilities — 6.9%
AT&T Corp.	28,700	631,400
BellSouth Corp.	17,800	716,806
Triton PCS Holdings, Inc. Cl. A*	400	16,400
Verizon Communications, Inc.	15,100	807,850
Western Wireless Corp. Cl. A*	1,200	51,600

		2,224,056

Tobacco — 2.7%
Philip Morris Companies, Inc.	17,500	888,125

Transportation — 2.4%
Burlington Northern Santa Fe Corp.	6,900	208,173
Canadian Pacific Limited (USD)	1,000	38,750
Canadian Pacific Limited (CAD)	400	15,456
CNF, Inc.	1,100	31,075
CSX Corp.	3,300	119,592
Newport News Shipbuilding, Inc.	1,000	61,250
Union Pacific Corp.	5,500	302,004

		776,300

Travel — 0.4%
Sabre Holdings Corp.*	2,400	120,000

TOTAL EQUITIES (Cost $32,453,579)		31,947,993

		Principal Amount	Market Value

SHORT-TERM INVESTMENTS — 2.8%
Repurchase Agreement — 2.5%
Investors Bank & Trust Company Repurchase Agreement, dated 06/29/2001, 3.08%, due 07/02/2001 (a)		$ 793,381	$ 793,381

U.S. Treasury Bills — 0.3%
U.S. Treasury Bill**
3.615%	07/12/2001	100,000	99,879

TOTAL SHORT-TERM INVESTMENTS
(At Amortized Cost)			893,260

TOTAL INVESTMENTS — 101.4%
(Cost $33,346,839)***			32,841,253

Other Assets/ (Liabilities) — (1.4%)			(442,035)

NET ASSETS — 100.0%			$ 32,399,218

Notes to Portfolio of Investments
*	Non-income producing security.
**	This security is held as collateral for open futures contracts. (Note 2).
***	Aggregate cost for Federal tax purposes. (Note 7).
†	American Depository Receipt.
(a)	Maturity value of $793,584. Collateralized by U.S. Government Agency obligation with a rate of 8.415%, maturity date of 08/01/2023, and aggregate market value, including accrued interest, of $833,077.

The accompanying notes are an integral part of the financial statements.
MassMutual Value Equity Fund – Financial Statements

Statement of Assets and Liabilities

June 30, 2001 (Unaudited)
Assets:
Investments, at value (cost $32,453,579) (Note 2)	$31,947,993
Short-term investments, at amortized cost (Note 2)	893,260

Total Investments	32,841,253
Receivables from:
Investments sold	304,505
Interest and dividends	33,006
Foreign taxes withheld	72
Variation margin on open futures contracts (Note 2)	8,875

Total assets	33,187,711

Liabilities:
Payables for:
Investments purchased	754,559
Directors’ fees and expenses (Note 3)	184
Affiliates (Note 3):
Investment management fees	16,813
Administration fees	2,066
Service fees	40
Accrued expenses and other liabilities	14,831

Total liabilities	788,493

Net assets	$32,399,218

Net assets consist of:
Paid-in capital	$32,850,991
Undistributed net investment income	37,909
Accumulated net realized gain on investments and futures contracts	18,391
Net unrealized depreciation on investments and futures contracts	(508,073)

$32,399,218

Net assets:
Class A	$ 103,386

Class L	$ 102,370

Class Y	$ 4,446,419

Class S	$27,747,043

Shares outstanding:
Class A	10,467

Class L	10,360

Class Y	449,900

Class S	2,807,327

Net asset value, offering price and redemption price per share:
Class A	$ 9.88

Class L	$ 9.88

Class Y	$ 9.88

Class S	$ 9.88

The accompanying notes are an integral part of the financial statements.

MassMutual Value Equity Fund – Financial Statements (Continued)

Statement of Operations

Period ended June 30, 2001* (Unaudited)
Investment income: (Note 2)
Dividends (net of withholding tax of $151)	$ 69,915
Interest	18,712

Total investment income	88,627

Expenses: (Note 2)
Investment management fees (Note 3)	31,872
Custody fees	13,690
Audit and legal fees	633
Shareholder reporting fees	508
Directors’ fees (Note 3)	184

46,887
Administration fees (Note 3):
Class A	45
Class L	45
Class Y	390
Class S	3,311
Service fees (Note 3):
Class A	40

Total expenses	50,718

Net investment income	37,909

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	19,938
Closed futures contracts	(1,547)

Net realized gain	18,391

Net change in unrealized appreciation (depreciation) on:
Investments	(505,586)
Open futures contracts	(2,487)

Net unrealized loss	(508,073)

Net realized and unrealized loss	(489,682)

Net decrease in net assets resulting from operations	$(451,773)

*	For the period from May 1, 2001 (commencement of operations) through June 30, 2001.

The accompanying notes are an integral part of the financial statements.

MassMutual Value Equity Fund – Financial Statements (Continued)

Statement of Changes in Net Assets

Period ended June 30, 2001* (Unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$ 37,909
Net realized gain on investment transactions and futures contracts	18,391
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(508,073)

Net decrease in net assets resulting from operations	(451,773)

Net fund share transactions (Note 5):
Class A	104,074
Class L	103,000
Class Y	4,612,674
Class S	28,031,243

Increase in net assets from net fund share transactions	32,850,991

Total increase in net assets	32,399,218

Net assets:
Beginning of period	-

End of period (including undistributed net investment income of $37,909)	$32,399,218

* For the period from May 1, 2001 (commencement of operations) through June 30, 2001.

The accompanying notes are an integral part of the financial statements.

MassMutual Value Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout the period)

	Class A		Class L		Class Y		Class S
	Period ended 6/30/01† (Unaudited)		Period ended 6/30/01† (Unaudited)		Period ended 6/30/01† (Unaudited)		Period ended 6/30/01† (Unaudited)
Net asset value, beginning of period	$10.00		$10.00		$10.00		$ 10.00

Income (loss) from investment operations:
Net investment income	0.00	+***	0.01	***	0.00	+***	0.01	***
Net realized and unrealized gain (loss) on investments	(0.12)		(0.13)		(0.12)		(0.13)

Total income (loss) from investment operations	(0.12)		(0.12)		(0.12)		(0.12)

Net asset value, end of period	$ 9.88		$ 9.88		$ 9.88		$ 9.88

Total Return@	(1.20)%	**	(1.20)%	**	(1.20)%	**	(1.20)%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$ 103		$ 102		$4,446		$27,747
Net expenses to average daily net assets	1.57%	*	1.33%	*	1.16%	*	1.11%	*
Net investment income to average daily net assets	0.21%	*	0.46%	*	0.26%	*	0.88%	*
Portfolio turnover rate	13%	**	13%	**	13%	**	13%	**

*	Annualized
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	For the period from May 1, 2001 (commencement of operations) through June 30, 2001.
+	Net investment income is less than $0.01 per share.
@
Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Large Cap Value Fund – Portfolio Manager Report

What are the investment objectives and policies for the MassMutual Large Cap Value Fund?

The objective and policies of the Fund are to:
•	achieve long-term capital growth and income
•	invest primarily in a diversified portfolio of equity securities of larger, well-established companies (generally companies with market capitalization over $5.0 billion)
•	utilize a value-oriented strategy in making investment decisions
•	utilize fundamental analysis to identify companies which
–	are of high investment quality or possess a unique product, market position or operating characteristics
–	offer above-average levels of profitability or superior growth potential
–	are attractively valued in the marketplace

How did the Fund perform during the first half of 2001?

For the six months ending June 30, 2001, the Fund’s Class S shares returned -7.14%, slightly trailing the -6.68% return of the S&P 500 Index, a market capitalization-weighted, unmanaged index of 500 common stocks.

What factors contributed to the Fund’s performance?

The first quarter of the year was extremely difficult, as a weak rally in January gave way to plunging markets in February and March. The S&P 500 Index declined 11.85% for the quarter, while the Fund performed slightly better, falling 10.50%. Although large-cap value stocks fared better than the large-cap growth sector, both had negative returns. Driving the weakness in share prices was a slowing economy that broadened to include virtually all industries instead of being confined to technology and telecommunications. The Fund’s two largest holdings, Tyco International and American Express, suffered declines of 22.09% and 24.82%, respectively. Other holdings that struggled included Merck -18.93% and American Home Products -7.21%, both of which helped our returns last year.

To counteract the slowdown, the Federal Reserve Board began cutting short-term interest rates. The Fed reduced rates twice in January, and once in March, April, May, and June. Like the January 3 rate cut, the April 18 intervention was unscheduled, and this aggressive stance on interest rates, together with bargain-hunting following the waterfall declines in February and March, produced a strong rally to start the second quarter. As the quarter progressed, however, the rally lost momentum. Although the Fed continued to reduce interest rates, earnings disappointments proliferated, as did worrisome economic statistics, especially in the manufacturing sector.

The Fund lost ground on the S&P 500 Index in the second quarter, gaining 2.90% to the Index’s 5.86% return. Our positions in capital goods and financial services provided the best relative performance, while technology and healthcare detracted the most in relative terms. Although our technology holdings included some positions that, in retrospect, were miscalculations on our part, we continue to have a high degree of confidence in the Fund’s healthcare holdings.

The strongest performers for the second quarter included core holding Tyco International, which bounced back nicely after the rocky first quarter. Other positive holdings were Citigroup, a premier diversified financial services firm, and printer manufacturer Lexmark International. Weak holdings included Telllabs, Hewlett-Packard, American Express, and pharmaceutical stocks Bristol-Myers Squibb and Merck. The latter had an extremely difficult first half due in part to disappointing sales of its arthritis drug Vioxx. We view these problems as short-term in nature and continue to like Merck’s long-term prospects.

What is your outlook?

At the moment we are seeing a tug of war between the positive influence of lower interest rates and the negative impact of decelerating earnings growth and a slowing economy. So far, economic growth has not crossed the line to a recession, defined as two consecutive quarters of negative GDP (gross domestic product) growth. Whether we cross that line in the months to come will depend in large part on the Fed, which seems determined to revive the economy. On top of the six rate reductions already in place, the Fed could cut once or twice more in the second half of the year if necessary. The tax rebates recently passed by Congress provide another reason for optimism.

MassMutual Large Cap Value Fund – Portfolio Manager Report (Continued)

The Fund’s management team will attempt to do its part by maintaining our long-term perspective and not forsaking our value discipline to chase short-term trends. One of the ways we feel we can add value is by having the conviction to invest in the stocks of high-quality, globally competitive companies during periods of negative market sentiment. On these occasions we can often buy such stocks at low valuations because their true worth is temporarily underestimated by most investors.

MassMutual Large Cap Value Fund
Largest Stock Holdings (6/30/01)

Tyco International Limited
American Express Co.
Household International, Inc.
Philip Morris Companies, Inc.
Citigroup, Inc.
American International Group, Inc.
Merck & Co., Inc.
Wells Fargo & Co.
United Parcel Services, Inc. Cl. B
Costco Wholesale Corp.

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Large Cap Value Fund Class S, Class A, Class Y, Class L and the S&P 500 Index

MassMutual Large Cap Value Fund
Total Return
	Year-To-Date 1/1/01-6/30/01	One Year 7/1/00-6/30/01	Since Inception Average Annual 5/1/00-6/30/01

Class S	-7.14%	-5.23%	-6.22%
Class A	-7.36%	-5.61%	-6.62%
Class Y	-7.24%	-5.33%	-6.31%
Class L	-7.35%	-5.51%	-6.54%

S&P 500 Index	-6.68%	-14.82%	-12.57%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Large Cap Value Fund – Portfolio of Investments

June 30, 2001 (Unaudited)

	Number of Shares	Market Value

EQUITIES — 90.1%
Advertising — 0.0%
WPP Group PLC Sponsored†	2,600	$ 130,650

Banking, Savings & Loans — 12.9%
Bank One Corp.	116,000	4,152,800
Citigroup, Inc.	321,700	16,998,628
Federal Home Loan Mortgage Corp.	120,200	8,414,000
Golden West Financial Corp.	132,700	8,524,648
Providian Financial Corp.	125,700	7,441,440
Wells Fargo & Co.	283,200	13,148,976

		58,680,492

Broadcasting, Publishing & Printing — 1.2%
Dow Jones & Co., Inc.	12,500	746,375
Gannett Co., Inc.	36,900	2,431,710
Tribune Co.	51,700	2,068,517

		5,246,602

Building Materials & Construction — 3.8%
Martin Marietta Materials, Inc.	65,000	3,216,850
Masco Corp.	427,700	10,675,392
Vulcan Materials Co.	67,200	3,612,000

		17,504,242

Commercial Services — 1.3%
Dun & Bradstreet Corp.*	85,950	2,423,790
Moody’s Corp.	103,700	3,473,950

		5,897,740

Communications — 2.1%
Lucent Technologies, Inc.	203,900	1,264,180
Tellabs, Inc.*	435,600	8,398,368

		9,662,548

Computers & Information — 2.3%
Lexmark International Group, Inc.*	154,600	10,396,850

Computers & Office Equipment — 1.9%
Hewlett-Packard Co.	304,300	8,702,980

Containers — 1.6%
Sealed Air Corp.*	197,500	7,356,875

Cosmetics & Personal Care — 0.2%
The Gillette Co.	26,800	776,932

	Number of Shares	Market Value

Data Processing and Preparation — 0.1%
First Data Corp.	9,200	$ 591,100

Electrical Equipment & Electronics — 3.3%
Agere Systems, Inc. Cl. A*	787,000	5,902,500
Intel Corp.	44,200	1,292,850
Molex, Inc.	53,300	1,947,049
Rockwell International Corp.	39,000	1,486,680
Texas Instruments, Inc.	84,600	2,664,900
Tycom Limited*	96,100	1,652,920

		14,946,899

Energy — 3.7%
Devon Energy Corp.	88,900	4,667,250
EOG Resources, Inc.	92,500	3,288,375
Kinder Morgan, Inc.	60,800	3,055,200
Phillips Petroleum Co.	105,700	6,024,900

		17,035,725

Financial Services — 14.0%
American Express Co.	634,500	24,618,600
AvalonBay Communities, Inc.	5,400	252,450
Berkshire Hathaway, Inc. Cl. A*	128	8,883,200
Household International, Inc.	292,200	19,489,740
Morgan Stanley Dean Witter & Co.	113,700	7,302,951
Stillwell Financial, Inc.	95,500	3,204,980

		63,751,921

Foods — 1.1%
General Mills, Inc.	56,500	2,473,570
Kraft Foods, Inc.*	78,700	2,439,700

		4,913,270

Healthcare — 2.3%
Bristol-Myers Squibb Co.	197,700	10,339,710

Industrial – Diversified — 6.2%
Tyco International Limited	515,400	28,089,300

Insurance — 7.5%
American International Group, Inc.	178,100	15,316,600
Aon Corp.	54,400	1,904,000

	Number of Shares	Market Value

Chubb Corp.	22,100	$ 1,711,203
Loews Corp.	45,400	2,925,122
Progressive Corp.	36,600	4,947,954
Sun Life Financial Services of Canada	30,900	733,875
Transatlantic Holdings, Inc.	53,900	6,603,289

		34,142,043

Lodging — 0.8%
Marriott International, Inc. Cl. A	73,100	3,460,554

Machinery & Components — 0.9%
Dover Corp.	111,500	4,197,975

Medical Supplies — 0.5%
Agilent Technologies, Inc.*	65,734	2,136,355

Miscellaneous — 1.5%
Minnesota Mining & Manufacturing Co.	61,400	7,005,740

Pharmaceuticals — 7.5%
American Home Products Corp.	180,400	10,542,576
Eli Lilly & Co.	113,400	8,391,600
Merck & Co., Inc.	230,000	14,699,300
Pharmacia Corp.	16,500	758,175

		34,391,651

Prepackaged Software — 0.5%
BMC Software, Inc.*	97,000	2,186,380
Novell, Inc.*	36,700	208,823

		2,395,203

Real Estate — 1.1%
Centerpoint Properties Corp.	96,199	4,829,190

Restaurants — 1.5%
McDonald’s Corp.	260,000	7,035,600

Retail — 3.4%
Costco Wholesale Corp.*	301,700	12,393,836
RadioShack Corp.	102,200	3,117,100

		15,510,936

Telephone Utilities — 0.0%
Loral Space & Communications Limited*	35,000	98,000

(Continued)

The accompanying notes are an integral part of the financial statements.
MassMutual Large Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value

Tobacco — 4.2%
Philip Morris Companies, Inc.	372,800	$ 18,919,600

Transportation — 2.7%
United Parcel Service, Inc. Cl. B	215,300	12,444,340

TOTAL EQUITIES (Cost $420,682,995)		410,591,023

		Principal Amount

SHORT-TERM INVESTMENTS — 11.8%
Cash Equivalents — 3.8%
AT&T**
3.980%	07/19/2001	$ 817,630	817,630
Banc One Bank Note**
4.060%	07/02/2001	306,675	306,675
First Union II**
4.000%	03/12/2002	472,244	472,244
Fleet National Bank Note**
4.210%	10/31/2001	765,684	765,684
GMAC Bank Note**
4.110%	03/08/2002	511,122	511,122
Goldman Sachs Bank Note**
3.840%	03/21/2002	311,122	311,122
Merrill Lynch Bank Note**
3.940%	04/05/2002	715,571	715,571
Merrimac Money Market Fund**
4.120%	07/02/2001	8,798,959	8,798,959
Morgan Stanley Dean Witter & Co.**
3.960%	07/16/2001	306,673	306,673
Morgan Stanley Dean Witter & Co.**
3.980%	09/14/2001	613,346	613,346
Provident Institutional Money Market Fund**
4.000%	07/02/2001	2,044,488	2,044,488
Royal Bank of Canada Eurodollar Time Deposit**
4.000%	07/02/2001	1,533,366	1,533,366

			17,196,880

	Principal Amount	Market Value

Repurchase Agreement — 8.0%
Investors Bank & Trust Company Repurchase Agreement, dated 06/29/2001, 3.08%, due 07/02/2001 (a)	$ 36,506,007	$ 36,506,007

TOTAL SHORT-TERM INVESTMENTS (At Amortized Cost)		53,702,887

TOTAL INVESTMENTS — 101.9%
(Cost $474,385,882)***		464,293,910

Other Assets/ (Liabilities) — (1.9%)		(8,752,874)

NET ASSETS — 100.0%		$ 455,541,036

Notes to Portfolio of Investments
*	Non-income producing security.

**	Represents investment of security lending collateral. (Note 2).

***	Aggregate cost for Federal tax purposes. (Note 7).

†	American Depository Receipt.

(a)
Maturity value of $36,515,377. Collateralized by U.S. Government Agency obligations with rates of 4.430-6.372%, maturity dates of 07/01/2008-03/15/2031, and aggregate market value, including accrued interest, of $38,333,260.

The accompanying notes are an integral part of the financial statements.
MassMutual Large Cap Value Fund – Financial Statements

Statement of Assets and Liabilities

June 30, 2001 (Unaudited)
Assets:
Investments, at value (cost $420,682,995) (Note 2)	$410,591,023
Short-term investments, at amortized cost (Note 2)	53,702,887

Total Investments	464,293,910
Cash	8,729,761
Receivables from:
Interest and dividends	477,170
Foreign taxes withheld	1,214
Investment adviser (Note 3)	1,189

Total assets	473,503,244

Liabilities:
Payables for:
Investments purchased	435,799
Securities on loan (Note 2)	17,196,880
Directors’ fees and expenses (Note 3)	2,158
Affiliates (Note 3):
Investment management fees	226,206
Administration fees	60,056
Service fees	34,907
Accrued expenses and other liabilities	6,202

Total liabilities	17,962,208

Net assets	$455,541,036

Net assets consist of:
Paid-in capital	$483,156,864
Undistributed net investment income	1,147,806
Accumulated net realized loss on investments	(18,671,662)
Net unrealized depreciation on investments	(10,091,972)

$455,541,036

Net assets:
Class A	$ 63,997,752

Class L	$ 87,452,735

Class Y	$ 51,415,819

Class S	$252,674,730

Shares outstanding:
Class A	6,967,329

Class L	9,501,568

Class Y	5,574,143

Class S	27,374,200

Net asset value, offering price and redemption price per share:
Class A	$ 9.19

Class L	$ 9.20

Class Y	$ 9.22

Class S	$ 9.23

The accompanying notes are an integral part of the financial statements.

MassMutual Large Cap Value Fund – Financial Statements (Continued)

Statement of Operations

Six months ended June 30, 2001 (Unaudited)
Investment income: (Note 2)
Dividends (net of withholding tax of $39)	$ 1,753,819
Interest (including securities lending income of $18,475)	944,967

Total investment income	2,698,786

Expenses: (Note 2)
Investment management fees (Note 3)	1,229,012
Custody fees	16,369
Audit and legal fees	8,001
Shareholder reporting fees	3,607
Directors’ fees (Note 3)	2,371

1,259,360
Administration fees (Note 3):
Class A	74,098
Class L	110,111
Class Y	23,118
Class S	100,469
Service fees (Note 3):
Class A	57,104

Total expenses	1,624,260
Expenses reimbursed (Note 3)	(2,613)

Net expenses	1,621,647

Net investment income	1,077,139

Realized and unrealized gain (loss):
Net realized loss on investment transactions	(18,362,478)
Net change in unrealized appreciation (depreciation) on investments	(9,238,050)

Net realized and unrealized loss	(27,600,528)

Net decrease in net assets resulting from operations	$(26,523,389)

The accompanying notes are an integral part of the financial statements.
MassMutual Large Cap Value Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	Six months ended June 30, 2001 (Unaudited)	Period ended December 31, 2000*
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$ 1,077,139	$ 1,290,573
Net realized loss on investment transactions	(18,362,478)	(85,500)
Net change in unrealized appreciation (depreciation) on investments	(9,238,050)	(853,922)

Net increase (decrease) in net assets resulting from operations	(26,523,389)	351,151

Distributions to shareholders (Note 2):
From net investment income:
Class A	-	(56,538)
Class L	-	(143,802)
Class Y	-	(43,925)
Class S	-	(975,641)

Total distributions from net investment income	-	(1,219,906)

In excess of net realized gains:
Class A	-	(12,071)
Class L	-	(30,758)
Class Y	-	(7,804)
Class S	-	(173,051)

Total distributions in excess of net realized gains	-	(223,684)

Net fund share transactions (Note 5):
Class A	50,239,018	15,765,736
Class L	47,984,666	44,253,194
Class Y	42,831,313	10,265,863
Class S	44,926,623	226,890,451

Increase in net assets from net fund share transactions	185,981,620	297,175,244

Total increase in net assets	159,458,231	296,082,805
Net assets:
Beginning of period	296,082,805	-

End of period (including undistributed net investment income of $1,147,806 and $70,667, respectively)	$455,541,036	$296,082,805

*	For the period from May 1, 2000 (commencement of operations) through December 31, 2000.

The accompanying notes are an integral part of the financial statements.

MassMutual Large Cap Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A			Class L
	Six months ended 6/30/01 (Unaudited)		Period ended 12/31/00†	Six months ended 6/30/01 (Unaudited)		Period ended 12/31/00†

Net asset value, beginning of period	$ 9.92		$ 10.00	$ 9.93		$ 10.00

Income (loss) from investment operations:
Net investment income	0.01	***	0.03 ***	0.02	***	0.05 ***
Net realized and unrealized gain (loss) on investments	(0.74)		(0.06)	(0.75)		(0.07)

Total income (loss) from investment operations	(0.73)		(0.03)	(0.73)		(0.02)

Less distributions to shareholders:
From net investment income	-		(0.04)	-		(0.04)
In excess of net realized gains	-		(0.01)	-		(0.01)

Total distributions	-		(0.05)	-		(0.05)

Net asset value, end of period	$ 9.19		$ 9.92	$ 9.20		$ 9.93

Total Return@	(7.36)%	**	(0.36)% **	(7.35)%	**	(0.26)% **

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$ 63,998		$ 15,926	$ 87,453		$ 44,167
Ratio of expenses to average daily net assets:
Before expense waiver	1.24%	*	1.25% *	0.99%	*	1.00% *
After expense waiver #	1.24%	*	N/A	0.99%	*	N/A
Net investment income to average daily net assets	0.18%	*	0.53% *	0.44%	*	0.72% *
Portfolio turnover rate	9%	**	11% **	9%	**	11% **

	Class Y			Class S
	Six months ended 6/30/01 (Unaudited)		Period ended 12/31/00†	Six months ended 6/30/01 (Unaudited)		Period ended 12/31/00†

Net asset value, beginning of period	$ 9.94		$ 10.00	$ 9.94		$ 10.00

Income (loss) from investment operations:
Net investment income	0.03	***	0.06 ***	0.03	***	0.06 ***
Net realized and unrealized gain (loss) on investments	(0.75)		(0.07)	(0.74)		(0.07)

Total income (loss) from investment operations	(0.72)		(0.01)	(0.71)		(0.01)

Less distributions to shareholders:
From net investment income	-		(0.04)	-		(0.04)
In excess of net realized gains	-		(0.01)	-		(0.01)

Total distributions	-		(0.05)	-		(0.05)

Net asset value, end of period	$ 9.22		$ 9.94	$ 9.23		$ 9.94

Total Return@	(7.24)%	**	(0.08)% **	(7.14)%	**	(0.08)% **

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$ 51,416		$ 10,076	$ 252,675		$ 225,913
Ratio of expenses to average daily net assets:
Before expense waiver	0.85%	*	0.84% *	0.75%	*	0.76% *
After expense waiver #	0.84%	*	N/A	0.75%	*	N/A
Net investment income to average daily net assets	0.59%	*	0.93% *	0.68%	*	0.91% *
Portfolio turnover rate	9%	**	11% **	9%	**	11% **

*	Annualized
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	For the period from May 1, 2000 (commencement of operations) through December 31, 2000.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 1, 2001 through June 30, 2001.
@
Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.
MassMutual Indexed Equity Fund – Portfolio Manager Report

What are the investment objectives and policies for the MassMutual Indexed Equity Fund?

The objective and policies of the Fund are to:
•	achieve long-term growth of capital through performance that closely tracks that of the S&P 500 Index
•	invest in a portfolio of equity securities mirroring the sector and stock weightings of the S&P 500 Index

How did the Fund perform during the first half of 2001?

For the six months ending June 30, 2001, the Fund’s Class S shares returned -6.92%, about in line with the -6.68% return of the S&P 500 Index, a market capitalization-weighted, unmanaged index of 500 common stocks.

What factors influenced performance during the period?

The economic downturn that began in 2000 continued in the first half of 2001. The year began on a positive note, as the Federal Reserve Board unexpectedly reduced short-term interest rates on January 3. Investors, heartened at the rate cut and the prospect of more to come, jumped back into growth stocks and propelled the S&P 500 Index higher throughout the rest of January. However, the advance was tentative and led by the stocks of companies with the shakiest balance sheets, which had the most to gain from lowered borrowing costs.

February and March saw the market take back what it had gained in January and more, as a spate of earnings disappointments sent share prices sharply lower. By this time, what had started in the fall of 2000 as a sharp inventory correction in technology and telecommunications companies broadened out to include virtually all industries. This broadening was reflected in the performance of the S&P 500 Index’s components, as the Index registered 328 declining issues and only 171 advancing issues during the first three months of the year. For the first quarter, the Index lost 11.85%, with value stocks holding up much better than growth stocks but still posting a negative return.

Looking inside the Index, the best performance was found in the transportation and consumer cyclicals sectors, which gained less than 1% each. Technology led the declining sectors with a 24.72% loss, followed by healthcare and capital goods, which lost 15.15% and 13.68%, respectively. The best-performing stocks were Advanced Micro Devices, Dillards, and Kmart, with gains of 92.1%, 85.7%, and 76.9%, respectively. Losers included Applied Micro Circuits -78.0%, Network Appliance -73.8%, and QLogic -70.8%. There were six changes in the S&P 500 during the first quarter, well off the pace in 2000, when there were 58 changes during the year.

What about the second quarter?

The Index rebounded in the second quarter, helped by bargain-hunting and continued easing by the Fed. A surprise rate cut on April 18 was particularly beneficial, and two more reductions followed in May and June. Overall, the Fed trimmed short-term rates a total of 275 basis points during the first half of the year. Lower interest rates contributed to the perception that the economy might recover late this year or early in 2002. In anticipation of this eventuality, stocks firmed.

The S&P 500 Index registered a 5.86% gain during the quarter. Mid-cap and small-cap stocks did particularly well, with both groups rising over 13%. Large-cap growth stocks outperformed large-cap value shares for the first time since the second quarter of 2000. Sector performance was much more balanced than in the first quarter. The best-performing sectors were capital goods and technology, up 12.05% and 11.89%, respectively. The worst performer was utilities, which fell 8.81%. Utilities were dragged down by the poor performance of many power companies, which declined in response to easing energy prices and the news of President Bush’s decision to impose price controls on electricity in California.

MassMutual Indexed Equity Fund – Portfolio Manager Report (Continued)

What is your outlook?

For the remainder of the year, investors will no doubt be looking for signs that the Fed’s stimulative monetary policy is having the desired effect of reviving the economy. As of mid-year, economic growth still looked weak, but movements in interest rates normally take some time to percolate through the economy. The tax rebates coming into consumers’ hands in the third quarter should be an additional positive influence on consumer spending, which accounts for approximately two-thirds of economy activity in the U.S. Finally, we could see one or two more reductions in interest rates from the Fed if the economy remains weak. While we do not anticipate a return to the speculative markets of the late 1990s any time soon, even a return to moderate economic growth in the 2% to 3% range should enable many of the stocks in the benchmark to improve on their recent performance.

MassMutual Indexed Equity Fund
Largest Stock Holdings (6/30/01)

General Electric Co.
Microsoft Corp.
Exxon Mobil Corp.
Citigroup, Inc.
Pfizer, Inc.
AOL Time Warner, Inc.
Wal-Mart Stores, Inc.
American International Group, Inc.
Intel Corp.
International Business Machines Corp.

MassMutual Indexed Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Indexed Equity Fund Class S, Class A, Class Y and the S&P 500 Index

MassMutual Indexed Equity Fund Total Return

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION
	Year-To-Date	One Year
	1/1/01 - 6/30/01	7/1/00 - 6/30/01

Class S	-6.92%	-15.12%
Class A	-7.15%	-15.52%
Class Y	-6.96%	-15.21%

S&P 500 Index	-6.68%	-14.82%

	Since Inception Average Annual
	3/1/98 - 6/30/01

Class S	5.64%
Class A	5.10%
Class Y	5.54%

S&P 500 Index	6.09%

Hypothetical Investments in MassMutual Indexed Equity Fund Class L and the S&P 500 Index

MassMutual Indexed Equity Fund Total Return

	Year-To-Date	One Year
	1/1/01 - 6/30/01	7/1/00 - 6/30/01

Class L	-6.96%	-15.31%

S&P 500 Index	-6.68%	-14.82%

	Since Inception Average Annual
	7/1/99 - 6/30/01

Class L	-4.98%

S&P 500 Index	4.42%

Hypothetical Investments in MassMutual Indexed Equity Fund Class Z and the S&P 500 Index

MassMutual Indexed Equity Fund Total Return

Since Inception
5/1/01 - 6/30/01

Class Z	-1.80%

S&P 500 Index	-1.77%

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Indexed Equity Fund – Portfolio of Investments

June 30, 2001 (Unaudited)

	Number of Shares	Market Value

EQUITIES — 98.6%

Advertising — 0.3%
Interpublic Group of Companies, Inc.	30,933	$ 907,884
Omnicom Group, Inc.	15,314	1,317,004
TMP Worldwide, Inc.*	7,918	468,033

		2,692,921

Aerospace & Defense — 1.2%
Boeing Co.	73,902	4,108,951
General Dynamics Corp.	17,454	1,358,096
Goodrich (B.F.) Co.	7,890	299,662
Honeywell International, Inc.	66,310	2,320,187
Lockheed Martin Corp.	37,407	1,385,929
Northrop Grumman Corp.	7,723	618,612
Raytheon Co.*	30,600	812,430
TRW, Inc.	8,818	361,538

		11,265,405

Air Transportation — 0.2%
AMR Corp.*	14,364	518,971
Delta Air Lines, Inc.	11,116	489,993
Southwest Airlines Co.	63,865	1,180,864
US Airways Group, Inc.*	4,718	114,647

		2,304,475

Apparel, Textiles & Shoes — 0.5%
Gap, Inc.	72,103	2,090,987
Liz Claiborne, Inc.	4,296	216,733
The Limited, Inc.	38,259	632,039
Nike, Inc. Cl. B	23,583	990,250
Nordstrom, Inc.	9,638	178,785
Reebok International Limited*	6,500	207,675
VF Corp.	8,502	309,303

		4,625,772

Automotive & Parts — 1.1%
Cooper Tire & Rubber Co.	5,230	74,266
Dana Corp.	14,069	328,370
Delphi Automotive Systems Corp.	40,294	641,883
Ford Motor Co.	157,714	3,871,879
General Motors Corp.	44,645	2,872,906
Genuine Parts Co.	12,512	394,128
Goodyear Tire & Rubber Co.	11,176	312,928
Harley-Davidson, Inc.	26,936	1,268,147

	Number of Shares	Market Value

Navistar International Corp.*	6,309	$ 177,472
Paccar, Inc.	7,535	387,450
Visteon Corp.	14,953	274,836

		10,604,265

Banking, Savings & Loans — 10.6%
Amsouth Bancorp.	27,794	513,911
Bank of America Corp.	134,327	8,063,650
Bank of New York Co., Inc.	63,003	3,024,144
Bank One Corp.	99,626	3,566,611
BB&T Corp.	35,816	1,314,447
Capital One Financial Corp.	15,646	938,760
Charter One Financial, Inc.	15,593	497,417
Citigroup, Inc.	422,641	22,332,350
Comerica, Inc.	14,776	851,098
Federal Home Loan Mortgage Corp.	59,628	4,173,960
Federal National Mortgage Association	84,379	7,184,872
Fifth Third Bancorp	48,888	2,935,724
First Union Corp.	85,632	2,991,982
Fleet Boston Financial Corp.	88,915	3,507,697
Golden West Financial Corp.	12,879	827,347
Huntington Bancshares, Inc.	17,321	283,198
J.P. Morgan Chase & Co.	164,826	7,351,240
KeyCorp.	32,868	856,211
Mellon Financial Corp.	39,968	1,838,528
National City Corp.	53,971	1,661,227
Northern Trust Corp.	19,593	1,224,562
PNC Financial Services Group	25,313	1,665,342
Providian Financial Corp.	23,004	1,361,837
Regions Financial Corp.	23,390	748,480
SouthTrust Corp.	31,594	821,444
State Street Corp.	26,168	1,295,054
SunTrust Banks, Inc.	25,634	1,660,571
Synovus Financial Corp.	20,099	630,707
U.S. Bancorp	166,634	3,797,589
Union Planters Corp.	9,639	420,260
Wachovia Corp.	19,458	1,384,437
Washington Mutual, Inc.	72,852	2,735,593

	Number of Shares	Market Value

Wells Fargo & Co.	145,546	$ 6,757,701
Zions Bancorp	7,700	454,300

		99,672,251

Beverages — 2.1%
Anheuser-Busch Companies, Inc.	76,196	3,139,275
Brown-Forman Corp. Cl. B	4,921	314,649
The Coca-Cola Co.	211,272	9,507,240
Coca-Cola Enterprises, Inc.	32,443	530,443
Coors (Adolph) Co. Cl. B	3,465	173,874
Pepsi Bottling Group, Inc.	11,891	476,829
PepsiCo, Inc.	123,545	5,460,689

		19,602,999

Broadcasting, Publishing & Printing — 4.3%
American Greetings Corp. Cl. A	4,514	49,654
AOL Time Warner, Inc.*	372,594	19,747,482
Clear Channel Communications, Inc.*	48,321	3,029,727
Comcast Corp. Cl. A*	77,986	3,384,592
Dow Jones & Co., Inc.	6,357	379,576
Gannett Co., Inc.	23,071	1,520,379
Harcourt General, Inc.	6,927	403,082
Knight Ridder, Inc.	6,337	375,784
The McGraw-Hill Companies, Inc.	17,644	1,167,151
Meredith Corp.	3,689	132,103
New York Times Co. Cl. A	13,900	583,800
Tribune Co.	26,695	1,068,067
Univision Communications, Inc. Cl. A*	17,500	748,650
Viacom, Inc. Cl. B*	150,118	7,768,607

		40,358,654

Building Materials & Construction — 1.4%
Centex Corp.	4,205	171,354
The Home Depot, Inc.	195,687	9,109,230
Louisiana-Pacific Corp.	7,484	87,787
Lowe’s Companies, Inc.	32,375	2,348,806
Masco Corp.	39,192	978,232
Vulcan Materials Co.	7,078	380,442

		13,075,851

Chemicals — 1.2%
Air Products and Chemicals, Inc.	19,905	910,654
Ashland, Inc.	8,125	325,812
Dow Chemical Co.	73,620	2,447,865

(Continued)

The accompanying notes are an integral part of the financial statements.
MassMutual Indexed Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value

E. I. du Pont de Nemours and Co.	89,850	$ 4,334,364
Eastman Chemical Co.	5,535	263,632
Engelhard Corp.	9,025	232,755
FMC Corp.*	2,254	154,534
Great Lakes Chemical Corp.	3,896	120,192
Hercules, Inc.	10,889	123,046
International Flavors & Fragrances, Inc.	7,382	185,510
PPG Industries, Inc.	15,408	809,999
Praxair, Inc.	14,378	675,766
Rohm & Haas Co.	18,784	617,994

		11,202,123

Commercial Services — 1.0%
Allied Waste Industries, Inc.*	13,034	243,475
Block (H & R), Inc.	6,974	450,172
Cendant Corp.*	74,174	1,446,393
Cintas Corp.	15,300	707,625
Concord EFS, Inc.*	18,923	984,185
Convergys Corp.*	13,071	395,398
Donnelley (R.R.) & Sons Co.	8,615	255,865
Ecolab, Inc.	9,229	378,112
Equifax, Inc.	10,049	368,597
Fluor Corp.	7,035	317,630
Moody’s Corp.	11,486	384,781
Paychex, Inc.	32,206	1,288,240
PerkinElmer, Inc.	8,774	241,548
Quintiles Transnational Corp.*	11,503	290,451
Robert Half International, Inc.*	13,900	345,971
Ryder System, Inc.	4,905	96,138
Waste Management, Inc.	51,097	1,574,810

		9,769,391

Communications — 2.5%
ADC Telecommunications, Inc.*	65,192	430,267
Andrew Corp.*	7,042	129,925
Avaya, Inc.*	20,637	282,727
Citizens Communications Co.*	21,400	257,442
Global Crossing Limited*	73,858	638,133
Lucent Technologies, Inc.	286,652	1,777,242
Network Appliance, Inc.*	26,238	359,461
Nextel Communications, Inc. Cl. A*	65,439	1,145,182
Nortel Networks Corp.	265,532	2,413,686
Qualcomm, Inc.*	63,109	3,690,614

	Number of Shares	Market Value

SBC Communications, Inc.	285,409	$ 11,433,485
Scientific-Atlanta, Inc.	13,881	563,569
Tellabs, Inc.*	36,023	694,523

		23,816,256

Computer Integrated Systems Design — 0.7%
Autodesk, Inc.	5,803	216,452
Broadvision, Inc.*	21,900	109,500
Cabletron Systems, Inc.*	14,322	327,258
Computer Sciences Corp.*	15,096	522,322
Parametric Technology Corp.*	24,388	341,188
Sapient Corp.*	8,808	85,878
Sun Microsystems, Inc.*	272,004	4,275,903
Teradyne, Inc.*	15,006	496,699
Unisys Corp.*	24,051	353,790

		6,728,990

Computer Programming Services — 0.0%
Mercury Interactive Corp.*	6,640	397,736

Computers & Information — 3.1%
Apple Computer, Inc.*	28,675	666,694
Cisco Systems, Inc.*	615,387	11,200,043
Compaq Computer Corp.	141,899	2,198,016
Comverse Technology, Inc.*	14,629	842,923
Dell Computer Corp.*	217,048	5,632,396
EMC Corp.*	183,933	5,343,254
Gateway, Inc.*	26,868	441,979
Jabil Circuit, Inc.*	15,800	487,588
Lexmark International Group, Inc.*	11,328	761,808
Palm, Inc.*	46,254	280,762
Solectron Corp.*	55,353	1,012,960
Symbol Technologies, Inc.	19,800	439,560

		29,307,983

Computers & Office Equipment — 2.7%
Electronic Data Systems Corp.	38,423	2,401,437
Hewlett-Packard Co.	164,734	4,711,392
International Business Machines Corp.	145,937	16,490,881
Pitney Bowes, Inc.	22,555	950,017
Xerox Corp.	57,477	550,055

		25,103,782

	Number of Shares	Market Value

Containers — 0.1%
Ball Corp.	2,252	$ 107,105
Bemis Co., Inc.	3,794	152,405
Pactiv Corp.*	12,098	162,113
Sealed Air Corp.*	6,748	251,363
Temple-Inland, Inc.	3,693	196,800

		869,786

Cosmetics & Personal Care — 1.7%
Alberto-Culver Co. Cl. B	3,998	168,076
Avon Products, Inc.	20,919	968,131
Colgate-Palmolive Co.	48,919	2,885,732
The Gillette Co.	88,444	2,563,992
Kimberly-Clark Corp.	46,481	2,598,288
The Procter & Gamble Co.	110,310	7,037,778

		16,221,997

Data Processing and Preparation — 0.7%
Automatic Data Processing, Inc.	55,008	2,733,898
Deluxe Corp.	5,128	148,199
First Data Corp.	32,428	2,083,499
Fiserv, Inc.*	11,201	716,640
IMS Health, Inc.	25,025	713,212
NCR Corp.*	6,868	322,796

		6,718,244

Electric Utilities — 2.6%
AES Corp.*	45,453	1,956,752
Allegheny Energy, Inc.	8,500	410,125
Ameren Corp.	9,842	420,253
American Electric Power Co.	28,408	1,311,597
Calpine Corp.*	24,179	913,966
Cinergy Corp.	11,381	397,766
CMS Energy Corp.	8,654	241,014
Consolidated Edison, Inc.	17,674	703,425
Constellation Energy Group, Inc.	13,164	560,786
Dominion Resources, Inc.	21,620	1,300,011
DTE Energy Co.	10,252	476,103
Duke Energy Corp.	61,898	2,414,641
Edison International	28,487	317,630
Entergy Corp.	16,406	629,826
Exelon Corp.	27,674	1,774,457
FirstEnergy Corp.	16,508	530,897
FPL Group, Inc.	15,615	940,179
GPU, Inc.	8,714	306,297
Mirant Corp.*	30,247	1,040,497
Niagara Mohawk Holdings, Inc.*	12,404	219,427

(Continued)

The accompanying notes are an integral part of the financial statements.
MassMutual Indexed Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value

NiSource, Inc.	20,385	$ 557,122
PG&E Corp.	33,081	370,507
Pinnacle West Capital Corp.	6,050	286,770
PPL Corp.	13,955	767,525
Progress Energy, Inc.	20,021	899,343
Public Service Enterprise Group, Inc.	20,082	982,010
Reliant Energy, Inc.	27,022	870,379
Southern Co.	56,846	1,321,669
TXU Corp.	24,466	1,179,017

		24,099,991

Electrical Equipment & Electronics — 9.1%
Advanced Micro Devices, Inc.*	27,542	795,413
Altera Corp.*	34,804	1,010,708
American Power Conversion Corp.*	18,542	292,036
Analog Devices, Inc.*	28,525	1,233,706
Applied Micro Circuits Corp.*	26,400	454,080
Broadcom Corp. Cl. A*	21,500	919,340
Conexant Systems, Inc.*	23,684	211,972
Emerson Electric Co.	37,254	2,253,867
General Electric Co.	837,575	40,831,781
Intel Corp.	567,932	16,612,011
Jds Uniphase Corp.*	108,076	1,377,969
Johnson Controls, Inc.	7,151	518,233
Kla-Tencor Corp.*	16,428	960,545
Linear Technology Corp.	27,549	1,218,217
LSI Logic Corp.*	32,242	606,150
Maxim Integrated Products, Inc.*	27,099	1,198,047
Micron Technology, Inc.*	48,480	1,992,528
Molex, Inc.	17,547	640,992
Motorola, Inc.	187,502	3,105,033
National Semiconductor Corp.*	14,612	425,501

Novellus Systems, Inc.*	12,731	722,993
Power-One, Inc.*	7,100	118,144
Qlogic Corp.*	7,700	496,265
Rockwell International Corp.	15,632	595,892
Sanmina Corp.*	26,924	630,291
Texas Instruments, Inc.	144,569	4,553,923
Thomas & Betts Corp.	4,102	90,531
Vitesse Semiconductor Corp.*	17,100	359,784
Xilinx, Inc.*	27,068	1,116,284

		85,342,236

	Number of Shares	Market Value

Energy — 7.5%
Amerada Hess Corp.	8,360	$ 675,488
Anadarko Petroleum Corp.	20,454	1,105,130
Apache Corp.	9,101	461,876
Burlington Resources, Inc.	16,380	654,381
Chevron Corp.	55,083	4,985,011
Conoco, Inc. Cl. B	54,603	1,578,027
Devon Energy Corp.	11,300	593,250
Dynegy, Inc.	25,736	1,196,724
El Paso Corp.	40,135	2,108,693
Enron Corp.	63,193	3,096,457
EOG Resources, Inc.	10,500	373,275
Exxon Mobil Corp.	289,549	25,292,105
Halliburton Co.	38,284	1,362,910
Kerr-McGee Corp.	8,766	580,923
KeySpan Corp.	11,100	404,928
Kinder Morgan, Inc.	9,600	482,400
Nabors Industries, Inc.*	11,669	434,087
Nicor, Inc.	3,282	127,932
Noble Drilling Corp.*	10,800	353,700
Occidental Petroleum Corp.	34,151	908,075
Oneok, Inc.	4,304	84,789
Peoples Energy Corp.	2,562	102,992
Phillips Petroleum Co.	23,148	1,319,436
Rowan Companies, Inc.*	9,866	218,039
Royal Dutch Petroleum Co. NY Shares	181,815	10,594,360
Schlumberger Limited	48,505	2,553,788
Sempra Energy	14,661	400,832
Sunoco, Inc.	8,256	302,417
Texaco, Inc.	44,875	2,988,675
Tosco Corp.	10,455	460,543
Transocean Sedco Forex, Inc.	27,672	1,141,470
Unocal Corp.	17,429	595,200
USX-Marathon Group	26,951	795,324

The Williams Companies, Inc.	41,580	1,370,061
Xcel Energy, Inc.	27,987	796,230

		70,499,528

Entertainment & Leisure — 0.6%
Brunswick Corp.	6,255	150,308
Harrah’s Entertainment Inc.*	8,616	304,145
The Walt Disney Co.	177,870	5,138,664

		5,593,117

Financial Services — 3.1%
American Express Co.	110,660	4,293,608
American General Corp.	43,878	2,038,133

	Number of Shares	Market Value

Bear Stearns Companies, Inc.	10,195	$ 601,199
Countrywide Credit Industries, Inc.	9,400	431,272
Franklin Resources, Inc.	21,030	962,543
Household International, Inc.	40,936	2,730,431
Lehman Brothers Holdings, Inc.	20,318	1,579,724
MBNA Corp.	74,064	2,440,409
Merrill Lynch & Co., Inc.	69,670	4,127,947
Morgan Stanley Dean Witter & Co.	93,399	5,999,018
Price (T. Rowe) Group, Inc.	12,113	452,905
Schwab (Charles) Corp.	118,805	1,817,717
Stillwell Financial, Inc.	20,394	684,423
USA Education, Inc.	14,377	1,049,521

		29,208,850

Foods — 1.8%
Archer-Daniels-Midland Co.	50,742	659,646
Campbell Soup Co.	31,746	817,459
ConAgra, Inc.	47,969	950,266
General Mills, Inc.	25,215	1,103,913
Heinz (H. J.) Co.	30,022	1,227,600
Hershey Foods Corp.	12,542	773,967
Kellogg Co.	30,516	884,964
The Kroger Co.*	67,475	1,686,875
Quaker Oats Co.	11,531	1,052,204
Ralston Purina Group	25,042	751,761
Safeway, Inc.*	41,477	1,990,896
Sara Lee Corp.	70,336	1,332,164
Starbucks Corp.*	33,648	773,904
SuperValu, Inc.	9,332	163,777

SYSCO Corp.	57,978	1,574,103
Wrigley (WM.) Jr. Co.	17,304	810,692

		16,554,191

Forest Products & Paper — 0.5%
Boise Cascade Corp.	4,101	144,232
Georgia-Pacific Group	18,172	615,122
International Paper Co.	42,151	1,504,791
Mead Corp.	7,282	197,633
Potlatch Corp.	2,151	74,016
Westvaco Corp.	7,178	174,354
Weyerhaeuser Co.	18,911	1,039,538
Willamette Industries, Inc.	9,796	484,902

		4,234,588

(Continued)

The accompanying notes are an integral part of the financial statements.
MassMutual Indexed Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value

Healthcare — 2.2%
Becton, Dickinson and Co.	20,246	$ 724,604
Bristol-Myers Squibb Co.	162,484	8,497,913
The Healthcare Co.	48,485	2,191,037
Healthsouth Corp.*	33,481	534,692
Humana, Inc.*	12,196	120,131
Manor Care, Inc.*	10,581	335,947
Schering-Plough Corp.	124,886	4,525,869
Tenet Healthcare Corp.*	28,652	1,478,157
UnitedHealth Group, Inc.	26,374	1,628,594
Wellpoint Health Networks, Inc.*	4,610	434,446

		20,471,390

Home Construction, Furnishings & Appliances — 0.1%
KB HOME	5,585	168,499
Leggett & Platt, Inc.	14,047	309,455
Maytag Corp.	5,838	170,820
Pulte Corp.	2,973	126,739
Whirlpool Corp.	6,729	420,562

		1,196,075

Household Products — 0.6%
The Clorox Co.	19,315	653,813
Corning, Inc.	74,661	1,247,585
Fortune Brands, Inc.	11,380	436,537
Snap-On, Inc.	4,103	99,128
Tupperware Corp.	4,102	96,110
Unilever NV NY Shares	48,810	2,907,612

		5,440,785

Industrial – Distribution — 0.0%
W.W. Grainger, Inc.	9,666	397,853

Industrial – Diversified — 1.1%
Illinois Tool Works, Inc.	26,233	1,660,549
McDermott International, Inc.*	4,606	53,660
Tyco International Limited	163,654	8,919,143

		10,633,352

Information Retrieval Services — 0.1%
Yahoo!, Inc.*	45,060	900,749

Insurance — 4.2%
Aetna, Inc.*	13,249	342,752
AFLAC, Inc.	45,038	1,418,247
Allstate Corp.	60,615	2,666,454
Ambac Financial Group, Inc.	8,100	471,420

	Number of Shares	Market Value

American International Group, Inc.	195,803	$ 16,839,058
Aon Corp.	18,152	635,320
Chubb Corp.	14,709	1,138,918
Cigna Corp.	13,288	1,273,256
Cincinnati Financial Corp.	11,484	453,618
Conseco, Inc.*	29,075	396,874
The Hartford Financial Services Group, Inc.	20,334	1,390,846
Jefferson-Pilot Corp.	14,673	708,999
John Hancock Financial Services, Inc.	24,879	1,001,629
Lincoln National Corp.	17,639	912,818
Loews Corp.	16,548	1,066,188
Marsh & McLennan Companies, Inc.	23,476	2,371,076
MBIA, Inc.	10,611	590,820
Metlife, Inc.	63,300	1,961,034
MGIC Investment Corp.	9,287	674,608
Progressive Corp.	6,329	855,618
Safeco Corp.	12,625	372,437
St. Paul Companies, Inc.	20,275	1,027,740
Torchmark Corp.	9,126	366,956
UnumProvident Corp.	17,125	550,055

		39,486,741

Lodging — 0.2%
Hilton Hotels Corp.	26,151	303,352
Marriott International, Inc. Cl. A	21,723	1,028,367
Starwood Hotels & Resorts Worldwide, Inc.	17,827	664,591

		1,996,310

Machinery & Components — 1.3%
Applied Materials, Inc.*	67,426	3,310,617
Baker Hughes, Inc.	25,183	843,630
Black & Decker Corp.	8,050	317,653
Caterpillar, Inc.	28,816	1,442,241
Cummins, Inc.	2,973	115,055
Danaher Corp.	13,050	730,800
Deere & Co.	20,113	761,277
Dover Corp.	17,459	657,331
Ingersoll-Rand Co.	14,886	613,303
Pall Corp.	8,718	205,135
Parker-Hannifin Corp.	7,898	335,191
The Stanley Works	6,255	261,959
Timken Co.	4,308	72,978
United Technologies Corp.	40,731	2,983,953

		12,651,123

	Number of Shares	Market Value

Manufacturing — 0.0%
Millipore Corp.	4,281	$ 265,336

Manufacturing – Diversified — 0.2%
Cooper Industries, Inc.	6,665	263,867
Eaton Corp.	5,128	359,473
ITT Industries, Inc.	6,255	276,784
National Service Industries, Inc.	2,972	67,078
Textron, Inc.	13,055	718,547

		1,685,749

Medical Supplies — 1.5%
Agilent Technologies, Inc.*	37,205	1,209,162
Allergan, Inc.	10,929	934,429
Applera Corp.-Applied Biosystems Group	18,668	499,369
Bard (C.R.), Inc.	3,589	204,394
Bausch & Lomb, Inc.	5,194	188,231
Baxter International, Inc.	48,626	2,382,674
Biomet, Inc.	16,063	771,988
Boston Scientific Corp.*	35,520	603,840
Guidant Corp.*	23,841	858,276
Medtronic, Inc.	102,714	4,725,871
St. Jude Medical, Inc.*	7,848	470,880
Stryker Corp.	16,301	894,110
Tektronix, Inc.*	8,170	221,815
Thermo Electron Corp.*	16,375	360,577

		14,325,616

Metals & Mining — 0.7%
Alcan Aluminum Limited	28,428	1,194,545
Alcoa, Inc.	74,566	2,937,900
Allegheny Technologies, Inc.	5,947	107,581
Barrick Gold Corp.	37,699	571,140
Crane Co.	4,707	145,917
Freeport-McMoran Copper & Gold, Inc. Cl. B*	11,383	125,782
Homestake Mining Co.	18,360	142,290
Inco Limited*	13,721	236,824
Newmont Mining Corp.	17,397	323,758
Nucor Corp.	6,150	300,673
Phelps Dodge Corp.	5,739	238,168
Placer Dome, Inc.	23,178	227,144
USX-U.S. Steel Group, Inc.	6,256	126,058
Worthington Industries, Inc.	6,352	86,387

		6,764,167

(Continued)

The accompanying notes are an integral part of the financial statements.
MassMutual Indexed Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value

Miscellaneous — 0.4%
Avery-Dennison Corp.	7,998	$ 408,298
Minnesota Mining & Manufacturing Co.	32,799	3,742,366

		4,150,664

Pharmaceuticals — 9.0%
Abbott Laboratories	132,037	6,339,096
American Home Products Corp.	111,704	6,527,982
Amgen, Inc.*	88,614	5,377,098
Biogen, Inc.*	11,462	623,074
Cardinal Health, Inc.	37,379	2,579,151
Chiron Corp.*	17,400	887,400
Eli Lilly & Co.	95,995	7,103,630
Forest Laboratories, Inc. Cl. A*	13,600	965,600
Johnson & Johnson	251,300	12,565,000
King Pharmaceuticals, Inc.*	14,961	804,154
McKesson HBOC, Inc.	22,898	849,974
Medimmune, Inc.*	16,769	791,497
Merck & Co., Inc.	192,162	12,281,073
Pfizer, Inc.	535,143	21,432,477
Pharmacia Corp.	108,842	5,001,290
Sigma-Aldrich Corp.	7,951	307,068
Watson Pharmaceutical, Inc.*	8,671	534,480

		84,970,044

Photography Equipment/Supplies — 0.1%
Eastman Kodak Co.	26,647	1,243,882

Prepackaged Software — 5.5%
Adobe Systems, Inc.	20,022	941,034
BMC Software, Inc.*	19,631	442,483
Citrix Systems, Inc.*	16,227	566,322
Computer Associates International, Inc.	48,939	1,761,804
Compuware Corp.*	33,337	466,385
Intuit, Inc.*	17,400	695,826
Microsoft Corp.*	453,495	32,923,737
Novell, Inc.*	31,182	177,426
Oracle Corp.*	467,728	8,886,832
Peoplesoft, Inc.*	25,087	1,235,033
Siebel Systems, Inc.*	38,362	1,799,178
Veritas Software Corp.*	32,790	2,181,519

		52,077,579

Restaurants — 0.4%
Darden Restaurants, Inc.	9,019	251,630
McDonald’s Corp.	110,960	3,002,578
Tricon Global Restaurants, Inc.*	10,760	472,364

	Number of Shares	Market Value

Wendy’s International, Inc.	8,501	$ 217,116

		3,943,688

Retail — 4.2%
AutoZone, Inc.*	9,736	365,100
Bed Bath & Beyond, Inc.*	25,396	761,880
Best Buy Co., Inc.*	17,161	1,090,067
Big Lots, Inc.*	7,996	109,385
Circuit City Stores- Circuit City Group	16,959	305,262
Costco Wholesale Corp.*	37,089	1,523,616
CVS Corp.	31,489	1,215,475
Dillards, Inc. Cl. A	7,565	115,518
Dollar General Corp.	27,731	540,755
Federated Department Stores, Inc.*	14,978	636,565
K Mart Corp.*	43,550	499,518
Kohls Corp.*	28,376	1,780,026
The May Department Stores Co.	26,387	904,019
Newell Rubbermaid, Inc.	21,571	541,432
Office Depot, Inc.*	23,359	242,466
J.C. Penney Co., Inc.	24,861	655,336
RadioShack Corp.	17,030	519,415
Sears, Roebuck and Co.	27,023	1,143,343
Sherwin-Williams Co.	11,789	261,716
Staples, Inc.*	39,356	629,302
Target Corp.	75,710	2,619,566
Tiffany & Co.	10,156	367,850
TJX Companies, Inc.	22,930	730,779
Toys R Us, Inc.*	18,682	462,380
Walgreen Co.	86,980	2,970,367
Wal-Mart Stores, Inc.	377,873	18,440,202

		39,431,340

Retail – Grocery — 0.2%
Albertson’s, Inc.	35,248	1,057,088
Winn-Dixie Stores, Inc.	12,955	338,514

		1,395,602

Telephone Utilities — 4.1%
Alltel Corp.	26,457	1,620,756
AT&T Corp.	288,069	6,337,518
BellSouth Corp.	157,723	6,351,505
CenturyTel, Inc.	10,248	310,514
Qwest Communications International, Inc.	141,021	4,494,339
Sprint Corp. (FON Group)	75,748	1,617,977

	Number of Shares	Market Value

Sprint Corp. (PCS Group)*	79,217	$ 1,913,091
Verizon Communications, Inc.	226,783	12,132,891
Worldcom, Inc.*	244,957	3,664,557

		38,443,148

Tobacco — 1.0%
Philip Morris Companies, Inc.	182,739	9,274,004
UST, Inc.	16,187	467,157

		9,741,161

Toys, Games — 0.1%
Hasbro, Inc.	12,204	176,348
Mattel, Inc.	36,652	693,456

		869,804

Transportation — 0.7%
Burlington Northern Santa Fe Corp.	33,756	1,018,419
Carnival Corp.	50,268	1,543,228
CSX Corp.	19,786	717,045
FedEx Corp.*	25,712	1,033,622
Norfolk Southern Corp.	32,377	670,204
Union Pacific Corp.	19,938	1,094,796

		6,077,314

Travel — 0.1%
Sabre Holdings Corp.*	12,028	601,399

TOTAL EQUITIES
(Cost $973,406,656)		929,032,253

RIGHTS — 0.0%
Electric Utilities — 0.0%
Progress Energy, Inc.	6,774	0

TOTAL RIGHTS
(Cost $0)		0

		Principal Amount

SHORT-TERM INVESTMENTS — 7.3%
Cash Equivalents — 5.9%
AT&T**
3.980%	07/19/2001	$ 5,392,715	5,392,715
Banc One Bank Note**
4.060%	07/02/2001	986,632	986,632
First Union II**
4.000%	03/12/2002	4,014,096	4,014,096
Fleet National Bank Note**
4.210%	10/31/2001	1,975,345	1,975,345
GMAC Bank Note**
4.110%	03/08/2002	2,463,414	2,463,414

(Continued)

The accompanying notes are an integral part of the financial statements.
MassMutual Indexed Equity Fund – Portfolio of Investments (Continued)

		Principal Amount	Market Value

Goldman Sachs Bank Note**
3.840%	03/21/2002	$ 1,524,329	$ 1,524,329
Merrill Lynch Bank Note**
3.940%	04/05/2002	4,302,120	4,302,120
Merrimac Money Market Fund**
4.120%	07/02/2001	20,196,326	20,196,326
Morgan Stanley Dean Witter & Co.**
3.960%	07/16/2001	986,624	986,624
Morgan Stanley Dean Witter & Co.**
3.980%	09/14/2001	1,973,246	1,973,246
Provident Institutional Money Market Fund**
4.000%	07/02/2001	6,577,485	6,577,485
Royal Bank of Canada Eurodollar Time Deposit**
4.000%	07/02/2001	4,933,113	4,933,113

			55,325,445

Repurchase Agreement — 1.3%
Investors Bank & Trust Company Repurchase Agreement,
dated 06/29/2001, 3.08%, due 07/02/2001 (a)		12,154,348	12,154,348

U.S. Treasury Bills — 0.1%
U.S. Treasury Bill***
3.690%	07/19/2001	375,000	374,270
U.S. Treasury Bill***
3.700%	07/19/2001	700,000	698,633
U.S. Treasury Bill***
3.740%	07/19/2001	15,000	14,970

			1,087,873

TOTAL SHORT-TERM INVESTMENTS
(At Amortized Cost)			68,567,666

TOTAL INVESTMENTS — 105.9%
(Cost $1,041,974,322)****			997,599,919

Other Assets/ (Liabilities) — (5.9%)			(55,719,823)

NET ASSETS — 100.0%			$ 941,880,096

Notes to Portfolio of Investments

*	Non-income producing security.

**	Represents investment of security lending collateral. (Note 2).

***	This security is held as collateral for open futures contracts. (Note 2).

****	Aggregate cost for Federal tax purposes. (Note 7).

(a)
Maturity value of $12,157,467. Collateralized by U.S. Government Agency obligations with rates of 7.375-7.500%, maturity dates of 02/01/2023-05/20/2023, and aggregate market value, including accrued interest, of $12,762,152.

The accompanying notes are an integral part of the financial statements.

MassMutual Indexed Equity Fund – Financial Statements

Statement of Assets and Liabilities

June 30, 2001 (Unaudited)
Assets:
Investments, at value (cost $973,406,656) (Note 2)	$929,032,253
Short-term investments, at amortized cost (Note 2)	68,567,666

Total Investments	997,599,919
Receivables from:
Investments sold	64,402
Interest and dividends	819,373
Foreign taxes withheld	4,591
Variation margin on open futures contracts (Note 2)	41,125

Total assets	998,529,410

Liabilities:
Payables for:
Investments purchased	923,786
Securities on loan (Note 2)	55,325,445
Directors’ fees and expenses (Note 3)	5,391
Affiliates (Note 3):
Investment management fees	75,506
Administration fees	243,049
Service fees	32,024
Accrued expenses and other liabilities	44,113

Total liabilities	56,649,314

Net assets	$941,880,096

Net assets consist of:
Paid-in capital	$986,179,990
Undistributed net investment income	3,934,181
Distribution in excess of net realized gains on investments and futures contracts	(3,582,887)
Net unrealized depreciation on investments and futures contracts	(44,651,188)

$941,880,096

Net assets:
Class A	$ 52,832,403

Class L	$ 39,294,199

Class Y	$151,370,471

Class S	$698,281,857

Class Z	$ 101,166

Shares outstanding:
Class A	4,674,169

Class L	3,468,122

Class Y	13,329,012

Class S	61,048,787

Class Z	8,834

Net asset value, offering price and redemption price per share:
Class A	$ 11.30

Class L	$ 11.33

Class Y	$ 11.36

Class S	$ 11.44

Class Z	$ 11.45

The accompanying notes are an integral part of the financial statements.

MassMutual Indexed Equity Fund – Financial Statements (Continued)

Statement of Operations

Six months ended June 30, 2001 (Unaudited)
Investment income: (Note 2)
Dividends (net of withholding tax of $31,561)	$ 5,604,300
Interest (including securities lending income of $36,699)	304,732

Total investment income	5,909,032

Expenses: (Note 2)
Investment management fees (Note 3)	462,922
Custody fees	46,344
Audit and legal fees	23,262
Shareholder reporting fees	9,451
Directors’ fees (Note 3)	7,117
Other expenses	1,500

550,596
Administration fees (Note 3):
Class A	115,571
Class L	79,645
Class Y	226,936
Class S	1,059,076
Class Z	14
Service fees (Note 3):
Class A	60,231

Total expenses	2,092,069

Net investment income	3,816,963

Realized and unrealized gain (loss):
Net realized loss on:
Investment transactions	(948,389)
Closed futures contracts	(464,534)

Net realized loss	(1,412,923)

Net change in unrealized appreciation (depreciation) on:
Investments	(68,808,375)
Open futures contracts	143,659

Net unrealized loss	(68,664,716)

Net realized and unrealized loss	(70,077,639)

Net decrease in net assets resulting from operations	$(66,260,676)

The accompanying notes are an integral part of the financial statements.

MassMutual Indexed Equity Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	Six months ended June 30, 2001 (Unaudited)	Year ended December 31, 2000
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$ 3,816,963	$ 7,378,800
Net realized gain (loss) on investment transactions and futures contracts	(1,412,923)	8,763,028
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(68,664,716)	(113,116,265)

Net decrease in net assets resulting from operations	(66,260,676)	(96,974,437)

Distributions to shareholders (Note 2):
From net investment income:
Class A	-	(311,954)
Class L	-	(254,177)
Class Y	-	(1,030,635)
Class S	-	(5,748,995)
Class Z	- *	-

Total distributions from net investment income	-	(7,345,761)

From net realized gains:
Class A	-	(438,123)
Class L	-	(307,455)
Class Y	-	(1,233,468)
Class S	-	(9,323,587)
Class Z	- *	-

Total distributions from net realized gains	-	(11,302,633)

In excess of net realized gains:
Class A	-	(99,119)
Class L	-	(69,557)
Class Y	-	(279,055)
Class S	-	(2,109,328)
Class Z	- *	-

Total distributions in excess of net realized gains	-	(2,557,059)

Net fund share transactions (Note 5):
Class A	14,626,985	44,161,643
Class L	12,895,202	29,601,615
Class Y	43,530,730	80,841,656
Class S	(10,122,460)	47,171,712
Class Z	103,000 *	-

Increase in net assets from net fund share transactions	61,033,457	201,776,626

Total increase (decrease) in net assets	(5,227,219)	83,596,736
Net assets:
Beginning of period	947,107,315	863,510,579

End of period (including undistributed net investment income of $3,934,181 and $117,218, respectively)	$941,880,096	$947,107,315

* For the period from May 1, 2001 (commencement of operations) through June 30, 2001.

The accompanying notes are an integral part of the financial statements.

MassMutual Indexed Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Six months ended 6/30/01 (Unaudited)		Year ended 12/31/00	Period ended 12/31/99††		Year ended 2/28/99
Net asset value, beginning of period	$ 12.17		$ 13.81	$11.81		$10.00

Income (loss) from investment operations:
Net investment income	0.02	***	0.05 ***	0.07	***	0.06 ***
Net realized and unrealized gain (loss) on investments	(0.89)		(1.40)	2.18		1.78

Total income (loss) from investment operations	(0.87)		(1.35)	2.25		1.84

Less distributions to shareholders:
From net investment income	-		(0.10)	(0.10)		(0.03)
From net realized gains	-		(0.15)	(0.15)		-
In excess of net realized gains	-		(0.04)	-		-

Total distributions	-		(0.29)	(0.25)		(0.03)

Net asset value, end of period	$ 11.30		$ 12.17	$13.81		$11.81

Total Return@	(7.15)%	**	(9.88)%	19.14%	**	18.40%

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$52,832		$41,829	$2,066		$ 118
Net expenses to average daily net assets	0.85%	*	0.84%	0.85%	*	1.09%
Net investment income to average daily net assets	0.43%	*	0.41%	0.59%	*	0.57%
Portfolio turnover rate	1%	**	10%	N/A		N/A

	Class L
	Six months ended 6/30/01 (Unaudited)		Year ended 12/31/00	Period ended 12/31/99†
Net asset value, beginning of period	$ 12.18		$ 13.80	$13.11

Income (loss) from investment operations:
Net investment income	0.04	***	0.09 ***	0.06	***
Net realized and unrealized gain (loss) on investments	(0.89)		(1.41)	0.90

Total income (loss) from investment operations	(0.85)		(1.32)	0.96

Less distributions to shareholders:
From net investment income	-		(0.11)	(0.12)
From net realized gains	-		(0.15)	(0.15)
In excess of net realized gains	-		(0.04)	-

Total distributions	-		(0.30)	(0.27)

Net asset value, end of period	$ 11.33		$ 12.18	$13.80

Total Return@	(6.98)%	**	(9.61)%	7.38%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$39,294		$28,623	$1,772
Net expenses to average daily net assets	0.60%	*	0.59%	0.60%	*
Net investment income to average daily net assets	0.68%	*	0.64%	0.90%	*
Portfolio turnover rate	1%	**	10%	N/A

*	Annualized
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	For the period from July 1, 1999 (commencement of operations) through December 31, 1999.
††	For the period from March 1, 1999 through December 31, 1999.
@
Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Indexed Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Six months ended 6/30/01 (Unaudited)		Year ended 12/31/00	Period ended 12/31/99††		Year ended 2/28/99
Net asset value, beginning of period	$ 12.21		$ 13.81	$ 11.79		$ 10.00

Income (loss) from investment operations:
Net investment income	0.05	***	0.11 ***	0.11	***	0.12 ***
Net realized and unrealized gain (loss) on investments	(0.90)		(1.41)	2.18		1.78

Total income (loss) from investment operations	(0.85)		(1.30)	2.29		1.90

Less distributions to shareholders:
From net investment income	-		(0.11)	(0.12)		(0.11)
From net realized gains	-		(0.15)	(0.15)		-
In excess of net realized gains	-		(0.04)	-		-

Total distributions	-		(0.30)	(0.27)		(0.11)

Net asset value, end of period	$ 11.36		$ 12.21	$ 13.81		$ 11.79

Total Return@	(6.96)%	**	(9.46)%	19.46%	**	18.98%

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$151,370		$115,648	$ 46,253		$ 859
Net expenses to average daily net assets	0.45%	*	0.44%	0.44%	*	0.52%
Net investment income to average daily net assets	0.83%	*	0.80%	1.01%	*	1.09%
Portfolio turnover rate	1%	**	10%	N/A		N/A

	Class S						Class Z
	Six months ended 6/30/01 (Unaudited)		Year ended 12/31/00	Period ended 12/31/99††		Year ended 2/28/99	Period ended 6/30/01† (Unaudited)
Net asset value, beginning of period	$ 12.29		$ 13.88	$ 11.82		$ 10.00	$ 11.66

Income (loss) from investment operations:
Net investment income	0.05	***	0.11 ***	0.12	***	0.13 ***	0.02	***
Net realized and unrealized gain (loss) on investments	(0.90)		(1.42)	2.19		1.78	(0.23)

Total income (loss) from investment operations	(0.85)		(1.31)	2.31		1.91	(0.21)

Less distributions to shareholders:
From net investment income	-		(0.09)	(0.10)		(0.09)	-
From net realized gains	-		(0.15)	(0.15)		-	-
In excess of net realized gains	-		(0.04)	-		-	-

Total distributions	-		(0.28)	(0.25)		(0.09)	-

Net asset value, end of period	$ 11.44		$ 12.29	$ 13.88		$ 11.82	$ 11.45

Total Return@	(6.92)%	**	(9.47)%	19.61%	**	19.13%	(1.80)%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$698,282		$761,008	$813,419		$426,687	$ 101
Net expenses to average daily net assets	0.42%	*	0.42%	0.42%	*	0.43%	0.21%	*
Net investment income to average daily net assets	0.86%	*	0.83%	1.06%	*	1.23%	1.18%	*
Portfolio turnover rate	1%	**	10%	N/A		N/A	1%	**

*	Annualized
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	For the period May 1, 2001 (commencement of operations) through June 30, 2001.
††	For the period from March 1, 1999 through December 31, 1999.
@
Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.
MassMutual Blue Chip Growth Fund – Portfolio Manager Report

What are the investment objectives and policies for the MassMutual Blue Chip Growth Fund?

The objectives and policies of the Fund are to:
•	seek long-term growth of capital
•	invest primarily in a diversified portfolio of equity securities of larger, well-established companies (generally companies with a market capitalization of at least $200 million)
•	utilize a growth-oriented strategy in making investment decisions
•	utilize fundamental analysis to identify companies which
–	are of high investment quality or possess a unique product, market position or operating characteristics
–	offer above-average levels of profitability or superior growth potential

How did the Fund perform during the first half of 2001?

The Fund’s inception date was June 1, 2001. From that date through June 30, 2001, the Fund’s Class S shares returned -2.38%, slightly ahead of the -2.42% return of the S&P 500 Index, a market capitalization-weighted, unmanaged index of 500 common stocks.

What factors contributed to the Fund’s performance?

In June, large-capitalization growth stocks generally lost ground, as reflected in the negative return of the benchmark and also the -2.32% return of the Russell 1000® Growth Index, another measure of large-cap growth activity. Value styles slightly outperformed growth for the month, while small-caps had significantly better results than large-caps. The Federal Reserve Board lowered interest rates for the sixth time in as many months on June 27, bringing the federal funds target rate down to 3.75%. Short-term rates declined 275 basis points since the beginning of the year as a result of the Fed’s actions.

Offsetting the positive influence of lower interest rates was more unsettling news on the economy and corporate earnings. Industrial production for May fell again, marking that indicator’s eighth consecutive monthly decline. Lower production of computers, semiconductors, and electronic components accounted for much of the decline, as companies struggled to keep inventories manageable in the face of weak demand. Investors also had to contend with earnings warnings from technology and telecommunications companies such as Juniper Networks and Nokia. Particularly damaging to the telecommunications sector was the preannouncement of a much larger-than-expected second-quarter loss by Canadian firm Nortel Networks.

The Fund was helped by stock selection in the technology and finance sectors. We benefited from an overweighting in a human resources management information technology solutions provider that performed well on the heels of strong first-quarter results and the anticipation of a successful new product launch. Additionally, we overweighted Microsoft and other large-cap technology bellwethers that did well as technology rebounded. Overweighting technology, the top-performing sector in the Index, also helped, as did underweighting utilities. The electric utilities subsector was especially weak due to deregulation turmoil in California.

What is your outlook?

Looking ahead to the second half of the year, we are likely to see an ongoing tug of war between the positive effects of lower interest rates and the negative influence of earnings shortfalls and lackluster economic data. At some point, companies should begin to get a better handle on what to expect for future earnings, and when that happens, we could see more companies meeting or beating their earnings estimates, which should help the stock market. In addition, once we reach the first quarter of 2002, year-over-year earnings comparisons should be a lot easier. However, we anticipate that there will be more volatility, and investors will continue to flock to companies with visible and improving fundamentals. Strong stock selection will be important, and that is where we feel we can add value for our shareholders. We look forward to the opportunity to apply our disciplined selection methods over a full six-month period.

MassMutual Blue Chip Growth Fund – Portfolio Manager Report (Continued)

MassMutual Blue Chip Growth Fund
Largest Stock Holdings (6/30/01)

General Electric Co.
Microsoft Corp.
Pfizer, Inc.
Intel Corp.
AOL Time Warner, Inc.
International Business Machines Corp.
Philip Morris Companies, Inc.
Citigroup, Inc.
Wal-Mart Stores, Inc.
American International Group, Inc.

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Blue Chip Growth Fund Class S, Class A, Class Y, Class L and the S&P 500 Index

MassMutual Blue Chip Growth Fund
Total Return
Since Inception 6/1/01 - 6/30/01

Class S	-2.38%
Class A	-2.48%
Class Y	-2.38%
Class L	-2.38%

S&P 500 Index	-2.42%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Blue Chip Growth Fund – Portfolio of Investments

June 30, 2001 (Unaudited)

	Number of Shares	Market Value

EQUITIES — 97.0%

Advertising — 0.9%
Omnicom Group, Inc.	53,500	$ 4,601,000

Aerospace & Defense — 0.4%
Boeing Co.	7,600	422,560
General Dynamics Corp.	17,700	1,377,237

		1,799,797

Apparel, Textiles & Shoes — 0.5%
Gap, Inc.	78,200	2,267,800

Banking, Savings & Loans — 6.2%
Bank of New York Co., Inc.	15,900	763,200
Bank One Corp.	74,300	2,659,940
Citigroup, Inc.	176,400	9,320,976
Federal Home Loan Mortgage Corp.	105,700	7,399,000
Federal National Mortgage Association	81,000	6,897,150
Mellon Financial Corp.	24,000	1,104,000
Northern Trust Corp.	13,200	825,000
State Street Corp.	14,000	692,860
U.S. Bancorp	43,600	993,644

		30,655,770

Beverages — 2.1%
Anheuser-Busch Companies, Inc.	12,000	494,400
The Coca-Cola Co.	139,500	6,277,500
PepsiCo, Inc.	76,800	3,394,560

		10,166,460

Broadcasting, Publishing & Printing — 6.3%
AOL Time Warner, Inc.*	303,800	16,101,400
Clear Channel Communications, Inc.*	47,700	2,990,790
Comcast Corp. Cl. A*	42,500	1,844,500
Cox Communications, Inc. Cl. A*	36,500	1,616,950
The McGraw-Hill Companies, Inc.	36,700	2,427,705
New York Times Co. Cl. A	32,000	1,344,000
Viacom, Inc. Cl. B*	98,000	5,071,500

		31,396,845

Building Materials & Construction — 2.0%
The Home Depot, Inc.	150,200	6,991,810
Lowe’s Companies, Inc.	28,500	2,067,675
Masco Corp.	39,400	983,424

		10,042,909

	Number of Shares	Market Value

Chemicals — 0.2%
Praxair, Inc.	20,400	$ 958,800

Commercial Services — 0.5%
Cintas Corp.	21,200	980,500
Ecolab, Inc.	30,400	1,245,488
Moody’s Corp.	10,500	351,750

		2,577,738

Communications — 1.9%
Ciena Corp.*	47,500	1,805,000
Echostar Communications Corp.*	21,200	687,304
Lucent Technologies, Inc.	39,300	243,660
Openwave Systems, Inc.*	14,600	506,620
Qualcomm, Inc.*	57,400	3,356,752
SBC Communications, Inc.	48,300	1,934,898
Scientific-Atlanta, Inc.	23,300	945,980
Tellium, Inc.*	700	12,740

		9,492,954

Computer Integrated Systems Design — 1.3%
Computer Sciences Corp.*	39,800	1,377,080
Sun Microsystems, Inc.*	219,100	3,444,252
Teradyne, Inc.*	44,500	1,472,950

		6,294,282

Computer Programming Services — 0.3%
VeriSign, Inc.*	26,300	1,578,263

Computers & Information — 4.2%
CDW Computer Centers, Inc.*	12,400	492,404
Cisco Systems, Inc.*	386,500	7,034,300
Compaq Computer Corp.	29,200	452,308
Comverse Technology, Inc.*	29,800	1,717,076
Dell Computer Corp.*	168,400	4,369,980
EMC Corp.*	127,200	3,695,160
Lexmark International Group, Inc.*	38,300	2,575,675
Symbol Technologies, Inc.	20,200	448,440

		20,785,343

Computers & Office Equipment — 2.6%
Electronic Data Systems Corp.	22,200	1,387,500
Hewlett-Packard Co.	38,900	1,112,540
International Business Machines Corp.	92,200	10,418,600

		12,918,640

	Number of Shares	Market Value

Cosmetics & Personal Care — 3.5%
Avon Products, Inc.	50,200	$ 2,323,256
Colgate-Palmolive Co.	51,600	3,043,884
Estee Lauder Companies, Inc. Cl. A	43,500	1,874,850
The Gillette Co.	135,000	3,913,650
Kimberly-Clark Corp.	46,900	2,621,710
The Procter & Gamble Co.	59,400	3,789,720

		17,567,070

Data Processing and Preparation — 0.6%
Automatic Data Processing, Inc.	44,100	2,191,770
The BISYS Group, Inc.*	8,700	513,300

		2,705,070

Electric Utilities — 0.3%
AES Corp.*	38,000	1,635,900

Electrical Equipment & Electronics — 15.0%
Altera Corp.*	50,500	1,464,500
Analog Devices, Inc.*	33,100	1,431,575
Applied Micro Circuits Corp.*	28,300	486,760
Finisar Corp.*	47,700	891,036
Flextronics International Limited*	57,900	1,511,769
General Electric Co.	581,800	28,362,750
General Motors Cl. H*	57,800	1,170,450
Integrated Device Technology, Inc.*	36,900	1,169,361
Intel Corp.	551,500	16,131,375
International Rectifier Corp.*	23,000	784,300
Jds Uniphase Corp.*	37,800	481,950
Kla-Tencor Corp.*	53,800	3,145,686
Linear Technology Corp.	43,700	1,932,414
LSI Logic Corp.*	31,200	586,560
Micron Technology, Inc.*	78,400	3,222,240
Motorola, Inc.	30,000	496,800
Novellus Systems, Inc.*	33,100	1,879,749
PMC-Sierra, Inc.*	15,200	472,264
Ricoh Co. Limited	37,000	798,057
Sanmina Corp.*	44,200	1,034,722
Sony Corp.	10,500	690,371
Sony Corp.†	27,600	1,816,080
Texas Instruments, Inc.	83,900	2,642,850
Vitesse Semiconductor Corp.*	25,100	528,104
Xilinx, Inc.*	31,600	1,303,184

		74,434,907

(Continued)

The accompanying notes are an integral part of the financial statements.
MassMutual Blue Chip Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value

Energy — 3.5%
Chevron Corp.	48,600	$ 4,398,300
Enron Corp.	25,000	1,225,000
Exxon Mobil Corp.	59,400	5,188,590
Noble Drilling Corp.*	26,500	867,875
Phillips Petroleum Co.	20,300	1,157,100
Schlumberger Limited	21,400	1,126,710
TotalFinaElf SA	16,100	2,254,354
Transocean Sedco Forex, Inc.	26,700	1,101,375

		17,319,304

Entertainment & Leisure — 0.6%
AT&T-Liberty Media Group*	63,400	1,108,866
The Walt Disney Co.	61,800	1,785,402

		2,894,268

Financial Services — 1.7%
American Express Co.	64,600	2,506,480
Merrill Lynch & Co., Inc.	40,800	2,417,400
Morgan Stanley Dean Witter & Co.	33,200	2,132,436
Nomura Securities Co. Limited	32,000	613,235
Schwab (Charles) Corp.	44,500	680,850

		8,350,401

Foods — 0.8%
Hershey Foods Corp.	17,600	1,086,096
Quaker Oats Co.	18,500	1,688,125
Wrigley (WM.) Jr. Co.	27,600	1,293,060

		4,067,281

Healthcare — 3.9%
Bristol-Myers Squibb Co.	151,900	7,944,370
Elan Corp. PLC *†	35,300	2,153,300
The Healthcare Co.	64,700	2,923,793
Human Genome Sciences, Inc.*	23,300	1,403,825
Schering-Plough Corp.	59,500	2,156,280
Tenet Healthcare Corp.*	52,100	2,687,839

		19,269,407

Home Construction, Furnishings & Appliances — 0.1%
Leggett & Platt, Inc.	30,700	676,321

Household Products — 0.1%
Corning, Inc.	42,900	716,859

Industrial – Diversified — 1.3%
Illinois Tool Works, Inc.	35,900	2,272,470
Tyco International Limited	74,200	4,043,900

		6,316,370

	Number of Shares	Market Value

Information Retrieval Services — 0.0%
Yahoo!, Inc.*	8,900	$ 177,911

Insurance — 3.2%
AFLAC, Inc.	70,800	2,229,492
Allstate Corp.	40,200	1,768,398
Ambac Financial Group, Inc.	14,200	826,440
American International Group, Inc.	98,400	8,462,400
MBIA, Inc.	22,500	1,252,800
St. Paul Companies, Inc.	22,200	1,125,318

		15,664,848

Internet Content — 0.2%
BEA Systems, Inc.*	34,600	1,062,566

Machinery & Components — 2.5%
Applied Materials, Inc.*	54,800	2,690,680
Baker Hughes, Inc.	65,700	2,200,950
Danaher Corp.	37,700	2,111,200
Ingersoll-Rand Co.	41,900	1,726,280
Lam Research Corp.*	26,500	785,725
Parker-Hannifin Corp.	43,900	1,863,116
Weatherford International, Inc.*	18,600	892,800

		12,270,751

Media — 0.1%
Gemstar-TV Guide International, Inc.*	14,900	655,600

Medical Supplies — 2.1%
Agilent Technologies, Inc.*	33,400	1,085,500
Allergan, Inc.	25,700	2,197,350
Guidant Corp.*	30,800	1,108,800
Medtronic, Inc.	109,100	5,019,691
Tektronix, Inc.*	33,200	901,380
Waters Corp.*	1,700	46,937

		10,359,658

Metals & Mining — 0.3%
Alcoa, Inc.	34,900	1,375,060

Miscellaneous — 0.3%
Minnesota Mining & Manufacturing Co.	12,200	1,392,020

Pharmaceuticals — 11.7%
Abbott Laboratories	72,400	3,475,924
American Home Products Corp.	100,700	5,884,908
Amgen, Inc.*	71,600	4,344,688
Cardinal Health, Inc.	38,400	2,649,600
Eli Lilly & Co.	41,900	3,100,600
	Number of Shares	Market Value

Forest Laboratories, Inc. Cl. A*	26,400	$ 1,874,400
Idec Pharmaceuticals Corp.*	21,000	1,421,490
Immunex Corp.*	49,400	876,850
Johnson & Johnson	68,526	3,426,300
McKesson HBOC, Inc.	56,800	2,108,416
Merck & Co., Inc.	89,700	5,732,727
Millennium Pharmaceuticals, Inc.*	25,600	910,848
Pfizer, Inc.	473,100	18,947,655
Pharmacia Corp.	11,700	537,615
Protein Design Labs, Inc.*	16,500	1,431,540
Vertex Pharmaceuticals, Inc.*	3,300	163,350
Watson Pharmaceutical, Inc.*	17,900	1,103,356

		57,990,267

Prepackaged Software — 8.3%
Adobe Systems, Inc.	48,300	2,270,100
BMC Software, Inc.*	33,700	759,598
Brocade Communications Systems, Inc.*	26,600	1,170,134
Check Point Software Technologies Limited*	7,900	399,503
Computer Associates International, Inc.	99,800	3,592,800
Microsoft Corp.*	323,400	23,478,840
Oracle Corp.*	205,700	3,908,300
Peoplesoft, Inc.*	73,700	3,628,251
Veritas Software Corp.*	31,700	2,109,001

		41,316,527

Restaurants — 0.3%
McDonald’s Corp.	54,900	1,485,594

Retail — 4.0%
Best Buy Co., Inc.*	43,600	2,769,472
BJ’s Wholesale Club, Inc.*	11,600	617,816
Costco Wholesale Corp.*	40,600	1,667,848
CVS Corp.	27,300	1,053,780
Family Dollar Stores, Inc.	45,100	1,155,913
K Mart Corp.*	51,300	588,411
Kohls Corp.*	7,000	439,110
Rite Aid Corp.	46,000	345,000
Staples, Inc.*	49,000	783,510
Walgreen Co.	48,000	1,639,200
Wal-Mart Stores, Inc.	180,700	8,818,160

		19,878,220

(Continued)

The accompanying notes are an integral part of the financial statements.
MassMutual Blue Chip Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value

Telephone Utilities — 0.7%
AT&T Corp.	114,000	$ 2,508,000
Qwest Communications International, Inc.	13,900	442,993
Triton PCS Holdings, Inc. Cl. A*	6,200	254,200

		3,205,193

Tobacco — 2.0%
Philip Morris Companies, Inc.	197,600	10,028,200

Transportation — 0.5%
Burlington Northern Santa Fe Corp.	30,200	911,134
Union Pacific Corp.	29,300	1,608,863

		2,519,997

Travel — 0.0%
Sabre Holdings Corp.*	1,800	90,000

TOTAL EQUITIES
(Cost $488,489,364)		480,962,171

	Principal Amount

SHORT-TERM INVESTMENTS — 2.8%
Repurchase Agreement
	Investors Bank & Trust Company Repurchase Agreement, dated 06/29/2001, 3.08%,
due 07/02/2001(a)	$13,965,164	13,965,164

	TOTAL SHORT-TERM INVESTMENTS
	(At Amortized Cost)	13,965,164

TOTAL INVESTMENTS — 99.8%
	(Cost $502,454,528)**	494,927,335

	Other Assets/ (Liabilities) — 0.2%	1,103,807

	NET ASSETS — 100.0%	$496,031,142

Notes to Portfolio of Investments

*	Non-income producing security.

**	Aggregate cost for Federal tax purposes. (Note 7).

†	American Depository Receipt.

(a)
Maturity value of $13,968,748. Collateralized by U.S. Government Agency obligations with rates of 7.375-7.7500%, maturity dates of 04/20/2022-08/20/2025, and aggregate market value, including accrued interest, of $14,663,479.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MassMutual Blue Chip Growth Fund – Financial Statements

Statement of Assets and Liabilities

June 30, 2001 (Unaudited)
Assets:
Investments, at value (cost $488,489,364) (Note 2)	$480,962,171
Short-term investments, at amortized cost (Note 2)	13,965,164

Total Investments	494,927,335
Receivables from:
Investments sold	1,841,795
Interest and dividends	289,858

Total assets	497,058,988

Liabilities:
Payables for:
Investments purchased	590,465
Directors’ fees and expenses (Note 3)	1,013
Affiliates (Note 3):
Investment management fees	279,161
Administration fees	137,931
Service fees	29
Accrued expenses and other liabilities	19,247

Total liabilities	1,027,846

Net assets	$496,031,142

Net assets consist of:
Paid-in capital	$504,419,297
Undistributed net investment loss	(109,884)
Accumulated net realized loss on investments	(751,078)
Net unrealized depreciation on investments	(7,527,193)

$496,031,142

Net assets:
Class A	$ 191,028

Class L	$371,599,129

Class Y	$ 100,320

Class S	$124,140,665

Shares outstanding:
Class A	19,429

Class L	37,785,887

Class Y	10,200

Class S	12,620,675

Net asset value, offering price and redemption price per share:
Class A	$ 9.83

Class L	$ 9.83

Class Y	$ 9.84

Class S	$ 9.84

The accompanying notes are an integral part of the financial statements.

MassMutual Blue Chip Growth Fund – Financial Statements (Continued)

Statement of Operations

Period ended June 30, 2001* (Unaudited)
Investment income: (Note 2)
Dividends	$ 294,441
Interest	33,056

Total investment income	327,497

Expenses: (Note 2)
Investment management fees (Note 3)	279,161
Custody fees	12,928
Audit and legal fees	3,506
Shareholder reporting fees	2,813
Directors’ fees (Note 3)	1,013

299,421
Administration fees (Note 3):
Class A	47
Class L	121,977
Class Y	23
Class S	15,884
Service fees (Note 3):
Class A	29

Total expenses	437,381

Net investment loss	(109,884)

Realized and unrealized gain (loss):
Net realized loss on investment transactions	(751,078)
Net change in unrealized appreciation (depreciation) on investments	(7,527,193)

Net realized and unrealized loss	(8,278,271)

Net decrease in net assets resulting from operations	$(8,388,155)

* For the period from June 1, 2001 (commencement of operations) through June 30, 2001.

The accompanying notes are an integral part of the financial statements.

MassMutual Blue Chip Growth Fund – Financial Statements (Continued)

Statement of Changes in Net Assets

Period ended June 30, 2001* (Unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment loss	$ (109,884)
Net realized loss on investment transactions	(751,078)
Net change in unrealized appreciation (depreciation) on investments	(7,527,193)

Net decrease in net assets resulting from operations	(8,388,155)

Net fund share transactions (Note 5):
Class A	192,228
Class L	377,908,552
Class Y	102,000
Class S	126,216,517

Increase in net assets from net fund share transactions	504,419,297

Total increase in net assets	496,031,142

Net assets:
Beginning of period	-

End of period (including undistributed net investment loss of $109,884)	$496,031,142

* For the period from June 1, 2001 (commencement of operations) through June 30, 2001.

The accompanying notes are an integral part of the financial statements.

MassMutual Blue Chip Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout the period)

	Class A		Class L		Class Y		Class S
	Six months ended 6/30/01† (Unaudited)		Six months ended 6/30/01† (Unaudited)		Six months ended 6/30/01† (Unaudited)		Six months ended 6/30/01† (Unaudited)

Net asset value, beginning of period	$ 10.00		$ 10.00		$ 10.00		$ 10.00

Income (loss) from investment operations:
Net investment loss	(0.00	)***	(0.00	)***	(0.00	)***	(0.00	)***
Net realized and unrealized gain (loss) on investments	(0.17)		(0.17)		(0.16)		(0.16)

Total income (loss) from investment operations	(0.17)		(0.17)		(0.16)		(0.16)

Net asset value, end of period	$ 9.83		$ 9.83		$ 9.84		$ 9.84

Total Return@	(2.48)%	**	(2.38)%	**	(2.38)%	**	(2.38)%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$ 191		$ 371,599		$ 100		$ 124,141
Net expenses to average daily net assets	1.43%	*	1.16%	*	1.04%	*	0.91%	*
Net investment loss to average daily net assets	(0.73)%	*	(0.34)%	*	(0.21)%	*	(0.09)%	*
Portfolio turnover rate	3%	**	3%	**	3%	**	3%	**

*	Annualized
**	Percentage represents results for the period and are not annualized.
***	Net investment loss is less than $0.01 per share.
†	For the period from June 1, 2001 (commencement of operations) through June 30, 2001.
@
Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the period presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Growth Equity Fund – Portfolio Manager Report

What are the investment objectives and policies for the MassMutual Growth Equity Fund?

The objective and policies of the Fund are to:
•	achieve long-term growth of capital and future income
•	invest primarily in a diversified portfolio of equity securities, which may consist of up to 35% foreign securities (including those of companies in emerging markets)
•	utilize a growth-oriented strategy in making investment decisions
•	utilize fundamental analysis to identify companies which
–	are of high investment quality or possess a unique product, market position or operating characteristics
–	offer above-average levels of profitability or superior growth potential

How did the Fund perform during the first half of 2001?

The Fund substantially underperformed its benchmark in a difficult environment for growth stocks. For the six months ending June 30, 2001, the Fund’s Class S shares returned -16.87%, trailing the -6.68% return of the S&P 500 Index, a market capitalization-weighted, unmanaged index of 500 common stocks.

What factors influenced the Fund’s performance?

The trend of a slowing economy and deteriorating corporate earnings that began in the second half of 2000 continued into the new year. In January growth stocks were helped by two reductions in short-term interest rates by the Federal Reserve Board. The first, on January 3, was an unscheduled intervention. However, even aggressive easing by the Fed was not enough to offset the flood of negative earnings news, and in February and March the benchmark experienced waterfall declines, led by the growth sector. Meanwhile, investors looked to value stocks for earnings visibility and relative safety.

The portfolio quickly lost ground on the benchmark during the first quarter due to our “growthier” orientation. Although we continued to trim our technology holdings, the Fund was still overweighted versus the benchmark for most of the quarter, which hurt our returns because technology was the worst-performing sector for the quarter. On the other hand, the Fund’s comparatively greater exposure to retail stocks such as Lowe’s, Home Depot, and Costco Wholesale Club contributed positively to performance. Our retail holdings focused primarily on defensive businesses such as drug stores and grocery stores. We also liked home improvement companies, which benefited from the still-robust housing market.

What happened in the second quarter?

Growth stocks recovered some of their losses in the second quarter. The Fund outperformed the benchmark during this period, although not enough to make up for the first quarter’s underperformance. April was the strongest month, as bargain-hunters began buying after almost two solid months of retreating share prices. Additionally, stocks were aided by a second unscheduled cut in interest rates by the Fed on April 18. The Fed added two more rate cuts in May and June, for a total of six during the first half. In the process, the federal funds target rate declined from 6.50% to 3.75%, representing one of the most aggressive Fed easing campaigns in recent memory.

Once again, however, the initial euphoria associated with a surprise Fed easing gave way to the sober reality of disappointing corporate earnings, more layoffs, and an overall sluggish economy. The upward momentum of April faded, and the S&P 500 Index finished the second quarter slightly under its closing level on April 30.

The Fund was helped in the second quarter by strong stock selection in the technology sector. We began the quarter with slight underweighting in technology compared with the benchmark but gradually increased our exposure to approximately 20% by the end of June, representing a modestly overweighted position. We emphasized software stocks, especially those positioned to benefit from an eventual recovery in spending for corporate information technology. Examples of holdings that did well included Microsoft, storage management software stock Veritas, and Verisign, which is involved in Internet authentication and verification.

Another sector making a positive impact on performance was leisure, where the Fund benefited from both an overweighted position and strong stock selection. Included in this sector were a number of radio and television broadcasting stocks that posted strong gains in anticipation of a recovering economy and the resulting boost in advertising revenues. Leisure holdings meriting mention included Viacom, AOL-Time Warner, and Clear Channel Communications.

What is your outlook?

We expect weak corporate earnings to persist in the second half of the year. Although lower interest rates and the tax rebate recently passed by Congress have set the stage for an eventual recovery of both the economy and stock prices, softness in overseas economies and a strong U.S. dollar could tend to mute the early stages of a U.S. economic recovery. Nevertheless, the stock market tends to look ahead, and stock prices will likely begin to advance before signs of a rebounding economy are clear. Therefore, we anticipate a more constructive investment environment for stocks as we head toward 2002.

However, we anticipate that over the near term it will be very much a stockpicker’s market, and the strategy of hopping on the latest “hot” sector will be less successful than in the past. We believe that our experience and the quality of our in-depth research could be especially helpful in avoiding overpriced stocks of companies with shaky business models and identifying the companies that are poised to gain market share and increase profits.

MassMutual Growth Equity Fund
Largest Stock Holdings (6/30/01)

Tyco International Limited
Viacom, Inc. Cl. B
Microsoft Corp.
Citigroup, Inc.
AOL Time Warner, Inc.
American International Group, Inc.
Pfizer, Inc.
Clear Channel Communications, Inc.
Lowe’s Companies, Inc.
American Home Products Corp.
Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Growth Equity Fund Class S, Class A, Class Y, Class L and the S&P 500 Index

MassMutual Growth Equity Fund
Total Return
	Year-To-Date 1/1/01 - 6/30/01	One Year 7/1/00 - 6/30/01	Since Inception Average Annual 5/3/99 - 6/30/01

Class S	-16.87%	-24.74%	0.76%
Class A	-17.08%	-25.09%	0.34%
Class Y	-16.98%	-24.84%	0.67%
Class L	-17.01%	-24.93%	0.57%

S&P 500 Index	-6.68%	-14.82%	-2.74%
GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Growth Equity Fund – Portfolio of Investments

June 30, 2001 (Unaudited)

	Number of Shares	Market Value

EQUITIES — 89.5%

Advertising — 0.0%
Omnicom Group, Inc.	1,830	$ 157,380

Aerospace & Defense — 0.7%
General Dynamics Corp.	35,240	2,742,024

Apparel, Textiles & Shoes — 0.6%
Gap, Inc.	40,520	1,175,080
Nike, Inc. Cl. B	31,750	1,333,182

		2,508,262

Automotive & Parts — 0.8%
Harley-Davidson, Inc.	67,440	3,175,075

Banking, Savings & Loans — 8.7%
Bank of America Corp.	78,310	4,700,949
Capital One Financial Corp.	51,400	3,084,000
Citigroup, Inc.	192,644	10,179,309
Federal Home Loan Mortgage Corp.	69,640	4,874,800
Federal National Mortgage Association	82,130	6,993,369
Providian Financial Corp.	54,900	3,250,080
State Street Corp.	46,300	2,291,387

		35,373,894

Beverages — 0.9%
Diageo Capital PLC	325,530	3,571,032

Broadcasting, Publishing & Printing — 8.4%
AOL Time Warner, Inc.*	150,320	7,966,960
Charter Communications, Inc. Cl. A*	129,120	3,014,952
Clear Channel Communications, Inc.*	119,030	7,463,181
Comcast Corp. Cl. A*	40,120	1,741,208
The McGraw-Hill Companies, Inc.	38,000	2,513,700
Viacom, Inc. Cl. B*	222,780	11,528,865

		34,228,866

Building Materials & Construction — 1.8%
Lowe’s Companies, Inc.	99,830	7,242,667

Chemicals — 0.9%
Air Products and Chemicals, Inc.	54,000	2,470,500
Praxair, Inc.	25,830	1,214,010
Rohm & Haas Co.	2,000	65,800

		3,750,310

Commercial Services — 0.1%
eBay, Inc.*	7,200	493,128

	Number of Shares	Market Value

Communications — 2.8%
American Tower Corp. Cl. A*	32,990	$ 681,903
Ciena Corp.*	11,700	444,600
Echostar Communications Corp.*	148,767	4,823,026
Nokia Corp. Sponsored†	85,400	1,882,216
Nortel Networks Corp.	43,500	395,415
Qualcomm, Inc.*	52,800	3,087,744

		11,314,904

Computer Integrated Systems Design — 0.8%
Sun Microsystems, Inc.*	183,200	2,879,904
Teradyne, Inc.*	13,700	453,470

		3,333,374

Computer Programming Services — 1.1%
Mercury Interactive Corp.*	11,600	694,840
VeriSign, Inc.*	65,150	3,909,652

		4,604,492

Computers & Information — 3.4%
Cisco Systems, Inc.*	155,600	2,831,920
Comverse Technology, Inc.*	48,505	2,794,858
Dell Computer Corp.*	124,900	3,241,155
EMC Corp.*	128,970	3,746,579
Extreme Networks*	40,000	1,180,000

		13,794,512

Computers & Office Equipment — 0.3%
International Business Machines Corp.	11,700	1,322,100

Cosmetics & Personal Care — 0.6%
The Gillette Co.	86,800	2,516,332

Data Processing and Preparation — 1.4%
First Data Corp.	45,700	2,936,225
IMS Health, Inc.	91,100	2,596,350

		5,532,575

Electric Utilities — 2.0%
AES Corp.*	66,240	2,851,632
Calpine Corp.*	141,670	5,355,126
Constellation Energy Group, Inc.	500	21,300

		8,228,058

	Number of Shares	Market Value

Electrical Equipment & Electronics — 7.1%
Advanced Micro Devices, Inc.*	68,900	$ 1,989,832
Altera Corp.*	29,700	861,300
Analog Devices, Inc.*	84,300	3,645,975
Atmel Corp.*	33,500	451,915
Celestica, Inc.*	50,200	2,585,300
Flextronics International Limited*	108,336	2,828,653
General Electric Co.	117,350	5,720,813
General Motors Cl. H*	43,600	882,900
Intel Corp.	34,100	997,425
Jds Uniphase Corp.*	33,100	422,025
LSI Logic Corp.*	119,800	2,252,240
Micron Technology, Inc.*	34,900	1,434,390
Motorola, Inc.	25,900	428,904
Novellus Systems, Inc.*	14,800	840,492
Qlogic Corp.*	22,400	1,443,680
Taiwan Semiconductor Manufacturing Co. Limited Sponsored*†	57,722	876,797
Texas Instruments, Inc.	45,270	1,426,005

		29,088,646

Energy — 3.6%
Apache Corp.	34,860	1,769,145
Devon Energy Corp.	38,800	2,037,000
El Paso Corp.	82,592	4,339,384
Halliburton Co.	29,600	1,053,760
Schlumberger Limited	60,600	3,190,590
Transocean Sedco Forex, Inc.	60,560	2,498,100

		14,887,979

Entertainment & Leisure — 0.7%
AT&T – Liberty Media Group*	171,900	3,006,531

Financial Services — 2.1%
The Goldman Sachs Group, L.P.	11,450	982,410
Lehman Brothers Holdings, Inc.	12,700	987,425
Merrill Lynch & Co., Inc.	79,200	4,692,600
Morgan Stanley Dean Witter & Co.	30,300	1,946,169

		8,608,604

(Continued)

The accompanying notes are an integral part of the financial statements.
MassMutual Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value

Foods — 1.7%
Quaker Oats Co.	46,770	$ 4,267,763
Safeway, Inc.*	40,720	1,954,560
Starbucks Corp.*	26,700	614,100

		6,836,423

Healthcare — 2.7%
Elan Corp. PLC *†	33,500	2,043,500
The Healthcare Co.	117,515	5,310,503
Schering-Plough Corp.	105,560	3,825,494

		11,179,497

Industrial – Diversified — 3.5%
Illinois Tool Works, Inc.	3,497	221,360
Tyco International Limited	262,058	14,282,161

		14,503,521

Insurance — 6.2%
AFLAC, Inc.	125,480	3,951,365
Allstate Corp.	132,790	5,841,432
American International Group, Inc.	88,182	7,583,652
Cigna Corp.	13,210	1,265,782
Marsh & McLennan Companies, Inc.	9,300	939,300
St. Paul Companies, Inc.	38,100	1,931,289
Willis Group Holdings Limited*	1,100	19,525
XL Capital Limited Cl. A	48,500	3,981,850

		25,514,195

Lodging — 0.4%
Starwood Hotels & Resorts Worldwide, Inc.	38,300	1,427,824

Machinery & Components — 1.6%
Danaher Corp.	48,300	2,704,800
Lam Research Corp.*	19,300	572,245
United Technologies Corp.	44,260	3,242,488

		6,519,533

Media — 0.4%
Gemstar-TV Guide International, Inc.*	27,460	1,208,240
Reed International PLC	69,390	614,816

		1,823,056

	Number of Shares	Market Value

Medical Supplies — 1.9%
Applera Corp.-Applied Biosystems Group	90,695	$ 2,426,091
Baxter International, Inc.	37,200	1,822,800
Guidant Corp.*	99,150	3,569,400

		7,818,291

Miscellaneous — 1.4%
Minnesota Mining & Manufacturing Co.	50,790	5,795,139

Pharmaceuticals — 8.1%
American Home Products Corp.	121,870	7,122,083
Cardinal Health, Inc.	36,540	2,521,260
Eli Lilly & Co.	91,100	6,741,400
Forest Laboratories, Inc. Cl. A*	15,000	1,065,000
Genzyme Corp.*	35,400	2,159,400
Johnson & Johnson	63,200	3,160,000
McKesson HBOC, Inc.	29,800	1,106,176
Pfizer, Inc.	186,837	7,482,822
Watson Pharmaceutical, Inc.*	29,014	1,788,423

		33,146,564

Prepackaged Software — 8.4%
Adobe Systems, Inc.	34,600	1,626,200
Check Point Software Technologies Limited*	66,420	3,358,859
Intuit, Inc.*	30,800	1,231,692
Micromuse, Inc.*	17,000	475,830
Microsoft Corp.*	149,560	10,858,056
Oracle Corp.*	231,250	4,393,750
Peoplesoft, Inc.*	38,000	1,870,740
Rational Software Corp.*	100,160	2,809,488
Siebel Systems, Inc.*	32,800	1,538,320
Veritas Software Corp.*	92,851	6,177,377

		34,340,312

Retail — 2.1%
Costco Wholesale Corp.*	99,060	4,069,385
CVS Corp.	84,200	3,250,120
Target Corp.	37,300	1,290,580

		8,610,085

Telephone Utilities — 0.9%
Sprint Corp. (PCS Group)*	152,830	3,690,845

	Number of Shares	Market Value

Tobacco — 0.9%
Philip Morris Companies, Inc.	69,660	$ 3,535,245

Transportation — 0.2%
United Parcel Service, Inc. Cl. B	17,100	988,380

Travel — 0.3%
Sabre Holdings Corp.*	20,200	1,010,000

TOTAL EQUITIES (Cost $365,100,430)		366,219,655

RIGHTS — 0.0%
Computers & Information — 0.0%
Veritas Software Corp.	66,000	0

TOTAL RIGHTS (Cost $0)		0

		Principal Amount
SHORT-TERM INVESTMENTS — 17.8%

Cash Equivalents — 9.3%
AT&T**
3.980%	07/19/2001	$2,009,716	2,009,716
Banc One Bank Note**
4.060%	07/02/2001	679,812	679,812
First Union II**
4.000%	03/12/2002	2,266,038	2,266,038
Fleet National Bank Note**
4.210%	10/31/2001	770,201	770,201
GMAC Bank Note**
4.110%	03/08/2002	2,133,020	2,133,020
Goldman Sachs Bank Note**
3.840%	03/21/2002	1,417,074	1,417,074
Merrill Lynch Bank Note**
3.940%	04/05/2002	1,586,228	1,586,228
Merrimac Money Market Fund**
4.120%	07/02/2001	17,288,188	17,288,188
Morgan Stanley Dean Witter & Co.**
3.960%	07/16/2001	679,812	679,812
Morgan Stanley Dean Witter & Co.**
3.980%	09/14/2001	1,359,624	1,359,624
Provident Institutional Money Market Fund**
4.000%	07/02/2001	4,532,080	4,532,080
Royal Bank of Canada Eurodollar Time Deposit**
4.000%	07/02/2001	3,399,060	3,399,060

			38,120,853

(Continued)

The accompanying notes are an integral part of the financial statements.
MassMutual Growth Equity Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value
Repurchase Agreement — 8.5%
Investors Bank & Trust Company Repurchase Agreement, dated 06/29/2001, 3.08%,
due 07/02/2001 (a)	$34,701,075	$ 34,701,075

TOTAL SHORT-TERM INVESTMENTS (At Amortized Cost)		72,821,928

TOTAL INVESTMENTS — 107.3%
(Cost $437,922,358)***		439,041,583

Other Assets/ (Liabilities) — (7.3%)		(30,022,420)

NET ASSETS — 100.0%		$409,019,163

Notes to Portfolio of Investments

*	Non-income producing security.

**	Represents investment of security lending collateral. (Note 2).

***	Aggregate cost for Federal tax purposes. (Note 7).

†	American Depository Receipt.

(a)
Maturity value of $34,709,982. Collateralized by U.S. Government Agency obligations with rates of 6.500%, maturity dates of 05/15/2030-11/15/2030, and aggregate market value, including accrued interest of $36,436,129.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MassMutual Growth Equity Fund – Financial Statements

Statement of Assets and Liabilities

June 30, 2001 (Unaudited)
Assets:
Investments, at value (cost $365,100,430) (Note 2)	$366,219,655
Short-term investments, at amortized cost (Note 2)	72,821,928

Total Investments	439,041,583
Cash	8,812,809
Receivables from:
Investments sold	4,940,339
Interest and dividends	210,446
Foreign taxes withheld	11,236
Investment adviser (Note 3)	12,814

Total assets	453,029,227

Liabilities:
Payables for:
Investments purchased	5,558,288
Securities on loan (Note 2)	38,120,853
Directors’ fees and expenses (Note 3)	2,684
Affiliates (Note 3):
Investment management fees	206,434
Administration fees	56,388
Service fees	39,600
Due to custodian	444
Accrued expenses and other liabilities	25,373

Total liabilities	44,010,064

Net assets	$409,019,163

Net assets consist of:
Paid-in capital	$502,129,045
Undistributed net investment income	16,724
Distributions in excess of net realized gains on investments and foreign currency transactions	(94,245,264)
Net unrealized appreciation on investments, foreign currency and other assets and liabilities	1,118,658

$409,019,163

Net assets:
Class A	$ 68,586,239

Class L	$ 97,347,370

Class Y	$ 83,581,155

Class S	$159,504,399

Shares outstanding:
Class A	7,361,665

Class L	10,389,718

Class Y	8,902,646

Class S	16,957,344

Net asset value, offering price and redemption price per share:
Class A	$ 9.32

Class L	$ 9.37

Class Y	$ 9.39

Class S	$ 9.41

The accompanying notes are an integral part of the financial statements.

MassMutual Growth Equity Fund – Financial Statements (Continued)

Statement of Operations

Six months ended June 30, 2001 (Unaudited)
Investment income: (Note 2)
Dividends (net of withholding tax of $14,517)	$ 1,009,219
Interest (including securities lending income of $24,140)	527,015

Total investment income	1,536,234

Expenses: (Note 2)
Investment management fees (Note 3)	1,122,018
Custody fees	65,971
Audit and legal fees	8,015
Shareholder reporting fees	3,261
Directors’ fees (Note 3)	2,453

1,201,718
Administration fees (Note 3):
Class A	83,000
Class L	118,016
Class Y	34,525
Class S	64,774
Service fees (Note 3):
Class A	69,748

Total expenses	1,571,781
Expenses reimbursed (Note 3)	(59,075)
Net expenses	1,512,706

Net investment income	23,528

Realized and unrealized gain (loss):
Net realized loss on:
Investment transactions	(64,140,038)
Foreign currency transactions	(14,566)

Net realized loss	(64,154,604)

Net change in unrealized appreciation (depreciation) on:
Investments	2,233,996
Translation of assets and liabilities in foreign currencies	(26)

Net unrealized gain	2,233,970

Net realized and unrealized loss	(61,920,634)

Net decrease in net assets resulting from operations	$(61,897,106)

The accompanying notes are an integral part of the financial statements.

MassMutual Growth Equity Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	Six months ended June 30, 2001 (Unaudited)	Year ended December 31, 2000
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$ 23,528	$ (11,917)
Net realized loss on investment transactions and foreign currency transactions	(64,154,604)	(8,665,913)
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	2,233,970	(20,394,016)

Net decrease in net assets resulting from operations	(61,897,106)	(29,071,846)

Distributions to shareholders (Note 2):
In excess of net realized gains:
Class A	-	(3,107,481)
Class L	-	(4,648,461)
Class Y	-	(3,560,942)
Class S	-	(12,024,945)

Total distributions in excess of net realized gains	-	(23,341,829)

Tax return of capital:
Class A	-	(706)
Class L	-	(1,057)
Class Y	-	(809)
Class S	-	(2,734)

Total tax return of capital	-	(5,306)

Net fund share transactions (Note 5):
Class A	32,241,661	49,849,859
Class L	42,383,081	70,618,802
Class Y	45,479,144	23,039,755
Class S	22,099,269	129,194,734

Increase in net assets from net fund share transactions	142,203,155	272,703,150

Total increase in net assets	80,306,049	220,284,169

Net assets:
Beginning of period	328,713,114	108,428,945

End of period (including undistributed net investment income of $16,724 and undistributed net investment loss of $6,804, respectively)	$409,019,163	$328,713,114

The accompanying notes are an integral part of the financial statements.

MassMutual Growth Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A						Class L
	Six months ended 6/30/01 (Unaudited)		Year ended 12/31/00		Period ended 12/31/99†		Six months ended 6/30/01 (Unaudited)		Year ended 12/31/00		Period ended 12/31/99†
Net asset value, beginning of period	$ 11.24		$ 12.90		$ 10.00		$ 11.29		$ 12.93		$ 10.00

Income (loss) from investment operations:
Net investment loss	(0.01	)***	(0.05	)***	(0.05	)***	(0.00	)+***	(0.01	)***	(0.03	)***
Net realized and unrealized gain (loss) on investments	(1.91)		(0.70)		2.98		(1.92)		(0.72)		2.99

Total income (loss) from investment operations	(1.92)		(0.75)		2.93		(1.92)		(0.73)		2.96

Less distributions to shareholders:
From net realized gains	-		-		(0.03)		-		-		(0.03)
In excess of net realized gains	-		(0.91)		-		-		(0.91)		-
Tax return of capital	-		(0.00	)****	-		-		(0.00	)****	-

Total distributions	-		(0.91)		(0.03)		-		(0.91)		(0.03)

Net asset value, end of period	$ 9.32		$ 11.24		$ 12.90		$ 9.37		$ 11.29		$ 12.93

Total Return@	(17.08)%	**	(6.01)%		29.27%	**	(17.01)%	**	(5.84)%		29.57%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$ 68,586		$44,905		$ 2,379		$ 97,347		$ 69,163		$ 8,912
Ratio of expenses to average daily net assets:
Before expense waiver	1.28%	*	1.29%		1.50%	*	1.03%	*	1.04%		1.25%	*
After expense waiver #	1.24%	*	1.25%		N/A		0.99%	*	1.00%		N/A
Net investment loss to average daily net assets	(0.31)%	*	(0.35)%		(0.68)%	*	(0.06)%	*	(0.11)%		(0.41)%	*
Portfolio turnover rate	158%	**	264%		114%	**	158%	**	264%		114%	**

	Class Y						Class S
	Six months ended 6/30/01 (Unaudited)		Year ended 12/31/00		Period ended 12/31/99†		Six months ended 6/30/01 (Unaudited)		Year ended 12/31/00		Period ended 12/31/99†
Net asset value, beginning of period	$ 11.31		$ 12.93		$ 10.00		$ 11.32		$ 12.93		$ 10.00

Income (loss) from investment operations:
Net investment income (loss)	0.00	+***	0.00	+***	(0.02	)***	0.01	***	0.01	***	(0.01	)***
Net realized and unrealized gain (loss) on investments	(1.92)		(0.71)		2.98		(1.92)		(0.71)		2.97

Total income (loss) from investment operations	(1.92)		(0.71)		2.96		(1.91)		(0.70)		2.96

Less distributions to shareholders:
From net realized gains	-		-		(0.03)		-		-		(0.03)
In excess of net realized gains	-		(0.91)		-		-		(0.91)		-
Tax return of capital	-		(0.00	)****	-		-		(0.00	)****	-

Total distributions	-		(0.91)		(0.03)		-		(0.91)		(0.03)

Net asset value, end of period	$ 9.39		$ 11.31		$ 12.93		$ 9.41		$ 11.32		$ 12.93

Total Return@	(16.98)%	**	(5.69)%		29.57%	**	(16.87)%	**	(5.61)%		29.57%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$ 83,581		$49,165		$34,170		$159,504		$165,480		$62,968
Ratio of expenses to average daily net assets:
Before expense waiver	0.88%	*	0.89%		1.12%	*	0.81%	*	0.83%		0.97%	*
After expense waiver #	0.84%	*	0.87%		N/A		0.78%	*	0.80%		N/A
Net investment income (loss) to average daily net assets	0.10%	*	0.01%		(0.26)%	*	0.15%	*	0.07%		(0.10)%	*
Portfolio turnover rate	158%	**	264%		114%	**	158%	**	264%		114%	**

*	Annualized
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
****	Tax return of capital is less than $0.01 per share.
†	For the period from May 3, 1999 (commencement of operations) through December 31, 1999.
+	Net investment income (loss) is less than $0.01 per share.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 1, 2000 through December 31, 2000 and the period ended June 30, 2001.
@
Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Aggressive Growth Fund – Portfolio Manager Report

What are the investment objectives and policies for the MassMutual Aggressive Growth Fund?

The objectives and policies of the Fund are to:
•	achieve long-term capital appreciation
•
invest primarily in a diversified portfolio of equity securities of companies of any size, in the U.S. and abroad, including larger, more well-established companies and smaller, emerging growth companies

•	utilize a growth-oriented strategy in making investment decisions
•	utilize fundamental analysis to identify companies which
–	are of high investment quality or possess a unique product, market position or operating characteristics
– offer above-average levels of profitability or superior growth potential

How did the Fund perform during the first half of 2001?

A contracting economy provided an unfriendly backdrop for the Fund’s emphasis on aggressive growth opportunities. For the six months ending June 30, 2001, the Fund’s Class S shares returned -23.42%, well behind the -6.68% return of the S&P 500 Index, a market capitalization-weighted, unmanaged index of 500 common stocks.

What factors influenced the Fund’s performance?

The economic contraction that began as a sharp inventory adjustment in technology and telecommunications became deeper and spread to other industries. The Federal Reserve Board, taking note of the rapid deterioration, swung into action on January 3, lowering short-term interest rates by 50 basis points well in advance of the next scheduled meeting of its Open Market Committee. The Fed’s proactive stance reassured investors, and stocks mounted a tentative advance during the rest of January.

February and March were accompanied by the stark realization that even an aggressive Fed would not be able to avert further slowing. Second quarter earnings preannouncements and layoffs dominated the financial news, leading to waterfall declines in the benchmark. Even our research-intensive, hands-on stockpicking approach couldn’t protect us because in most cases the companies themselves were caught off guard by the speed of the deceleration. Almost none of the Fund’s technology and Internet-related investments were spared by this sudden turn of events—even those we felt could grow in a slower-growth economy.

The markets steadied themselves in the second quarter, aided by bargain-hunting and further easing by the Fed. Following three rate cuts in the first quarter, the central bank made a second unscheduled intervention on April 18, cutting rates by another 50 basis points. Once again, this demonstration of the Fed’s commitment to jump-starting the economy energized the stock market, which turned in its best monthly performance in almost 10 years. As before, though, negative news about corporate earnings and the overall economy weighed on the market, causing the rally to lose momentum in May and June despite two more rate reductions by the Fed. Overall, the Fed cut interest rates six times for a total of 275 basis points. The Fund posted a positive return in the second quarter, trailing the benchmark.

How did you position the Fund during the period?

We focused our efforts on positioning the Fund for an eventual market recovery. That meant pouring over earnings forecasts to determine when inventories, particularly in the technology sector, would return to normal levels. It also meant using our research-driven, hands-on stockpicking approach to identify which companies can grow in this slow-growth period, whether through trimming costs or cutting manufacturing capacity. The businesses that measure up to our exacting standards must, first and foremost, be able to meet or beat their earnings forecasts. Second, they must have senior management who have successfully guided their companies through previous economic downturns. Finally, we are looking for companies with business models that will allow them to emerge from this slowing economy stronger and with fewer competitors than before.

What were some examples of this approach put into practice?

After taking a hard look at our position, we cut back on our exposure to Cisco Systems. Although Cisco took steps to reduce costs, including drastic reductions in its workforce, we have our doubts about the prospective demand for telecommunications equipment, which accounts for approximately 40% of the company’s revenues. Another former core holding for the Fund was Nokia, the world’s leading maker of cellular handsets. Nokia recently cut second-quarter sales growth estimates in half, from 20% to 10%, and lowered its quarterly earnings forecast, causing the stock to plunge. Although we expect sales to rebound in 2002, we have reduced our position and are monitoring the situation closely.

On a more positive note, Veritas Software was a winner for the Fund during the period. The company, which makes storage management software, relied on expansion into international markets and broadening of its product line into new areas, such as network-attached storage, to help it prosper in spite of slowing corporate spending for information technology. Another holding making a positive contribution to performance was Tiffany & Co., the well-known retailer of fine jewelry and other luxury items. Although it experienced a 3% first-quarter decline in sales versus the year before, Tiffany still managed to beat earnings estimates through implementation of some impressive cost-control measures. This strong performance, together with the 150-year history of the Tiffany brand, led us to retain a substantial position in the stock.

What is your outlook?

Unlike in past periods, we are approaching the second half of 2001 with few underlying industry themes. Indeed, if there is a theme that characterizes our current thinking, it is broadening our horizons to take an even harder look at every sector of the economy for opportunities to apply our rigorous selection process. Despite the Fund’s recent disappointing performance, we remain confident that the value of our approach will be evident when measured over longer periods of time.

MassMutual Aggressive Growth Fund
Largest Stock Holdings (6/30/01)

Veritas Software Corp.
Citigroup, Inc.
Walgreen Co.
Comcast Corp. Cl. A
Tiffany & Co.
Maxim Integrated Products, Inc.
The Kroger Co.
Nokia Corp. Sponsored ADR
Nvidia Corp.
Pfizer, Inc.
Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Aggressive Growth Fund Class S, Class A, Class Y, Class L and the S&P 500 Index

MassMutual Aggressive Growth Fund
Total Return
	Year-To-Date 1/1/01 - 6/30/01	One Year 7/1/00 - 6/30/01	Since Inception Average Annual 5/1/00 - 6/30/01

Class S	-23.42%	-38.96%	-35.73%
Class A	-23.61%	-39.27%	-36.06%
Class Y	-23.42%	-38.91%	-35.74%
Class L	-23.55%	-39.11%	-35.86%

S&P 500 Index	-6.68%	-14.82%	-12.57%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Aggressive Growth Fund – Portfolio of Investments

June 30, 2001 (Unaudited)

	Number of Shares	Market Value

EQUITIES — 83.2%

Aerospace & Defense — 1.2%
Boeing Co.	14,220	$ 790,632
General Dynamics Corp.	14,875	1,157,424

		1,948,056

Air Transportation — 1.1%
Southwest Airlines Co.	90,310	1,669,832

Automotive & Parts — 1.5%
Harley-Davidson, Inc.	51,195	2,410,261

Banking, Savings & Loans — 5.2%
Bank of New York Co., Inc.	22,500	1,080,000
Citigroup, Inc.	93,445	4,937,634
Federal National Mortgage Association	25,830	2,199,424

		8,217,058

Broadcasting, Publishing & Printing — 8.9%
AOL Time Warner, Inc.*	61,025	3,234,325
Clear Channel Communications, Inc.*	27,145	1,701,991
Comcast Corp. Cl. A*	93,000	4,036,200
Cox Communications, Inc. Cl. A*	47,455	2,102,256
New York Times Co. Cl. A	68,890	2,893,380

		13,968,152

Commercial Services — 0.9%
Concord EFS, Inc.*	14,160	736,462
Manpower, Inc.	24,025	718,347

		1,454,809

Communications — 7.6%
Ciena Corp.*	19,520	741,760
COLT Telecom Group PLC	51,190	354,209
COLT Telecom Group PLC Sponsored *††	21,005	588,140
Juniper Networks, Inc.*	39,120	1,216,632
Nokia Corp. Sponsored††	155,975	3,437,689
NTT Mobile Communications Network, Inc.	154	2,679,537
Oni Systems Corp.*	65,020	1,814,058
Research In Motion Limited*	32,465	1,046,996

		11,879,021

	Number of Shares	Market Value

Computer Programming Services — 0.9%
VeriSign, Inc.*	23,090	$ 1,385,631

Computer Related Services — 0.9%
Inktomi Corp.*	147,250	1,412,127

Computers & Information — 2.2%
Cisco Systems, Inc.*	89,375	1,626,625
Comverse Technology, Inc.*	30,530	1,759,139

		3,385,764

Cosmetics & Personal Care — 2.1%
Colgate-Palmolive Co.	19,125	1,128,184
Estee Lauder Companies, Inc. Cl. A	48,255	2,079,790

		3,207,974

Data Processing and Preparation — 0.3%
Fiserv, Inc.*	8,190	523,996

Electric Utilities — 1.7%
AES Corp.*	60,175	2,590,534

Electrical Equipment & Electronics — 11.5%
Advanced Micro Devices, Inc.*	58,650	1,693,812
ASM Lithography Holding NV*	93,920	2,089,720
Celestica, Inc.*	44,130	2,272,695
General Electric Co.	64,510	3,144,863
Maxim Integrated Products, Inc.*	87,730	3,878,543
Nvidia Corp.*	36,245	3,361,724
Xilinx, Inc.*	38,130	1,572,481

		18,013,838

Energy — 1.2%
Schlumberger Limited	35,425	1,865,126

Entertainment & Leisure — 0.4%
The Walt Disney Co.	24,125	696,971

Financial Services — 2.5%
The Goldman Sachs Group, L.P.	35,405	3,037,749
Schwab (Charles) Corp.	57,785	884,111

		3,921,860

Foods — 4.2%
The Kroger Co.*	144,130	3,603,250
Safeway, Inc.*	60,800	2,918,400

		6,521,650

Number of Shares	Market Value

Healthcare — 1.8%
The Healthcare Co.	8,470	$ 382,759
Tenet Healthcare Corp.*	48,420	2,497,988

		2,880,747

Insurance — 1.0%
MGIC Investment Corp.	22,120	1,606,797

Lodging — 1.2%
MGM Grand, Inc.*	62,785	1,881,039

Machinery & Components — 1.5%
Applied Materials, Inc.*	48,045	2,359,010

Media — 2.0%
Grupo Televisa SA, Sponsored *†††	55,040	2,202,150
Wolters Kluwer NV	33,000	886,991

		3,089,141

Medical Supplies — 1.2%
FEI Co.*	20,810	853,210
Medtronic, Inc.	21,080	969,891

		1,823,101

Pharmaceuticals — 5.3%
Cardinal Health, Inc.	42,250	2,915,250
Genentech, Inc.*	33,930	1,869,543
IVAX Corp.*	7,500	292,500
Pfizer, Inc.	82,025	3,285,101

		8,362,394

Prepackaged Software — 7.1%
Brocade Communications Systems, Inc.*	16,955	745,850
Microsoft Corp.*	18,175	1,319,505
Siebel Systems, Inc.*	43,695	2,049,296
Veritas Software Corp.*	106,000	7,052,180

		11,166,831

Retail — 6.5%
Tiffany & Co.	109,305	3,959,027
Walgreen Co.	119,320	4,074,778
Wal-Mart Stores, Inc.	43,175	2,106,940

		10,140,745

Telephone Utilities — 1.3%
Qwest Communications International, Inc.	63,325	2,018,168

TOTAL EQUITIES
(Cost $141,019,009)		130,400,633

(Continued)

The accompanying notes are an integral part of the financial statements.
MassMutual Aggressive Growth Fund – Portfolio of Investments (Continued)

		Principal Amount	Market Value

CORPORATE DEBT — 3.2%
Amazon.com, Inc.
0.000%	05/01/2008	$ 445,000	$ 294,812
American Tower Corp.†
9.375%	02/01/2009	380,000	354,350
Exodus Communications, Inc.
11.625%	07/15/2010	385,000	132,825
The Goldman Sachs Group, Inc.
6.875%	01/15/2011	650,000	649,805
Juniper Networks, Inc.
4.750%	03/15/2007	1,050,000	750,750
Mediacom Broadband LLC†
11.000%	07/15/2013	1,350,000	1,362,420
Nextel Communications, Inc.†
9.500%	02/01/2011	525,000	411,469
Nvidia Corp.
4.750%	10/15/2007	165,000	204,187
SBA Communications Corp.
10.250%	02/01/2009	735,000	668,189
Time Warner Telecom, Inc.
10.125%	02/01/2011	245,000	220,500

TOTAL CORPORATE DEBT
(Cost $5,334,459)			5,049,307

SHORT-TERM INVESTMENTS — 25.2%

Cash Equivalents — 16.5%
AT&T**
3.980%	07/19/2001	3,023,805	3,023,805
Banc One Bank Note**
4.060%	07/02/2001	458,955	458,955
First Union II**
4.000%	03/12/2002	4,781,191	4,781,191
Fleet National Bank Note**
4.210%	10/31/2001	189,417	189,417
GMAC Bank Note**
4.110%	03/08/2002	764,926	764,926
Goldman Sachs Bank Note**
3.840%	03/21/2002	542,591	542,591
Merrill Lynch Bank Note**
3.940%	04/05/2002	1,070,895	1,070,895
Merrimac Money Market Fund**
4.120%	07/02/2001	8,173,052	8,173,052
Morgan Stanley Dean Witter & Co.**
3.960%	07/16/2001	458,955	458,955
Morgan Stanley Dean Witter & Co.**
3.980%	09/14/2001	917,910	917,910
Provident Institutional Money Market Fund**
4.000%	07/02/2001	3,059,700	3,059,700
Royal Bank of Canada Eurodollar Time Deposit**
4.000%	07/02/2001	2,294,775	2,294,775

			25,736,172

	Principal Amount	Market Value

Repurchase Agreement — 8.7%
Investors Bank & Trust Company Repurchase Agreement, dated 06/29/2001, 3.08%,
due 07/02/2001 (a)	$13,666,218	$ 13,666,218

TOTAL SHORT-TERM INVESTMENTS
(At Amortized Cost)		39,402,390

TOTAL INVESTMENTS — 111.6%
(Cost $185,755,858)***		174,852,330

Other Assets/ (Liabilities) — (11.6%)		(18,134,441)

NET ASSETS — 100.0%		$ 156,717,889

Notes to Portfolio of Investments

*	Non-income producing security.

**	Represents investment of security lending collateral. (Note 2).

***	Aggregate cost for Federal tax purposes. (Note 7).

†	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

††	American Depository Receipt.

†††	Global Depository Receipt.

(a)
Maturity value of $13,669,726. Collateralized by U.S. Government Agency obligations with rates of 4.7625-5.140%, maturity dates of 04/25/2022-11/25/2022, and aggregate market value, including accrued interest, of $14,349,529.

The accompanying notes are an integral part of the financial statements.
MassMutual Aggressive Growth Fund – Financial Statements

Statement of Assets and Liabilities

June 30, 2001 (Unaudited)
Assets:
Investments, at value (cost $146,353,468) (Note 2)	$135,449,940
Short-term investments, at amortized cost (Note 2)	39,402,390

Total Investments	174,852,330
Cash	7,508,717
Receivables from:
Investments sold	708,251
Open forward foreign currency contracts (Note 2)	389
Interest and dividends	212,512
Foreign taxes withheld	21
Investment adviser (Note 3)	2,703

Total assets	183,284,923

Liabilities:
Payables for:
Investments purchased	689,521
Securities on loan (Note 2)	25,736,172
Directors’ fees and expenses (Note 3)	1,482
Affiliates (Note 3):
Investment management fees	82,820
Administration fees	23,636
Service fees	20,354
Accrued expenses and other liabilities	13,049

Total liabilities	26,567,034

Net assets	$156,717,889

Net assets consist of:
Paid-in capital	$221,050,425
Undistributed net investment income	129,639
Accumulated net realized loss on investments and foreign currency translations	(53,558,710)
Net unrealized depreciation on investments, forward foreign currency contracts and other assets and liabilities	(10,903,465)

$156,717,889

Net assets:
Class A	$ 35,118,170

Class L	$ 27,461,922

Class Y	$ 13,249,540

Class S	$ 80,888,257

Shares outstanding:
Class A	5,927,961

Class L	4,620,726

Class Y	2,228,116

Class S	13,584,784

Net asset value, offering price and redemption price per share:
Class A	$ 5.92

Class L	$ 5.94

Class Y	$ 5.95

Class S	$ 5.95

The accompanying notes are an integral part of the financial statements.

MassMutual Aggressive Growth Fund – Financial Statements (Continued)

Statement of Operations

Six months ended June 30, 2001 (Unaudited)
Investment income: (Note 2)
Dividends (net of withholding tax of $7,026)	$ 202,641
Interest (including securities lending income of $18,871)	583,785

Total investment income	786,426

Expenses: (Note 2)
Investment management fees (Note 3)	466,698
Custody fees	18,722
Audit and legal fees	3,627
Shareholder reporting fees	1,273
Directors’ fees (Note 3)	975

491,295
Administration fees (Note 3):
Class A	54,406
Class L	40,209
Class Y	3,800
Class S	32,572
Service fees (Note 3):
Class A	39,493

Total expenses	661,775
Expenses reimbursed (Note 3)	(5,650)
Net expenses	656,125

Net investment income	130,301

Realized and unrealized gain (loss):
Net realized loss on:
Investment transactions	(40,317,243)
Foreign currency transactions	(3,414)

Net realized loss	(40,320,657)

Net change in unrealized appreciation (depreciation) on:
Investments	6,122,355
Translation of assets and liabilities in foreign currencies	63

Net unrealized gain	6,122,418

Net realized and unrealized loss	(34,198,239)

Net decrease in net assets resulting from operations	$(34,067,938)

The accompanying notes are an integral part of the financial statements.
MassMutual Aggressive Growth Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	Six months ended June 30, 2001 (Unaudited)	Period ended December 31, 2000*
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$ 130,301	$ 358,320
Net realized loss on investment transactions and foreign currency transactions	(40,320,657)	(13,233,349)
Net change in unrealized appreciation (depreciation) on investments and the translation of assets and liabilities in foreign currencies	6,122,418	(17,025,637)

Net decrease in net assets resulting from operations	(34,067,938)	(29,900,666)

Distributions to shareholders (Note 2):
From net investment income:
Class A	-	(69,335)
Class L	-	(49,816)
Class Y	-	(6,747)
Class S	-	(232,422)

Total distributions from net investment income	-	(358,320)

In excess of net investment income:
Class A	-	(1,086)
Class L	-	(780)
Class Y	-	(106)
Class S	-	(3,640)

Total distributions in excess of net investment income	-	(5,612)

Tax return of capital:
Class A	-	(3,610)
Class L	-	(2,593)
Class Y	-	(351)
Class S	-	(12,099)

Total tax return of capital	-	(18,653)

Net fund share transactions (Note 5):
Class A	11,299,258	37,664,520
Class L	12,381,981	24,881,918
Class Y	12,066,483	2,757,855
Class S	24,057,737	95,959,326

Increase in net assets from net fund share transactions	59,805,459	161,263,619

Total increase in net assets	25,737,521	130,980,368
Net assets:
Beginning of period	130,980,368	-

End of period (including undistributed net investment income of $129,639 and distributions in excess of net investment income of $908, respectively)	$156,717,889	$130,980,368

* For the period from May 1, 2000 (commencement of operations) through December 31, 2000.

The accompanying notes are an integral part of the financial statements.
MassMutual Aggressive Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A				Class L
	Six months ended 6/30/01 (a) (Unaudited)		Period ended 12/31/00†		Six months ended 6/30/01 (a) (Unaudited)		Period ended 12/31/00†
Net asset value, beginning of period	$ 7.75		$ 10.00		$ 7.77		$ 10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.00	)+***	0.01	***	0.00	+***	0.03	***
Net realized and unrealized gain (loss) on investments	(1.83)		(2.24)		(1.83)		(2.24)

Total income (loss) from investment operations	(1.83)		(2.23)		(1.83)		(2.21)

Less distributions to shareholders:
From net investment income	-		(0.02)		-		(0.02)
In excess of net investment income	-		(0.00	)****	-		(0.00	)****
Tax return of capital	-		(0.00	)****	-		(0.00	)****

Total distributions	-		(0.02)		-		(0.02)

Net asset value, end of period	$ 5.92		$ 7.75		$ 5.94		$ 7.77

Total Return@	(23.61)%	**	(22.32)%	**	(23.55)%	**	(22.10)%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$ 35,118		$ 32,257		$ 27,462		$ 21,017
Ratio of expenses to average daily net assets:
Before expense waiver	1.36%	*	1.35%	*	1.11%	*	1.12%	*
After expense waiver #	1.35%	*	N/A		1.11%	*	N/A
Net investment income (loss) to average daily net assets	(0.12)%	*	0.14%	*	0.13%	*	0.43%	*
Portfolio turnover rate	52%	**	48%	**	52%	**	48%	**

	Class Y				Class S
	Six months ended 6/30/01 (a) (Unaudited)		Period ended 12/31/00†		Six months ended 6/30/01 (a) (Unaudited)		Period ended 12/31/00†
Net asset value, beginning of period	$ 7.77		$ 10.00		$ 7.77		$ 10.00

Income (loss) from investment operations:
Net investment income	0.01	***	0.03	***	0.01	***	0.04	***
Net realized and unrealized gain (loss) on investments	(1.83)		(2.24)		(1.83)		(2.24)

Total income (loss) from investment operations	(1.82)		(2.21)		(1.82)		(2.20)

Less distributions to shareholders:
From net investment income	-		(0.02)		-		(0.03)
In excess of net investment income	-		(0.00	)****	-		(0.00	)****
Tax return of capital	-		(0.00	)****	-		(0.00	)****

Total distributions	-		(0.02)		-		(0.03)

Net asset value, end of period	$ 5.95		$ 7.77		$ 5.95		$ 7.77

Total Return@	(23.42)%	**	(22.06)%	**	(23.42)%	**	(22.05)%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$ 13,250		$ 2,295		$ 80,888		$ 75,412
Ratio of expenses to average daily net assets:
Before expense waiver	0.99%	*	0.95%	*	0.86%	*	0.87%	*
After expense waiver #	0.95%	*	N/A		0.85%	*	N/A
Net investment income to average daily net assets	0.28%	*	0.52%	*	0.38%	*	0.70%	*
Portfolio turnover rate	52%	**	48%	**	52%	**	48%	**

*	Annualized
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
****	Distributions in excess of net investment income and tax return of capital are less than $0.01 per share.
†	For the period from May 1, 2000 (commencement of operations) through December 31, 2000.
+	Net investment income (loss) is less than $0.01 per share.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 1, 2001 through June 30, 2001.
@
Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

(a)
The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on debt securities. The effect of this change for all classes for the period ended June 30, 2001 was an increase to net investment income of less than $0.01 per share, a decrease to net realized and unrealized gains and losses of less than $0.01 per share and an increase of the ratio of net investment income to average net assets of 0.02%. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

The accompanying notes are an integral part of the financial statements.

MassMutual OTC 100 Fund – Portfolio Manager Report

What are the investment objectives and policies for the MassMutual OTC 100 Fund?

The objective and policies of the Fund are to:
•	achieve long-term growth of capital through performance that closely tracks that of the NASDAQ 100 Index
•	invest at least 80% of its assets in a portfolio of equity securities mirroring the sector and stock weightings of the NASDAQ 100 Index

How did the Fund perform during the first half of 2001?

For the six months ending June 30, 2001, the Fund’s Class S shares returned -21.48%, edging the -21.73% return of the NASDAQ 100 Index.

What factors influenced performance during the period?

Technology stocks, which make up over two-thirds of the Index, continued to encounter a stiff headwind in the first half of 2001. The economic downturn that began in 2000 broadened and deepened in 2001, touching most industries. Earnings disappointments were widespread, and the data on overall economic activity deteriorated, especially in the manufacturing sector. Manufacturing was particularly hard-hit by excess inventories of semiconductors, computers, and telecommunications equipment. Meanwhile, the Federal Reserve Board, which had watched from the sidelines during the entire second half of 2000, was finally moved to action. The Fed unexpectedly lowered short-term interest rates on January 3 and cut rates on five other occasions in the first half of 2001. For a brief time, it seemed that falling interest rates might do the trick, as the benchmark tentatively clawed its way higher for most of January.

Unfortunately, the Fed’s interventions were not sufficient to counteract the flood of bad news, and the Index experienced waterfall declines in February and March that carried it to the 1573 level, a decline of 32.81%. Measuring from its peak at 4704.73 on March 27, 2000, the NASDAQ 100 Index lost 66.55%—approximately two-thirds of its value. Only 19 of the Index’s components showed gains in the first quarter, and many of those were rebounding after dismal performance in 2000. Sector performance was almost uniformly negative except for the modest 1.61% gain in consumer staples. Technology declined 35.93%, and the Index, with its 71.1% technology weighting, was dragged down by many of the stocks that boosted performance in 1999.

The best-performing stocks during the quarter included Compuware 56.00%, Apple Computer 48.37%, and Dell Computer 47.31%. The list of detractors featured Ariba -85.26%, Applied Micro Circuits -78.01%, and Brocade Communications -77.25%.

What about the second quarter?

Buoyed by bargain-hunting and further rate-cutting by the Fed, the Index made a recovery in the second quarter. On April 18, the Fed again surprised investors with an unscheduled rate cut of 50 basis points. The benchmark responded with strong gains, as investors began to anticipate that lower interest rates might spark a recovery later in the year. As more bad news was released throughout the quarter, however, the rally’s momentum faded. May ended with a small loss, and in June the Index posted a negligible gain.

The benchmark rose 16.49% during the second quarter. Of the seven sectors in the Index, only communication services had a negative return, losing 13.10%. Technology, which gained 17.80%, was not the best-performing sector but nevertheless had the greatest impact on performance because of its dominant weighting in the Index and the Fund. With a gain of 35.61%, the capital goods sector took top honors for the best performance.

In a reversal of the previous quarter, 81 of the benchmark’s components showed gains, while 19 posted losses. The best performers for the second quarter were Qlogic 186.4%, RF Micro Devices 130.8%, and Brocade Communications 110.6%. The worst losers all were affected by the extremely negative climate for the telecommunications industry. This list included Exodus Communications -80.8%, XO Communications -72.6%, and Level 3 Communications -68.4%.

MassMutual OTC 100 Fund – Portfolio Manager Report (Continued)

What is your outlook?

Many technology investors appear to be waiting for signs of a pickup in orders before committing their funds wholeheartedly, and so far that has not happened. However, there are many reasons for cautious optimism. While some investors have wondered why the Fed’s rate cuts are not “working,” we must remember that it generally takes 12 to 18 months for interest rate policy to affect the economy. Complicating matters somewhat is the fact that, as of this writing, it has been only 14 months since the Fed stopped a multi-month campaign to raise rates. As has been noted by many observers, something as big and complicated as the U.S. economy cannot turn on a dime. However, at some point in the not-too-distant future, the benefits of lower rates should become apparent.

Additionally, the tax rebate recently approved by Congress is scheduled to be distributed in the third quarter of 2001, which should aid consumer spending. Finally, it is useful to reflect on the fact better performance from the Index does not require a return to the robust rates of economic growth we enjoyed during the bull market. Even a modest GDP (gross domestic product) growth rate in the 2% to 3% range should provide enough demand for many companies in the Index to resume healthy earnings growth.

MassMutual OTC 100 Fund
Largest Stock Holdings (6/30/01)

Microsoft Corp.
Intel Corp.
Qualcomm, Inc.
Cisco Systems, Inc.
Oracle Corp
Nasdaq 100 Shares
Amgen, Inc.
Veritas Software Corp.
Dell Computer Corp.
Siebel Systems, Inc.
Growth of a $10,000 Investment

Hypothetical Investments in MassMutual OTC 100 Fund Class S, Class A, Class Y, Class L and the NASDAQ 100 Index

MassMutual OTC 100 Fund
Total Return
	Year-To-Date 1/1/01 - 6/30/01	One Year 7/1/00 - 6/30/01	Since Inception Average Annual 5/1/00 - 6/30/01

Class S	-21.48%	-51.22%	-46.78%
Class A	-21.84%	-51.53%	-47.06%
Class Y	-21.64%	-51.32%	-46.87%
Class L	-21.67%	-51.43%	-46.97%

NASDAQ 100 Index	-21.73%	-51.30%	-46.14%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the NASDAQ 100 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual OTC 100 – Portfolio of Investments

June 30, 2001 (Unaudited)

	Number of Shares	Market Value

EQUITIES — 99.6%

Advertising — 0.5%
TMP Worldwide, Inc.*	3,381	$ 199,851

Automotive & Parts — 0.3%
Paccar, Inc.	2,546	130,915

Broadcasting, Publishing & Printing — 2.9%
Adelphia Communications Corp. Cl. A*	4,897	200,777
Comcast Corp. Cl. A*	13,306	577,480
USA Networks, Inc.*	10,486	295,600

		1,073,857

Commercial Services — 4.2%
Ariba, Inc.*	7,051	38,780
Cintas Corp.	6,019	278,379
Concord EFS, Inc.*	8,116	422,113
eBay, Inc.*	5,980	409,570
Paychex, Inc.	10,514	420,560

		1,569,402

Communications — 9.9%
ADC Telecommunications, Inc.*	28,959	191,129
Ciena Corp.*	11,505	437,190
Echostar Communications Corp.*	7,252	235,110
Juniper Networks, Inc.*	6,256	194,562
McLeodUSA, Inc.*	14,710	67,519
Network Appliance, Inc.*	10,103	138,411
Nextel Communications, Inc. Cl. A*	27,880	487,900
PanAmSat Corp.*	5,990	232,891
Qualcomm, Inc.*	27,108	1,585,276
Tellabs, Inc.*	6,923	133,475
XO Communications, Inc. Cl. A*	8,961	17,205

		3,720,668

Communications Equipment — 0.4%
Ericsson (LM) Cl. B†	28,439	154,139

Computer and Data Processing Services — 0.0%
At Home Corp. Series A*	7,528	16,110

Computer Integrated Systems Design — 2.3%
3Com Corp.*	5,095	24,201
Broadvision, Inc.*	8,812	44,060
Parametric Technology Corp.*	10,652	149,021
Sun Microsystems, Inc.*	42,049	661,010

		878,292

	Number of Shares	Market Value

Computer Programming Services — 1.4%
Mercury Interactive Corp.*	2,611	$ 156,399
RealNetworks, Inc.*	4,478	52,617
VeriSign, Inc.*	5,621	337,316

		546,332

Computer Related Services — 0.2%
CNET Networks, Inc.*	4,596	59,748
Inktomi Corp.*	3,445	33,038

		92,786

Computers & Information — 7.7%
Apple Computer, Inc.*	14,449	335,939
Cisco Systems, Inc.*	77,609	1,412,484
Comverse Technology, Inc.*	5,278	304,118
Dell Computer Corp.*	28,449	738,252
Palm, Inc.*	15,928	96,683

		2,887,476

Containers — 0.3%
Smurfit-Stone Container Corp.*	7,089	114,842

Data Processing and Preparation — 0.8%
Fiserv, Inc.*	4,616	295,332

Electrical Equipment & Electronics — 20.3%
Altera Corp.*	16,145	468,205
Applied Micro Circuits Corp.*	10,347	177,968
Atmel Corp.*	10,326	139,298
Broadcom Corp. Cl. A*	4,905	209,738
Conexant Systems, Inc.*	8,097	72,468
Flextronics International Limited*	15,506	404,862
Intel Corp.	69,894	2,044,400
Jds Uniphase Corp.*	40,264	513,366
Kla-Tencor Corp.*	6,668	389,878
Linear Technology Corp.	12,609	557,570
Maxim Integrated Products, Inc.*	13,654	603,643
Microchip Technology, Inc.*	3,238	110,902
Molex, Inc.	2,887	105,462
Novellus Systems, Inc.*	4,312	244,878
Nvidia Corp.*	2,243	208,038
PMC-Sierra, Inc.*	5,370	166,846
Qlogic Corp.*	2,788	179,687
RF Micro Devices, Inc.*	5,508	147,614
Sanmina Corp.*	10,129	237,120
Vitesse Semiconductor Corp.*	5,895	124,031
Xilinx, Inc.*	12,993	535,831

		7,641,805

	Number of Shares	Market Value

Financial Services — 2.4%
Nasdaq 100 Shares*	19,886	$ 907,796

Foods — 1.0%
Starbucks Corp.*	15,688	360,824

Healthcare — 0.6%
Human Genome Sciences, Inc.*	3,713	223,708

Information Retrieval Services — 0.5%
CMGI, Inc.*	11,180	33,540
Yahoo!, Inc.*	8,088	161,679

		195,219

Internet Content — 0.9%
BEA Systems, Inc.*	10,838	332,835

Internet Software — 0.1%
Exodus Communications, Inc.*	17,650	36,359

Machinery & Components — 1.6%
Applied Materials, Inc.*	12,433	610,460

Media — 1.5%
Gemstar-TV Guide International, Inc.*	12,794	562,936

Medical Supplies — 0.9%
Biomet, Inc.	7,152	343,725

Pharmaceuticals — 9.1%
Abgenix, Inc.*	2,424	109,080
Amgen, Inc.*	14,431	875,673
Biogen, Inc.*	5,420	294,631
Chiron Corp.*	7,882	401,982
Genzyme Corp.*	7,219	440,359
Idec Pharmaceuticals Corp.*	4,815	325,927
Immunex Corp.*	22,074	391,814
Medimmune, Inc.*	6,758	318,978
Millennium Pharmaceuticals, Inc.*	7,084	252,049

		3,410,493

Prepackaged Software — 26.0%
Adobe Systems, Inc.	6,956	326,932
Brocade Communications Systems, Inc.*	6,827	300,320
Check Point Software Technologies Limited*	6,800	343,876

(Continued)

The accompanying notes are an integral part of the financial statements.
MassMutual OTC 100 – Portfolio of Investments (Continued)

	Number of Shares	Market Value

Citrix Systems, Inc.*	6,513	$ 227,304
Compuware Corp.*	6,734	94,209
Electronic Arts, Inc.*	3,980	230,442
I2 Technologies, Inc.*	13,126	259,895
Intuit, Inc.*	7,801	311,962
Microsoft Corp.*	54,977	3,991,330
Novell, Inc.*	11,301	64,303
Oracle Corp.*	69,472	1,319,968
Peoplesoft, Inc.*	12,329	606,957
Rational Software Corp.*	5,902	165,551
Siebel Systems, Inc.*	15,668	734,829
Veritas Software Corp.*	12,056	802,086

		9,779,964

Retail — 2.1%
Bed Bath & Beyond, Inc.*	11,521	345,630
Costco Wholesale Corp.*	7,035	288,998
Staples, Inc.*	9,097	145,461

		780,089

Retail – Internet — 0.3%
Amazon.com, Inc.*	7,079	100,168

Telephone Utilities — 1.4%
Level 3 Communications, Inc.*	7,590	41,669
Metromedia Fiber Network, Inc.*	17,531	35,763
Worldcom, Inc.*	30,835	461,292

		538,724

TOTAL EQUITIES (Cost $55,850,563)		37,505,107

		Principal Amount

SHORT-TERM INVESTMENTS — 13.9%
Cash Equivalents — 13.1%
AT&T**
3.980%	07/19/2001	$ 293,464	293,464
Banc One Bank Note**
4.060%	07/02/2001	87,872	87,872
First Union II**
4.000%	03/12/2002	192,908	192,908
Fleet National Bank Note**
4.210%	10/31/2001	446,628	446,628
GMAC Bank Note**
4.110%	03/08/2002	91,674	91,674
Goldman Sachs Bank Note**
3.840%	03/21/2002	236,454	236,454
		Principal Amount	Market Value

Merrill Lynch Bank Note**
3.940%	04/05/2002	$ 205,035	$ 205,035
Merrimac Money Market Fund**
4.120%	07/02/2001	2,084,666	2,084,666
Morgan Stanley Dean Witter & Co.**
3.960%	07/16/2001	87,872	87,872
Morgan Stanley Dean Witter & Co.**
3.980%	09/14/2001	175,745	175,745
Provident Institutional Money Market Fund**
4.000%	07/02/2001	585,811	585,811
Royal Bank of Canada Eurodollar Time Deposit**
4.000%	07/02/2001	439,362	439,362

			4,927,491

Repurchase Agreement — 0.2%
Investors Bank & Trust Company Repurchase Agreement, dated 06/29/2001, 3.08%,
due 07/02/2001 (a)		58,643	58,643

U.S. Treasury Bills — 0.6%
U.S. Treasury Bill***
3.420%	07/19/2001	30,000	29,946
U.S. Treasury Bill***
3.700%	07/19/2001	200,000	199,609

			229,555

TOTAL SHORT-TERM INVESTMENTS
(At Amortized Cost)			5,215,689

TOTAL INVESTMENTS — 113.5%
(Cost $61,066,252)****			42,720,796

Other Assets/ (Liabilities) — (13.5%)			(5,065,104)

NET ASSETS — 100.0%			$37,655,692

Notes to Portfolio of Investments
*	Non-income producing security.
**	Represents investment of security lending collateral. (Note 2).
***	This security is held as collateral for open futures contracts. (Note 2).
****	Aggregate cost for Federal tax purposes. (Note 7).
†	American Depository Receipt.
(a)	Maturity value of $58,658. Collateralized by U.S. Government Agency obligation with a rate of 7.375%, maturity date of 04/20/2022, and aggregate market value, including accrued interest, of $61,642.

The accompanying notes are an integral part of the financial statements.
MassMutual OTC 100 Fund – Financial Statements

Statement of Assets and Liabilities

June 30, 2001 (Unaudited)
Assets:
Investments, at value (cost $55,850,563) (Note 2)	$37,505,107
Short-term investments, at amortized cost (Note 2)	5,215,689

Total Investments	42,720,796
Cash	10,784
Receivables from:
Interest and dividends	2,422
Variation margin on open futures contracts (Note 2)	4,750
Investment adviser (Note 3)	2,546

Total assets	42,741,298

Liabilities:
Payables for:
Investments purchased	127,787
Securities on loan (Note 2)	4,927,491
Directors’ fees and expenses (Note 3)	1,026
Affiliates (Note 3):
Investment management fees	4,330
Administration fees	13,946
Service fees	5,642
Accrued expenses and other liabilities	5,384

Total liabilities	5,085,606

Net assets	$37,655,692

Net assets consist of:
Paid-in capital	$60,242,762
Undistributed net investment loss	(90,535)
Accumulated net realized loss on investments and futures contracts	(4,162,124)
Net unrealized depreciation on investments and futures contracts	(18,334,411)

$37,655,692

Net assets:
Class A	$10,499,966

Class L	$ 5,997,130

Class Y	$ 305,240

Class S	$20,853,356

Shares outstanding:
Class A	2,204,820

Class L	1,256,378

Class Y	63,834

Class S	4,356,759

Net asset value, offering price and redemption price per share:
Class A	$ 4.76

Class L	$ 4.77

Class Y	$ 4.78

Class S	$ 4.79

The accompanying notes are an integral part of the financial statements.

MassMutual OTC 100 Fund – Financial Statements (Continued)

Statement of Operations

Six months ended June 30, 2001 (Unaudited)
Investment income: (Note 2)
Dividends (net of withholding tax of $168)	$ 8,074
Interest (including securities lending income of $4,698)	27,030

Total investment income	35,104

Expenses: (Note 2)
Investment management fees (Note 3)	24,548
Custody fees	17,112
Audit and legal fees	1,536
Shareholder reporting fees	316
Directors’ fees (Note 3)	219

43,731
Administration fees (Note 3):
Class A	24,141
Class L	14,284
Class Y	555
Class S	37,794
Service fees (Note 3):
Class A	9,666

Total expenses	130,171
Expenses reimbursed (Note 3)	(5,440)
Net expenses	124,731

Net investment loss	(89,627)

Realized and unrealized gain (loss):
Net realized loss on:
Investment transactions	(2,117,159)
Closed futures contracts	(274,593)

Net realized loss	(2,391,752)

Net change in unrealized appreciation (depreciation) on:
Investments	(5,095,357)
Open futures contracts	51,966

Net unrealized loss	(5,043,391)

Net realized and unrealized loss	(7,435,143)

Net decrease in net assets resulting from operations	$(7,524,770)

The accompanying notes are an integral part of the financial statements.

MassMutual OTC 100 Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	Six months ended June 30, 2001 (Unaudited)	Period ended December 31, 2000*
Increase (Decrease) in Net Assets:
Operations:
Net investment loss	$ (89,627)	$ (84,585)
Net realized loss on investment transactions and futures contracts	(2,391,752)	(1,728,540)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(5,043,391)	(13,291,020)

Net decrease in net assets resulting from operations	(7,524,770)	(15,104,145)

Net fund share transactions (Note 5):
Class A	7,428,287	6,192,523
Class L	4,496,405	3,321,161
Class Y	215,513	173,661
Class S	5,681,279	32,775,778

Increase in net assets from net fund share transactions	17,821,484	42,463,123

Total increase in net assets	10,296,714	27,358,978
Net assets:
Beginning of period	27,358,978	-

End of period (including undistributed net investment loss of $90,535 and $908, respectively)	$37,655,692	$27,358,978

*	For the period from May 1, 2000 (commencement of operations) through December 31, 2000.

The accompanying notes are an integral part of the financial statements.

MassMutual OTC 100 Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A				Class L
	Six months ended 6/30/01 (Unaudited)		Period ended 12/31/00†		Six months ended 6/30/01 (Unaudited)		Period ended 12/31/00†
Net asset value, beginning of period	$ 6.08		$ 10.00		$ 6.09		$ 10.00

Income (loss) from investment operations:
Net investment loss	(0.02	)***	(0.05	)***	(0.02	)***	(0.04	)***
Net realized and unrealized gain (loss) on investments	(1.30)		(3.87)		(1.30)		(3.87)

Total income (loss) from investment operations	(1.32)		(3.92)		(1.32)		(3.91)

Net asset value, end of period	$ 4.76		$ 6.08		$ 4.77		$ 6.09

Total Return@	(21.84)%	**	(39.10)%	**	(21.67)%	**	(39.10)%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$ 10,500		$ 4,411		$ 5,997		$ 2,360
Ratio of expenses to average daily net assets:
Before expense waiver	1.14%	*	1.11%	*	0.89%	*	0.86%	*
After expense waiver #	1.10%	*	N/A		0.85%	*	N/A
Net investment loss to average daily net assets	(0.89)%	*	(0.91)%	*	(0.64)%	*	(0.65)%	*
Portfolio turnover rate	25%	**	30%	**	25%	**	30%	**

	Class Y				Class S
	Six months ended 6/30/01 (Unaudited)		Period ended 12/31/00†		Six months ended 6/30/01 (Unaudited)		Period ended 12/31/00†
Net asset value, beginning of period	$ 6.10		$ 10.00		$ 6.10		$ 10.00

Income (loss) from investment operations:
Net investment loss	(0.01	)***	(0.03	)***	(0.01	)***	(0.02	)***
Net realized and unrealized gain (loss) on investments	(1.31)		(3.87)		(1.30)		(3.88)

Total income (loss) from investment operations	(1.32)		(3.90)		(1.31)		(3.90)

Net asset value, end of period	$ 4.78		$ 6.10		$ 4.79		$ 6.10

Total Return@	(21.64)%	**	(39.00)%	**	(21.48)%	**	(39.00)%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$ 305		$ 121		$ 20,853		$ 20,466
Ratio of expenses to average daily net assets:
Before expense waiver	0.74%	*	0.80%	*	0.64%	*	0.69%	*
After expense waiver #	0.71%	*	N/A		0.61%	*	N/A
Net investment loss to average daily net assets	(0.50)%	*	(0.54)%	*	(0.39)%	*	(0.39)%	*
Portfolio turnover rate	25%	**	30%	**	25%	**	30%	**

*	Annualized
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	For the period from May 1, 2000 (commencement of operations) through December 31, 2000.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 1, 2001 through June 30, 2001.
@
Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.
MassMutual Focused Value Fund – Portfolio Manager Report

What are the investment objectives and policies for the MassMutual Focused Value Fund?

The objectives and policies of the Fund are to:
•	achieve long-term growth of capital
•	invest in a concentrated portfolio of approximately 20 equity securities of small and mid-sized companies (companies with market capitalization, at the time of purchase, of $1 billion to $5 billion)
•	utilize a value-oriented strategy in making investment decisions
•	utilize fundamental analysis to identify companies which
–	are of high investment quality or possess a unique product, market position or operating characteristics
–	offer above-average levels of profitability or superior growth potential
–	are attractively valued in the marketplace

How did the Fund perform during the first half of 2001?

The Fund did very well. For the six months ending June 30, 2001, the Fund’s Class S shares returned 22.13%, far outpacing the 3.88% return of the Russell 2500 Index, a broadly based, unmanaged index of 2500 medium- and small-capitalization common stocks.

What factors contributed to the Fund’s performance?

The Fund continued to benefit from investors’ ongoing shift to value stocks, as well as the renewed focus on fundamentals, risk, and the underlying valuation of individual companies. On the other hand, growth stocks continued to struggle, as the economy weakened further during the period and most growth companies were forced to slash their earnings estimates. The first quarter was especially damaging, resulting in a decline of approximately 12% for the S&P 500 Index and roughly twice that for the NASDAQ Composite Index. Meanwhile, the Fund gained 6.84% in the first quarter, compared with -8.67% for the benchmark. While some of that gain was due to the relative outperformance of the value sector, strong stock selection also helped. Cendant, Toys R Us, and AT&T all made positive contributions to performance, helping the Fund’s first-quarter return compared favorably with the -1.97% mark posted by the Russell 2500 Value Index.

While the environment for stocks was unfavorable during the first quarter, things were not as bad as they might have seemed on the basis of the S&P 500 and NASDAQ returns. Those indices are disproportionately influenced by the stocks with the largest capitalizations, which are given the highest weightings. That weighting methodology aided returns when the largest-capitalization stocks were performing well, as they did in 1998 and 1999. Since the fall of 2000, however, the former large-cap market leaders have underperformed, taking the capitalization-weighted indices down with them. If the S&P 500 stocks were equally weighted instead of capitalization-weighted, that Index’s first-quarter decline would have been roughly 3%. Because the Fund does not allocate positions according to market capitalization, our performance reflects more the performance of the median stock than the returns of the popular market averages.

What happened during the second quarter?

Measured in absolute terms, the second quarter was considerably better than the first, although we did not outperform our benchmark by nearly as much as in the previous quarter. The Fund gained 14.31%, compared with 13.74% for the Russell 2500 Index and 10.02% for the Russell 2500 Value Index. Other indices such as the S&P 500 also rebounded, spurred by bargain-hunting after the disastrous first quarter and aggressive easing by the Federal Reserve Board, which trimmed short-term interest rates six times in the first half of 2001.

At the end of June, the Fund held 23 stocks across a variety of industries. One of the holdings contributing most positively to performance during the quarter was retailer J.C. Penney, which benefited from investors’ increasing confidence that the new CEO, Allen Questrom, will be successful in turning around the company. Another holding that aided returns was Toys R Us, which showed strong earnings gains in an environment where most other companies were experiencing declining profitability. On balance, the stocks gaining ground more than offset slight declines in holdings such as Maytag and Citizens Communications.

Recent additions to the portfolio include XTO Energy, CenturyTel, and Guidant. XTO is a natural gas producer trading at a substantial discount to asset value. The company has substantial free cash flow and operates in a consolidating industry, which increases the likelihood of being bought out at some point. CenturyTel, a rural telecommunications provider, also has ample free cash flow as well as very high profit margins in markets with significant barriers to entry. The company is using its cash to
MassMutual Focused Value Fund – Portfolio Manager Report (Continued)

acquire additional rural telephone systems, thereby increasing its market penetration and creating more opportunities for improving margins.

Another recent purchase was Guidant, a medical equipment company engaged in the development and manufacture of defibrillators, pacemakers, stents, and other devices used to treat heart-related ailments. Guidant is a rapidly growing leader in an industry with a limited number of competitors. While the stock was weak during the period, mostly as a result of a lull in the company’s product cycle, we look for Guidant’s significant research and development efforts to yield a strong product pipeline in the future.

Positions that we sold at a profit during the quarter, either because the stocks had reached their price objective or more undervalued alternatives were discovered, included Cooper Industries, Martin Marietta Materials, and Nova.

What is your outlook?

Investor preferences with respect to growth and value investments appear to run in multi-year trends. We believe that the current trend favoring value stocks is not anywhere near its conclusion, which should benefit the Fund. Lower interest rates as a result of aggressive Fed easing should be another positive influence. Lower rates reduce borrowing costs for businesses and consumers, which tends to stimulate economic growth and ultimately boost corporate profits. Although the economic climate is ever-changing, however, our philosophy of buying good companies inexpensively does not waiver. We are confident that this philosophy is a sound one for the long term.

MassMutual Focused Value Fund
Largest Stock Holdings (6/30/01)

AT&T Corp.
Cendant Corp.
Brunswick Corp.
Mattel, Inc.
Ford Motor Co.
Washington Mutual, Inc.
Electronic Data Systems Corp.
Citizens Communications Co.
Tricon Global Restaurants, Inc.
Maytag Corp.
MassMutual Focused Value Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Focused Value Fund Class S, Class A, Class Y, Class L and the Russell 2500 Index

MassMutual Focused Value Fund
Total Return
	Year-To-Date 1/1/01-6/30/01	One Year 7/1/00-6/30/01	Since Inception Average Annual 5/1/00-6/30/01

Class S	22.13%	36.70%	24.53%
Class A	21.79%	35.99%	23.87%
Class Y	22.05%	36.61%	24.35%
Class L	21.98%	36.30%	24.11%

Russell 2500 Index	3.88%	2.48%	3.39%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2500 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Focused Value Fund – Portfolio of Investments

June 30, 2001 (Unaudited)

	Number of Shares	Market Value

EQUITIES — 97.6%

Automotive & Parts — 9.6%
Ford Motor Co.	230,186	$ 5,651,066
SPX Corp.*	38,000	4,756,840

		10,407,906

Banking, Savings & Loans — 5.2%
Washington Mutual, Inc.	150,000	5,632,500

Commercial Services — 13.5%
Cendant Corp.*	310,000	6,045,000
Equifax, Inc.	130,000	4,768,400
Valassis Communications, Inc.*	105,000	3,759,000

		14,572,400

Communications — 5.1%
Citizens Communications Co.*	460,000	5,533,800

Computer Integrated Systems Design — 2.4%
Teradyne, Inc.*	80,000	2,648,000

Computer Programming Services — 2.6%
Ceridian Corp.*	144,000	2,760,480

Computers & Office Equipment — 5.2%
Electronic Data Systems Corp.	90,000	5,625,000

Electrical Equipment & Electronics — 4.0%
Motorola, Inc.	260,000	4,305,600

Entertainment & Leisure — 5.5%
Brunswick Corp.	246,000	5,911,380

Home Construction, Furnishings & Appliances — 4.9%
Maytag Corp.	180,000	5,266,800

Medical Supplies — 3.2%
Guidant Corp.*	95,100	3,423,600

Pharmaceuticals — 4.7%
Chiron Corp.*	100,000	5,100,000

Restaurants — 4.9%
Tricon Global Restaurants, Inc.*	120,000	5,268,000

Retail — 11.8%
Office Depot, Inc.*	320,000	3,321,600
J.C. Penney Co., Inc.	194,500	5,127,020
Toys R Us, Inc.*	175,000	4,331,250

		12,779,870

	Number of Shares	Market Value

Telephone Utilities — 9.8%
AT&T Corp.	275,000	$ 6,050,000
CenturyTel, Inc.	150,000	4,545,000

		10,595,000

Toys, Games — 5.2%
Mattel, Inc.	300,000	5,676,000

TOTAL EQUITIES (Cost $88,051,276)		105,506,336

		Principal Amount

SHORT-TERM INVESTMENTS — 24.5%
Cash Equivalents — 20.7%
AT&T**
3.980%	07/19/2001	$ 1,064,020	1,064,020
Banc One Bank Note**
4.060%	07/02/2001	399,008	399,008
First Union II**
4.000%	03/12/2002	1,167,879	1,167,879
Fleet National Bank Note**
4.210%	10/31/2001	1,723,517	1,723,517
GMAC Bank Note**
4.110%	03/08/2002	2,402,184	2,402,184
Goldman Sachs Bank Note**
3.840%	03/21/2002	1,734,846	1,734,846
Merrill Lynch Bank Note**
3.940%	04/05/2002	931,018	931,018
Merrimac Money Market Fund**
4.120%	07/02/2001	6,100,000	6,100,000
Morgan Stanley Dean Witter & Co.**
3.960%	07/16/2001	399,008	399,008
Morgan Stanley Dean Witter & Co.**
3.980%	09/14/2001	798,015	798,015
Provident Institutional Money Market Fund**
4.000%	07/02/2001	3,660,051	3,660,051
Royal Bank of Canada Eurodollar Time Deposit**
4.000%	07/02/2001	1,995,038	1,995,038

			22,374,584

	Principal Amount	Market Value

Repurchase Agreement — 3.8%
	Investors Bank & Trust Company Repurchase Agreement, dated 06/29/2001, 3.08%,
due 07/02/2001(a)	$4,048,634	$ 4,048,634

	TOTAL SHORT-TERM INVESTMENTS (At Amortized Cost)	26,423,218

	TOTAL INVESTMENTS — 122.1%
	(Cost $114,474,494)***	131,929,554

	Other Assets/
	(Liabilities) — (22.1%)	(23,886,921)

	NET ASSETS — 100.0%	$108,042,633

Notes to Portfolio of Investments
*	Non-income producing security.
**	Represents investment of security lending collateral. (Note 2).
***	Aggregate cost for Federal tax purposes. (Note 7).
(a)
Maturity value of $4,049,673. Collateralized by U.S. Government Agency obligation with a rate of 6.496%, maturity date of 10/25/2008, and aggregate market value, including accrued interest, of $4,254,767.

The accompanying notes are an integral part of the financial statements.

MassMutual Focused Value Fund – Financial Statements

Statement of Assets and Liabilities

June 30, 2001 (Unaudited)
Assets:
Investments, at value (cost $88,051,276) (Note 2)	$105,506,336
Short-term investments, at amortized cost (Note 2)	26,423,218

Total Investments	131,929,554
Receivables from:
Interest and dividends	31,132
Investment adviser (Note 3)	47

Total assets	131,960,733

Liabilities:
Payables for:
Investments purchased	1,464,300
Securities on loan (Note 2)	22,374,584
Directors’ fees and expenses (Note 3)	1,150
Affiliates (Note 3):
Investment management fees	60,977
Administration fees	11,835
Service fees	4,024
Accrued expenses and other liabilities	1,230

Total liabilities	23,918,100

Net assets	$108,042,633

Net assets consist of:
Paid-in capital	$ 88,025,033
Undistributed net investment income	153,144
Accumulated net realized gain on investments	2,409,396
Net unrealized appreciation on investments	17,455,060

$108,042,633

Net assets:
Class A	$ 8,964,411

Class L	$ 11,910,049

Class Y	$ 4,124,244

Class S	$ 83,043,929

Shares outstanding:
Class A	700,407

Class L	928,781

Class Y	321,322

Class S	6,459,570

Net asset value, offering price and redemption price per share:
Class A	$ 12.80

Class L	$ 12.82

Class Y	$ 12.84

Class S	$ 12.86

The accompanying notes are an integral part of the financial statements.

MassMutual Focused Value Fund – Financial Statements (Continued)

Statement of Operations

Six months ended June 30, 2001 (Unaudited)
Investment income: (Note 2)
Dividends	$ 325,099
Interest (including securities lending income of $7,919)	190,915

Total investment income	516,014

Expenses: (Note 2)
Investment management fees (Note 3)	303,287
Custody fees	3,054
Audit and legal fees	2,271
Shareholder reporting fees	782
Directors’ fees (Note 3)	481

309,875
Administration fees (Note 3):
Class A	7,364
Class L	15,302
Class Y	2,392
Class S	30,282
Service fees (Note 3):
Class A	5,505

Total expenses	370,720
Expenses reimbursed (Note 3)	(59)
Net expenses	370,661

Net investment income	145,353

Realized and unrealized gain (loss):
Net realized gain on investment transactions	2,028,958
Net change in unrealized appreciation (depreciation) on investments	14,517,626

Net realized and unrealized gain	16,546,584

Net increase in net assets resulting from operations	$16,691,937

The accompanying notes are an integral part of the financial statements.

MassMutual Focused Value Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	Six months ended June 30, 2001 (Unaudited)	Period ended December 31, 2000*
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$ 145,353	$ 268,397
Net realized gain on investment transactions	2,028,958	380,438
Net change in unrealized appreciation (depreciation) on investments	14,517,626	2,937,434

Net increase in net assets resulting from operations	16,691,937	3,586,269

Distributions to shareholders (Note 2):
From net investment income:
Class A	-	(2,060)
Class L	-	(19,225)
Class Y	-	(2,151)
Class S	-	(237,170)

Total distributions from net investment income	-	(260,606)

Net fund share transactions (Note 5):
Class A	7,524,523	705,012
Class L	4,773,672	5,135,894
Class Y	3,182,842	479,990
Class S	15,555,779	50,667,321

Increase in net assets from net fund share transactions	31,036,816	56,988,217

Total increase in net assets	47,728,753	60,313,880

Net assets:
Beginning of period	60,313,880	-

End of period (including undistributed net investment income of $153,144 and $7,791, respectively)	$108,042,633	$60,313,880

* For the period from May 1, 2000 (commencement of operations) through December 31, 2000.

The accompanying notes are an integral part of the financial statements.

MassMutual Focused Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A				Class L
	Six months ended 6/30/01 (Unaudited)		Period ended 12/31/00†		Six months ended 6/30/01 (Unaudited)		Period ended 12/31/00†

Net asset value, beginning of period	$ 10.51		$ 10.00		$ 10.51		$ 10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.01	)***	0.02	***	0.01	***	0.04	***
Net realized and unrealized gain (loss) on investments	2.30		0.52		2.30		0.51

Total income (loss) from investment operations	2.29		0.54		2.31		0.55

Less distributions to shareholders:
From net investment income	-		(0.03)		-		(0.04)

Net asset value, end of period	$ 12.80		$ 10.51		$ 12.82		$ 10.51

Total Return@	21.79%	**	5.41%	**	21.98%	**	5.48%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$ 8,964		$ 753		$ 11,910		$ 5,432
Ratio of expenses to average daily net assets:
Before expense waiver	1.30%	*	1.31%	*	1.04%	*	1.05%	*
After expense waiver #	1.29%	*	N/A		1.04%	*	N/A
Net investment income (loss) to average daily net assets	(0.15)%	*	0.33%	*	0.13%	*	0.59%	*
Portfolio turnover rate	20%	**	22%	**	20%	**	22%	**

	Class Y				Class S
	Six months ended 6/30/01 (Unaudited)		Period ended 12/31/00†		Six months ended 6/30/01 (Unaudited)		Period ended 12/31/00†
Net asset value, beginning of period	$ 10.52		$10.00		$ 10.53		$ 10.00

Income (loss) from investment operations:
Net investment income	0.02	***	0.05	***	0.02	***	0.06	***
Net realized and unrealized gain (loss) on investments	2.30		0.52		2.31		0.52

Total income (loss) from investment operations	2.32		0.57		2.33		0.58

Less distributions to shareholders:
From net investment income	-		(0.05)		-		(0.05)

Net asset value, end of period	$ 12.84		$10.52		$ 12.86		$ 10.53

Total Return@	22.05%	**	5.66%	**	22.13%	**	5.77%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$ 4,124		$ 502		$83,044		$53,628
Ratio of expenses to average daily net assets:
Before expense waiver	0.90%	*	0.91%	*	0.79%	*	0.83%	*
After expense waiver #	0.90%	*	N/A		0.79%	*	N/A
Net investment income to average daily net assets	0.31%	*	0.75%	*	0.39%	*	0.95%	*
Portfolio turnover rate	20%	**	22%	**	20%	**	22%	**

*	Annualized
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	For the period from May 1, 2000 (commencement of operations) through December 31, 2000.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 1, 2001 through June 30, 2001.
@
Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Value Equity Fund – Portfolio Manager Report

What are the investment objectives and policies for the MassMutual Small Cap Value Equity Fund?

The objective and policies of the Fund are to:
•	achieve long-term growth of capital and income
•
invest primarily in a diversified portfolio of equity securities of smaller companies (companies with market capitalizations within the range of market capitalizations of companies in the Russell 2000 Index)

•	utilize a value-oriented strategy in making investment decisions
•	utilize fundamental analysis to identify companies which
–	are of high investment quality or possess a unique product, market position or operating characteristics
–	offer above-average levels of profitability or superior growth potential
–	are attractively valued in the marketplace

How did the Fund perform during the first half of 2001?

For the six months ending June 30, 2001, the Fund’s Class S shares returned 3.72%, trailing the 6.77% return of the Russell 2000 Index, a broadly based, unmanaged index of 2000 medium- and small-capitalization common stocks.

What factors contributed to the Fund’s performance?

Both the Fund and the Index benefited from the outperformance of the small-cap sector, a trend that continued from 2000. Large-cap stocks had become overpriced after outperforming small-caps for much of the 1990s. Furthermore, the economic slowdown and the resulting earnings deceleration of many growth companies prompted investors to emphasize value, which also helped the Fund. Unfortunately, the Fund’s emphasis on companies with stable earnings growth was a negative influence during the period. While that emphasis helped us to outperform our benchmark during 2000, the companies with the most solid earnings traded at relatively high valuations, a drawback during the first half of 2001.

Can you give examples of stocks you bought or sold during the period?

One example was National Processing, a company that provides software and back-office support for processing financial transactions on and off the Internet. The company operates in a fragmented industry in which there is no dominant player and offers services that are very scalable, meaning they are easily adaptable to clients of various sizes. Moreover, the company has virtually no debt and has consistently generated a 15% to 20% return on equity for a number of years. Another stock we bought was Community Health Systems, which owns approximately 50 hospitals in 20 states. In roughly 80% of the communities in which the company operates, it has the only general hospital in the area. These facilities are well run and generate a healthy cash flow. In the retail sector, we bought Dollar Tree Stores, a discount variety chain. Typically, most items in these stores sell for about one dollar, making the business relatively resistant to economic slowdowns. Trading around twenty times earnings when we bought the stock, Dollar Tree has historically delivered a 25% return on equity.

On the sell side, we disposed of Commerce Bancorp, a good regional bank in the Northeast whose stock hit our target price. Also reaching what we considered to be full valuation were Markel, a property/casualty insurer, and Techne, a manufacturer of proteins, antibodies, assay kits, and other supplies for clinical laboratories. On the other hand, we liquidated our holdings in EGL because of deteriorating fundamentals in the company’s international freight forwarding business. Meanwhile, we sold National Oil Well, a manufacturer of drilling rig components and subsystems for the energy industry, due to slackening demand for drill rigs that we thought might be the beginning of a cyclical trend.

Which stocks most helped or detracted from performance?

BJ’s Wholesale, a “warehouse club” selling everything from discount jewelry to food and automotive supplies, made a positive contribution to performance. The company enjoys strong fundamentals, a long track record of success, and relatively steady earnings growth. BJ’s stock trended up throughout most of the period, stalled for a while, and finished strongly. Another positive contributor was Crossman Communities, a homebuilder whose operations are concentrated in a number of fast-growing areas of the country. While homebuilders in general had a good first half of 2001 because of lower interest rates, Crossman also did well because of some innovative cost-containment techniques in its building processes. We should also mention Spartech, a manufacturer of plastic packaging and molded plastic products of various kinds. High prices for crude oil, a raw material of most plastic products, hurt the stock in the second half of 2000. However, energy prices began to ease in 2001, lowering costs for Spartech.

Detracting from performance was Micrel, a maker of analog semiconductors for the telecommunications industry. Although this stock was a short-term victim of the telecom meltdown, we believe in its long-term potential and maintained our position. Precision Drilling, a land driller operating in Canada and the U.S., declined due to the softening demand for drilling operations that we mentioned earlier. We reduced the Fund’s holdings but still had a small position at the end of the period. Inet Technologies makes software that manages voice and data communications over the telephone and the Internet. The stock plunged in the late winter because of sharply lower earnings estimates. Even in the face of lower earnings prospects, however, the company maintained its market share, and we still held this stock at the end of the period.

What is your outlook?

The first half of 2001 witnessed a tug of war between a slowing economy and decelerating earnings, on the one hand, and aggressive easing of monetary policy by the Federal Reserve Board. So far, the Fed’s actions have had minimal impact on the overall economy, although lower interest rates have helped to keep demand strong in the housing and auto industries. We must remember, however, that monetary policy takes time to work, and it was only in May of 2000 that the Fed stopped raising interest rates. Thus, it might be reasonable to look for some results of the Fed’s easing efforts toward the end of this year or the beginning of 2002. We will continue our search for the stocks of well-run companies with steady earnings growth and reasonable valuations. No matter what the economy is doing, there are always stocks that are priced inefficiently, and those are the ones we try to find.

MassMutual Small Cap Value Equity Fund
Largest Stock Holdings (6/30/01)

Roper Industries, Inc.
New York Community Bancorp, Inc.
White Mountains Insurance Group, Inc.
Eaton Vance Corp.
OM Group, Inc.
Webster Financial Corp.
BJ’s Wholesale Club, Inc.
Microsoft Technology, Inc.
HCC Insurance Holdings, Inc.
Lattice Semiconductor Corp.

MassMutual Small Cap Value Equity Fund – Portfolio Manager Report (Continued)

  Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Small Cap Value Equity Fund Class S and the Russell 2000 Index

MassMutual Small Cap Value Equity Fund Total Return

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

	Year-To-Date	One Year
	1/1/01 - 6/30/01	7/1/00 - 6/30/01

Class S	3.72%	9.04%

Russell 2000 Index	6.77%	0.49%

	Five Year Average Annual	Since Inception Average Annual
	7/1/96 - 6/30/01	10/3/94 - 6/30/01

Class S	10.55%	11.73%

Russell 2000 Index	9.59%	12.38%

Hypothetical Investments in MassMutual Small Cap Value Equity Fund Class A, Class Y and the Russell 2000 Index

MassMutual Small Cap Value Equity Fund Total Return

	Year-To-Date	One Year
	1/1/01 - 6/30/01	7/1/00 - 6/30/01

Class A	3.44%	8.48%
Class Y	3.73%	8.95%

Russell 2000 Index	6.77%	0.49%

	Since Inception Average Annual
	1/1/98 - 6/30/01

	1.66%
	2.08%

Russell 2000 Index	5.93%

Hypothetical Investments in MassMutual Small Cap Value Equity Fund Class L and the Russell 2000 Index

MassMutual Small Cap Value Equity Fund Total Return

	Year-To-Date	One Year
	1/1/01 - 6/30/01	7/1/00 - 6/30/01

Class L	3.59%	8.75%

Russell 2000 Index	6.77%	0.49%

	Since Inception Average Annual
	5/3/99 - 6/30/01

Class L	9.44%

Russell 2000 Index	9.54%

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Small Cap Value Equity Fund – Portfolio of Investments

June 30, 2001 (Unaudited)

	Number of Shares	Market Value

EQUITIES — 91.5%

Advertising — 1.3%
Penton Media, Inc.	462,100	$ 8,086,750

Air Transportation — 2.1%
SkyWest, Inc.	463,400	12,975,200

Automotive & Parts — 0.0%
Monaco Coach Corp.*	100	3,320
Oshkosh Truck Corp.	100	4,425

		7,745

Banking, Savings & Loans — 13.0%
Banknorth Group, Inc.	624,352	14,141,573
First Republic Bank*	420,200	10,294,900
Hudson City Bancorp, Inc.	497,900	11,496,511
New York Community Bancorp, Inc.	690,550	25,999,208
Webster Financial Corp.	565,748	18,545,219

		80,477,411

Chemicals — 5.0%
OM Group, Inc.	354,900	19,963,125
Spartech Corp.	462,500	11,169,375

		31,132,500

Commercial Services — 4.7%
ABM Industries, Inc.	373,600	13,916,600
Advo, Inc.*	277,900	9,490,285
G&K Services, Inc. Cl. A	100	2,690
National Processing, Inc.*	203,900	5,709,200
Stewart Enterprises, Inc. Cl. A	100	730

		29,119,505

Communications — 2.3%
CT Communications, Inc.	582,800	10,816,768
Inet Technologies, Inc.*	400,100	3,276,819

		14,093,587

Electrical Equipment & Electronics — 13.0%
Cognex Corp.*	388,600	13,154,110
Keithley Instruments, Inc.	281,700	6,000,210
Lattice Semiconductor Corp.*	661,000	16,128,400
Micrel, Inc.*	373,800	12,335,400
Microchip Technology, Inc.*	496,000	16,988,000
Teleflex, Inc.	366,500	16,126,000

		80,732,120

Energy — 0.7%
Precision Drilling Corp.*	146,800	4,586,032

	Number of Shares	Market Value

Financial Services — 4.3%
Eaton Vance Corp.	581,800	$ 20,246,640
W.P. Stewart & Co. Limited	266,200	6,521,900

		26,768,540

Healthcare — 1.9%
Community Health Systems, Inc.*	389,500	11,490,250

Home Construction, Furnishings & Appliances — 4.1%
KB HOME	100	3,017
La-Z-Boy, Inc.	752,600	13,923,100
Miller (Herman), Inc.	460,700	11,148,940

		25,075,057

Household Products — 0.7%
RPM, Inc.	495,900	4,562,280

Industrial – Diversified — 1.7%
Carlisle Companies, Inc.	295,100	10,290,137

Insurance — 8.4%
Annuity and Life Re (Holdings) Limited	224,400	8,022,300
HCC Insurance Holdings, Inc.	676,500	16,574,250
Odyssey Re Holdings Corp.*	75,100	1,357,057
StanCorp Financial Group, Inc.	101,900	4,829,041
State Auto Financial Corp.	100	1,639
White Mountains Insurance Group, Inc.	56,000	21,070,000

		51,854,287

Lodging — 0.0%
Orient-Express Hotels Limited*	100	2,205

Machinery & Components — 6.9%
Briggs & Stratton Corp.	100	4,210
Hardinge, Inc.	443,750	6,425,500
Helix Technology Corp.	324,300	9,884,664
Roper Industries, Inc.	634,900	26,507,075

		42,821,449

Medical Supplies — 4.9%
Biomet, Inc.	213,500	10,260,810
Coherent, Inc.*	334,700	12,106,099
Invacare Corp.	211,800	8,181,834

		30,548,743

Miscellaneous — 2.0%
Crossmann Communities, Inc.	313,100	12,426,939

	Number of Shares	Market Value

Prepackaged Software — 1.8%
Symantec Corp.*	256,100	$ 11,189,009

Real Estate — 1.6%
Mid-Atlantic Realty Trust	776,800	9,710,000

Retail — 5.3%
BJ’s Wholesale Club, Inc.*	333,900	17,783,514
Dollar Tree Stores, Inc.*	527,800	14,693,952

		32,477,466

Transportation — 5.8%
C.H. Robinson Worldwide, Inc.	530,400	14,792,856
Expeditors International of Washington, Inc.	143,100	8,585,857
M.S. Carriers, Inc.*	409,700	12,581,887

		35,960,600

TOTAL EQUITIES (Cost $464,243,496)		566,387,812

		Principal Amount

SHORT-TERM INVESTMENTS — 10.1%
Cash Equivalents — 1.9%
AT&T**
3.980%	07/19/2001	$ 476,863	476,863
Banc One Bank Note**
4.060%	07/02/2001	207,708	207,708
First Union II**
4.000%	03/12/2002	692,360	692,360
Fleet National Bank Note**
4.210%	10/31/2001	164,831	164,831
GMAC Bank Note**
4.110%	03/08/2002	346,180	346,180
Goldman Sachs Bank Note**
3.840%	03/21/2002	346,180	346,180
Merrill Lynch Bank Note**
3.940%	04/05/2002	484,652	484,652
Merrimac Money Market Fund**
4.120%	07/02/2001	5,382,184	5,382,184
Morgan Stanley Dean Witter & Co.**
3.960%	07/16/2001	207,708	207,708
Morgan Stanley Dean Witter & Co.**
3.980%	09/14/2001	415,416	415,416
Provident Institutional Money Market Fund**
4.000%	07/02/2001	1,384,719	1,384,719
Royal Bank of Canada Eurodollar Time Deposit**
4.000%	07/02/2001	1,538,539	1,538,539

			11,647,340

(Continued)

The accompanying notes are an integral part of the financial statements.
MassMutual Small Cap Value Equity Fund – Portfolio of Investments (Continued)

	Principal Amount	Market Value

Repurchase Agreement — 8.2%
Investors Bank & Trust Company Repurchase Agreement, dated 06/29/2001, 3.08%, due 07/02/2001 (a)	$50,563,268	$ 50,563,268

TOTAL SHORT-TERM INVESTMENTS (At Amortized Cost)	62,210,608

TOTAL INVESTMENTS — 101.6% (Cost $526,454,104)***	628,598,420

Other Assets/ (Liabilities) — (1.6%)	(9,769,915)

NET ASSETS — 100.0%	$618,828,505

Notes to Portfolio of Investments

*	Non-income producing security.

**	Represents investment of security lending collateral. (Note 2).

***	Aggregate cost for Federal tax purposes. (Note 7).

(a)
Maturity value of $50,576,245. Collateralized by U.S. Government Agency obligations with a rate of 6.500%, maturity dates of 02/16/2031-05/15/2031, and aggregate market value, including accrued interest, of $53,091,544.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Value Equity Fund – Financial Statements

Statement of Assets and Liabilities

June 30, 2001 (Unaudited)
Assets:
Investments, at value (cost $464,243,496) (Note 2)	$566,387,812
Short-term investments, at amortized cost (Note 2)	62,210,608

Total Investments	628,598,420
Cash	5,040,646
Receivables from:
Investments sold	8,210,441
Interest and dividends	196,757

Total assets	642,046,264

Liabilities:
Payables for:
Investments purchased	11,197,185
Fund shares repurchased	1,457
Securities on loan (Note 2)	11,647,340
Directors’ fees and expenses (Note 3)	3,783
Affiliates (Note 3):
Investment management fees	284,069
Administration fees	50,330
Service fees	3,765
Accrued expenses and other liabilities	29,830

Total liabilities	23,217,759

Net assets	$618,828,505

Net assets consist of:
Paid-in capital	$500,651,453
Undistributed net investment income	1,737,918
Accumulated net realized gain on investments	14,294,818
Net unrealized appreciation on investments	102,144,316

$618,828,505

Net assets:
Class A	$ 7,647,513

Class L	$ 36,432,183

Class Y	$ 7,860,442

Class S	$566,888,367

Shares outstanding:
Class A	553,227

Class L	2,628,504

Class Y	566,021

Class S	40,691,931

Net asset value, offering price and redemption price per share:
Class A	$ 13.82

Class L	$ 13.86

Class Y	$ 13.89

Class S	$ 13.93

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Value Equity Fund – Financial Statements (Continued)

Statement of Operations

Six months ended June 30, 2001 (Unaudited)
Investment income: (Note 2)
Dividends	$ 2,860,872
Interest (including securities lending income of $13,931)	691,462

Total investment income	3,552,334

Expenses: (Note 2)
Investment management fees (Note 3)	1,704,317
Custody fees	28,466
Audit and legal fees	13,774
Shareholder reporting fees	5,969
Directors’ fees (Note 3)	4,411

1,756,937
Administration fees (Note 3):
Class A	8,970
Class L	49,184
Class Y	6,282
Class S	230,734
Service fees (Note 3):
Class A	6,704

Total expenses	2,058,811

Net investment income	1,493,523

Realized and unrealized gain (loss):
Net realized gain on investment transactions	21,254,571
Net change in unrealized appreciation (depreciation) on investments	(2,176,959)

Net realized and unrealized gain	19,077,612

Net increase in net assets resulting from operations	$20,571,135

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Value Equity Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	Six months ended June 30, 2001 (Unaudited)	Year ended December 31, 2000
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$ 1,493,523	$ 4,006,045
Net realized gain on investment transactions	21,254,571	60,193,996
Net change in unrealized appreciation (depreciation) on investments	(2,176,959)	15,645,751

Net increase in net assets resulting from operations	20,571,135	79,845,792

Distributions to shareholders (Note 2):
From net investment income:
Class A	-	(21,005)
Class L	-	(130,228)
Class Y	-	(46,246)
Class S	-	(3,771,853)

Total distributions from net investment income	-	(3,969,332)

From net realized gains:
Class A	-	(439,592)
Class L	-	(2,537,896)
Class Y	-	(832,437)
Class S	-	(66,866,095)

Total distributions from net realized gains	-	(70,676,020)

In excess of net realized gains:
Class A	-	(42,992)
Class L	-	(248,207)
Class Y	-	(81,413)
Class S	-	(6,539,536)

Total distributions in excess of net realized gains	-	(6,912,148)

Net fund share transactions (Note 5):
Class A	3,230,571	4,023,642
Class L	11,879,480	22,486,011
Class Y	139,744	3,834,490
Class S	(31,389,244)	(60,721,635)

Decrease in net assets from net fund share transactions	(16,139,449)	(30,377,492)

Total increase (decrease) in net assets	4,431,686	(32,089,200)

Net assets:
Beginning of period	614,396,819	646,486,019

End of period (including undistributed net investment income of $1,737,918 and $244,395, respectively)	$618,828,505	$614,396,819

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Value Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Six months ended 6/30/01 (Unaudited)		Year ended 12/31/00	Year ended 12/31/99	Year ended 12/31/98†
Net asset value, beginning of period	$ 13.36		$ 13.56	$14.07	$17.48

Income (loss) from investment operations:
Net investment income	0.00	+***	0.01 ***	0.07 ***	0.03 ***
Net realized and unrealized gain (loss) on investments	0.46		1.82	(0.13)	(1.78)

Total income (loss) from investment operations	0.46		1.83	(0.06)	(1.75)

Less distributions to shareholders:
From net investment income	-		(0.08)	(0.09)	(0.12)
From net realized gains	-		(1.78)	(0.36)	(1.54)
In excess of net realized gains	-		(0.17)	-	-

Total distributions	-		(2.03)	(0.45)	(1.66)

Net asset value, end of period	$ 13.82		$ 13.36	$13.56	$14.07

Total Return@	3.44%	**	13.68%	(0.36)%	(9.58)%

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$ 7,648		$ 4,093	$ 262	$ 174
Net expenses to average daily net assets	1.19%	*	1.19%	1.22%	1.30%
Net investment income to average daily net assets	0.01%	*	0.07%	0.49%	0.19%
Portfolio turnover rate	43%	**	61%	34%	31%

	Class L
	Six months ended 6/29/01 (Unaudited)		Year ended 12/31/00	Period ended 12/31/99++
Net asset value, beginning of period	$ 13.38		$ 13.55	$13.66

Income (loss) from investment operations:
Net investment income	0.02	***	0.05 ***	0.08 ***
Net realized and unrealized gain (loss) on investments	0.46		1.82	0.32

Total income (loss) from investment operations	0.48		1.87	0.40

Less distributions to shareholders:
From net investment income	-		(0.09)	(0.15)
From net realized gains	-		(1.78)	(0.36)
In excess of net realized gains	-		(0.17)	-

Total distributions	-		(2.04)	(0.51)

Net asset value, end of period	$ 13.86		$ 13.38	$13.55

Total Return@	3.59%	**	13.97%	2.97% **

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$36,432		$22,795	$1,634
Net expenses to average daily net assets	0.93%	*	0.94%	0.94% *
Net investment income to average daily net assets	0.28%	*	0.34%	0.83% *
Portfolio turnover rate	43%	**	61%	34% **

*	Annualized
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	Amounts have been restated to reflect reverse stock splits.
+	Net investment income is less than $0.01 per share.
++	For the period from May 3, 1999 (commencement of operations) through December 31, 1999.
@
Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total Return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Value Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Six months ended 6/30/01 (Unaudited)		Year ended 12/31/00	Year ended 12/31/99	Year ended 12/31/98†
Net asset value, beginning of period	$ 13.39		$ 13.56	$ 14.06	$ 17.51

Income (loss) from investment operations:
Net investment income	0.03	***	0.08 ***	0.12 ***	0.11 ***
Net realized and unrealized gain (loss) on investments	0.47		1.79	(0.11)	(1.81)

Total income (loss) from investment operations	0.50		1.87	0.01	(1.70)

Less distributions to shareholders:
From net investment income	-		(0.09)	(0.15)	(0.21)
From net realized gains	-		(1.78)	(0.36)	(1.54)
In excess of net realized gains	-		(0.17)	-	-

Total distributions	-		(2.04)	(0.51)	(1.75)

Net asset value, end of period	$ 13.89		$ 13.39	$ 13.56	$ 14.06

Total Return@	3.73%	**	14.02%	0.13%	(9.25)%

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$ 7,860		$ 7,444	$ 3,990	$ 568
Net expenses to average daily net assets	0.78%	*	0.78%	0.80%	0.85%
Net investment income to average daily net assets	0.42%	*	0.54%	0.86%	0.67%
Portfolio turnover rate	43%	**	61%	34%	31%

	Class S (1)
	Six months ended 6/30/01 (Unaudited)		Year ended 12/31/00	Year ended 12/31/99	Year ended 12/31/98	Year ended 12/31/97	Year ended 12/31/96
Net asset value, beginning of period	$ 13.43		$ 13.58	$ 14.06	$ 16.61	$ 13.43	$ 11.44

Income (loss) from investment operations:
Net investment income	0.03	***	0.10 ***	0.14 ***	0.13	0.13	0.31
Net realized and unrealized gain (loss) on investments	0.47		1.80	(0.11)	(1.67)	4.73	2.29

Total income (loss) from investment operations	0.50		1.90	0.03	(1.54)	4.86	2.60

Less distributions to shareholders:
From net investment income	-		(0.10)	(0.15)	(0.13)	(0.14)	(0.30)
From net realized gains	-		(1.78)	(0.36)	(0.88)	(1.54)	(0.31)
In excess of net realized gains	-		(0.17)	-	-	-	-

Total distributions	-		(2.05)	(0.51)	(1.01)	(1.68)	(0.61)

Net asset value, end of period	$ 13.93		$ 13.43	$ 13.58	$ 14.06	$ 16.61	$ 13.43

Total Return@	3.72%	**	14.19%	0.25%	(9.02)%	36.36%	22.82%

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$566,888		$580,065	$640,600	$682,578	$690,378	$456,935
Ratio of expenses to average daily net assets:
Before expense waiver	0.68%	*	0.68%	0.67%	0.64%	0.65%	0.65%
After expense waiver #	N/A		N/A	N/A	N/A	0.64%	0.61%
Net investment income to average daily net assets	0.53%	*	0.68%	1.03%	0.86%	0.89%	2.40%
Portfolio turnover rate	43%	**	61%	34%	31%	31%	28%

*	Annualized
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	Amounts have been restated to reflect reverse stock splits.
(1)	Class S shares were previously designated as Class 4 shares.
#	Computed after giving effect to the voluntary partial waiver of management fee by MassMutual, which terminated May 1, 1997.
@
Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total Return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.
MassMutual Mid Cap Growth Equity Fund – Portfolio Manager Report

What are the investment objectives and policies for the MassMutual Mid Cap Growth Equity Fund?

The objective and policies of the Fund are to:
•	achieve long-term capital growth
•	invest primarily in a diversified portfolio of equity securities having capitalizations in the range of companies included in the S&P Mid Cap 400 Index
•	utilize a growth-oriented strategy in making investment decisions
•	utilize fundamental analysis to identify companies which
–	are of high investment quality or possess a unique product, market position or operating characteristics
–	offer above-average levels of profitability or superior growth potential

How did the Fund perform during the first half of 2001?

The Fund’s performance reflected the deteriorating environment for growth stocks. For the six months ending June 30, 2001, the Fund’s Class S shares returned -17.62%, well behind the 3.88% return of the Russell 2500 Index, a broadly based, unmanaged index of 2500 medium- and small-capitalization common stocks. However, the Fund was more in line with the -12.96% return of the Russell Mid Cap Growth Index, which tracks the performance of mid-cap growth stocks.

What factors contributed to the Fund’s performance?

Small- and medium-capitalization growth stocks experienced sharp declines in the first quarter, as what began in the fall of 2000 as a sharp inventory correction in technology and telecommunications companies broadened out to include virtually all sectors. The Federal Reserve Board managed to stem the tide by aggressively cutting short-term interest rates in January, which sparked a rally for most of that month. However, negative news on earnings eventually overwhelmed the favorable influence of lower interest rates, leading to steep declines in the popular market averages in February and March.

Stock selection in the technology and heavy industry sectors were particularly damaging to relative performance, as our holdings in the wireless and CLEC (competitive local exchange carriers) groups declined substantially. Our industrial holdings detracted from performance since we did not own the most cyclical stocks, which rallied despite reporting disappointing earnings.

We began the period with a barbell approach divided roughly equally between stable growers and aggressive growers. As the quarter progressed, we migrated to a greater emphasis on stable growers both across and within sectors. For example, our technology weighting, which had been approximately 27% in the third quarter of 2000, fell to just over 18% at the end of March 2001. Within technology, we focused on the more stable subsectors, such as software and services, and reduced exposure to the more cyclical telecommunications equipment and semiconductor groups. Sectors where we increased weightings included health care, finance, utilities, consumer staples, and aerospace. In healthcare, one of the Fund’s largest sectors, we reduced biotechnology holdings in favor of specialty pharmaceuticals, life science technology, drug distribution, hospitals, and healthcare services.

What happened in the second quarter?

Small- and mid-cap growth stocks rebounded in the second quarter. An increasing sense that stocks might have reached a bottom, coupled with continued aggressive easing by the Fed, produced a powerful rally in April. During the latter part of the quarter, the rally faded, as mixed economic data and more earnings disappointments weighed on the market. The Fund turned in a gain of 9.7% for the quarter, compared with 13.7% for the benchmark. Within the benchmark, every sector except for energy posted a positive return, with healthcare and technology enjoying the strongest performance.

Our underperformance versus the Russell Index was again attributable primarily to stock selection, especially in the healthcare, technology, and energy sectors. In healthcare, our absolute performance was excellent, but the Fund’s relative returns suffered because of several strong stocks we did not own. In technology, Exodus Communications detracted from performance compared with the benchmark. In late June the company issued an earnings warning, causing its stock to plummet. Meanwhile, several of our oil and natural gas drillers underperformed due to concerns about potential weakening of natural gas prices over the near term.
MassMutual Mid Cap Growth Equity Fund – Portfolio Manager Report (Continued)

Although we did some selective buying of more aggressive growers, we maintained our emphasis on stable growth. We increased the Fund’s technology weighting from approximately 19% at the end of the first quarter to roughly 25% on June 30. Most of our buying was in storage and semiconductor capital equipment, two industries that we think should be some of the first to benefit when technology spending begins to rebound.

What is your outlook?

Over the near term, we look for continued volatility in stocks and expect that we will get some good opportunities to add to our aggressive growth positions during the second half of 2001. Over the longer term, we are positive on the stock market and the economy, especially in light of the six cuts in interest rates by the Federal Reserve Board. However, we are looking for evidence of a pickup in orders and progress in working off excess inventories before committing more wholeheartedly to the aggressive growth side of the portfolio. We are beginning to see some encouraging signs already and expect to gradually pare back our defensive positions as things improve.

We regret that the Fund has encountered such a difficult environment over the past year or so. However, we are cognizant that no investment style works in every market and remain confident in our research, which shows that stocks with superior fundamental characteristics—particularly upward earnings-estimate revisions—tend to outperform the market over the long term.

MassMutual Mid Cap Growth Equity Fund
Largest Stock Holdings (6/30/01)

Electronic Arts, Inc.
Lincare Holdings, Inc.
Precision Castparts Corp.
Fiserv, Inc.
Qlogic Corp.
BMC Software, Inc.
Express Scripts, Inc. Cl. A
Lamar Advertising Co.
Western Wireless Corp. Cl. A
Concord EFS, Inc.

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Mid Cap Growth Equity Fund Class S, Class A, Class Y, Class L and the Russell 2500 Index

MassMutual Mid Cap Growth Equity Fund
Total Return
	Year-To-Date 1/1/01-6/30/01	One Year 7/1/00-6/30/01	Since Inception Average Annual 5/3/99-6/30/01

Class S	-17.62%	-27.23%	3.03%
Class A	-17.75%	-27.56%	2.62%
Class Y	-17.70%	-27.36%	2.98%
Class L	-17.75%	-27.42%	2.85%

Russell 2500 Index	3.88%	2.48%	12.70%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2500 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Mid Cap Growth Equity Fund – Portfolio of Investments

June 30, 2001 (Unaudited)

	Number of Shares	Market Value

EQUITIES — 94.5%

Advertising — 1.8%
Lamar Advertising Co.*	67,700	$ 2,978,800

Aerospace & Defense — 0.7%
Embraer-Empresa Brasileira de Aeronautica SA Sponsored†	28,400	1,109,020

Broadcasting, Publishing & Printing — 3.6%
The McGraw-Hill Companies, Inc.	18,500	1,223,775
Time Warner Telecom, Inc. Cl. A*	35,200	1,179,904
USA Networks, Inc.*	74,600	2,102,974
Westwood One, Inc.*	39,700	1,462,945

		5,969,598

Building Materials & Construction — 0.7%
Cabot Microelectronics Corp.*	19,400	1,202,800

Commercial Services — 10.1%
Allied Waste Industries, Inc.*	89,000	1,662,520
Apollo Group, Inc. Cl. A*	54,250	2,302,912
Concord EFS, Inc.*	56,450	2,935,964
Flour Corp.	29,900	1,349,985
PerkinElmer, Inc.	70,900	1,951,877
Quanta Services, Inc.*	71,000	1,564,840
Quest Diagnostics, Inc.*	33,400	2,499,990
Quintiles Transnational Corp.*	52,500	1,325,625
Service Corp. International*	215,400	1,369,944

		16,963,657

Communications — 7.2%
ADC Telecommunications, Inc.*	182,400	1,203,840
Andrew Corp.*	48,800	900,360
L-3 Communications Holdings, Inc.*	14,130	1,078,119
McDATA Corp. Cl. B*	71,600	1,563,744
McLeodUSA, Inc.*	283,300	1,300,347
Openwave Systems, Inc.*	72,400	2,512,280
Polycom, Inc.*	88,300	2,038,847
Scientific-Atlanta, Inc.	32,900	1,335,740
Viasat, Inc.*	3,000	71,640

		12,004,917

	Number of Shares	Market Value

Computer Integrated Systems Design — 0.8%
Cadence Design Systems, Inc.*	21,200	$ 394,956
Synopsys, Inc.*	20,400	987,156

		1,382,112

Computers & Information — 3.5%
Comverse Technology, Inc.*	17,900	1,031,398
Extreme Networks*	63,700	1,879,150
International Game Technology*	33,500	2,102,125
Symbol Technologies, Inc.	38,150	846,930

		5,859,603

Data Processing and Preparation — 3.7%
Fiserv, Inc.*	49,000	3,135,020
Homestore.com, Inc.*	45,600	1,594,176
SEI Investments Co.	29,300	1,388,820

		6,118,016

Electric Utilities — 2.8%
Allegheny Energy, Inc.	22,611	1,090,981
Mirant Corp.*	60,900	2,094,960
Orion Power Holdings, Inc.*	43,000	1,023,830
Reliant Resources, Inc.*	20,600	508,820

		4,718,591

Electrical Equipment & Electronics — 9.7%
Celestica, Inc.*	57,000	2,935,500
Fairchild Semiconductor International Cl. A*	22,600	519,800
Finisar Corp.*	90,800	1,696,144
Flextronics International Limited*	30,900	806,799
Kla-Tencor Corp.*	27,800	1,625,466
MIPS Technologies, Inc. Cl. B*	74,000	710,400
Novellus Systems, Inc.*	28,900	1,641,231
Nvidia Corp.*	17,000	1,576,750
Qlogic Corp.*	47,400	3,054,930
SCI Systems, Inc.*	63,700	1,624,350

		16,191,370

Energy — 4.8%
BJ Services Co.*	52,700	1,495,626
Ensco International, Inc.	38,300	896,220
Global Marine, Inc.*	53,100	989,253
Hanover Compressor Co.*	36,000	1,191,240
Kinder Morgan, Inc.	18,000	904,500

	Number of Shares	Market Value

Nabors Industries, Inc.*	24,700	$ 918,840
Santa Fe International Corp.	40,900	1,186,100
Tidewater, Inc.	10,200	384,540

		7,966,319

Financial Services — 1.6%
Instinet Group, Inc.*	73,100	1,362,584
USA Education, Inc.	19,100	1,394,300

		2,756,884

Healthcare — 7.7%
Caremark Rx, Inc.*	113,000	1,858,850
Express Scripts, Inc. Cl. A*	54,400	2,993,632
Health Management Associates Cl. A*	102,800	2,162,912
Lincare Holdings, Inc.*	118,600	3,559,186
Tenet Healthcare Corp.*	46,700	2,409,253

		12,983,833

Insurance — 2.6%
Everest Re Group Limited	36,000	2,692,800
MGIC Investment Corp.	22,500	1,634,400

		4,327,200

Internet Software — 0.4%
Exodus Communications, Inc.*	353,500	728,210

Lodging — 0.8%
MGM Grand, Inc.*	47,400	1,420,104

Machinery & Components — 0.9%
Lam Research Corp.*	50,300	1,491,395

Media — 0.6%
Cablevision Systems Corp.- Rainbow Media Group*	37,650	971,370

Medical Supplies — 3.7%
Allergan, Inc.	15,800	1,350,900
Mettler-Toledo International, Inc.*	35,700	1,544,025
St. Jude Medical, Inc.*	29,500	1,770,000
Stryker Corp.	27,500	1,508,375

		6,173,300

Metals & Mining — 2.9%
Precision Castparts Corp.	88,000	3,292,960
The Shaw Group, Inc.*	38,400	1,539,840

		4,832,800

(Continued)

The accompanying notes are an integral part of the financial statements.
MassMutual Mid Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value

Pharmaceuticals — 5.0%
Biovail Corp.*	63,000	$ 2,740,500
Forest Laboratories, Inc. Cl. A*	24,500	1,739,500
Genzyme Corp.*	42,100	2,568,100
Sigma-Aldrich Corp.	34,600	1,336,252

		8,384,352

Prepackaged Software — 9.3%
BMC Software, Inc.*	134,900	3,040,646
Electronic Arts, Inc.*	63,000	3,647,700
Internet Security Systems, Inc.*	34,000	1,651,040
Peregrine Systems, Inc.*	87,100	2,525,900
Rational Software Corp.*	75,200	2,109,360
Sungard Data Systems, Inc.*	88,200	2,646,882

		15,621,528

Retail — 3.8%
Bed Bath & Beyond, Inc.*	85,900	2,577,000
BJ’s Wholesale Club, Inc.*	32,700	1,741,602
J.C. Penney Co., Inc.	75,800	1,998,088

		6,316,690

Telephone Utilities — 3.0%
TeleCorp PCS, Inc. Cl. A*	110,888	2,147,901
Western Wireless Corp. Cl. A*	68,700	2,954,100

		5,102,001

Tobacco — 1.2%
RJ Reynolds Tobacco Holdings, Inc.	35,900	1,960,140

Transportation — 1.6%
Canadian Pacific Limited	69,800	2,704,750

TOTAL EQUITIES (Cost $169,619,223)		158,239,360

		Principal Amount

SHORT-TERM INVESTMENTS — 33.2%
Cash Equivalents — 27.6%
AT&T**
3.980%	07/19/2001	$2,294,898	2,294,898
Banc One Bank Note**
4.060%	07/02/2001	825,734	825,734
First Union II**
4.000%	03/12/2002	7,120,109	7,120,109
Fleet National Bank Note**
4.210%	10/31/2001	1,479,200	1,479,200
GMAC Bank Note**
4.110%	03/08/2002	2,995,990	2,995,990

MassMutual Mid Cap Growth Equity Fund – Financial Statements

Statement of Assets and Liabilities

June 30, 2001 (Unaudited)
Assets:
Investments, at value (cost $169,619,223) (Note 2)	$158,239,360
Short-term investments, at amortized cost (Note 2)	55,709,102

Total Investments	213,948,462
Receivables from:
Investments sold	1,855,350
Interest and dividends	104,354
Foreign taxes withheld	637
Investment adviser (Note 3)	1,922

Total assets	215,910,725

Liabilities:
Payables for:
Investments purchased	1,899,146
Fund shares repurchased	17,091
Securities on loan (Note 2)	46,303,543
Directors’ fees and expenses (Note 3)	2,251
Affiliates (Note 3):
Investment management fees	93,190
Administration fees	22,582
Service fees	16,958
Accrued expenses and other liabilities	30,976

Total liabilities	48,385,737

Net assets	$167,524,988

Net assets consist of:
Paid-in capital	$232,969,559
Undistributed net investment loss	(447,993)
Distributions in excess of net realized gains on investments	(53,616,715)
Net unrealized depreciation on investments	(11,379,863)

$167,524,988

Net assets:
Class A	$ 29,650,649

Class L	$ 28,905,007

Class Y	$ 13,416,261

Class S	$ 95,553,071

Shares outstanding:
Class A	3,093,398

Class L	2,997,162

Class Y	1,387,622

Class S	9,869,444

Net asset value, offering price and redemption price per share:
Class A	$ 9.59

Class L	$ 9.64

Class Y	$ 9.67

Class S	$ 9.68

The accompanying notes are an integral part of the financial statements.
MassMutual Mid Cap Growth Equity Fund – Financial Statements (Continued)

Statement of Operations

Six months ended June 30, 2001 (Unaudited)
Investment income: (Note 2)
Dividends (net of withholding tax of $2,842)	$ 200,492
Interest (including securities lending income of $53,204)	167,855

Total investment income	368,347

Expenses: (Note 2)
Investment management fees (Note 3)	624,764
Custody fees	37,308
Audit and legal fees	5,513
Shareholder reporting fees	1,990
Directors’ fees (Note 3)	1,632

671,207
Administration fees (Note 3):
Class A	40,955
Class L	41,205
Class Y	20,222
Class S	43,482
Service fees (Note 3):
Class A	33,297

Total expenses	850,368
Expenses reimbursed (Note 3)	(35,287)
Net expenses	815,081

Net investment loss	(446,734)

Realized and unrealized gain (loss):
Net realized loss on investment transactions	(42,582,258)
Net change in unrealized appreciation (depreciation) on investments	693,316

Net realized and unrealized loss	(41,888,942)

Net decrease in net assets resulting from operations	$(42,335,676)

The accompanying notes are an integral part of the financial statements.
MassMutual Mid Cap Growth Equity Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	Six months ended June 30, 2001 (Unaudited)	Year ended December 31, 2000
Increase (Decrease) in Net Assets:
Operations:
Net investment loss	$ (446,734)	$ (906,855)
Net realized gain (loss) on investment transactions	(42,582,258)	5,301,868
Net change in unrealized appreciation (depreciation) on investments	693,316	(35,037,188)

Net decrease in net assets resulting from operations	(42,335,676)	(30,642,175)

Distributions to shareholders (Note 2):
From net realized gains:
Class A	-	(1,028,027)
Class L	-	(1,254,478)
Class Y	-	(2,305,181)
Class S	-	(5,621,075)

Total distributions from net realized gains	-	(10,208,761)

In excess of net realized gains:
Class A	-	(1,019,980)
Class L	-	(1,244,660)
Class Y	-	(2,287,140)
Class S	-	(5,577,081)

Total distributions in excess of net realized gains	-	(10,128,861)

Tax return of capital:
Class A	-	(14,595)
Class L	-	(17,811)
Class Y	-	(32,728)
Class S	-	(79,805)

Total tax return of capital	-	(144,939)

Net fund share transactions (Note 5):
Class A	9,374,125	30,235,241
Class L	6,678,809	28,525,570
Class Y	(23,098,944)	16,509,840
Class S	(3,679,740)	88,885,337

Increase (decrease) in net assets from net fund share transactions	(10,725,750)	164,155,988

Total increase (decrease) in net assets	(53,061,426)	113,031,252

Net assets:
Beginning of period	220,586,414	107,555,162

End of period (including undistributed net investment loss of $447,993 and $1,259, respectively)	$167,524,988	$220,586,414

The accompanying notes are an integral part of the financial statements.

MassMutual Mid Cap Growth Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A						Class L
	Six months ended 6/30/01 (Unaudited)		Year ended 12/31/00		Period ended 12/31/99†		Six months ended 6/30/01 (Unaudited)		Year ended 12/31/00		Period ended 12/31/99†
Net asset value, beginning of period	$ 11.66		$ 13.90		$ 10.00		$ 11.72		$ 13.93		$ 10.00

Income (loss) from investment operations:
Net investment loss	(0.04	)***	(0.13	)***	(0.07	)***	(0.03	)***	(0.09	)***	(0.05	)***
Net realized and unrealized gain (loss) on investments	(2.03)		(0.84)		3.97		(2.05)		(0.85)		3.98

Total income (loss) from investment operations	(2.07)		(0.97)		3.90		(2.08)		(0.94)		3.93

Less distributions to shareholders:
From net realized gains	-		(0.63)		-		-		(0.63)		-
In excess of net realized gains	-		(0.63)		-		-		(0.63)		-
Tax return of capital	-		(0.01)		-		-		(0.01)		-

Total distributions	-		(1.27)		-		-		(1.27)		-

Net asset value, end of period	$ 9.59		$ 11.66		$ 13.90		$ 9.64		$ 11.72		$ 13.93

Total Return@	(17.75)%	**	(7.49)%		39.00%	**	(17.75)%	**	(7.26)%		39.30%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$ 29,651		$ 25,239		$ 682		$ 28,905		$ 27,061		$ 4,642
Ratio of expenses to average daily net assets:
Before expense waiver	1.31%	*	1.33%		1.36%	*	1.06%	*	1.08%		1.12%	*
After expense waiver #	1.27%	*	1.28%		N/A		1.02%	*	1.03%		N/A
Net investment loss to average daily net assets	(0.84)%	*	(0.91)%		(0.86)%	*	(0.59)%	*	(0.65)%		(0.63)%	*
Portfolio turnover rate	81%	**	153%		127%	**	81%	**	153%		127%	**

	Class Y						Class S
	Six months ended 6/30/01 (Unaudited)		Year ended 12/31/00		Period ended 12/31/99†		Six months ended 6/30/01 (Unaudited)		Year ended 12/31/00		Period ended 12/31/99†
Net asset value, beginning of period	$ 11.75		$ 13.94		$ 10.00		$ 11.75		$ 13.94		$ 10.00

Income (loss) from investment operations:
Net investment loss	(0.03	)***	(0.07	)***	(0.04	)***	(0.02	)***	(0.06	)***	(0.02	)***
Net realized and unrealized gain (loss) on investments	(2.05)		(0.85)		3.98		(2.05)		(0.86)		3.96

Total income (loss) from investment operations	(2.08)		(0.92)		3.94		(2.07)		(0.92)		3.94

Less distributions to shareholders:
From net realized gains	-		(0.63)		-		-		(0.63)		-
In excess of net realized gains	-		(0.63)		-		-		(0.63)		-
Tax return of capital	-		(0.01)		-		-		(0.01)		-

Total distributions	-		(1.27)		-		-		(1.27)		-

Net asset value, end of period	$ 9.67		$ 11.75		$ 13.94		$ 9.68		$ 11.75		$ 13.94

Total Return@	(17.70)%	**	(7.11)%		39.40%	**	(17.62)%	**	(7.11)%		39.40%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$ 13,416		$ 48,079		$ 41,952		$ 95,553		$120,207		$ 60,279
Ratio of expenses to average daily net assets:
Before expense waiver	0.91%	*	0.92%		0.98%	*	0.84%	*	0.85%		0.89%	*
After expense waiver #	0.87%	*	0.88%		N/A		0.80%	*	0.81%		N/A
Net investment loss to average daily net assets	(0.50)%	*	(0.50)%		(0.48)%	*	(0.39)%	*	(0.43)%		(0.32)%	*
Portfolio turnover rate	81%	**	153%		127%	**	81%	**	153%		127%	**

*	Annualized
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	For the period from May 3, 1999 (commencement of operations) through December 31, 1999.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 1, 2000 through December 31, 2000 and the period ended June 30, 2001.
@
Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Mid Cap Growth Equity II Fund – Portfolio Manager Report

What are the investment objectives and policies for the MassMutual Mid-Cap Growth Equity II Fund?

The objectives and policies of the Fund are to:
•	achieve long-term growth of capital
•	invest primarily in a diversified portfolio of equity securities of mid-sized companies (companies with market capitalization, in the range of companies included in the S&P Mid Cap 400 Index)
•	utilize a growth-oriented strategy in making investment decisions
•	utilize fundamental analysis to identify companies which
–	are of high investment quality or possess a unique product, market position or operating characteristics
– offer above-average levels of profitability or superior growth potential

How did the Fund perform during the first half of 2001?

Against the backdrop of an extremely challenging environment for growth stocks, the Fund performed about in line with its benchmark. For the six months ending June 30, 2001, the Fund’s Class S shares returned -0.38%, slightly trailing the 0.97% return of the S&P Mid Cap 400 Index, a market capitalization-weighted, unmanaged index of 400 medium-capitalization common stocks.

What factors affected the Fund’s return in the first quarter?

Like most growth-oriented funds, we had a rocky first quarter, as the slowdown that began last fall broadened and deepened to include virtually every sector of the economy. Aggressive action on the part of the Federal Reserve Board to lower interest rates kept the market afloat during January, but a spate of discouraging news on the economy and corporate earnings sent the markets tumbling in February and March. The Fund lost approximately 13% in the first quarter, certainly disappointing in absolute terms but very respectable compared with our benchmark. Although our results trailed the S&P Mid Cap 400 Index, which has more of a value bias than the Fund does, we finished the quarter well ahead of the -25.09% return posted by the Russell Midcap Growth Index, which reflects the activity of mid-cap growth stocks.

One factor that helped our performance was an underweighting in technology, a position we have taken for the past several years. However, we increased our technology exposure as the quarter progressed and values came down to what we considered to be attractive levels. At the level of individual holdings, performance was aided by semiconductor capital equipment maker Kla-Tencor, some of which we sold after it rebounded nicely during the spring rally. Another holding making a positive contribution to performance was video game maker Electronic Arts, which had some strong offerings about to hit the shelves, including several games based on the ubiquitous Harry Potter books. BJ’s Wholesale Club, a warehouse club selling a wide variety of discount merchandise, also helped our returns. The company continued to post relatively steady earnings growth and benefited from consumers’ increasing desire to conserve disposable income.

The Fund’s worst detractors for the quarter included e-commerce software and security holdings NetIQ and Internet Security Systems, along with Waters Corp., a maker of biotechnology research tools and one of our top performers in 2000.

Some of our key purchases were technology stocks, including KPMG Consulting, a systems integration firm, and VeriSign, a provider of Internet security software and domain registration. In addition to KLA-Tencor, important sales included industrial stock Pentair, which posted disappointing earnings, healthcare services stock Lincare Holdings, and NOVA, a credit card processor that had trouble integrating a large acquisition.

What about the second quarter?

Growth stocks rebounded sharply in the second quarter, as bargain-hunting and continued easing by the Fed propelled share prices higher. Small- and mid-cap stocks outperformed large-caps, while growth took over the lead from value. The Fund gained 14.68% for the quarter, compared with 13.15% for the S&P Mid Cap 400 Index and 16.18% for the Russell Mid Cap Growth Index. Counting the Fed’s three reductions in interest rates during the quarter, there were a total of six rate cuts that left short-term interest rates 275 basis points lower than they were at the beginning of the year. As the quarter progressed, however, the rally’s momentum waned because of ongoing profit warnings and mixed economic data. We took advantage of the rally by scaling back our technology weighting and raising our exposure to the healthcare and business services sectors, which we think have better growth potential over the next few years.

The Fund’s top sectors included technology, led by semiconductors and components, healthcare, and business services. Lagging sectors featured energy, basic materials, and industrials. Energy-related stocks had to contend with a sudden bulge in oil and natural gas inventories near the end of the quarter, which caused a decline in prices for those commodities.

Top contributors included Gilead Sciences (biotechnology), Concord EFS (computer services), VeriSign, Kla-Tencor, and TMP Worldwide, which operates the online job clearinghouse Monster.com. One of our worst detractors, Web-hosting provider Exodus Communications, issued an earnings warning late in the quarter that sank the stock. Other detractors included Waters Corporation, BJ Services (energy services), Diamond Offshore Drilling (oil and gas drilling), and McLeodUSA, a competitive local exchange carrier.

One of our top purchases during the second quarter was Sabre Holdings, which provides airline reservation processing and, through significant ownership of Travelocity.com, online travel services. Another key purchase was WellPoint Health Networks, a California-based managed care provider. In the business services sector, we bought SunGard Data Systems, a provider of integrated information technology solutions and “eProcessing” for financial transactions, and Concord EFS, which offers electronic transaction authorization, processing, settlement, and funds transfer services. Top sales included Saint Jude Medical (cardiac devices), Martin Marietta Materials (construction materials), and off-price retailer TJX Companies.

What is your outlook?

The consumer remains the key to the economy since capital spending, especially in technology and telecommunications, has dried up for the present. The Fed certainly has indicated its willingness to try to encourage consumers to keep spending, and we feel that there could be one or even two more rate cuts during the second half of 2001. Whether the Fed’s actions will be enough to get the economy back on track remains to be seen, however. A silver lining in the difficulties of the past 16 months is that mid-cap stocks have outperformed the rest of the market, aided by stronger earnings growth and favorable valuations. We may well be early in a multi-year cycle of mid-cap outperformance. If so, it will surely help our bottom-up efforts to identify high-growth opportunities in the mid-cap sector.

MassMutual Mid Cap Growth Equity II Fund
Largest Stock Holdings (6/30/01)

Reserve Government Portfolio
Concord EFS, Inc.
AmeriSource Health Corp. Cl. A
Waddell & Reed Financial, Inc. Cl. A
Affiliated Computer Services, Inc. Cl. A
Western Wireless Corp. Cl. A
Wellpoint Health Networks, Inc.
Gilead Sciences, Inc.
Robert Half International, Inc.
Omnicare, Inc.

MassMutual Mid Cap Growth Equity II Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Mid Cap Growth Equity II Fund Class S, Class A, Class Y, Class L and the S&P Mid Cap 400 Index

MassMutual Mid Cap Growth Equity II Fund
Total Return
	Year-To-Date 1/1/01 - 6/30/01	One Year 7/1/00 - 6/30/01	Since Inception Average Annual 6/1/00 - 6/30/01

Class S	-0.38%	1.26%	4.32%
Class A	-0.67%	0.68%	3.77%
Class Y	-0.48%	1.16%	4.23%
Class L	-0.57%	0.97%	4.05%

S&P Mid Cap 400 Index	0.97%	8.87%	9.63%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the S&P Mid Cap 400 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Mid Cap Growth Equity II Fund – Portfolio of Investments

June 30, 2001 (Unaudited)

	Number of Shares	Market Value

EQUITIES — 91.6%

Advertising — 2.5%
Catalina Marketing Corp.*	54,300	$ 1,656,693
Lamar Advertising Co.*	55,500	2,442,000
TMP Worldwide, Inc.*	25,200	1,489,572

		5,588,265

Banking, Savings & Loans — 2.7%
Capital One Financial Corp.	23,500	1,410,000
Heller Financial, Inc.	61,300	2,452,000
North Fork Bancorp.	56,600	1,754,600
Silicon Valley Bancshares*	18,000	396,000

		6,012,600

Broadcasting, Publishing & Printing — 2.5%
Adelphia Communications Corp. Cl. A*	33,000	1,353,000
Charter Communications, Inc. Cl. A*	82,000	1,914,700
COX Radio, Inc. Cl. A*	58,000	1,615,300
Entercom Communications Corp.*	13,000	696,930

		5,579,930

Chemicals — 0.2%
Monsanto Co.	9,900	366,300

Commercial Services — 8.1%
Concord EFS, Inc.*	101,800	5,294,618
Equifax, Inc.	12,000	440,160
Iron Mountain, Inc.*	36,000	1,614,240
KPMG Consulting, Inc.*	100,000	1,535,000
Manpower, Inc.	73,000	2,182,700
Republic Services, Inc.*	135,000	2,679,750
Robert Half International, Inc.*	125,700	3,128,673
Viad Corp.	48,000	1,267,200

		18,142,341

Communications — 3.2%
Allegiance Telecom, Inc.*	102,000	1,528,980
Crown Castle International Corp.*	74,000	1,213,600
L-3 Communications Holdings, Inc.*	20,300	1,548,890
McDATA Corp. Cl. A*	16,000	280,800
McLeodUSA, Inc.*	33,000	151,470

	Number of Shares	Market Value

Oni Systems Corp.*	20,100	$ 560,790
Rogers Communications, Inc. Cl. B	83,700	1,268,055
Sonus Networks, Inc.*	28,800	672,768

		7,225,353

Computer Programming Services — 2.5%
Ceridian Corp.*	66,000	1,265,220
Mercury Interactive Corp.*	27,300	1,635,270
RealNetworks, Inc.*	49,300	579,275
VeriSign, Inc.*	35,000	2,100,350

		5,580,115

Computer Related Services — 0.2%
CNET Networks, Inc.*	36,100	469,300

Computers & Information — 0.9%
Jabil Circuit, Inc.*	62,800	1,938,008

Data Processing and Preparation — 3.7%
Affiliated Computer Services, Inc. Cl. A*	61,000	4,386,510
The BISYS Group, Inc.*	39,900	2,354,100
Homestore.com, Inc.*	41,500	1,450,840
WebMD Corp.*	17,200	120,400

		8,311,850

Electric Utilities — 1.2%
Aquila, Inc.*	38,000	936,700
Orion Power Holdings, Inc.*	57,000	1,357,170
Reliant Resources, Inc.*	13,000	321,100

		2,614,970

Electrical Equipment & Electronics — 8.1%
Analog Devices, Inc.*	38,100	1,647,825
Applied Micro Circuits Corp.*	35,000	602,000
Celestica, Inc.*	13,000	669,500
Flextronics International Limited*	63,000	1,644,930
Garmin Limited*	19,800	452,430
Kla-Tencor Corp.*	39,100	2,286,177
Lattice Semiconductor Corp.*	121,000	2,952,400
Maxim Integrated Products, Inc.*	40,100	1,772,821
Molex, Inc. Cl. A	33,150	988,533
Newport Corp.	11,500	304,750
Novellus Systems, Inc.*	31,000	1,760,490
Sanmina Corp.*	46,200	1,081,542

	Number of Shares	Market Value

Teleflex, Inc.	22,300	$ 981,200
Xilinx, Inc.*	24,700	1,018,628

		18,163,226

Energy — 5.0%
BJ Services Co.*	66,600	1,890,108
Devon Energy Corp.	54,900	2,882,250
Diamond Offshore Drilling, Inc.	65,000	2,148,250
Ocean Energy, Inc.*	130,900	2,284,205
Peabody Energy Corp.*	12,000	393,000
Tidewater, Inc.	40,300	1,519,310

		11,117,123

Financial Services — 5.0%
E*trade Group, Inc.*	40,200	259,290
Federated Investors, Inc. Cl. B	96,000	3,091,200
Franklin Resources, Inc.	57,600	2,636,352
Instinet Group, Inc.*	7,700	143,528
Legg Mason, Inc.	8,000	398,080
Waddell & Reed Financial, Inc. Cl. A	143,000	4,540,250

		11,068,700

Foods — 0.4%
SYSCO Corp.	34,800	944,820

Healthcare — 4.9%
Health Management Associates Cl. A*	82,000	1,725,280
Human Genome Sciences, Inc.*	14,800	891,700
Laboratory Corp. of America Holdings*	32,000	2,460,800
Lincare Holdings, Inc.*	76,200	2,286,762
Wellpoint Health Networks, Inc.*	36,600	3,449,184

		10,813,726

Information Retrieval Services — 0.3%
ChoicePoint, Inc.*	16,200	681,210

Insurance — 4.0%
ACE Limited	49,500	1,934,955
MGIC Investment Corp.	17,000	1,234,880
Progressive Corp.	16,200	2,190,078
Protective Life Corp.	41,700	1,433,229
Radian Group, Inc.	52,800	2,135,760
Willis Group Holdings Limited*	4,500	79,875

		9,008,777

(Continued)

The accompanying notes are an integral part of the financial statements.
MassMutual Mid Cap Growth Equity II Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value

Internet Software — 0.1%
Exodus Communications, Inc.*	124,500	$ 256,470

Machinery & Components — 1.7%
Danaher Corp.	25,000	1,400,000
Dover Corp.	24,300	914,895
Smith International, Inc.*	23,300	1,395,670

		3,710,565

Manufacturing – Diversified — 0.9%
ITT Industries, Inc.	42,800	1,893,900

Medical Supplies — 3.2%
Allergan, Inc.	27,300	2,334,150
Apogent Technologies, Inc.*	98,000	2,410,800
Cytyc Corp.*	45,500	1,048,775
Waters Corp.*	50,100	1,383,261

		7,176,986

Pharmaceuticals — 13.3%
Abgenix, Inc.*	12,000	540,000
Alkermes, Inc.*	24,500	859,950
AmeriSource Health Corp. Cl. A*	88,000	4,866,400
Cephalon, Inc.*	33,000	2,326,500
Gilead Sciences, Inc.*	56,600	3,293,554
Idec Pharmaceuticals Corp.*	23,000	1,556,870
Invitrogen Corp.*	22,100	1,229,644
IVAX Corp.*	17,000	663,000
King Pharmaceuticals, Inc.*	56,200	3,020,750
Medimmune, Inc.*	56,200	2,652,640
Omnicare, Inc.	153,500	3,100,700
QLT, Inc.*	18,000	352,440
Sepracor, Inc.*	21,200	843,760
Shire Pharmaceuticals Group PLC Sponsored *†	41,200	2,286,600
Teva Pharmaceutical Sponsored†	26,900	1,675,870
Vertex Pharmaceuticals, Inc.*	8,000	396,000

		29,664,678

Prepackaged Software — 5.2%
Adobe Systems, Inc.	7,000	329,000
Brocade Communications Systems, Inc.*	12,000	527,880
Electronic Arts, Inc.*	39,000	2,258,100
Informatica Corp.*	32,000	555,520
Internet Security Systems, Inc.*	27,200	1,320,832
Intuit, Inc.*	35,000	1,399,650
	Number of Shares	Market Value

NETIQ Corp.*	26,984	$ 844,329
Peregrine Systems, Inc.*	72,700	2,108,300
Sungard Data Systems, Inc.*	77,600	2,328,776

		11,672,387

Restaurants — 0.7%
Outback Steakhouse, Inc.*	57,500	1,656,000

Retail — 5.8%
Best Buy Co., Inc.*	21,600	1,372,032
BJ’s Wholesale Club, Inc.*	47,800	2,545,828
Dollar Tree Stores, Inc.*	73,000	2,032,320
Family Dollar Stores, Inc.	91,000	2,332,330
MSC Industrial Direct Co. Cl. A*	40,800	709,920
O’Reilly Automotive, Inc.*	66,200	1,899,940
TJX Companies, Inc.	66,000	2,103,420

		12,995,790

Retail – Grocery — 0.9%
Whole Foods Market, Inc.*	70,700	1,915,970

Telephone Utilities — 2.7%
Triton PCS Holdings, Inc. Cl. A*	54,000	2,214,000
Western Wireless Corp. Cl. A*	90,100	3,874,300

		6,088,300

Transportation — 0.8%
C.H. Robinson Worldwide, Inc.	17,100	476,919
Expeditors International of Washington, Inc.	22,100	1,325,978

		1,802,897

Travel — 0.9%
Sabre Holdings Corp.*	39,000	1,950,000

TOTAL EQUITIES (Cost $184,426,505)		204,410,557

MUTUAL FUNDS — 5.9%
Financial Services — 5.9%
Reserve Government Portfolio	13,176,507	13,176,507

TOTAL MUTUAL FUNDS (Cost $13,176,507)		13,176,507

		Principal Amount	Market Value

SHORT-TERM INVESTMENTS — 29.3%
Cash Equivalents — 26.9%
AT&T**
3.980%	07/19/2001	$ 6,513,186	$ 6,513,186
Banc One Bank Note**
4.060%	07/02/2001	1,067,596	1,067,596
First Union II**
4.000%	03/12/2002	5,153,250	5,153,250
Fleet National Bank Note**
4.210%	10/31/2001	1,041,318	1,041,318
GMAC Bank Note**
4.110%	03/08/2002	2,443,568	2,443,568
Goldman Sachs Bank Note**
3.840%	03/21/2002	3,647,438	3,647,438
Merrill Lynch Bank Note**
3.940%	04/05/2002	3,591,023	3,591,023
Merrimac Money Market Fund**
4.120%	07/02/2001	13,500,000	13,500,000
Morgan Stanley Dean Witter & Co.**
3.960%	07/16/2001	1,067,585	1,067,585
Morgan Stanley Dean Witter & Co.**
3.980%	09/14/2001	3,385,148	3,385,148
Provident Institutional Money Market Fund**
4.000%	07/02/2001	13,117,207	13,117,207
Royal Bank of Canada Eurodollar Time Deposit**
4.000%	07/02/2001	5,337,904	5,337,904

			59,865,223

Repurchase Agreement — 2.4%
Investors Bank & Trust Company Repurchase Agreement, dated 06/29/2001, 3.08%,
due 07/02/2001 (a)		5,418,745	5,418,745

TOTAL SHORT-TERM INVESTMENTS
(At Amortized Cost)			65,283,968

TOTAL INVESTMENTS — 126.8%
(Cost $262,886,980)***			282,871,032

Other Assets/
(Liabilities) — (26.8%)			(59,865,504)

NET ASSETS — 100.0%			$ 223,005,528

Notes to Portfolio of Investments
*	Non-income producing security.

** Represents investment of security lending collateral. (Note 2).

***	Aggregate cost for Federal tax purposes. (Note 7).

†	American Depository Receipt.

(a)
Maturity value of $5,420,135. Collateralized by U.S. Government Agency obligation with a rate of 7.939%, maturity date of 09/01/2026, and aggregate market value, including accrued interest, of $5,689,743.

The accompanying notes are an integral part of the financial statements.

MassMutual Mid Cap Growth Equity II Fund – Financial Statements

Statement of Assets and Liabilities

June 30, 2001 (Unaudited)
Assets:
Investments, at value (cost $197,603,012) (Note 2)	$217,587,064
Short-term investments, at amortized cost (Note 2)	65,283,968

Total Investments	282,871,032
Receivables from:
Investments sold	729,804
Interest and dividends	173,220
Investment adviser (Note 3)	1,403

Total assets	283,775,459

Liabilities:
Payables for:
Investments purchased	703,846
Securities on loan (Note 2)	59,865,223
Directors’ fees and expenses (Note 3)	1,804
Affiliates (Note 3):
Investment management fees	131,512
Administration fees	39,852
Service fees	4,523
Accrued expenses and other liabilities	23,171

Total liabilities	60,769,931

Net assets	$223,005,528

Net assets consist of:
Paid-in capital	$218,343,205
Undistributed net investment loss	(427,065)
Accumulated net realized loss on investments	(14,894,664)
Net unrealized appreciation on investments	19,984,052

$223,005,528

Net assets:
Class A	$ 9,177,816

Class L	$123,653,742

Class Y	$ 378,598

Class S	$ 89,795,372

Shares outstanding:
Class A	881,485

Class L	11,842,293

Class Y	36,188

Class S	8,577,435

Net asset value, offering price and redemption price per share:
Class A	$ 10.41

Class L	$ 10.44

Class Y	$ 10.46

Class S	$ 10.47

The accompanying notes are an integral part of the financial statements.

MassMutual Mid Cap Growth Equity II Fund – Financial Statements (Continued)

Statement of Operations

Six months ended June 30, 2001 (Unaudited)
Investment income: (Note 2)
Dividends (net of withholding tax of $865)	$ 262,510
Interest (including securities lending income of $56,940)	358,676

Total investment income	621,186

Expenses: (Note 2)
Investment management fees (Note 3)	774,650
Custody fees	25,362
Audit and legal fees	5,416
Shareholder reporting fees	2,098
Directors’ fees (Note 3)	1,561

809,087
Administration fees (Note 3):
Class A	8,808
Class L	190,068
Class Y	234
Class S	35,319
Service fees (Note 3):
Class A	6,788

Total expenses	1,050,304
Expenses reimbursed (Note 3)	(2,961)
Net expenses	1,047,343

Net investment loss	(426,157)

Realized and unrealized gain (loss):
Net realized loss on investment transactions	(10,304,221)
Net change in unrealized appreciation (depreciation) on investments	8,665,744

Net realized and unrealized loss	(1,638,477)

Net decrease in net assets resulting from operations	$ (2,064,634)

The accompanying notes are an integral part of the financial statements.

MassMutual Mid Cap Growth Equity II Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	Six months ended June 30, 2001 (Unaudited)	Period ended December 31, 2000*
Increase (Decrease) in Net Assets:
Operations:
Net investment loss	$ (426,157)	$ (179,380)
Net realized loss on investment transactions	(10,304,221)	(4,590,443)
Net change in unrealized appreciation (depreciation) on investments	8,665,744	11,318,308

Net increase (decrease) in net assets resulting from operations	(2,064,634)	6,548,485

Net fund share transactions (Note 5):
Class A	6,045,576	2,806,170
Class L	(1,647,224)	123,212,123
Class Y	101,983	261,760
Class S	317,888	87,423,401

Increase in net assets from net fund share transactions	4,818,223	213,703,454

Total increase in net assets	2,753,589	220,251,939

Net assets:
Beginning of period	220,251,939	-

End of period (including undistributed net investment loss of $427,065 and $908, respectively)	$223,005,528	$220,251,939

* For the period from June 1, 2000 (commencement of operations) through December 31, 2000.

The accompanying notes are an integral part of the financial statements.
MassMutual Mid Cap Growth Equity II Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A				Class L
	Six months ended 6/30/01 (Unaudited)		Period ended 12/31/00†		Six months ended 6/30/01 (Unaudited)		Period ended 12/31/00†
Net asset value, beginning of period	$ 10.48		$ 10.00		$ 10.50		$ 10.00

Income (loss) from investment operations:
Net investment loss	(0.04	)***	(0.02	)***	(0.03	)***	(0.02	)***
Net realized and unrealized gain (loss) on investments	(0.03)		0.50		(0.03)		0.52

Total income (loss) from investment operations	(0.07)		0.48		(0.06)		0.50

Net asset value, end of period	$ 10.41		$ 10.48		$ 10.44		$ 10.50

Total Return@	(0.67)%	**	4.80%	**	(0.57)%	**	5.00%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$ 9,178		$ 2,861		$123,654		$126,876
Ratio of expenses to average daily net assets:
Before expense waiver	1.36%	*	1.37%	*	1.11%	*	1.12%	*
After expense waiver #	1.36%	*	N/A		1.10%	*	N/A
Net investment loss to average daily net assets	(0.78)%	*	(0.40)%	*	(0.50)%	*	(0.25)%	*
Portfolio turnover rate	23%	**	37%	**	23%	**	37%	**

	Class Y				Class S
	Six months ended 6/30/01 (Unaudited)		Period ended 12/31/00†		Six months ended 6/30/01 (Unaudited)		Period ended 12/31/00†
Net asset value, beginning of period	$ 10.51		$ 10.00		$ 10.51		$ 10.00

Income (loss) from investment operations:
Net investment loss	(0.02	)***	(0.00	)+***	(0.01	)***	(0.00	)+***
Net realized and unrealized gain (loss) on investments	(0.03)		0.51		(0.03)		0.51

Total income (loss) from investment operations	(0.05)		0.51		(0.04)		0.51

Net asset value, end of period	$ 10.46		$ 10.51		$ 10.47		$ 10.51

Total Return@	(0.48)%	**	5.10%	**	(0.38)%	**	5.10%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$ 379		$ 267		$ 89,795		$ 90,248
Ratio of expenses to average daily net assets:
Before expense waiver	0.96%	*	0.97%	*	0.87%	*	0.88%	*
After expense waiver #	0.95%	*	N/A		0.86%	*	N/A
Net investment loss to average daily net assets	(0.36)%	*	(0.07)%	*	(0.26)%	*	(0.01)%	*
Portfolio turnover rate	23%	**	37%	**	23%	**	37%	**

*	Annualized
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	For the period from June 1, 2000 (commencement of operations) through December 31, 2000.
+	Net investment loss is less than $0.01 per share.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 1, 2001 through June 30, 2001.
@
Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.
MassMutual Small Cap Growth Equity Fund – Portfolio Manager Report

Note to shareholders:

The MassMutual Small Cap Growth Equity Fund is managed by two sub-advisors: J.P. Morgan Investment Management and Waddell & Reed Asset Management Company.

What are the investment objectives and policies for the MassMutual Small Cap Growth Equity Fund?

The objective and policies of the Fund are to:
•	achieve long-term capital appreciation
•
invest primarily in a diversified portfolio of equity securities of smaller companies (companies with a market capitalization, at the time of purchase, within the range of market capitalizations of companies in the Russell 2000 Index)

•	utilize a growth-oriented strategy in making investment decisions
•	utilize fundamental analysis to identify companies which
–	are of high investment quality or possess a unique product, market position or operating characteristics
–	offer above-average levels of profitability or superior growth potential

How did the Fund perform during the first half of 2001?

For the six months ending June 30, 2001, the Fund’s Class S shares returned -4.09%, trailing the 6.77% return posted by the Russell 2000 Index, an unmanaged index of 2000 small-capitalization common stocks. The Fund also lagged the 0.14% return of the Russell 2000 Growth Index, which tracks the performance of stocks in the Russell 2000 Index sharing characteristics common to the growth universe.

What factors influenced performance during the period?

The slowing economic trend that developed in the second half of 2000 gained momentum in the first half of 2001. Moreover, the slowdown broadened from technology and telecommunications to include virtually all sectors. Widespread earnings disappointments were one consequence of this trend, as were sharply falling share prices in February and March. Growth stocks were especially vulnerable, as investors searched for more stable earnings growth in value stocks. However, small-cap growth stocks generally held up better than larger-capitalization growth shares.

Compared with the Russell 2000 Index, the Fund’s performance suffered during the first quarter primarily because of its overweighting and stock selection in the technology, healthcare, and services sectors. Investors’ expectations for decelerating capital spending—especially information technology spending—affected most of our software, hardware, and technology-related services holdings. Another factor working against us was investors’ negligible patience for relatively immature companies that had yet to develop positive earnings. In the quest for greater earnings visibility that has characterized recent market action, the stocks of these companies were quickly discarded.

The second quarter provided a bounce in share prices that was prompted by some bargain-hunting and continued lowering of short-term interest rates by the Federal Reserve Board. All together, the Fed cut rates six times during the first half of 2001, bringing the target federal funds rate down from 6.50% to 3.75%. Lower interest rates mean reduced borrowing costs for businesses and consumers, which tend to stimulate spending. Many investors, anticipating that a resurgence of spending might trigger a recovery later this year or early in 2002, responded by buying stocks. Toward the end of the period, however, the positive effects of the Fed’s interventions appeared to be fading, and the market’s upward momentum slowed. Small-cap growth stocks had an excellent month in April and more modest positive returns in May and June, as measured by the Russell 2000 Growth Index.

How did you respond to these developments?

We held true to our growth discipline but increased our focus on companies with greater earnings visibility. One consequence of a hard shakeout such as we are currently experiencing is that there are many young companies with negative cash flow that might not see significant recoveries in their share prices for quite some time, if at all. Many of these companies require substantial financing in order to continue growing, and financing opportunities have dried up considerably from what was available during the bull market. These considerations played a part in our decision to liquidate the Fund’s positions in stocks such as Allscripts, Aclara BioSciences, Cytyc, Icos, Niku, Glenayre Technologies, and Rambus.
MassMutual Small Cap Growth Equity Fund – Portfolio Manager Report (Continued)

Which holdings most affected performance?

Anchor Gaming, a maker of slot machines and other casino equipment, was one of the Fund’s best performers. The company has some proprietary technology that gives it an edge over competitors, and consumers continued to spend freely on gaming activities during the period. O’Reilly Automotive, an auto parts retailer, and Gentex, a maker of electronic components for the automobile market, benefited from their relatively stable earnings growth and strength in the auto industry generally. Another positive contributor was Minimed, a medical device company. Sales of the company’s insulin pump have been strong recently. Another positive influence on the stock was the proposed acquisition of Minimed by Medtronic, a maker of stents, catheters, and other devices to treat chronic heart conditions.

On the down side, several of our advertising holdings suffered from cutbacks in corporate advertising budgets, including Dendrite International, Catalina Marketing, and Ennis Communications. The poor performance of GenTek, a plastics manufacturer, reflected the slowdown in the telecommunications industry, for which GenTek makes cable sheathing. Two Internet security stocks, Internet Security Systems and Netegrity, were victims of the slowdown in spending for information technology.

What is your outlook?

Stock selection should be extremely important in the second half of the year, as we believe that investors will continue to prefer stocks with improving and visible earnings. Year-over-year earnings comparisons should get easier by the first quarter of 2002, which could give many stocks a boost. Additionally, the Fed’s series of reductions in interest rates could begin to stimulate the economy by then. Working against renewed growth in the U.S. is the strength in the dollar, weak economic growth in Europe and Japan, and excess capacity in industries such as telecommunications equipment that could take several years to work through. We certainly do not foresee a return to the unrestrained bullishness of the late 1990s any time soon. However, there should be plenty of opportunities in small-cap growth stocks for those who know where to look. We believe our stockpicking abilities will give us an advantage in such an environment.

MassMutual Small Cap Growth Equity Fund
Largest Stock Holdings (6/30/01)

ITT Educational Services, Inc.
Advanced Fibre Communications, Inc.
Getty Images, Inc.
Visx, Inc.
American Italian Pasta Co. Cl. A
Gentex Corp.
Global Industries Limited
Digital Insight Corp.
Financial Federal Corp.
Catalina Marketing Corp.

MassMutual Small Cap Growth Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Small Cap Growth Equity Fund Class S, Class A, Class Y, Class L and the Russell 2000 Index

MassMutual Small Cap Growth Equity Fund
Total Return
	Year-To-Date 1/1/01-6/30/01	One Year 7/1/00-6/30/01	Since Inception Average Annual 5/3/99-6/30/01

Class S	-4.09%	-21.73%	14.39%
Class A	-4.26%	-22.11%	13.83%
Class Y	-4.10%	-21.81%	14.25%
Class L	-4.18%	-21.92%	14.09%

Russell 2000 Index	6.77%	0.49%	9.54%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Small Cap Growth Equity Fund – Portfolio of Investments

June 30, 2001 (Unaudited)

	Number of Shares	Market Value

EQUITIES — 79.3%
Advertising — 2.9%
Catalina Marketing Corp.*	106,310	$ 3,243,518
Getty Images, Inc.*	166,370	4,368,876

		7,612,394

Air Transportation — 0.3%
SkyWest, Inc.	28,135	787,780

Apparel, Textiles & Shoes — 2.1%
Abercrombie & Fitch Co. Cl. A*	20,130	895,785
Coach, Inc.*	11,705	445,375
HOT Topic, Inc.*	17,500	544,250
Pacific Sunwear of California*	39,330	882,172
Quiksilver, Inc.*	25,650	641,250
Skechers U.S.A., Inc. Cl. A*	7,425	217,033
Steven Madden Limited*	34,820	636,161
Talbots, Inc.	6,925	302,969
Vans, Inc.*	39,585	930,247

		5,495,242

Automotive & Parts — 0.3%
Oshkosh Truck Corp.	17,165	759,551

Banking, Savings & Loans — 2.6%
City National Corp.	32,200	1,426,138
Financial Federal Corp.*	116,920	3,384,834
Heller Financial, Inc.	49,235	1,969,400

		6,780,372

Beverages — 0.3%
The Robert Mondavi Corp.*	17,040	690,802

Broadcasting, Publishing & Printing — 0.8%
Emmis Communications Corp.*	54,400	1,672,800
Insight Communications Co., Inc.*	14,925	373,125

		2,045,925

Building Materials & Construction — 0.6%
Cabot Microelectronics Corp.*	23,600	1,463,200

Chemicals — 1.3%
Albemarle Corp.	30,990	718,038
Eden Bioscience Corp.*	12,565	125,524
Georgia Gulf Corp.	6,055	93,852
OM Group, Inc.	27,960	1,572,750

	Number of Shares	Market Value

Potash Corp. Of Saskatchewan	4,200	$ 241,080
Wellman, Inc.	39,275	703,022

		3,454,266

Commercial Services — 6.1%
Administaff, Inc.*	9,200	239,200
Affymetrix, Inc.*	83,839	1,848,650
Diamondcluster International, Inc. Cl. A*	49,985	636,309
Diversa Corp.*	13,885	282,421
Gene Logic, Inc.*	101,900	2,221,420
ITT Educational Services, Inc.*	116,300	5,233,500
Maximus, Inc.*	54,200	2,172,878
MemberWorks, Inc.*	54,400	1,258,816
Neurocrine Biosciences, Inc.*	42,830	1,712,772
On Assignment, Inc.*	24,690	444,420

		16,050,386

Communications — 4.2%
Advanced Fibre Communications, Inc.*	228,085	4,789,785
Corvis Corp.*	83,980	368,672
Polycom, Inc.*	28,640	661,298
SBA Communications Corp.*	53,615	1,326,971
Tekelec*	102,600	2,780,460
Tellium, Inc.*	6,200	112,840
Titan Corp.*	7,750	177,475
Turnstone Systems, Inc.*	89,925	629,475
US Wireless Corp.*	22,100	64,532

		10,911,508

Computer and Data Processing Services — 0.6%
Saba Software, Inc.*	93,300	1,531,053

Computer Integrated Systems Design — 2.4%
Digital Insight Corp.*	161,000	3,558,100
Eclipsys Corp.*	39,485	1,109,528
Mercury Computer Systems, Inc.*	4,945	218,074
Nuance Communications*	18,255	328,955
Optimal Robotics Corp.*	25,650	974,700
SafeNet, Inc.*	24,910	249,100

		6,438,457

	Number of Shares	Market Value

Computer Programming Services — 0.5%
Certicom Corp.*	68,650	$ 186,728
MetaSolv, Inc.*	31,375	248,804
Netegrity, Inc.*	24,812	744,360

		1,179,892

Computer Related Services — 2.4%
Acxiom Corp.*	191,100	2,501,499
Checkfree Corp.*	58,150	2,039,320
Corillian Corp.*	78,330	313,320
Espeed, Inc. Cl. A*	68,704	1,511,488

		6,365,627

Computers & Information — 0.1%
Cirrus Logic, Inc.*	6,895	158,792

Data Processing and Preparation — 1.0%
Factset Research Systems, Inc.	43,300	1,545,810
Probusiness Services, Inc.*	39,200	1,040,760

		2,586,570

Electric Utilities — 0.5%
Orion Power Holdings, Inc.*	59,100	1,407,171

Electrical Equipment & Electronics — 10.1%
Active Power, Inc.*	38,220	637,510
Anaren Microwave, Inc.*	61,195	1,223,900
August Technology Corp.*	56,385	805,178
AXT, Inc.*	23,995	640,666
Capstone Turbine Corp.*	39,265	883,070
Credence Systems Corp.*	49,000	1,187,760
Cree, Inc.*	81,200	2,122,974
Cymer, Inc.*	10,670	269,844
DDi Corp.*	29,825	596,500
Dupont Photomasks, Inc.*	3,690	178,042
Exar Corp.*	47,290	934,450
Garmin Limited*	27,060	618,321
Genesis Microchip, Inc.*	8,300	300,045
Gentex Corp.*	136,545	3,805,509
HI/FN, Inc.*	41,805	632,510
Integrated Circuit Systems, Inc.*	39,400	756,480
Lattice Semiconductor Corp.*	23,190	565,836

(Continued)

The accompanying notes are an integral part of the financial statements.
MassMutual Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value

MKS Instruments, Inc.*	11,140	$ 320,832
Monolithic System Technology, Inc.*	8,100	89,505
Multilink Technology Corp.*	6,700	95,810
Oplink Communications, Inc.*	16,374	61,402
Photronics, Inc.*	11,735	301,120
Power-One, Inc.*	32,168	535,276
Semtech Corp.*	13,305	399,150
Silicon Image, Inc.*	106,890	534,450
Stratos Lightwave, Inc.*	30,945	402,285
Therma-Wave, Inc.*	6,220	118,615
Transwitch Corp.*	18,225	195,919
Triquint Semiconductor, Inc.*	127,500	2,868,750
Varian Semiconductor Equipment Associates, Inc.*	5,250	220,500
Veeco Instruments, Inc.*	7,370	292,957
Visx, Inc.*	204,800	3,962,880

		26,558,046

Energy — 4.8%
Core Laboratories NV*	72,255	1,354,781
Global Industries Limited*	286,620	3,574,151
Global Marine, Inc.*	11,125	207,259
National-Oilwell, Inc.*	11,500	308,200
Newfield Exploration Co.*	85,800	2,750,748
Peabody Energy Corp.*	62,000	2,030,500
Spinnaker Exploration Co.*	38,700	1,542,582

Torch Offshore, Inc.*	7,825	77,859
Westport Resources Corp.*	33,025	693,525
W-H Energy Services, Inc.*	9,600	182,400

		12,722,005

Entertainment & Leisure — 1.3%
American Classic Voyages Co.*	57,875	202,562
Anchor Gaming*	23,600	1,525,032
JAKKS Pacific, Inc.*	15,625	292,187
Meade Instruments Corp.*	41,460	279,026
ResortQuest International, Inc.*	20,225	232,587
Six Flags, Inc.*	13,250	278,780
WMS Industries, Inc.*	15,975	513,916

		3,324,090

	Number of Shares	Market Value

Financial Services — 2.0%
Allied Capital Corp.	71,725	$ 1,660,434
Ameritrade Holding Corp. Cl. A*	134,115	1,067,555
Instinet Group, Inc.*	18,330	341,671
Medallion Financial Corp.	132,100	1,354,025
Southwest Securities Group	40,400	836,280

		5,259,965

Foods — 1.5%
American Italian Pasta Co. Cl. A*	85,300	3,957,920

Forest Products & Paper — 0.1%
School Specialty, Inc.*	11,450	295,983

Healthcare — 2.1%
Accredo Health, Inc.*	14,652	544,908
Apria Healthcare Group, Inc.*	85,100	2,455,135
Hooper Holmes, Inc.	91,305	935,876
Lifepoint Hospitals, Inc.*	26,650	1,180,062
RehabCare Group, Inc.*	4,710	227,022
Unilab Corp.*	9,940	250,488

		5,593,491

Industrial – Diversified — 0.1%
GenTek, Inc.	73,650	390,345

Industrial Materials — 0.5%
Symyx Technologies, Inc.*	46,620	1,225,640

Information Retrieval Services — 0.2%
Agile Software Corp.*	25,500	433,500

Insurance — 0.3%
W.R. Berkley Corp.	8,190	339,230
HCC Insurance Holdings, Inc.	8,365	204,943
Odyssey Re Holdings Corp.*	10,300	186,121

		730,294

Internet Software — 1.1%
MatrixOne, Inc.*	23,350	541,487
SmartForce PLC*†	63,435	2,234,815

		2,776,302

Machinery & Components — 1.7%
Asyst Technologies, Inc.*	14,150	191,025
Axcelis Technologies, Inc.*	13,000	192,400
Cooper Cameron Corp.*	4,550	253,890
Flowserve Corp.*	9,450	290,588

	Number of Shares	Market Value

FMC Technologies, Inc.*	22,650	$ 467,723
Lam Research Corp.*	79,800	2,366,070
PRI Automation, Inc.*	12,100	224,153
Roper Industries, Inc.	8,325	347,569
Surebeam Corp. Cl. A*	15,270	261,422

		4,594,840

Manufacturing — 1.4%
AptarGroup, Inc.	56,600	1,835,538
Dal-Tile International, Inc.*	20,775	385,376
Millipore Corp.	21,850	1,354,263

		3,575,177

Medical Supplies — 1.9%
Bruker Daltonics, Inc.*	18,155	273,596
Coherent, Inc.*	1,200	43,404
Cyberonics, Inc.*	34,090	576,121
LTX Corp.*	15,930	407,171
Minimed, Inc.*	33,310	1,598,880
Packard BioScience Co.*	115,700	960,310
Physiometrix, Inc.*	26,165	78,495
STAAR Surgical Co.*	31,675	152,990
Urologix, Inc.*	56,200	1,029,022

		5,119,989

Metals & Mining — 0.1%
Gulf Island Fabrication, Inc.*	15,695	226,008

Pharmaceuticals — 7.4%
Abgenix, Inc.*	55,035	2,476,575
Adolor Corp.*	10,075	217,620
Albany Molecular Research, Inc.*	7,380	280,514
Amylin Pharmaceuticals, Inc.*	9,000	101,250
Aviron*	1,875	106,875
Charles River Laboratories International, Inc.*	60,895	2,116,101
COR Therapeutics, Inc.*	30,735	937,418
Curagen Corp.*	11,085	403,494
Durect Corp.*	4,650	65,100
Enzon, Inc.*	24,160	1,510,000
Gilead Sciences, Inc.*	19,590	1,139,942
Immunogen, Inc.*	12,375	247,500
Inhale Therapeutic Systems, Inc.*	10,426	239,798
Invitrogen Corp.*	12,800	712,192
Isis Pharmaceuticals, Inc.*	32,990	408,746

(Continued)

The accompanying notes are an integral part of the financial statements.
MassMutual Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value

La Jolla Pharmaceutical Co.*	25,410	$ 260,453
Ligand Pharmaceuticals, Inc. Cl. B*	129,015	1,457,870
Maxygen, Inc.*	16,035	311,079
Medarex, Inc.*	34,000	799,000
Molecular Devices Corp.*	6,780	135,939
Omnicare, Inc.	63,360	1,279,872
OSI Pharmaceuticals, Inc.*	8,450	444,386
Pharmacyclics, Inc.*	70,200	2,379,780
Pozen, Inc.*	10,742	161,130
Praecis Pharmaceuticals, Inc.*	15,812	259,949
Priority Healthcare Corp. Cl. B*	19,720	557,682
Transgenomic, Inc.*	18,770	356,630
Xoma Limited*	9,000	153,540

		19,520,435

Photography Equipment / Supplies — 0.1%
Concord Camera Corp.*	31,650	186,735

Prepackaged Software — 6.2%
Activision, Inc.*	3,000	117,750
Apropos Technology, Inc.*	34,125	85,654
Borland Software Corp.*	15,375	239,850
Cerner Corp.*	37,500	1,575,000
Citrix Systems, Inc.*	34,100	1,190,090
Dendrite International, Inc.*	130,000	975,000
HNC Software*	13,000	253,500
Internet Security Systems, Inc.*	34,025	1,652,254
Interwoven, Inc.*	19,175	324,058
OTG Software, Inc.*	102,400	716,800
Peregrine Systems, Inc.*	26,350	764,150
Precise Software Solutions Limited*	52,920	1,624,644
Retek, Inc.*	34,800	1,668,312
SonicWALL, Inc.*	3,400	85,714
SynQuest, Inc.*	10,468	36,638
Take-Two Interactive Software*	72,800	1,350,440
Transaction Systems Architects Cl. A*	157,600	2,442,800
Tumbleweed Communications Corp.*	115,840	439,034
Witness Systems, Inc.*	67,585	742,759

		16,284,447

	Number of Shares	Market Value

Real Estate — 0.1%
Innkeepers USA Trust	18,487	$ 221,474

Restaurants — 0.4%
AFC Enterprises, Inc.*	33,690	645,164
California Pizza Kitchen, Inc.*	10,765	250,286
Jack in the Box, Inc.*	8,900	232,290

		1,127,740

Retail — 3.6%
Borders Group, Inc.*	50,200	1,124,480
Cost Plus, Inc.*	36,782	1,103,460
Duane Reade, Inc.*	16,590	539,175
Linens ’n Things, Inc.*	11,250	307,350
MSC Industrial Direct Co. Cl. A*	173,700	3,022,380
O’Reilly Automotive, Inc.*	69,000	1,980,300
Williams-Sonoma, Inc.*	33,165	1,287,465

		9,364,610

Retail – Internet — 0.0%
Priceline.com, Inc.*	11,750	106,338

Telephone Utilities — 2.7%
Boston Communications Group*	45,110	649,584
iBasis, Inc.*	47,245	236,225
Illuminet Holdings, Inc.*	94,600	2,975,170
ITXC Corp.*	28,990	202,930
Redback Networks, Inc.*	19,300	172,156
Western Wireless Corp. Cl. A*	68,300	2,936,900

		7,172,965

Transportation — 0.6%
Forward Air Corp.*	5,900	176,705
Kansas City Southern Industries, Inc.*	93,300	1,474,140

		1,650,845

TOTAL EQUITIES (Cost $217,177,078)		208,138,172

		Principal Amount	Market Value

SHORT-TERM INVESTMENTS — 27.7%
Cash Equivalents — 18.6%
AT&T**
3.980%	07/19/2001	$ 2,213,225	$ 2,213,225
Banc One Bank Note**
4.060%	07/02/2001	869,949	869,949
First Union II**
4.000%	03/12/2002	3,899,831	3,899,831
Fleet National Bank Note**
4.210%	10/31/2001	2,021,440	2,021,440
GMAC Bank Note**
4.110%	03/08/2002	1,853,933	1,853,933
Goldman Sachs Bank Note**
3.840%	03/21/2002	3,589,984	3,589,984
Merrill Lynch Bank Note**
3.940%	04/05/2002	2,029,882	2,029,882
Merrimac Money Market Fund**
4.120%	07/02/2001	14,545,415	14,545,415
Morgan Stanley Dean Witter & Co.**
3.960%	07/16/2001	869,949	869,949
Morgan Stanley Dean Witter & Co.**
3.980%	09/14/2001	1,739,899	1,739,899
Provident Institutional Money Market Fund**
4.000%	07/02/2001	9,799,662	9,799,662
Royal Bank of Canada Eurodollar Time Deposit**
4.000%	07/02/2001	5,349,746	5,349,746

			48,782,915

Repurchase Agreement — 9.1%
Investors Bank & Trust Company Repurchase Agreement, dated 06/29/2001, 3.08%, due 07/02/2001 (a)		24,065,621	24,065,621

TOTAL SHORT-TERM INVESTMENTS
(At Amortized Cost)			72,848,536

TOTAL INVESTMENTS — 107.0%
(Cost $290,025,614)***			280,986,708

Other Assets/ (Liabilities) — (7.0%)			(18,323,106)

NET ASSETS — 100.0%			$262,663,602

Notes to Portfolio of Investments

*	Non-income producing security.

**	Represents investment of security lending collateral. (Note 2).

***	Aggregate cost for Federal tax purposes. (Note 7).

†	American Depository Receipt.

(a)
Maturity value of $24,071,798. Collateralized by U.S. Government Agency obligations with rates of 4.550-5.780%, maturity dates of 05/01/2007-05/18/2008, and aggregate market value, including accrued interest, of $25,268,913.

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Growth Equity Fund – Financial Statements

Statement of Assets and Liabilities

June 30, 2001 (Unaudited)
Assets:
Investments, at value (cost $217,177,078) (Note 2)	$208,138,172
Short-term investments, at amortized cost (Note 2)	72,848,536

Total Investments	280,986,708
Cash	30,333,207
Receivables from:
Investments sold	809,690
Interest and dividends	140,508
Investment adviser (Note 3)	5,231

Total assets	312,275,344

Liabilities:
Payables for:
Investments purchased	580,859
Securities on loan (Note 2)	48,782,915
Directors’ fees and expenses (Note 3)	2,192
Affiliates (Note 3):
Investment management fees	163,824
Administration fees	41,807
Service fees	14,877
Accrued expenses and other liabilities	25,268

Total liabilities	49,611,742

Net assets	$262,663,602

Net assets consist of:
Paid-in capital	$299,227,030
Distributions in excess of net investment income	(17,596)
Distributions in excess of net realized gains on investments	(27,506,926)
Net unrealized depreciation on investments	(9,038,906)

$262,663,602

Net assets:
Class A	$ 27,945,904

Class L	$ 37,511,659

Class Y	$ 41,230,695

Class S	$155,975,344

Shares outstanding:
Class A	2,183,984

Class L	2,919,245

Class Y	3,201,357

Class S	12,088,075

Net asset value, offering price and redemption price per share:
Class A	$ 12.80

Class L	$ 12.85

Class Y	$ 12.88

Class S	$ 12.90

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Growth Equity Fund – Financial Statements (Continued)

Statement of Operations

Six months ended June 30, 2001 (Unaudited)
Investment income: (Note 2)
Dividends (net of withholding tax of $104)	$ 158,569
Interest (including securities lending income of $56,570)	1,048,942

Total investment income	1,207,511

Expenses: (Note 2)
Investment management fees (Note 3)	948,677
Custody fees	37,490
Audit and legal fees	5,730
Shareholder reporting fees	2,320
Directors’ fees (Note 3)	1,669

995,886
Administration fees (Note 3):
Class A	41,890
Class L	63,497
Class Y	44,278
Class S	85,347
Service fees (Note 3):
Class A	25,699

Total expenses	1,256,597
Expenses reimbursed (Note 3)	(32,749)
Net expenses	1,223,848

Net investment loss	(16,337)

Realized and unrealized gain (loss):
Net realized loss on investment transactions	(22,888,796)
Net change in unrealized appreciation (depreciation) on investments	12,344,110

Net realized and unrealized loss	(10,544,686)

Net decrease in net assets resulting from operations	$(10,561,023)

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Growth Equity Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	Six months ended June 30, 2001 (Unaudited)	Year ended December 31, 2000
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$ (16,337)	$ 418,768
Net realized loss on investment transactions	(22,888,796)	(4,314,137)
Net change in unrealized appreciation (depreciation) on investments	12,344,110	(44,759,810)

Net decrease in net assets resulting from operations	(10,561,023)	(48,655,179)

Distributions to shareholders (Note 2):
From net investment income:
Class A	-	(1,372)
Class L	-	(18,636)
Class Y	-	(44,897)
Class S	-	(353,863)

Total distributions from net investment income	-	(418,768)

In excess of net investment income:
Class A	-	(4)
Class L	-	(56)
Class Y	-	(135)
Class S	-	(1,064)

Total distributions in excess of net investment income	-	(1,259)

Tax return of capital:
Class A	-	(57)
Class L	-	(780)
Class Y	-	(1,880)
Class S	-	(14,815)

Total tax return of capital	-	(17,532)

From net realized gains:
Class A	-	(32,706)
Class L	-	(51,138)
Class Y	-	(95,663)
Class S	-	(447,006)

Total distributions from net realized gains	-	(626,513)

In excess of net realized gains:
Class A	-	(241,085)
Class L	-	(376,945)
Class Y	-	(705,145)
Class S	-	(3,294,955)

Total distributions in excess of net realized gains	-	(4,618,130)

Net fund share transactions (Note 5):
Class A	11,937,744	16,876,476
Class L	17,531,483	22,832,520
Class Y	8,081,901	33,108,569
Class S	15,588,042	92,742,755

Increase in net assets from net fund share transactions	53,139,170	165,560,320

Total increase in net assets	42,578,147	111,222,939
Net assets:
Beginning of period	220,085,455	108,862,516

End of period (including distributions in excess of net investment income of $17,596 and $1,259, respectively)	$262,663,602	$220,085,455

The accompanying notes are an integral part of the financial statements.

MassMutual Small Cap Growth Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A						Class L
	Six months ended 06/30/01 (Unaudited)		Year ended 12/31/00		Period ended 12/31/99†		Six months ended 06/30/01 (Unaudited)		Year ended 12/31/00		Period ended 12/31/99†
Net asset value, beginning of period	$ 13.37		$ 15.86		$ 10.00		$ 13.41		$ 15.88		$ 10.00

Income (loss) from investment operations:
Net investment loss	(0.03	)***	(0.04	)***	(0.03	)***	(0.01	)***	(0.01	)***	(0.01	)***
Net realized and unrealized gain (loss) on investments	(0.54)		(2.08)		6.06		(0.55)		(2.08)		6.06

Total income (loss) from investment operations	(0.57)		(2.12)		6.03		(0.56)		(2.09)		6.05

Less distributions to shareholders:
From net investment income	-		(0.00	)****	-		-		(0.01)		(0.00	)****
In excess of net investment income	-		(0.00	)****	-		-		(0.00	)****	(0.00	)****
Tax return of capital	-		(0.00	)****	-		-		(0.00	)****	-
From net realized gains	-		(0.04)		(0.17)		-		(0.04)		(0.17)
In excess of net realized gains	-		(0.33)		-		-		(0.33)		-

Total distributions	-		(0.37)		(0.17)		-		(0.38)		(0.17)

Net asset value, end of period	$ 12.80		$ 13.37		$ 15.86		$ 12.85		$ 13.41		$ 15.88

Total Return@	(4.26)%	**	(13.82)%		60.42%	**	(4.18)%	**	(13.54)%		60.55%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$27,946		$ 15,854		$ 1,742		$ 37,512		$ 21,000		$ 2,198
Ratio of expenses to average daily net assets:
Before expense waiver	1.52%	*	1.53%		1.79%	*	1.27%	*	1.28%		1.52%	*
After expense waiver#	1.49%	*	1.50%		N/A		1.24%	*	1.25%		N/A
Net investment loss to average daily net assets	(0.46)%	*	(0.28)%		(0.39)%	*	(0.20)%	*	(0.03)%		(0.12)%	*
Portfolio turnover rate	40%	**	97%		68%	**	40%	**	97%		68%	**

	Class Y						Class S
	Six months ended 06/30/01 (Unaudited)		Year ended 12/31/00		Period ended 12/31/99†		Six months ended 06/30/01 (Unaudited)		Year ended 12/31/00		Period ended 12/31/99†
Net asset value, beginning of period	$ 13.43		$ 15.90		$ 10.00		$ 13.45		$ 15.91		$ 10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.00	)+***	0.02	***	0.01	***	0.01	***	0.04	***	0.02	***
Net realized and unrealized gain (loss) on investments	(0.55)		(2.10)		6.07		(0.56)		(2.10)		6.07

Total income (loss) from investment operations	(0.55)		(2.08)		6.08		(0.55)		(2.06)		6.09

Less distributions to shareholders:
From net investment income	-		(0.02)		(0.01)		-		(0.03)		(0.01)
In excess of net investment income	-		(0.00	)****	(0.00	)****	-		(0.00	)****	(0.00	)****
Tax return of capital	-		(0.00	)****	-		-		(0.00	)****	-
From net realized gains	-		(0.04)		(0.17)		-		(0.04)		(0.17)
In excess of net realized gains	-		(0.33)		-		-		(0.33)		-

Total distributions	-		(0.39)		(0.18)		-		(0.40)		(0.18)

Net asset value, end of period	$ 12.88		$ 13.43		$ 15.90		$ 12.90		$ 13.45		$ 15.91

Total Return@	(4.10)%	**	(13.44)%		60.71%	**	(4.09)%	**	(13.32)%		60.91%	**
Ratios / Supplemental Data:
Net assets, end of period (000’s)	$41,231		$ 35,864		$12,667		$155,975		$147,368		$92,254
Ratio of expenses to average daily net assets:
Before expense waiver	1.12%	*	1.13%		1.31%	*	0.98%	*	0.99%		1.19%	*
After expense waiver#	1.09%	*	1.10%		N/A		0.95%	*	0.97%		N/A
Net investment income (loss) to average daily net assets	(0.04)%	*	0.11%		0.14%	*	0.09%	*	0.26%		0.19%	*
Portfolio turnover rate	40%	**	97%		68%	**	40%	**	97%		68%	**

*	Annualized
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
****	Distributions from net investment income, in excess of net investment income and tax return of capital are less than $0.01 per share.
+	Net investment loss is less than $0.01 per share.
†	For the period from May 3, 1999 (commencement of operations) through December 31, 1999.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 1, 2000 through December 31, 2000 and the period ended June 30, 2001.
@
Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.
MassMutual Emerging Growth Fund – Portfolio Manager Report

What are the investment objectives and policies for the MassMutual Emerging Growth Fund?

The objective and policies of the Fund are to:
•	achieve capital appreciation
•	invest primarily in a diversified portfolio of equity securities of smaller, emerging growth companies
•	utilize a growth-oriented strategy in making investment decisions
•	utilize fundamental analysis to identify companies which
–	are of high investment quality or possess a unique product, market position or operating characteristics
–	offer above-average levels of profitability or superior growth potential

It was a difficult period for emerging growth stocks, although the investment climate improved considerably in the second quarter. For the six months ending June 30, 2001, the Fund’s Class S shares returned -7.37% after expenses, compared with 6.77% for the Russell 2000 Index, an unmanaged index of 2000 medium- and small-capitalization common stocks. Over the same period, the Russell 2000 Growth Index, which tracks the performance of stocks in the Russell 2000 Index sharing characteristics common to the growth universe, returned 0.14%.

What factors influenced the Fund’s performance?

In the first quarter, a weakening economy and rapidly decelerating earnings growth caused steep declines in growth stocks across the board. Aggressive lowering of short-term interest rates by the Federal Reserve Board helped in January, but in February and March share prices in the growth sector fell relentlessly. Although we had been reducing the Fund’s technology exposure since early 2000, our strategy still calls for us to invest broadly in emerging growth opportunities. Consequently, the Fund still had an overweighting in technology, which was a contributing factor in its underperforming the Russell 2000 Index during the quarter. Quality software holdings such as BEA Systems, Agile Software, and E.piphany all had declines in share price of greater than 30%, while wireless holdings Anaren Microwave and Powerwave Technologies experienced a similar fate. Even less speculative segments of the market, such as healthcare services and medical devices, were swamped by the selling.

In the second quarter, growth stocks found their footing, in part due to bargain-hunting and continued easing by the Fed. Some investors began to anticipate that lower interest rates might trigger a recovery later this year or early in 2002. Small-cap stocks outperformed other sectors, as they did during 2000. We went into the quarter with a broadly diversified portfolio that reflected the uncertain market environment. In a reversal of the prior three months, however, technology and healthcare both posted double-digit gains in the second quarter, with April taking honors as the strongest month of the quarter. Software names such as Agile Software, Quest Software, and Retek contributed positively to performance. Two companies involved in wireless voice and data transmission, Stanford Microdevices and Intersil Holding Corporation, also enjoyed vigorous rebounds in their share prices after falling victim to the intense selling pressure of the first quarter.

What about sectors other than technology?

In the healthcare sector, where we had a market weighting of approximately 24% of the portfolio, hospital management companies performed well. One example was Province Healthcare, which owns or leases 14 hospitals and manages 38 hospitals. By focusing on rural markets, Province manages to operate the dominant or sole hospital in most of its markets. The company’s successful formula includes reducing patient out-migration, adding physicians and services, and containing costs. The result has been rising profit margins and strong earnings growth. The Fund also benefited from strong performance from Sunrise Assisted Living, a leading provider of assisted living services to the senior population.

Versus the benchmark, performance was especially aided by our holdings in the broad consumer sector. Included in this sector are a number of companies that continue to integrate the Internet as a key component in their business models. Expedia, a leading Internet-based travel services firm, is one example. The stock surged when the company announced a first-quarter profit of eight cents a share instead of an expected loss of seven cents per share. GoTo.com, an Internet advertising company with a much lower cost structure than competitors such as DoubleClick and Yahoo!, also benefited from strong revenue and earnings growth.

MassMutual Emerging Growth Fund – Portfolio Manager Report (Continued)

On the other hand, the energy and financial services sectors performed poorly in the second quarter. Energy stocks were hurt by falling prices for crude oil and natural gas. Independent power producers such as NRG Energy, which had been bid up by talk of energy shortages, fell sharply. Long-time financial holding Knight Trading, a leading electronic market maker, saw its share price fall as profits declined due to lower trading activity.

What is your outlook?

We are encouraged by the prospects for our stock universe. While earnings estimates in the emerging growth sector have sustained significant cuts, we still expect average earnings growth of more than 50% on stocks that are trading at approximately 37 times 2002 earnings. Historically, this is a very favorable backdrop for emerging growth investing. Moreover, we are starting to see investors return to emerging growth stocks after avoiding them in favor of more defensive investments. Whether this trend continues will depend largely on how the economy responds in the second half of the year to the Fed’s stimulative monetary policy. For our part, we will continue our efforts to uncover the companies that are positioned to lead the next wave of emerging growth opportunities.

MassMutual Emerging Growth Fund
Largest Stock Holdings (6/30/01)

Macrovision Corp.
Sunrise Assisted Living, Inc.
Metro One Telecommunications, Inc.
Cytyc Corp.
Four Seasons Hotels, Inc.
Cox Radio, Inc. Cl. A
Oakley, Inc.
GoTo.com, Inc.
SurModics, Inc.
Waddell & Reed Financial, Inc. Cl. A

MassMutual Emerging Growth Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Emerging Growth Fund Class S, Class A, Class Y, Class L and the Russell 2000 Index

MassMutual Emerging Growth Fund
Total Return
	Year-To-Date 1/1/01-6/30/01	One Year 7/1/00-6/30/01	Since Inception Average Annual 5/1/00-6/30/01

Class S	-7.37%	-36.90%	-28.23%
Class A	-7.65%	-37.17%	-28.50%
Class Y	-7.37%	-36.90%	-28.23%
Class L	-7.64%	-37.08%	-28.41%

Russell 2000 Index	6.77%	0.49%	2.46%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Emerging Growth Fund – Portfolio of Investments

June 30, 2001 (Unaudited)

	Number of Shares	Market Value

EQUITIES — 80.6%

Advertising — 2.1%
Lamar Advertising Co.*	33,200	$ 1,460,800
Ventiv Health, Inc.*	32,200	664,608

		2,125,408

Apparel, Textiles & Shoes — 2.3%
The Buckle, Inc.*	24,300	459,270
Factory 2-U Stores, Inc.*	25,400	745,490
Too, Inc.*	42,000	1,150,800

		2,355,560

Banking, Savings & Loans — 1.1%
Financial Federal Corp.*	39,800	1,152,210

Broadcasting, Publishing & Printing — 4.3%
Cox Radio, Inc. Cl. A*	64,100	1,785,185
Entercom Communications Corp.*	26,500	1,420,665
Hispanic Broadcasting Corp.*	35,400	1,015,626
Spanish Broadcasting System, Inc. Cl. A*	33,700	276,677

		4,498,153

Chemicals — 1.6%
SurModics, Inc.*	27,600	1,622,880

Commercial Services — 4.1%
GoTo.com, Inc.*	88,400	1,719,380
MemberWorks, Inc.*	50,800	1,175,512
Pharmaceutical Product Development, Inc.*	8,900	271,539
Professional Detailing, Inc.*	10,500	966,000
Resources Connection, Inc.*	2,800	72,352
Watson Wyatt & Co. Holdings*	1,900	44,422

		4,249,205

Communications — 7.0%
Allegiance Telecom, Inc.*	25,400	380,746
American Tower Corp. Cl. A*	53,000	1,095,510
DMC Stratex Networks, Inc.*	107,100	1,071,000
Leap Wireless International, Inc.*	15,500	469,650
Metawave Communications Corp.*	98,300	510,177
Metro One Telecommunications, Inc.*	36,900	2,393,703
Powerwave Technologies, Inc.*	45,300	656,850
Research In Motion Limited*	12,900	416,025

	Number of Shares	Market Value

SpectraLink Corp.*	12,200	$ 158,722
XO Communications, Inc. Cl. A*	32,572	62,538

		7,214,921

Computer and Data Processing Services — 0.3%
Hall Kinion & Associates, Inc.*	40,900	329,654

Computer Integrated Systems Design — 1.9%
National Instruments Corp.*	18,800	610,060
Websense, Inc.*	68,500	1,370,000

		1,980,060

Computer Programming Services — 1.6%
Intranet Solutions, Inc.*	11,700	445,185
Netegrity, Inc.*	8,900	267,000
Numerical Technologies, Inc.*	19,700	413,700
Simplex Solutions, Inc.*	21,400	486,208

		1,612,093

Computer Related Services — 1.7%
CNET Networks, Inc.*	40,900	531,700
EarthLink, Inc.*	22,100	311,610
Espeed, Inc. Cl. A*	39,750	874,500

		1,717,810

Computers & Information — 0.6%
Cirrus Logic, Inc.*	19,500	449,085
M-Systems Flash Disk Pioneers Limited*	27,500	195,250

		644,335

Data Processing and Preparation — 2.3%
Alliance Data Systems Corp.*	1,900	28,500
Homestore.com, Inc.*	33,300	1,164,168
InterCept Group, Inc.*	31,000	1,178,000

		2,370,668

Electrical Equipment & Electronics — 9.1%
AstroPower, Inc.*	11,000	573,540
Capstone Turbine Corp.*	12,200	274,378
ChipPAC, Inc.*	55,100	575,244
Exar Corp.*	27,600	545,376
Garmin Limited*	10,100	230,785
Intersil Corp. Cl. A*	38,700	1,408,680
Ixia*	18,300	347,700
Microsemi Corp.*	12,100	859,100
Microtune, Inc.*	11,000	242,000
Multilink Technology Corp.*	3,250	46,475

	Number of Shares	Market Value

O2Micro International Limited*	26,100	$ 287,100
Oak Technology, Inc.*	28,300	299,697
Photon Dynamics, Inc.*	17,700	477,900
PLX Technology, Inc.*	50,800	431,292
Power Integrations, Inc.*	49,700	775,320
Silicon Laboratories, Inc.*	14,400	318,240
SIPEX Corp.*	14,300	215,787
Stanford Microdevices, Inc.*	15,500	261,950
Verisity Limited*	22,700	363,200
Virage Logic Corp.*	24,500	379,505
Virata Corp.*	38,700	458,595

		9,371,864

Energy — 0.2%
Grey Wolf, Inc.*	33,200	132,800
Key Productions Co., Inc.*	2,300	38,295

		171,095

Entertainment & Leisure — 3.7%
Direct Focus, Inc.*	14,400	684,000
Macrovision Corp.*	45,300	3,103,050

		3,787,050

Financial Services — 3.4%
Instinet Group, Inc.*	1,300	24,232
Investment Technology Group, Inc.*	19,100	960,539
Knight Trading Group, Inc.*	15,500	165,695
NextCard, Inc.*	76,200	842,010
Waddell & Reed Financial, Inc. Cl. A	48,400	1,536,700

		3,529,176

Forest Products & Paper — 1.0%
School Specialty, Inc.*	42,000	1,085,700

Healthcare — 6.4%
Accredo Health, Inc.*	12,200	453,718
Covance, Inc.*	10,000	226,500
Health Management Associates Cl. A*	10,050	211,452
Lifepoint Hospitals, Inc.*	11,000	487,080
Province Healthcare Co.*	14,150	499,353
RehabCare Group, Inc.*	13,300	641,060
Specialty Laboratories, Inc.*	550	20,818
Sunrise Assisted Living, Inc.*	103,300	2,711,625
Syncor International Corp.*	17,700	548,700
Unilab Corp.*	350	8,820
United Surgical Partners International, Inc.*	1,200	28,800
UroCor, Inc.*	49,700	777,805

		6,615,731

(Continued)

The accompanying notes are an integral part of the financial statements.
MassMutual Emerging Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value

Industrial – Diversified — 0.1%
McDermott International, Inc.*	5,500	$ 64,075

Information Retrieval Services — 0.9%
Agile Software Corp.*	43,100	732,700
Multex.com, Inc.*	11,100	180,375

		913,075

Insurance — 0.0%
Odyssey Re Holdings Corp.*	1,250	22,588

Internet Software — 1.4%
I-many, Inc.*	43,100	581,850
Vignette Corp.*	99,400	881,678

		1,463,528

Lodging — 1.8%
Four Seasons Hotels, Inc.	33,200	1,837,620

Machinery & Components — 0.0%
Global Power Equipment Group, Inc.*	200	5,860

Medical Supplies — 7.4%
Biosite Diagnostics, Inc.*	9,800	439,040
Cytyc Corp.*	81,700	1,883,185
FEI Co.*	11,550	473,550
Invacare Corp.	15,500	598,765
LTX Corp.*	15,500	396,180
Oakley, Inc.*	93,900	1,737,150
Resmed, Inc.*	13,300	672,315
Respironics, Inc.*	39,800	1,184,448
Vascular Solutions, Inc.*	29,900	247,273

		7,631,906

Pharmaceuticals — 5.4%
Abgenix, Inc.*	17,400	783,000
Albany Molecular Research, Inc.*	9,900	376,299
Andrx Group*	6,600	508,200
Charles River Laboratories International, Inc.*	12,200	423,950
COR Therapeutics, Inc.*	15,400	469,700
Dr. Reddy’s Laboratories Limited*†	27,600	511,980
Inhale Therapeutic Systems, Inc.*	15,500	356,500
Medarex, Inc.*	43,100	1,012,850
Molecular Devices Corp.*	8,900	178,445
Protein Design Labs, Inc.*	9,900	858,924
Regeneration Technologies, Inc.*	16,500	145,200

		5,625,048

Prepackaged Software — 5.0%
Actuate Software Corp.*	63,500	606,425
Citrix Systems, Inc.*	6,300	219,870
Embarcadero Technologies, Inc.*	25,400	566,674
	Number of Shares	Market Value

Interactive Intelligence, Inc.*	17,700	$ 194,700
Interwoven, Inc.*	27,200	459,680
Precise Software Solutions Limited*	17,900	549,530
Quest Software, Inc.*	38,200	1,442,050
Retek, Inc.*	23,500	1,126,590

		5,165,519

Retail — 0.7%
99 Cents Only Stores*	25,400	760,730
Galyans Trading Co., Inc.*	400	8,160

		768,890

Retail – Internet — 1.2%
Expedia, Inc. Cl. A*	26,500	1,234,900

Telephone Utilities — 1.5%
Triton PCS Holdings, Inc. Cl. A*	22,650	928,650
West Corp.*	27,100	596,471

		1,525,121

Transportation — 0.5%
Navigant International, Inc.*	38,700	541,800

TOTAL EQUITIES
(Cost $81,738,350)		83,233,503

		Principal Amount

SHORT-TERM INVESTMENTS — 31.4%
Cash Equivalents — 22.9%
AT&T**
3.980%	07/19/2001	$ 3,155,128	3,155,128
Banc One Bank Note**
4.060%	07/02/2001	421,463	421,463
First Union II**
4.000%	03/12/2002	3,926,007	3,926,007
Fleet National Bank Note**
4.210%	10/31/2001	870,222	870,222
GMAC Bank Note**
4.110%	03/08/2002	943,965	943,965
Goldman Sachs Bank Note**
3.840%	03/21/2002	2,108,965	2,108,965
Merrill Lynch Bank Note**
3.940%	04/05/2002	983,413	983,413
Merrimac Money Market Fund**
4.120%	07/02/2001	5,043,144	5,043,144
Morgan Stanley Dean Witter & Co.**
3.960%	07/16/2001	421,463	421,463
Morgan Stanley Dean Witter & Co.**
3.980%	09/14/2001	842,925	842,925
Provident Institutional Money Market Fund**
4.000%	07/02/2001	2,809,750	2,809,750
		Principal Amount	Market Value

Royal Bank of Canada Eurodollar Time Deposit**
4.000%	07/02/2001	$2,107,313	$ 2,107,313

			23,633,758

Repurchase Agreement — 8.5%
Investors Bank & Trust Company Repurchase Agreement, dated 06/29/2001, 3.08%, due 07/02/2001 (a)		8,851,022	8,851,022

TOTAL SHORT-TERM INVESTMENTS
(At Amortized Cost)			32,484,780

TOTAL INVESTMENTS — 112.0%
(Cost $114,223,130)***			115,718,283

Other Assets/ (Liabilities) — (12.0%)			(12,390,942)

NET ASSETS — 100.0%			$103,327,341

Notes to Portfolio of Investments
*	Non-income producing security.

**	Represents investment of security lending collateral. (Note 2).

***	Aggregate cost for Federal tax purposes. (Note 7).

†	American Depository Receipt.

(a)
Maturity value of $8,853,294. Collateralized by U.S. Government Agency obligations with rates of 7.631-7.750%, maturity dates of 01/01/2019-07/20/2023, and aggregate market value, including accrued interest, of $9,293,678.

The accompanying notes are an integral part of the financial statements.

MassMutual Emerging Growth Fund – Financial Statements

Statement of Assets and Liabilities

June 30, 2001 (Unaudited)
Assets:
Investments, at value (cost $81,738,350) (Note 2)	$ 83,233,503
Short-term investments, at amortized cost (Note 2)	32,484,780

Total Investments	115,718,283
Cash	10,410,290
Receivables from:
Investments sold	914,610
Interest and dividends	18,366
Foreign taxes withheld	121
Investment adviser (Note 3)	339

Total assets	127,062,009

Liabilities:
Payables for:
Investments purchased	7,600
Securities on loan (Note 2)	23,633,758
Directors’ fees and expenses (Note 3)	1,232
Affiliates (Note 3):
Investment management fees	53,466
Administration fees	12,264
Service fees	6,342
Accrued expenses and other liabilities	20,006

Total liabilities	23,734,668

Net assets	$103,327,341

Net assets consist of:
Paid-in capital	$137,308,750
Undistributed net investment loss	(216,924)
Accumulated net realized loss on investments	(35,259,638)
Net unrealized appreciation on investments	1,495,153

$103,327,341

Net assets:
Class A	$ 11,515,439

Class L	$ 24,317,977

Class Y	$ 3,602,266

Class S	$ 63,891,659

Shares outstanding:
Class A	1,704,523

Class L	3,590,863

Class Y	530,885

Class S	9,411,242

Net asset value, offering price and redemption price per share:
Class A	$ 6.76

Class L	$ 6.77

Class Y	$ 6.79

Class S	$ 6.79

The accompanying notes are an integral part of the financial statements.

MassMutual Emerging Growth Fund – Financial Statements (Continued)

Statement of Operations

Six months ended June 30, 2001 (Unaudited)
Investment income: (Note 2)
Dividends (net of withholding tax of $181)	$ 18,785
Interest (including securities lending income of $31,709)	176,467

Total investment income	195,252

Expenses: (Note 2)
Investment management fees (Note 3)	308,745
Custody fees	21,965
Audit and legal fees	2,495
Shareholder reporting fees	773
Directors’ fees (Note 3)	568

334,546
Administration fees (Note 3):
Class A	15,370
Class L	26,603
Class Y	2,865
Class S	21,080
Service fees (Note 3):
Class A	11,491

Total expenses	411,955
Expenses reimbursed (Note 3)	(687)
Net expenses	411,268

Net investment loss	(216,016)

Realized and unrealized gain (loss):
Net realized loss on investment transactions	(21,403,278)
Net change in unrealized appreciation (depreciation) on investments	17,307,512

Net realized and unrealized loss	(4,095,766)

Net decrease in net assets resulting from operations	$ (4,311,782)

The accompanying notes are an integral part of the financial statements.

MassMutual Emerging Growth Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	Six months ended June 30, 2001 (Unaudited)	Period ended December 31, 2000*
Increase (Decrease) in Net Assets:
Operations:
Net investment loss	$ (216,016)	$ (156,564)
Net realized loss on investment transactions	(21,403,278)	(13,856,360)
Net change in unrealized appreciation (depreciation) on investments	17,307,512	(15,812,359)

Net decrease in net assets resulting from operations	(4,311,782)	(29,825,283)

Net fund share transactions (Note 5):
Class A	6,620,417	6,360,254
Class L	11,245,483	16,433,175
Class Y	526,534	4,690,371
Class S	9,202,499	82,385,673

Increase in net assets from net fund share transactions	27,594,933	109,869,473

Total increase in net assets	23,283,151	80,044,190
Net assets:
Beginning of period	80,044,190	-

End of period (including undistributed net investment loss of $216,924 and $908, respectively)	$103,327,341	$ 80,044,190

* For the period from May 1, 2000 (commencement of operations) through December 31, 2000.

The accompanying notes are an integral part of the financial statements.

MassMutual Emerging Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A				Class L
	Six months ended 6/30/01 (Unaudited)		Period ended 12/31/00†		Six months ended 6/30/01 (Unaudited)		Period ended 12/31/00†
Net asset value, beginning of period	$ 7.31		$ 10.00		$ 7.31		$ 10.00

Income (loss) from investment operations:
Net investment loss	(0.03	)***	(0.05	)***	(0.02	)***	(0.03	)***
Net realized and unrealized gain (loss) on investments	(0.52)		(2.64)		(0.52)		(2.66)

Total income (loss) from investment operations	(0.55)		(2.69)		(0.54)		(2.69)

Net asset value, end of period	$ 6.76		$ 7.31		$ 6.77		$ 7.31

Total Return@	(7.65)%	**	(26.80)%	**	(7.64)%	**	(26.70)%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$ 11,515		$ 5,197		$ 24,318		$ 12,753
Ratio of expenses to average daily net assets:
Before expense waiver	1.44%	*	1.48%	*	1.19%	*	1.23%	*
After expense waiver#	1.44%	*	N/A		1.19%	*	N/A
Net investment loss to average daily net assets	(0.95)%	*	(0.82)%	*	(0.70)%	*	(0.54)%	*
Portfolio turnover rate	52%	**	132%	**	52%	**	132%	**

	Class Y				Class S
	Six months ended 6/30/01 (Unaudited)		Period ended 12/31/00†		Six months ended 6/30/01 (Unaudited)		Period ended 12/31/00†
Net asset value, beginning of period	$ 7.32		$ 10.00		$ 7.32		$ 10.00

Income (loss) from investment operations:
Net investment loss	(0.02	)***	(0.02	)***	(0.01	)***	(0.02	)***
Net realized and unrealized gain (loss) on investments	(0.51)		(2.66)		(0.52)		(2.66)

Total income (loss) from investment operations	(0.53)		(2.68)		(0.53)		(2.68)

Net asset value, end of period	$ 6.79		$ 7.32		$ 6.79		$ 7.32

Total Return@	(7.37)%	**	(26.70)%	**	(7.37)%	**	(26.70)%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$ 3,602		$ 3,222		$ 63,892		$ 58,872
Ratio of expenses to average daily net assets:
Before expense waiver	1.04%	*	1.06%	*	0.94%	*	0.98%	*
After expense waiver#	1.04%	*	N/A		0.94%	*	N/A
Net investment loss to average daily net assets	(0.54)%	*	(0.35)%	*	(0.43)%	*	(0.29)%	*
Portfolio turnover rate	52%	**	132%	**	52%	**	132%	**

*	Annualized
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	For the period from May 1, 2000 (commencement of operations) through December 31, 2000.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 1, 2001 through June 30, 2001.
@
Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual International Equity Fund – Portfolio Manager Report

What are the investment objectives and policies for the MassMutual International Equity Fund?

The objectives and policies of the Fund are to:
•	achieve a high total rate of return over the long term
•	invest in a diversified portfolio of foreign and domestic equity securities
•
utilize dominant themes to guide investment decisions with respect to risks of investing in foreign securities (economic, political and social influences that are expected to dictate long-term growth trends)

How did the Fund perform during the first half of 2001?

The Fund outperformed its benchmark by a wide margin in a difficult environment for growth stocks. For the six months ending June 30, 2001, the Fund’s Class S shares returned -11.84%, well ahead of the -14.61% return of the Morgan Stanley Capital International Index for Europe, Australia and the Far East (MSCI EAFE), a market capitalization-weighted, unmanaged index of over 1,000 foreign stocks.

What was the investment background during the period?

In the United States, the slowdown that began last fall as a narrowly focused inventory correction in the technology and telecommunications industries broadened out to include most sectors in the first half of 2001. Moreover, despite protestations from many observers that Europe would be relatively unaffected, there was increasing recognition as the period progressed that the Europe was slowing too. This was due in part to the increasing importance of technology and telecommunications to most European economies, making it a virtual certainty that Europe would feel the effects of a “dot-com hangover” in the U.S. Real GDP (gross domestic product) growth in the European Union for the first half of 2001 was estimated to be 2.2%, ahead of the 1.3% mark for the United States. However, European growth estimates for the entire year have now been pared back to approximately 1.4%.

On the other hand, Japan’s economy continued to rumble along on the brink of recession, as it has for the past decade. One noteworthy development was the election of a new prime minister, Junichiro Koizumi, who has pledged to reform Japan’s banking system and address other major structural flaws. Our policy remained to invest very selectively in Japan, as it was uncertain at this writing whether Koizumi would actually follow through on his promises for meaningful change. On balance, our cautious approach to Japan helped the Fund’s relative performance.

The Fund’s emphasis on growth at a reasonable price led us to begin scaling back our TMT (technology, media, and telecommunications) exposure as the market was peaking early in 2000, and we have continued to reduce our TMT weightings since then. A very selective focus on New Economy stocks was another factor that helped the Fund outperform the benchmark.

One factor holding back the performance of the Fund and its benchmark was continued strength in the U.S. dollar, which gained approximately 6% versus the euro and the yen. A stronger dollar lessens the value of euro- and yen-denominated investments in U.S. dollar terms. The weak euro made it difficult for the European Central Bank to match the aggressiveness of the Federal Reserve Board in lowering short-term interest rates. As a result, rates were little changed in Europe during the period.

What important changes were there in the Fund’s holdings?

Within our New Technologies theme, we added significantly to our holdings in makers of hardware and software for computer games. Although dismissed by some as little more than a diversion, the computer gaming industry generates more revenue than the U.S. movie industry and therefore deserves serious consideration on its own merits. Historically, each major advance in gaming technology has resulted in further significant penetration of the market, and this expansion has occurred virtually independently of the underlying economic environment. This year we are seeing the introduction of 128-bit hardware in the form of Microsoft’s Xbox, Nintendo’s GameCube, and Sony’s PlayStation 2, the last of which is already on the market. In this arena, the Fund’s holdings included Japanese stocks Sony, Nintendo, Sega, Capcom, Koei, Eidos, and Konami, as well as French stocks Infogrammes Entertainment and UBI Soft Entertainment.

Which holdings helped or detracted most from performance?

Some of the computer gaming stocks mentioned earlier—Sega, Koei, and Eidos—were particularly strong performers. Another holding that aided performance was ASM International, a semiconductor capital equipment company. This company utilizes cutting-edge technology that enabled it to turn in a very strong performance compared with its peers. A Korean Internet stock, LG Home Shopping, distinguished itself among dot-coms by generating positive profits and cash flow, and was rewarded with a higher share price.
MassMutual International Equity Fund – Portfolio Manager Report (Continued)

  Among the detractors was Invensys, a British engineering company whose stock had declined sharply in the second half of 2000. We bought at what appeared to be attractive levels. Unfortunately, the problems with Invensys ran deeper than we originally thought, and we are reevaluating the position. Another underperformer was Oberthur Card Systems, a France-based provider of “smart cards”—that is, credit cards with computer chips in them. The chips improve card security and can store large quantities of useful information such as the user’s personal health history. Oberthur was hurt in the short term by disappointing results reported by competitor Gem Plus, but our confidence in this holding remains undiminished. Another significant detractor, NIIT Limited, fell into the information technology category and weakened in sympathy with the entire sector. In our opinion, Oberthur and NIIT are outstanding businesses, and the Fund still held these stocks at the end of the period.

What is your outlook?

In spite of the severe correction in share prices that has taken place during the past 18 months or so, we believe there are plenty of bargains around. While some stocks are cheap for a good reason, others merely suffer from being part of an unglamorous sector or industry. It often takes investors longer to discover these latter opportunities, but now that much of the speculative froth is gone from the markets, solid earnings growth should result in wider recognition of many formerly underappreciated and less glamorous “workhorse” stocks. Moreover, while we have been more selective in choosing stocks under our New Technologies theme, we believe our present holdings represent outstanding businesses that should enjoy strong growth under a variety of economic scenarios.

Over the near term, we believe that the markets will favor strong stock selection versus simply picking the next “hot” sector. Accordingly, our thematic approach to selecting areas of growth, which is based on fundamental considerations driven by long-term trends in demographics, technological development, and other factors, should provide useful guidance as we navigate the latter half of 2001.

MassMutual International Equity Fund
Largest Country Weightings (6/30/01)

% of Fund
United Kingdom	21.03%
Japan	17.73%
Netherlands	11.45%
France	11.06%
Brazil	7.20%
Germany	6.07%
India	3.78%
Canada	2.60%
Ireland	2.07%
Australia	1.45%

MassMutual International Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual International Equity Fund Class S and the Morgan Stanley Capital International Index for Europe, Australia and the Far East (MSCI EAFE)

MassMutual International Equity Fund
Total Return
	Year-To-Date	One Year	Five Year Average Annual	Since Inception Average Annual
	1/1/01 - 6/30/01	7/1/00 - 6/30/01	7/1/96 - 6/30/01	10/3/94 - 6/30/01

Class S	-11.84%	-24.74%	10.54%	8.85%

MSCI EAFE	-14.61%	-23.60%	2.89%	4.27%

Hypothetical Investments in MassMutual International Equity Fund Class A, Class Y and the Morgan Stanley Capital International Index for Europe, Australia and the Far East (MSCI EAFE)

MassMutual International Equity Fund
Total Return
	Year-To-Date	One Year	Since Inception Average Annual
	1/1/01 - 6/30/01	7/1/00 - 6/30/01	1/1/98 - 6/30/01

Class A	-12.11%	-25.11%	7.80%
Class Y	-11.86%	-24.74%	8.28%

MSCI EAFE	-14.61%	-23.60%	3.20%

Hypothetical Investments in MassMutual International Equity Fund Class L and the Morgan Stanley Capital International Index for Europe, Australia and the Far East (MSCI EAFE)

MassMutual International Equity Fund
Total Return
	Year-To-Date	One Year	Since Inception Average Annual
	1/1/01 - 6/30/01	7/1/00 - 6/30/01	5/3/99 - 6/30/01

Class L	-11.93%	-24.90%	8.19%

MSCI EAFE	-14.61%	-23.60%	-5.63%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the MSCI EAFE is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
MassMutual International Equity Fund – Portfolio of Investments

June 30, 2001 (Unaudited)

	Number of Shares	Market Value

EQUITIES — 93.2%

Aerospace & Defense — 4.3%
Embraer-Empresa Brasileira de Aeronautica SA	4,777,000	$ 46,891,987

Autos & Housing — 1.2%
Aucnet, Inc.	269,080	5,016,297
Ducati Motor Holding SpA*	2,862,500	4,289,170
Porsche AG, Preference	12,467	4,295,534

		13,601,001

Banking — 2.2%
Espirito Santo Financial Group††	460,200	8,375,640
Unibanco-Uniao de Banco Brasileiros SA, Sponsored†††	622,500	15,842,625

		24,218,265

Computer Hardware — 0.3%
Imagineer Co. Limited*	205,000	1,232,809
Redbus Interhouse PLC*	1,713,500	1,650,786

		2,883,595

Computer Software/Services — 8.4%
Capcom Co. Limited	387,000	13,405,216
Computer Service Solutions Holding NV	779,370	8,874,141
Eidos PLC	1,946,000	6,760,015
Eidos PLC N/P	648,667	811,936
Infosys Technologies Limited	147,863	10,341,982
Koei Co. Limited	214,920	7,099,925
Konami Co. Limited	306,500	13,983,695
NIIT Limited	1,127,300	12,222,412
Oberthur Card Systems SA	1,102,440	9,566,203
Unit 4 Agresso NV	632,600	8,006,312

		91,071,837

Consumer Services — 1.9%
BTG PLC*	748,400	12,314,847
Prosegur, CIA de Seguridad SA	688,486	8,888,423

		21,203,270

Diversified Financial — 4.8%
Collins Stewart Holdings PLC*	1,481,500	6,855,049
ICICI Limited Sponsored††	843,600	7,761,120

	Number of Shares	Market Value

Julius Baer Holding AG, Cl. B	3,320	$ 12,773,103
Magnus Holding NV	1,414,991	2,755,129
Van der Moolen Holding NV	846,750	22,150,049

		52,294,450

Electric Utilities — 2.1%
Innogy Holdings PLC	3,562,100	10,921,399
Nordex AG	1,467,300	12,173,161

		23,094,560

Electrical Equipment — 8.5%
ASM International NV*	370,100	7,346,485
Halma PLC	8,035,500	17,604,977
Nexans SA	191,000	4,608,276
Toshiba Corp.	8,131,000	42,964,204
Ushio, Inc.	1,480,000	20,304,416

		92,828,358

Electronics — 1.3%
Sony Corp.	142,812	9,389,832
STMicroelectronics NV, NY Shares	126,000	4,284,000

		13,673,832

Entertainment & Leisure — 8.7%
Infogrames Entertainment SA	1,507,980	24,000,105
Nintendo Co. Limited	177,400	32,289,301
Sega Corp.	568,000	10,065,130
UBI Soft Entertainment SA*	592,011	20,102,207
Village Roadshow Limited,
Cl. A Preference	11,894,036	8,158,119

		94,614,862

Healthcare/Drugs — 7.8%
Biocompatibles International PLC*	4,725,926	18,427,331
Elan Corp. PLC*††	368,780	22,495,580
Genset Sponsored*††	550,800	2,010,420
NeuroSearch A/S*	175,295	4,405,426
NicOx SA*	241,370	13,894,826
Oxford GlycoSciences PLC*	448,363	7,169,683
PowderJect Pharmaceuticals PLC*	2,513,725	16,545,338

		84,948,604

Healthcare/Supplies & Services — 7.9%
Cambridge Antibody Technology Group PLC	212,400	6,189,464

	Number of Shares	Market Value

Card-Guard Scientific Survival Limited	147,300	$ 8,195,374
Fresenius Medical Care AG, Preference	124,100	6,408,586
Hoya Corp.	244,000	15,455,960
Novogen Limited*	6,788,700	7,623,031
Ortivus AB, A Shares*	228,600	325,526
Ortivus AB, B Shares*	730,410	1,878,834
Pliva d.d.† †††	1,312,550	14,847,828
SSL International PLC	3,485,300	24,508,630

		85,433,233

Industrial Services — 5.8%
3i Group PLC	589,196	8,833,344
Alstom	675,700	18,796,758
Boskalis Westminster	1,209,902	32,520,351
ICTS International NV*	328,100	2,477,155

		62,627,608

Insurance — 1.1%
Axa SA	226,000	6,438,039
Ceres Group, Inc.	27,000	162,000
Ceres Group, Inc. Preferred
Callable Stocks*	900,000	3,600,000
Ockham Holdings PLC	2,777,000	1,661,757

		11,861,796

Manufacturing — 8.0%
FKI PLC	2,741,578	10,834,716
GSI Lumonics, Inc.*	1,181,800	10,931,650
Hamamatsu Photonics KK	572,000	17,887,126
Invensys PLC	8,168,000	15,507,765
Jenoptik AG	1,343,815	29,692,130
Sauer, Inc.	200,000	1,842,000

		86,695,387

Media — 5.9%
Grupo Televisa SA, Sponsored*†††	265,200	10,610,652
Impresa Sociedade Gestora de Participacoes, SA*	166,700	421,951
Reed International PLC	2,403,761	21,298,044
Wolters Kluwer NV	1,193,325	32,074,786

		64,405,433

Non-Durable Household Goods — 1.2%
Wella AG, Preference	278,900	13,458,124

Oil & Gas — 4.2%
Anderson Exploration Limited	426,200	8,649,814

(Continued)

The accompanying notes are an integral part of the financial statements.
MassMutual International Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value

Canadian Hunter Exploration Limited	355,500	$ 8,667,303
Coflexip SA Sponsored††	220,824	16,628,533
Expro International Group PLC	1,389,350	11,528,548

		45,474,198

Real Estate — 0.7%
Solidere*†††	1,499,100	7,614,828

Retail-General — 2.7%
Boots Co. PLC	1,552,000	13,118,280
SkyePharma PLC*	14,162,200	16,232,714

		29,350,994

Telecommunications — 1.3%
Toyo Communication Equipment Co., Limited	709,000	3,837,321
Videsh Sanchar Nigam Limited††	802,005	10,746,867

		14,584,188

Telephone Utilities — 1.4%
Tele Norte Leste Participacoes SA††	153,040	2,335,390
Tele Norte Leste Participacoes SA*	900,093,388	11,701,214
Tele Norte Leste Participacoes SA Preference*	105,386,550	1,612,414

		15,649,018

Tobacco — 0.3%
Compagnie Financiere Richemont AG, A Units	1,090	2,789,655

Transportation — 1.2%
MIF Limited*	334,194	4,295,797
Smit Internationale NV	436,931	8,396,503

		12,692,300

TOTAL EQUITIES (Cost $1,123,122,863)		1,013,961,383

		Principal Amount

SHORT-TERM INVESTMENTS — 19.8%
Cash Equivalents — 14.2%
AT&T**
3.980%	07/19/2001	$ 8,140,989	8,140,989
Banc One Bank Note**
4.060%	07/02/2001	2,764,203	2,764,203

		Principal Amount	Market Value

First Union II**
4.000%	03/12/2002	$ 14,077,994	$ 14,077,994
Fleet National Bank Note**
4.210%	10/31/2001	1,164,144	1,164,144
GMAC Bank Note**
4.110%	03/08/2002	1,378,230	1,378,230
Goldman Sachs Bank Note**
3.840%	03/21/2002	5,307,428	5,307,428
Merrill Lynch Bank Note**
3.940%	04/05/2002	6,449,806	6,449,806
Merrimac Money Market Fund**
4.120%	07/02/2001	61,179,850	61,179,850
MetLife Insurance Co. Funding Agreement**
4.110%	08/01/2001	13,000,000	13,000,000
Morgan Stanley Dean Witter & Co.**
3.960%	07/16/2001	2,764,203	2,764,203
Morgan Stanley Dean Witter & Co.**
3.980%	09/14/2001	6,528,405	6,528,405
Provident Institutional Money Market Fund**
4.000%	07/02/2001	18,428,018	18,428,018
Royal Bank of Canada Eurodollar Time Deposit**
4.000%	07/02/2001	13,821,013	13,821,013

			155,004,283

Repurchase Agreement — 5.6%
Investors Bank & Trust Company Repurchase Agreement, dated 06/29/2001, 3.08%, due 07/02/2001 (a)		60,729,514	60,729,514

TOTAL SHORT-TERM INVESTMENTS
(At Amortized Cost)			215,733,797

TOTAL INVESTMENTS — 113.0%
(Cost $1,338,856,660)***			1,229,695,180
Other Assets/ (Liabilities) — (13.0%)			(141,757,710)

NET ASSETS — 100.0%			$ 1,087,937,470

Notes to Portfolio of Investments

*	Non-income producing security.

**	Represents investment of security lending collateral. (Note 2).

***	Aggregate cost for Federal tax purposes. (Note 7).

†	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

††	American Depository Receipt.

†††	Global Depository Receipt.

(a)
Maturity value of $60,745,101. Collateralized by U.S. Government Agency obligations with rates of 6.000-7.959%, maturity dates of 04/01/2028-05/15/2031, and aggregate market value, including accrued interest, of $63,766,114.

The accompanying notes are an integral part of the financial statements.

MassMutual International Equity Fund – Financial Statements

Statement of Assets and Liabilities

June 30, 2001 (Unaudited)
Assets:
Investments, at value (cost $1,123,122,863) (Note 2)	$1,013,961,383
Short-term investments, at amortized cost (Note 2)	215,733,797

Total Investments	1,229,695,180
Cash	135,825
Foreign currency, at value (cost $690,266)	681,470
Receivables from:
Investments sold	13,066,339
Interest and dividends	2,967,833
Foreign taxes withheld	384,695
Investment adviser (Note 3)	7,358

Total assets	1,246,938,700

Liabilities:
Payables for:
Investments purchased	2,899,969
Open forward foreign currency contracts (Note 2)	10,353
Securities on loan (Note 2)	155,004,283
Directors’ fees and expenses (Note 3)	6,274
Affiliates (Note 3):
Investment management fees	722,446
Administration fees	117,380
Service fees	22,724
Accrued expenses and other liabilities	217,801

Total liabilities	159,001,230

Net assets	$1,087,937,470

Net assets consist of:
Paid-in capital	$1,238,080,899
Undistributed net investment income	2,383,843
Distributions in excess of net realized gains on investments and foreign currency translations	(43,264,735)
Net unrealized depreciation on investments, forward foreign currency contracts, foreign currency and other assets and liabilities	(109,262,537)

$1,087,937,470

Net assets:
Class A	$ 38,916,798

Class L	$ 98,376,822

Class Y	$ 54,910,923

Class S	$ 895,732,927

Shares outstanding:
Class A	3,669,801

Class L	9,252,631

Class Y	5,132,976

Class S	83,552,411

Net asset value, offering price and redemption price per share:
Class A	$ 10.60

Class L	$ 10.63

Class Y	$ 10.70

Class S	$ 10.72

The accompanying notes are an integral part of the financial statements.

MassMutual International Equity Fund – Financial Statements (Continued)

Statement of Operations

Six months ended June 30, 2001 (Unaudited)
Investment income: (Note 2)
Dividends (net of withholding tax of $1,093,495)	$ 9,821,874
Interest (including securities lending income of $581,747)	1,185,447

Total investment income	11,007,321

Expenses: (Note 2)
Investment management fees (Note 3)	4,568,005
Custody fees	527,910
Audit and legal fees	26,165
Shareholder reporting fees	11,189
Directors’ fees (Note 3)	8,565

5,141,834
Administration fees (Note 3):
Class A	48,699
Class L	121,948
Class Y	27,383
Class S	530,780
Service fees (Note 3):
Class A	41,243

Total expenses	5,911,887
Expenses reimbursed (Note 3)	(10,732)
Net expenses	5,901,155

Net investment income	5,106,166

Realized and unrealized gain (loss):
Net realized loss on:
Investment transactions	(14,251,883)
Foreign currency transactions	(1,586,682)

Net realized loss	(15,838,565)

Net change in unrealized appreciation (depreciation) on:
Investments	(122,952,816)
Translation of assets and liabilities in foreign currencies	(134,696)

Net unrealized loss	(123,087,512)

Net realized and unrealized loss	(138,926,077)

Net decrease in net assets resulting from operations	$(133,819,911)

The accompanying notes are an integral part of the financial statements.

MassMutual International Equity Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	Six months ended June 30, 2001 (Unaudited)	Year ended December 31, 2000
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$ 5,106,166	$ 2,526,562
Net realized gain (loss) on investment transactions and foreign currency transactions	(15,838,565)	203,445,989
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(123,087,512)	(339,916,283)

Net decrease in net assets resulting from operations	(133,819,911)	(133,943,732)

Distributions to shareholders (Note 2):
From net investment income:
Class A	-	(33,329)
Class L	-	(90,359)
Class Y	-	(56,387)
Class S	-	(1,719,245)

Total distributions from net investment income	-	(1,899,320)

From net realized gains:
Class A	-	(4,659,685)
Class L	-	(11,603,325)
Class Y	-	(4,932,465)
Class S	-	(186,072,011)

Total distributions from net realized gains	-	(207,267,486)

In excess of net realized gains:
Class A	-	(691,578)
Class L	-	(1,722,134)
Class Y	-	(732,063)
Class S	-	(27,616,297)

Total distributions in excess of net realized gains	-	(30,762,072)

Net fund share transactions (Note 5):
Class A	16,602,802	33,528,538
Class L	41,376,855	81,699,020
Class Y	27,955,849	31,538,645
Class S	(16,810,478)	274,662,750

Increase in net assets from net fund share transactions	69,125,028	421,428,953

Total increase (decrease) in net assets	(64,694,883)	47,556,343

Net assets:
Beginning of period	1,152,632,353	1,105,076,010

End of period (including undistributed net investment income of $2,383,843 and undistributed net investment loss of $2,722,323, respectively)	$1,087,937,470	$1,152,632,353

The accompanying notes are an integral part of the financial statements.
MassMutual International Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class A
	Six months ended 6/30/01 (Unaudited)		Year ended 12/31/00		Year ended 12/31/99		Year ended 12/31/98†
Net asset value, beginning of period	$ 12.06		$ 16.91		$ 11.37		$12.81

Income (loss) from investment operations:
Net investment income (loss)	0.04	***	(0.13	)***	(0.04	)***	0.01 ***
Net realized and unrealized gain (loss) on investments	(1.50)		(1.50)		6.39		0.53

Total income (loss) from investment operations	(1.46)		(1.63)		6.35		0.54

Less distributions to shareholders:
From net investment income	-		(0.02)		(0.00	)****	(0.12)
From net realized gains	-		(2.79)		(0.81)		(1.86)
In excess of net realized gains	-		(0.41)		-		-

Total distributions	-		(3.22)		(0.81)		(1.98)

Net asset value, end of period	$ 10.60		$ 12.06		$ 16.91		$11.37

Total Return@	(12.11)%	**	(9.30)%		56.25%		4.40%

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$ 38,917		$26,246		$ 548		$ 135
Ratio of expenses to average daily net assets:
Before expense waiver	1.51%	*	1.67%		1.55%		1.69%
After expense waiver#	1.50%	*	N/A		N/A		N/A
Net investment income (loss) to average daily net assets	0.69%	*	(0.81)%		(0.28)%		0.10%
Portfolio turnover rate	20%	**	69%		63%		80%

	Class L
	Six months ended 6/30/01 (Unaudited)		Year ended 12/31/00		Period ended 12/31/99+
Net asset value, beginning of period	$ 12.07		$ 16.89		$ 12.00

Income (loss) from investment operations:
Net investment income (loss)	0.05	***	(0.06	)***	(0.05	)***
Net realized and unrealized gain (loss) on investments	(1.49)		(1.54)		5.78

Total income (loss) from investment operations	(1.44)		(1.60)		5.73

Less distributions to shareholders:
From net investment income	-		(0.02)		(0.03)
From net realized gains	-		(2.79)		(0.81)
In excess of net realized gains	-		(0.41)		-

Total distributions	-		(3.22)		(0.84)

Net asset value, end of period	$ 10.63		$ 12.07		$ 16.89

Total Return@	(11.93)%	**	(9.12)%		48.17%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$ 98,377		$67,113		$ 7,335
Ratio of expenses to average daily net assets:
Before expense waiver	1.26%	*	1.37%		1.26%	*
After expense waiver#	1.25%	*	N/A		N/A
Net investment income (loss) to average daily net assets	0.93%	*	(0.37)%		0.54%	*
Portfolio turnover rate	20%	**	69%		63%	**

*	Annualized
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
****	Distributions from net investment income is less than $0.01 per share.
†	Amounts have been restated to reflect reverse stock splits.
+	For the period from May 3, 1999 (commencement of operations) through December 31, 1999.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 1, 2001 through June 30, 2001.
@
Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.
MassMutual International Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

	Class Y
	Six months ended 6/30/01 (Unaudited)		Year ended 12/31/00	Year ended 12/31/99		Year ended 12/31/98†
Net asset value, beginning of period	$ 12.14		$ 16.95	$ 11.37		$ 12.83

Income (loss) from investment operations:
Net investment income (loss)	0.06	***	0.00 ***	(0.01	)***	0.06 ***
Net realized and unrealized gain (loss) on investments	(1.50)		(1.58)	6.44		0.55

Total income (loss) from investment operations	(1.44)		(1.58)	6.43		0.61

Less distributions to shareholders:
From net investment income	-		(0.03)	(0.04)		(0.21)
From net realized gains	-		(2.79)	(0.81)		(1.86)
In excess of net realized gains	-		(0.41)	-		-

Total distributions	-		(3.23)	(0.85)		(2.07)

Net asset value, end of period	$ 10.70		$ 12.14	$ 16.95		$ 11.37

Total Return@	(11.86)%	**	(8.97)%	57.04%		4.84%

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$ 54,911		$ 31,651	$ 9,335		$ 503
Ratio of expenses to average daily net assets:
Before expense waiver	1.10%	*	1.18%	1.11%		1.23%
After expense waiver #	1.10%	*	N/A	N/A		N/A
Net investment income (loss) to average daily net assets	1.09%	*	0.02%	(0.09)%		0.43%
Portfolio turnover rate	20%	**	69%	63%		80%

	Class S (1)
	Six months ended 6/30/01 (Unaudited)		Year ended 12/31/00	Year ended 12/31/99		Year ended 12/31/98	Year ended 12/31/97	Year ended 12/31/96
Net asset value, beginning of period	$ 12.16		$ 16.96	$ 11.37		$ 12.38	$ 11.11	$ 9.58

Income (loss) from investment operations:
Net investment income	0.05	***	0.04 ***	0.05	***	0.10	0.06	0.06
Net realized and unrealized gain (loss) on investments	(1.49)		(1.61)	6.38		0.51	1.69	1.71

Total income (loss) from investment operations	(1.44)		(1.57)	6.43		0.61	1.75	1.77

Less distributions to shareholders:
From net investment income	-		(0.03)	(0.03)		(0.17)	(0.07)	(0.24)
From net realized gains	-		(2.79)	(0.81)		(1.45)	(0.41)	-
In excess of net realized gains	-		(0.41)	-		-	-	-

Total distributions	-		(3.23)	(0.84)		(1.62)	(0.48)	(0.24)

Net asset value, end of period	$ 10.72		$ 12.16	$ 16.96		$ 11.37	$ 12.38	$ 11.11

Total Return@	(11.84)%	**	(8.95)%	56.98%		5.05%	15.79%	18.51%

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$895,733		$1,027,623	$1,087,858		$640,498	$546,790	$356,311
Ratio of expenses to average daily net assets:
Before expense waiver	1.07%	*	1.12%	1.06%		1.04%	1.07%	1.07%
After expense waiver	1.07%	*#	N/A	N/A		N/A	1.06% ##	1.00% ##
Net investment income to average daily net assets	0.96%	*	0.22%	0.42%		0.73%	0.53%	0.59%
Portfolio turnover rate	20%	**	69%	63%		80%	83%	58%

*	Annualized
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	Amounts have been restated to reflect reverse stock splits.
(1)	Class S shares were previously designated as Class 4 shares.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund for the period May 1, 2001 through June 30, 2001.
##	Computed after giving effect to the voluntary partial waiver of management fee by MassMutual, which terminated May 1, 1997.
@
Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.
MassMutual Overseas Fund – Portfolio Manager Report

Note to shareholders:

The MassMutual Overseas Fund is managed by two sub-advisers, one of which is American Century Investment Management. As of July 2, 2001, Harris Associates replaced Mercury Advisors as the other sub-adviser. The commentary below reflects primarily the observations of the American Century management team.

What are the investment objectives and policies for the MassMutual Overseas Fund?

The objectives and policies of the Fund are to:
•	achieve long-term growth of capital
•	invest in a diversified portfolio of foreign and domestic equity securities
•	utilize a blend of growth and value styles in making investment decisions
•	rely primarily on fundamental analysis while also considering the macroeconomic outlook for various regional economies

How did the Fund perform during the first half of 2001?

This is a new fund with an inception date of May 1, 2001. From that date through June 30, 2001, the Fund’s Class S shares returned -6.30%, beating the -7.47% return posted by the Morgan Stanley Capital International Index for Europe, Australia and the Far East (MSCI EAFE), a market capitalization-weighted, unmanaged index of over 1,000 foreign stocks.

What was the investment background during the period?

For much of the current slowdown in the United States, many observers have maintained that Europe would not be similarly affected. However, during our two-month reporting period it became increasingly clear that Europe was slowing down too, as companies around the world reported slower growth and weaker-than-expected earnings. Counteracting the negative influence of slowing growth and shrinking profits to some extent was the campaign to lower short-term interest rates by the world’s central banks. This trend was most apparent in the United States, where the Federal Reserve Board cut rates six times in the first half of 2001, including one reduction each in May and June. The European Central Bank, which remained concerned about price stability and a weak European currency, was not as aggressive, but the trend in European rates was down nevertheless.

What sectors, holdings, and countries had the biggest impact on performance?

The Fund outperformed the benchmark in a variety of sectors, including consumer cyclicals, our second-largest stake. This diverse group includes department stores, and construction and real property, both of which beat the benchmark. In the department store industry, we were especially attracted to companies we thought could sustain their growth even in a slowing economy.

Consumer staples was the Fund’s top-performing sector on a relative basis due to strong stock selection. Holdings in this sector that did well included U.K.-based Safeway (not to be confused with the U.S. company of the same name), which increased same-store sales, added new supermarkets, and tightened cost controls. Another holding making a positive contribution to performance was Diageo, also based in the U.K. Diageo has operations in food, alcoholic beverages, and fast-food restaurants.

The Fund’s third-largest sector, healthcare, turned in the best absolute performance during the period. Investors looking for stable earnings growth turned to pharmaceutical companies such as Danish firm Novo Nordisk, the Fund’s top contributor. Novo manufactures an array of products, including a highly regarded insulin-delivery system for diabetics.

The financial sector declined on an absolute basis during the period. Although financials remained our largest sector weighting, we reduced our exposure and at the end of June carried a slightly lower weighting than the benchmark did. Declining equity markets and a steady stream of sour economic news negatively affected our asset management and property/casualty stocks. However, the Fund’s holdings outperformed the benchmark’s in three industries—banks, life and health insurance, and financial services.

Technology, media, and telecommunications continued to be a drag on performance, with telecommunications turning in the worst absolute performance. The Fund’s performance versus the benchmark, however, was helped by underweighting the telecom group. Detracting from performance was Nokia, the Finnish maker of cellular handsets. As the growth in subscribers has slowed among wireless service providers, so has the demand for handsets. Consumer services was responsible for the worst relative performance, with media taking the dubious honor of worst-performing subsector. Reed International, an Anglo-Dutch publishing and information company, exemplified the difficulties faced by many media companies due to a sudden decline in advertising revenues.

Denmark, France, and Bermuda were the top-contributing countries on a relative basis, while Japan, Australia, and Switzerland were the worst detractors.

What is your outlook?

With European growth now slowing, a lot depends on how quickly the United States can re-energize its powerful economy, which many have likened to a locomotive that pulls the rest of the world along as it grows. Aggressive easing by the Federal Reserve Board will undoubtedly aid this effort. However, lower interest rates can do only so much, and there are some industries, such as telecommunications equipment, that may take several years to work through the excess inventories created by overbuilding during better times. In Japan, the election of a new prime minister with a reformist agenda could improve that economy over the long term. However, the short-term adjustments involved in reforming the banking system and making other significant changes could be painful. We believe that the best way for us to add value in the current uncertain environment is to stick with our disciplined, bottom-up stock selection process.

MassMutual Overseas Fund
Largest Country Weightings (6/30/01)

% of Fund
United Kingdom	20.54%
Japan	14.24%
United States	10.61%
France	9.75%
Netherlands	8.03%
Germany	6.31%
Switzerland	6.10%
Canada	3.66%
Hong Kong	3.46%
Spain	2.52%

MassMutual Overseas Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Overseas Fund Class S, Class A, Class Y, Class L and the Morgan Stanley Capital International Index for Europe, Australia and the Far East (MSCI EAFE)

MassMutual Overseas Fund
Total Return

Since Inception Average Annual 5/1/01 - 6/30/01

Class S	-6.30%
Class A	-6.40%
Class Y	-6.30%
Class L	-6.30%

MSCI EAFE	-7.47%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the MSCI EAFE is unmanaged and does not incur expenses, and cannot be purchased directly by investors. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

MassMutual Overseas Fund – Portfolio of Investments

June 30, 2001 (Unaudited)

	Number of Shares	Market Value

EQUITIES — 91.1%
Aerospace & Defense — 1.5%
BAE Systems PLC	61,433	$ 294,190
Bombardier, Inc. Cl. B	478	7,182
Embraer - Empresa Brasileira de Aeronautica SA Sponsored†	1,400	54,670

		356,042

Air Transportation — 0.9%
Air France	9,090	146,211
Qantas Airways Limited	37,480	66,654

		212,865

Autos & Housing — 1.7%
Bayerische Motoren Werke AG	2,628	86,989
Honda Motor Co. Limited	3,000	131,820
Lafarge SA	825	70,540
Toyota Motor Corp.	3,300	116,160

		405,509

Banking — 9.0%
ABN Amro Holding NV	6,940	130,370
Banco Popular Espanol	1,400	48,937
Barclays PLC	3,100	95,044
BNP Paribas	3,295	286,754
Credit Suisse Group	200	32,882
Danske Bank A/S	3,700	66,479
Depfa Deutsche Pfandbriefbank AG	2,520	170,668
Deutsche Bank AG	1,300	93,149
Dexia	3,190	50,608
IntesaBci SpA	23,500	82,960
Lloyds TSB Group PLC	26,465	264,822
National Australia Bank	2,713	48,319
Royal Bank of Scotland Group PLC	13,425	295,864
Sumitomo Mitsui Banking Corp.	10,000	82,588
UBS AG- Registered	635	90,974
United Overseas Bank	43,000	271,412

		2,111,830

Beverages — 2.3%
Allied Domecq PLC	54,550	340,059
Diageo Capital PLC	18,672	204,830

		544,889

	Number of Shares	Market Value

Chemicals — 1.3%
Air Liquide SA	560	$ 80,451
Akzo Nobel, Inc.	4,445	188,149
Nitto Denko Corp.	1,000	28,866

		297,466

Computer Software/Services — 0.8%
Check Point Software Technologies Limited*	1,282	64,831
Logica PLC	3,050	37,018
SAP AG	700	97,132

		198,981

Consumer Services — 1.4%
Capita Group PLC	5,900	38,377
ISS A/S	400	23,426
NH Hoteles SA	5,600	66,228
Royal KPN NV	13,425	76,147
Securitas AB Cl. B	4,500	78,755
Vedior NV-CVA	5,035	45,609

		328,542

Diversified Financial — 6.3%
Grupo Financiero BBVA Bancomer	31,819	31,479
ING Groep NV	8,070	527,414
Julius Baer Holding AG Cl. B	29	111,572
MLP AG	1,181	129,973
Nomura Securities Co. Limited	7,000	134,145
Sanyo Shinpan Finance Co. Limited	5,100	178,293
Takefuji Corp.	3,900	354,302

		1,467,178

Electric Utilities — 4.4%
E.ON AG	5,746	301,299
Electricidade de Portugal SA	70,400	168,066
Hong Kong Electric Holdings	35,500	136,544
International Power PLC	14,868	62,679
Scottish Power PLC	11,072	81,440
Shandong International Power Development Co. Limited	1,136,000	273,776

		1,023,804

Electrical Equipment — 1.4%
Canon, Inc.	7,000	282,883
Toshiba Corp.	10,000	52,840

		335,723

	Number of Shares	Market Value

Electronics — 4.5%
Chubb PLC	60,532	$ 141,530
Creative Technology Limited	21,000	176,350
Keyence Corp.	400	79,381
Koninklijke Philips Electronics NV	10,544	279,479
Koninklijke Philips Electronics NV, NY Shares	1,674	44,244
NEC Corp.	4,000	54,043
Sharp Corp.	4,000	54,524
Sony Corp.	600	39,450
STMicroelectronics NV, NY Shares	1,073	36,482
Vossloh AG	6,740	140,935

		1,046,418

Entertainment & Leisure — 4.0%
Namco Limited	10,400	186,793
Nintendo Co. Limited	4,100	746,258

		933,051

Foods — 5.8%
Ajinomoto Co., Inc.	3,000	32,185
Carrefour Supermarche SA	1,145	60,582
Compass Group PLC	11,303	90,451
Greencore Group PLC	54,300	117,217
Groupe Danone	200	27,446
Ito-Yokado Co. Limited	2,000	92,210
Nestle SA	846	179,804
Safeway PLC	26,765	151,605
Tesco PLC	31,192	112,522
Unilever NV	1,993	119,454
Unilever PLC	44,108	371,579

		1,355,055

Forest Products & Paper — 2.0%
Jefferson Smurfit Group PLC	122,610	226,277
Stora Enso Oyj, R Shares	3,445	37,330
UPM-Kymmene Oyj	6,880	194,476

		458,083

Healthcare/Drugs — 8.2%
Aventis SA	6,922	552,592
Biovail Corp.*	900	39,150
Celltech Group PLC	11,020	185,673
Elan Corp. PLC*†	1,271	77,531
GlaxoSmithkline PLC†	1,700	95,540
Novartis AG	11,978	433,509

(Continued)

The accompanying notes are an integral part of the financial statements.
MassMutual Overseas Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value

Novo-Nordisk A/S	7,864	$ 347,873
Sanofi-Synthelabo SA	2,194	143,946
Takeda Chemical Industries Limited	1,000	46,506

		1,922,320

Healthcare/Supplies & Services — 1.5%
Fresenius Medical Care AG, Preference	5,070	256,238
Welfide Corp.	9,000	92,659

		348,897

Household Products — 0.6%
Reckitt Benckiser PLC	9,359	134,916

Industrial – Diversified — 1.0%
Tyco International Limited	4,300	234,350

Industrial Services — 3.9%
Alstom	874	24,313
Altran Technologies SA	868	40,415
Autostrade Concessioni e Costruzioni SpA	10,400	67,529
CRH PLC	4,837	82,306
Geberit International AG	617	139,029
Preussag AG	1,800	54,553
Suez SA	5,500	176,932
Tomkins PLC	57,100	146,958
Vinci SA	1,700	108,297
Vivendi Environnement	1,600	67,332

		907,664

Insurance — 4.9%
AFLAC, Inc.	3,900	122,811
Allianz AG	414	120,827
CGNU PLC	15,180	209,862
Manulife Financial Corp.	9,600	267,903
Prudential PLC	5,800	70,233
Riunione Adriatica di Sicurta SpA	2,800	34,418
Royal & Sun Alliance Insurance Group	12,165	91,532
The Tokio Marine & Fire Insurance Co. Limited	7,000	65,389
Zurich Financial Services AG	500	170,528

		1,153,503

Manufacturing — 1.7%
Mitsubishi Heavy Industries Limited	35,000	159,684
SIG Holding AG	1,383	141,581
Sulzer AG	275	87,517

		388,782

	Number of Shares	Market Value

Media — 2.5%
Arnoldo Mondadori Editore SpA	5,857	$ 41,700
Grupo Televisa SA, Sponsored*††	800	32,008
Reed International PLC	13,500	119,614
South China Morning Post	164,000	108,289
United Business Media PLC	15,210	123,642
Vivendi Universal SA	1,042	60,734
VNU NV	827	28,004
Wolters Kluwer NV	2,515	67,599

		581,590

Metals — 0.6%
Alcan Aluminum Limited	1,131	47,525
BHP Billiton Limited	7,877	42,626
BHP Limited	7,395	39,040
Usinor SA	1,319	13,835

		143,026

Non-Durable Household Goods — 0.2%
Kao Corp.	2,000	49,713

Oil & Gas — 5.8%
Alberta Energy Co. Limited	813	33,483
BP PLC	8,500	69,873
Centrica PLC	46,833	149,678
ENI-Ente Nazionale Idrocarburi SpA	14,850	181,029
LUKOIL Sponsored†	600	28,779
Precision Drilling Corp.	826	25,772
Repsol YPF SA	17,310	285,753
Schlumberger Limited	600	31,590
Suncor Energy, Inc.	2,100	53,415
Talisman Energy, Inc.	1,649	62,752
TotalFinaElf SA	2,587	362,237
Transocean Sedco Forex, Inc.	2,100	86,625

		1,370,986

Real Estate — 1.4%
Canary Wharf Group PLC	5,840	45,502
Cheung Kong Holdings	6,000	65,388
Henderson Land Development	41,000	181,880
Sun Hung Kai Properties Limited	5,000	45,034

		337,804

Retail – Grocery — 1.4%
Coles Myer Limited	14,495	46,548
Koninklijke Ahold NV	9,180	287,544

		334,092

	Number of Shares	Market Value

Retail-General — 1.5%
Circle K Japan Co. Limited	3,200	$ 92,627
Dixons Group PLC	14,300	46,860
Great Universal Stores PLC	7,600	65,040
Gucci Group NV	300	25,125
Jusco Co. Limited	3,000	66,151
Next PLC	3,088	40,390
Walmart de Mexico Series C	7,638	20,677

		356,870

Retail-Specialty — 0.2%
Swatch Group AG	43	43,063

Telecommunications — 3.2%
British Telecommunications PLC	33,310	209,407
China Unicom Limited*†	1,200	21,240
Deutsche Telekom AG	1,188	27,074
France Telecom SA	574	27,358
Nokia Corp. Sponsored†	2,714	59,817
NTT Mobile Communications Network, Inc.	5	86,998
Spirent PLC	34,100	105,986
Telenor ASA	43,300	178,569
Vodafone AirTouch PLC	20,924	46,349

		762,798

Telephone Utilities — 3.5%
Amdocs Limited*	1,200	64,620
BCE, Inc.	8,760	234,937
KDDI Corp.	7	32,666
Telecom Corp. of New Zealand Limited	106,779	241,588
Telefonica SA	15,470	190,683
Telefonos de Mexico SA de CV Sponsored Cl. L†	1,300	45,617

		810,111

Tobacco — 0.9%
British American Tobacco PLC	28,294	214,882

Transportation — 0.8%
Canadian Pacific Limited	2,205	85,444
Exel PLC	2,256	24,098
TNT Post Group NV	4,192	87,478
		197,020

TOTAL EQUITIES
(Cost $22,451,871)		21,367,823

(Continued)

The accompanying notes are an integral part of the financial statements.
MassMutual Overseas Fund – Portfolio of Investments (Continued)

	Number of Shares	Market Value

RIGHTS — 0.2%
Telecommunications — 0.2%
British Telecommunications PLC	6,210	$ 36,682

TOTAL RIGHTS
(Cost $26,085)		36,682

	Principal Amount

SHORT-TERM INVESTMENTS — 8.3%
Repurchase Agreement
Investors Bank & Trust Company Repurchase Agreement, dated 06/29/2001, 3.08%, due 07/02/2001 (a)	$ 1,947,202	1,947,202

TOTAL SHORT-TERM INVESTMENTS
(At Amortized Cost)		1,947,202

TOTAL INVESTMENTS — 99.6%
(Cost $24,425,158)**		23,351,707

Other Assets/(Liabilities) — 0.4%		91,515

NET ASSETS — 100.0%		$ 23,443,222

Notes to Portfolio of Investments
*	Non-income producing security.

**	Aggregate cost for Federal tax purposes. (Note 7).

†	American Depository Receipt.

††	Global Depository Receipt.

(a)
Maturity value of $1,947,702. Collateralized by U.S. Government Agency obligation with a rate of 7.500%, maturity date of 04/01/2007, and aggregate market value, including accrued interest, of $2,044,624.

The remainder of this page is intentionally left blank.

The accompanying notes are an integral part of the financial statements.

MassMutual Overseas Fund – Financial Statements

Statement of Assets and Liabilities

June 30, 2001 (Unaudited)
Assets:
Investments, at value (cost $22,477,956) (Note 2)	$21,404,505
Short-term investments, at amortized cost (Note 2)	1,947,202

Total Investments	23,351,707
Cash	172,701
Receivables from:
Investments sold	399,592
Open forward foreign currency contracts (Note 2)	16,859
Interest and dividends	27,072
Foreign taxes withheld	11,307

Total assets	23,979,238

Liabilities:
Payables for:
Investments purchased	419,900
Directors’ fees and expenses (Note 3)	184
Affiliates (Note 3):
Investment management fees	18,885
Administration fees	872
Service fees	39
Due to custodian	48,464
Accrued expenses and other liabilities	47,672

Total liabilities	536,016

Net assets	$23,443,222

Net assets consist of:
Paid-in capital	$25,012,000
Undistributed net investment income	46,427
Accumulated net realized loss on investments and foreign currency translations	(558,056)
Net unrealized depreciation on investments, forward foreign currency contracts, foreign currency and other assets and liabilities	(1,057,149)

$23,443,222

Net assets:
Class A	$ 97,870

Class L	$ 97,908

Class Y	$ 97,931

Class S	$23,149,513

Shares outstanding:
Class A	10,453

Class L	10,452

Class Y	10,452

Class S	2,469,843

Net asset value, offering price and redemption price per share:
Class A	$ 9.36

Class L	$ 9.37

Class Y	$ 9.37

Class S	$ 9.37

The accompanying notes are an integral part of the financial statements.

MassMutual Overseas Fund – Financial Statements (Continued)

Statements of Operations

Period ended June 30, 2001* (Unaudited)
Investment income: (Note 2)
Dividends (net of withholding tax of $18,176)	$ 115,672
Interest	20,319

Total investment income	135,991

Expenses: (Note 2)
Investment management fees (Note 3)	39,834
Custody fees	46,530
Audit and legal fees	634
Shareholder reporting fees	508
Directors’ fees (Note 3)	184

87,690
Administration fees (Note 3):
Class A	38
Class L	38
Class Y	15
Class S	1,744
Service fees (Note 3):
Class A	39

Total expenses	89,564

Net investment income	46,427

Realized and unrealized gain (loss):
Net realized loss on:
Investment transactions	(501,657)
Foreign currency transactions	(56,399)

Net realized loss	(558,056)

Net change in unrealized appreciation (depreciation) on:
Investments	(1,073,451)
Translation of assets and liabilities in foreign currencies	16,302

Net unrealized loss	(1,057,149)

Net realized and unrealized loss	(1,615,205)

Net decrease in net assets resulting from operations	$(1,568,778)

* For the period from May 1, 2001 (commencement of operations) through June 30, 2001.

The accompanying notes are an integral part of the financial statements.

MassMutual Overseas Fund – Financial Statements (Continued)

Statement of Changes of Net Assets

Period ended June 30, 2001* (Unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$ 46,427
Net realized loss on investment transactions and foreign currency transactions	(558,056)
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(1,057,149)

Net decrease in net assets resulting from operations	(1,568,778)

Net fund share transactions (Note 5):
Class A	103,000
Class L	103,000
Class Y	103,000
Class S	24,703,000

Increase in net assets from net fund share transactions	25,012,000

Total increase in net assets	23,443,222
Net assets:
Beginning of period	-

End of period (including undistributed net investment income of $46,427)	$23,443,222

* For the period from May 1, 2001 (commencement of operations) through June 30, 2001.

The accompanying notes are an integral part of the financial statements.
MassMutual Overseas Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout the period)

	Class A		Class L		Class Y		Class S
	Period ended 6/30/01† (Unaudited)		Period ended 6/30/01† (Unaudited)		Period ended 6/30/01† (Unaudited)		Period ended 6/30/01† (Unaudited)
Net asset value, beginning of period	$10.00		$10.00		$10.00		$ 10.00

Income (loss) from investment operations:
Net investment income	0.01	***	0.02	***	0.02	***	0.02	***
Net realized and unrealized gain (loss) on investments	(0.65)		(0.65)		(0.65)		(0.65)

Total income (loss) from investment operations	(0.64)		(0.63)		(0.63)		(0.63)

Net asset value, end of period	$ 9.36		$ 9.37		$ 9.37		$ 9.37

Total Return@	(6.40)%	**	(6.30)%	**	(6.30)%	**	(6.30)%	**

Ratios / Supplemental Data:
Net assets, end of period (000’s)	$ 98		$ 98		$ 98		$23,150
Net expenses to average daily net assets	2.74%	*	2.49%	*	2.34%	*	2.25%	*
Net investment income to average daily net assets	0.76%	*	1.16%	*	1.01%	*	1.17%	*
Portfolio turnover rate	17%	**	17%	**	17%	**	17%	**

*	Annualized
**	Percentage represents results for the period and are not annualized.
***	Per share amount calculated on the average shares method.
†	For the period from May 1, 2001 (commencement of operations) through June 30, 2001.
@
Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1. The Fund
MassMutual Institutional Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 28, 1993, as amended. The Trust consists of the following series (each individually referred to as a “Fund” or collectively as the “Funds”): MassMutual Prime Fund (“Prime Fund”), MassMutual Short-Duration Bond Fund (“Short-Duration Bond Fund”) formerly known as MassMutual Short-Term Bond Fund, MassMutual Core Bond Fund (“Core Bond Fund”), MassMutual Diversified Bond Fund (“Diversified Bond Fund”), MassMutual Balanced Fund (“Balanced Fund”), MassMutual Core Value Equity Fund (“Core Value Equity Fund”) formerly known as MassMutual Core Equity Fund, MassMutual Value Equity Fund (“Value Equity Fund”), MassMutual Large Cap Value Fund (“Large Cap Value Fund”), MassMutual Indexed Equity Fund (“Indexed Equity Fund”), MassMutual Blue Chip Growth Fund (“Blue Chip Growth Fund”), MassMutual Growth Equity Fund (“Growth Equity Fund”), MassMutual Aggressive Growth Fund (“Aggressive Growth Fund”), MassMutual OTC 100 Fund (“OTC 100 Fund”), MassMutual Focused Value Fund (“Focused Value Fund”), MassMutual Small Cap Value Equity Fund (“Small Cap Value Equity Fund”), MassMutual Mid Cap Growth Equity Fund (“Mid Cap Growth Equity Fund”), MassMutual Mid Cap Growth Equity II Fund (“Mid Cap Growth Equity II Fund”), MassMutual Small Cap Growth Equity Fund (“Small Cap Growth Equity Fund”), MassMutual Emerging Growth Fund (“Emerging Growth Fund”), MassMutual International Equity Fund (“International Equity Fund”) and MassMutual Overseas Fund (“Overseas Fund”).

The Value Equity Fund and the Overseas Fund commenced operations May 1, 2001. Additionally, the Blue Chip Growth Fund commenced operations June 1, 2001.

During the reporting period, each Fund had four classes of shares: Class A, Class L, Class Y, and Class S. Additionally, the Indexed Equity Fund commenced a Class Z share class on May 1, 2001. The principal economic difference among the Classes is the level of service and administration fees borne by the Classes. The classes of shares are offered to different types of investors, as outlined in the Trust’s Prospectus.

2. Significant Accounting Policies
The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation

Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which provides the last reported sale price for securities listed on a national securities exchange or on the NASDAQ National Market System, or in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Money market obligations with a remaining maturity of sixty days or less are valued at either amortized cost or at original cost plus accrued interest, whichever approximates current market value. All other securities and other assets, including debt securities for which the prices supplied by a pricing agent are deemed by MassMutual not to be representative of market values, including restricted securities and securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by and determined in good faith by the Trustees, although the actual calculation may be done by others.

Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange is determined in accordance with policies established by the Trustees.

Effective January 1, 2001, each Fund has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies. As required, the Funds began amortizing premiums and discounts on debt securities using the daily effective yield method. Prior to this date, discount was computed on a straight line basis and was recognized upon disposition. Acquisition premium was computed using the daily effective yield method and was recognized daily. Market premium was not amortized. The cumulative effect of this accounting change had no impact on total net assets of each Fund, but resulted in the following reclassification of the components of net assets as of December 31, 2000, based on securities held by the Fund as of that date:

	Net Unrealized Appreciation/ (Depreciation)	Accumulated Undistributed Net Investment Income
Short-Duration Bond Fund	$ (5,779)	$ 5,779

Core Bond Fund	898,000	(898,000)

Diversified Bond Fund	135,233	(135,233)

Balanced Fund	83,025	(83,025)

Aggressive Growth Fund	(246)	246

The effect of this change for the period ended June 30, 2001 was as follows:

	Net Investment Income	Unrealized Appreciation/ (Depreciation)	Net Realized Gain (Loss)
Short-Duration Bond Fund	$ (10,907)	$ 16,297	$ (5,390)

Core Bond Fund	(505,204)	(74,622)	579,826

Diversified Bond Fund	(16,306)	(150,238)	166,544

Balanced Fund	(9,245)	8,674	571

Aggressive Growth Fund	10,291	(8,447)	(1,844)

The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in policy.
Notes to Financial Statements (Continued)

Securities Lending

Each Fund may lend its securities to qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to 102% of the market value of the securities on loan. As with other extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Funds receive compensation for lending their securities. At June 30, 2001, the Funds loaned securities having the following market values, collateralized by cash, which were invested in short-term instruments in the following amounts:

	Securities on loan	Collateral
Core Bond Fund	$ 26,238,504	$ 27,017,513
Balanced Fund	9,237,916	9,593,598
Core Value Equity Fund	90,909,490	93,947,179
Large Cap Value Fund	16,669,004	17,196,880
Indexed Equity Fund	53,322,930	55,325,445
Growth Equity Fund	37,192,916	38,120,853
Aggressive Growth Fund	24,923,244	25,736,172
OTC 100 Fund	4,698,700	4,927,491
Focused Value Fund	21,206,358	22,374,584
Small Cap Value Equity Fund	11,017,298	11,647,340
Mid Cap Growth Equity Fund	43,219,797	46,303,543
Mid Cap Growth Equity II Fund	57,963,686	59,865,223
Small Cap Growth Equity Fund	46,593,148	48,782,915
Emerging Growth Fund	22,731,449	23,633,758
International Equity Fund	145,770,347	155,004,283

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker/dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Funds, through their custodian, take possession of the securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Funds in the event of default by the seller. Collateral for repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Funds and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Funds may be delayed or limited.

Accounting for Investments

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed on the specific identification cost method. Interest income, adjusted for amortization of discounts and premiums on investments, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Funds will not be subject to federal income taxes on their ordinary income and net realized capital gain to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, no Federal income tax provision is required.

Dividends and Distributions to Shareholders

Dividends from net investment income and distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to investments in forward contracts, passive foreign investment companies, the deferral of wash sale losses, and paydowns on certain mortgage-backed securities. As a result, net investment income and net realized gain on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting the net asset value of the Funds.

Foreign Currency Translation
 The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities.

Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of dividends recorded on the books of the Funds and the amount actually received.

Forward Foreign Currency Contracts
Each Fund may enter into forward foreign currency contracts in order to convert foreign denominated securities or obligations to U.S. dollar denominated investments. The Aggressive Growth Fund, the International Equity Fund and the Overseas Fund may engage in such transactions to manage the value of portfolio holdings against future movements in certain foreign currency exchange rates. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

Forward foreign currency contracts involve a risk of loss from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in foreign currency values and interest rates.

Notes to Financial Statements (Continued)

The notional or contractual amounts of these instruments represent the investments the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of the obligations for the Aggressive Growth Fund, the International Equity Fund and the Overseas Fund under these financial instruments at June 30, 2001 is as follows:

Settlement Date	Contracts to Deliver/Receive	Units of Currency	In Exchange for U.S. Dollars	Contracts at Value	Net Unrealized Appreciation/ (Depreciation)

Aggressive Growth Fund
SELLS
07/02/01	British Pound	26,975	$ 38,291	$ 37,940	$ 351
07/03/01	British Pound	56,311	79,238	79,200	38

					$ 389

International Equity Fund
SELLS
07/02/01	British Pound	209,257	294,340	294,319	21
07/02/01	British Pound	1,610,038	2,264,679	2,264,518	161
07/02/01	Euro	3,654	3,084	3,093	(9)
07/02/01	Euro	2,520,026	2,126,650	2,133,454	(6,804)
07/02/01	Japanese Yen	34,556,750	276,675	277,084	(409)
07/02/01	Japanese Yen	300,495,151	2,406,464	2,409,443	(2,979)
07/02/01	Swiss Franc	449,235	249,603	249,936	(333)

					$(10,352)

Overseas Fund
BUYS
07/02/01	British Pound	5,845	8,239	8,220	(19)
07/03/01	British Pound	2,764	3,896	3,887	(9)
07/02/01	Euro	6,078	5,141	5,145	4
07/02/01	Japanese Yen	1,446,368	11,600	11,597	(3)

					$ (27)

SELLS
07/03/01	Australian Dollar	24,508	12,516	12,452	64
07/02/01	Euro	2,384	2,011	2,018	(7)
07/03/01	Euro	44,953	37,948	38,057	(109)
07/03/01	Japanese Yen	47,400,000	394,425	380,065	14,360
07/31/01	Japanese Yen	22,816,000	184,357	183,022	1,335
07/31/01	Japanese Yen	20,676,200	167,069	165,857	1,212
07/02/01	Swiss Franc	10,634	5,947	5,916	31

					$ 16,886

Forward Commitments
Each Fund may purchase or sell securities on a “when issued” or delayed delivery or on a forward commitment basis. The Funds use forward commitments to manage interest rate exposure or as a temporary substitute for purchasing or selling particular debt securities. Delivery and payment for securities purchased on a forward commitment basis can take place a month or more after the date of the transaction. The Funds instruct the custodian to segregate assets in a separate account with a current market value at least equal to the amount of its forward purchase commitments. The price of the underlying security and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the forward commitment is determined by management using a commonly accepted pricing model and fluctuates based upon changes in the value of the underlying security and market repurchase rates. Such rates equate the counterparty’s cost to purchase and finance the underlying security to the earnings received on the security and forward delivery proceeds. The Funds record on a daily basis the unrealized appreciation/depreciation based upon changes in the value of the forward commitment. When a forward commitment contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. The Funds could also be exposed to loss if they cannot close out their forward commitments because of an illiquid secondary market, or the inability of counterparties to perform. The Funds monitor exposure to ensure counterparties are creditworthy and concentration of exposure is minimized. A summary of open obligations for the Core Bond Fund, the Diversified Bond Fund and the Balanced Fund under these forward commitments at June 30, 2001, is as follows:

Forward Commitment Contracts to Buy	Expiration of Contracts	Aggregate Face Value of Contracts	Cost	Market Value	Net Unrealized Depreciation

Core Bond Fund
FNMA
6.0% 03/01/2012	July-01	$ 7,500,000	$ 7,447,266	$ 7,387,500	$ (59,766)
6.5% 07/01/2016	July-01	22,500,000	22,717,969	22,556,250	(161,719)
6.5% 07/01/2031	July-01	13,000,000	12,823,375	12,792,780	(30,595)
FHLMC
6.0% 08/16/2029	August-01	15,000,000	14,511,914	14,381,250	(130,664)
6.5% 08/01/2015	August-01	5,000,000	5,016,406	5,007,800	(8,606)
6.5% 08/01/2031	August-01	25,050,000	24,817,895	24,603,860	(214,035)
7.0% 08/01/2029	August-01	45,000,000	45,459,375	45,098,550	(360,825)
GNMA
7.0% 07/01/2031	July-01	25,000,000	25,320,312	25,218,750	(101,562)

					$(1,067,772)

Diversified Bond Fund
FNMA
6.5% 07/01/2016	July-01	250,000	252,422	250,625	(1,797)
FHLMC
6.5% 08/01/2031	August-01	750,000	742,383	736,643	(5,740)

					$ (7,537)

Balanced Fund
FNMA
6.0% 03/01/2012	July-01	800,000	794,500	788,000	(6,500)
6.5% 08/01/2015	August-01	1,000,000	1,003,281	1,001,560	(1,721)
6.5% 07/01/2016	July-01	2,200,000	2,221,313	2,205,500	(15,813)

					$ (24,034)

Financial Futures Contracts
The Funds may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A summary of open futures contracts for the Value Equity Fund, the Indexed Equity Fund and the OTC 100 Fund at June 30, 2001, is as follows:

Number of Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation
Value Equity Fund
BUYS
5	S&P 500 Index	09/21/01	$ 773,375	$ 2,487

Indexed Equity Fund
BUYS
35	S&P 500 Index	09/15/01	10,777,375	$276,785

OTC 100 Fund
BUY
1	NASDAQ 100 Index	09/21/01	184,650	$ 11,045

Allocation of Operating Activity
In maintaining the records for the Funds, the income and expense accounts are allocated to each class of shares. Investment income, unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures.

Administration and service fees, which are directly attributable to a class of shares, are charged to that class’ operations. Expenses of the Fund not directly attributable to the operations of any class of shares or Fund are prorated among the Funds and classes to which the expense relates based on the relative net assets of each.

3.	Management Fees and Other Transactions With Affiliates

Investment Management Fees
Under agreements between the Trust and Massachusetts Mutual Life Insurance Company (“MassMutual”) with respect to each Fund, MassMutual is responsible for providing investment management for each Fund. In return for this service, MassMutual receives advisory fees monthly based upon each Fund’s average daily net assets at the following annual rates:

Prime Fund	0.35%
Short-Duration Bond Fund	0.40%
Core Bond Fund	0.48%
Diversified Bond Fund	0.50%
Balanced Fund	0.48%
Core Value Equity Fund	0.50%
Value Equity Fund	0.70%
Large Cap Value Fund	0.65%
Indexed Equity Fund	0.10%
Blue Chip Growth Fund	0.70%
Growth Equity Fund	0.68%

Aggressive Growth Fund	0.73%
OTC 100 Fund	0.15%
Focused Value Fund	0.69%
Small Cap Value Equity Fund	0.58%
Mid Cap Growth Equity Fund	0.70%
Mid Cap Growth Equity II Fund	0.75%
Small Cap Growth Equity Fund	0.82%
Emerging Growth Fund	0.79%
International Equity Fund	0.85%
Overseas Fund	1.00%

David L. Babson & Company Inc. (“DLB”) receives a sub-advisory fee equal to an annual rate of 0.05% of the average daily net assets of the Prime Fund, 0.08% of the average daily net assets of the Short-Duration Bond Fund, 0.10% of the average daily net assets of the Core Bond Fund, 0.10% of the average daily net assets of the Diversified Bond Fund and 0.09% of the average daily net assets of the Prime and Core Bond Segments of the Balanced Fund.

DLB continues to provide sub-advisory services for investment and reinvestment of the assets of the Core Equity sector of the Balanced Fund, the Core Value Equity Fund and the Small Cap Value Equity Fund. DLB receives a fee equal to an annual rate of 0.13% of the average daily net assets of the Core Value Equity Fund and the Core Equity sector of the Balanced Fund and 0.25% of the average daily net assets of the Small Cap Value Equity Fund.

MassMutual has entered into an investment sub-advisory agreement with its subsidiary OppenheimerFunds, Inc. (“OFI”). This agreement provides that OFI manage the investment and reinvestment of the assets of the International Equity Fund. OFI receives a fee equal to an annual rate of 0.50% of the average daily net assets of the International Equity Fund.

MassMutual has also entered into investment sub-advisory agreements with the following unaffiliated investment sub-advisers; Davis Selected Advisers, L.P. (“Davis”), Deutche Asset Management, Inc. (“DAMI”), Massachusetts Financial Services Company (“MFS”), Janus Capital Corporation (“Janus”), Harris Associates LP (“Harris Associates”), Miller Anderson & Sherrerd, LLP (“MAS”), T. Rowe Price Associates, Inc. (“T. Rowe Price”), J.P. Morgan Investment Management, Inc. (“J.P. Morgan”), Waddell & Reed Investment Management Company (“Waddell & Reed”), RS Investment Management L.P. (“RS”), Fidelity Management and Research Company (“FMR”), American Century (“American Century”) and Mercury Advisors (“Mercury Advisors”). MassMutual pays a sub-advisory fee to each of these sub-advisers based upon (1) the average daily net assets of the specified Fund which it manages, and (2) the average daily net assets of all other funds or accounts of MassMutual or its affiliates for which the sub-adviser provides sub-advisory services.

The sub-advisory agreement with Davis provides that Davis manage the investment and reinvestment of the assets of the Large Cap Value Fund. Davis receives a fee equal to an annual rate of 0.45% of the first $100,000,000, 0.40% on the next $400,000,000 and 0.35% of aggregate net assets under management in excess of $500,000,000.

The sub-advisory agreement with DAMI provides that DAMI manage the investment and reinvestment of the assets of the Indexed Equity Fund and OTC 100 Fund. DAMI receives a fee equal to an annual rate of 0.01% of the first $1,000,000,000 and 0.0075% of aggregate net assets under management in excess of $1,000,000,000 for the Indexed Equity Fund. For the OTC 100 Fund, DAMI receives a fee equal to an annual rate of 0.05% of the first $200,000,000, 0.04% on the next $200,000,000 and 0.02% of aggregate net assets under management in excess of $400,000,000. Prior to May 1, 2001, Bankers Trust Company, an affiliate of DAMI, served as the sub-adviser to these Funds.

The sub-advisory agreement with MFS provides that MFS manage the investment and reinvestment of the assets of the Growth Equity Fund. MFS receives a fee equal to an annual rate of 0.40% of the first $300,000,000, 0.37% of the next $300,000,000, 0.35% of the next $300,000,000, 0.32% of the next $600,000,000 and 0.25% of aggregate net assets under management in excess of $1,500,000,000.

The sub-advisory agreement with Janus provides that Janus manage the investment and reinvestment of the assets of the Aggressive Growth Fund. Janus receives a fee equal to an annual rate of 0.55% of the first $100,000,000, 0.50% on the next $400,000,000 and 0.45% of net assets in excess of $500,000,000.

The sub-advisory agreement with Harris Associates provides that Harris Associates manage the investment and reinvestment of the assets of the Focused Value Fund. Harris Associates receives a fee equal to an annual rate of 0.50% of the first $100,000,000, 0.45% on the next $400,000,000 and 0.40% of aggregate net assets under management in excess of $500,000,000.

Notes to Financial Statements (Continued)

The sub-advisory agreement with MAS provides that MAS manage the investment and reinvestment of the assets of the Mid Cap Growth Equity Fund. MAS receives a fee equal to an annual rate of 0.55% of the first $150,000,000 and 0.50% of aggregate net assets under management in excess of $150,000,000.

The sub-advisory agreement with T. Rowe Price provides that T. Rowe Price manage the investment and reinvestment of the assets of the Mid Cap Growth Equity II Fund. T. Rowe Price receives a fee equal to an annual rate of 0.50% on aggregate net assets under management.

The sub-advisory agreement with J.P. Morgan provides that J.P. Morgan manage a portion of the investment and reinvestment of the assets of the Small Cap Growth Equity Fund. J.P. Morgan receives a fee equal to an annual rate of 0.60% of the first $200,000,000, 0.55% of the next $300,000,000 and 0.50% of aggregate net assets under management in excess $500,000,000.

The sub-advisory agreement with Waddell & Reed provides that Waddell & Reed manage a portion of the investment and reinvestment of the assets of the Small Cap Growth Equity Fund. Waddell & Reed receives a fee equal to an annual rate of 0.75% of the first $100,000,000 and 0.70% of aggregate net assets under management in excess $100,000,000.

The sub-advisory agreement with RS provides that RS manage the investment and reinvestment of the assets of the Emerging Growth Fund. RS receives a fee equal to an annual rate of 0.65% of the first $200,000,000, 0.60% on the next $200,000,000 and 0.55% of aggregate net assets under management in excess of $400,000,000.

The sub-advisory agreement with FMR provides that FMR manage the investment and reinvestment of the assets of the Value Equity Fund and Blue Chip Growth Fund. FMR receives a fee equal to an annual rate of 0.50% of the first $250,000,000, 0.45% on the next $500,000,000 and 0.35% on net assets in excess of $750,000,000 for the Value Equity Fund. FMR receives a fee equal to an annual rate of 0.55% of the first $250,000,000, 0.50% on the next $500,000,000 and 0.45% on net assets in excess of $750,000,000 for the Blue Chip Growth Fund.

The sub-advisory agreement with American Century provides that American Century manage a portion of the investment and reinvestment of the assets of the Overseas Fund. American Century receives a fee equal to an annual rate of 0.70% of the first $50,000,000, 0.60% of the next $50,000,000 and 0.50% of aggregate net assets under management in excess $100,000,000.

The sub-advisory agreement with Mercury Advisors provides that Mercury Advisors manage a portion of the investment and reinvestment of the assets of the Overseas Fund. Mercury Advisors receives a fee equal to an annual rate of 0.50% of the first $100,000,000, 0.40% of the next $100,000,000 and 0.20% of aggregate net assets under management in excess $200,000,000.

Notes to Financial Statements (Continued)

Administration Fees
Under separate administrative and shareholder services agreements between each Fund and MassMutual, MassMutual provides certain administrative and shareholder services and bears some class specific administrative expenses. In return for these services, MassMutual receives an administrative services fee monthly based upon the average daily net assets of the applicable class of shares of the Fund at the following annual rates:

	Class A	Class L	Class Y	Class S	Class Z
Prime Fund	0.3323%	0.3323%	0.1823%	0.0823%	NA
Short-Duration Bond Fund	0.3167%	0.3167%	0.1667%	0.1167%	NA
Core Bond Fund	0.2932%	0.2932%	0.1432%	0.0932%	NA
Diversified Bond Fund	0.3232%	0.3232%	0.1732%	0.1232%	NA
Balanced Fund	0.3952%	0.3952%	0.2452%	0.0852%	NA
Core Value Equity Fund	0.3175%	0.3175%	0.1675%	0.0675%	NA
Value Equity Fund	0.2785%	0.2785%	0.1285%	0.0785%	NA
Large Cap Value Fund	0.3244%	0.3244%	0.1744%	0.0844%	NA
Indexed Equity Fund	0.4797%	0.4797%	0.3297%	0.2997%	0.0855%
Blue Chip Growth Fund	0.4085%	0.4085%	0.2885%	0.1585%	NA
Growth Equity Fund	0.2975%	0.2975%	0.1475%	0.0875%	NA
Aggressive Growth Fund	0.3444%	0.3444%	0.1944%	0.0944%	NA
OTC 100 Fund	0.6244%	0.6244%	0.4744%	0.3744%	NA
Focused Value Fund	0.3344%	0.3344%	0.1844%	0.0844%	NA
Small Cap Value Equity Fund	0.3345%	0.3345%	0.1845%	0.0845%	NA
Mid Cap Growth Equity Fund	0.3075%	0.3075%	0.1575%	0.0875%	NA
Mid Cap Growth Equity II Fund	0.3244%	0.3244%	0.1744%	0.0844%	NA
Small Cap Growth Equity Fund	0.4075%	0.4075%	0.2575%	0.1175%	NA
Emerging Growth Fund	0.3344%	0.3344%	0.1844%	0.0844%	NA
International Equity Fund	0.2952%	0.2952%	0.1452%	0.1152%	NA
Overseas Fund	0.2443%	0.2443%	0.0943%	0.0443%	NA

Service Fees
MML Distributors, LLC (the “Distributor”) acts as distributor to each Fund. Pursuant to separate 12b-1 Plans adopted by the Funds, Class A shares of each fund pay a fee of 0.25% to: (i) the Distributor for services provided and expenses incurred by its connection with the distribution of Class A shares of the Fund; and (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Class A shareholders. The Distribution fee may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class A shares of the Fund. The Servicing Fee may be spent by MassMutual on personal services rendered to Class A shareholders of a Fund and/or maintenance of Class A shareholder accounts. The Distributor is a majority owned subsidiary of MassMutual.

Expense Waivers	MassMutual has agreed to cap the fees and expenses of the following Funds through April 30, 2002, as follows:

	Class A	Class L	Class Y	Class S
Diversified Bond Fund	1.09%	0.84%	0.69%	0.64%
Large Cap Value Fund	1.24%	0.99%	0.84%	0.75%
Growth Equity Fund	1.24%	0.99%	0.84%	0.78%
Aggressive Growth Fund	1.34%	1.09%	0.94%	0.84%
OTC 100 Fund	1.04%	0.79%	0.64%	0.54%
Focused Value Fund	1.29%	1.04%	0.89%	0.79%
Mid Cap Growth Equity Fund	1.27%	1.02%	0.87%	0.80%
Mid Cap Growth Equity II Fund	1.34%	1.09%	0.94%	0.85%
Small Cap Growth Equity Fund	1.49%	1.24%	1.09%	0.95%
Emerging Growth Fund	1.39%	1.14%	0.99%	0.89%
International Equity Fund	1.50%	1.25%	1.10%	1.07%

Notes to Financial Statements (Continued)

Other	Certain officers and trustees of the Funds are also officers of MassMutual. The compensation of unaffiliated directors of the Funds is borne by the Funds.

At June 30, 2001, MassMutual or separate investment accounts thereof owned 99.18% of the outstanding shares of the Trust.

Deferred Compensation
Trustees of the Funds that are not employees of MassMutual or its subsidiaries may elect to defer receipt of their annual fees in accordance with the terms of the Non-Qualified Deferred Compensation Plan. Any amounts deferred shall accrue interest at a rate equal to eight percent (8%) per annum. For the period ended June 30, 2001, no significant amounts have been deferred.

4. Purchases and Sales of Investments	Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the period ended June 30, 2001 were as follows:

		Long-Term U.S. Government Securities	Other Long-Term Securities

Purchases
Purchases

	Short-Duration Bond Fund	$61,179,130	$18,748,276
	Core Bond Fund	255,163,630	220,176,099
	Diversified Bond Fund	6,092,679	9,201,105
	Balanced Fund	5,599,493	144,880,027
	Core Value Equity Fund	-	844,801,087
	Value Equity Fund	-	36,058,647
	Large Cap Value Fund	-	223,831,761
	Indexed Equity Fund	-	78,192,498
	Blue Chip Growth Fund	-	502,901,790
	Growth Equity Fund	-	626,227,029
	Aggressive Growth Fund	-	126,508,404
	OTC 100 Fund	-	26,137,484
	Focused Value Fund	-	46,545,996
	Small Cap Value Equity Fund	-	241,371,371
	Mid Cap Growth Equity Fund	-	145,831,864
	Mid Cap Growth Equity II Fund	-	52,614,139
	Small Cap Growth Equity Fund	-	115,179,486
	Emerging Growth Fund	-	49,055,962
	International Equity Fund	-	274,051,441
	Overseas Fund	-	26,941,104

Sales

	Short-Duration Bond Fund	$ 9,736,712	$ 9,983,333
	Core Bond Fund	545,581,237	110,067,092
	Diversified Bond Fund	14,403,474	2,833,427
	Balanced Fund	7,888,498	165,547,775
	Core Value Equity Fund	-	968,602,169
	Value Equity Fund	-	3,561,295
	Large Cap Value Fund	-	29,427,547
	Indexed Equity Fund	-	12,828,557
	Blue Chip Growth Fund	-	13,742,448
	Growth Equity Fund	-	493,922,764
	Aggressive Growth Fund	-	58,615,556
	OTC 100 Fund	-	8,098,142
	Focused Value Fund	-	15,875,083
	Small Cap Value Equity Fund	-	263,208,439
	Mid Cap Growth Equity Fund	-	160,737,060
	Mid Cap Growth Equity II Fund	-	48,545,206
	Small Cap Growth Equity Fund	-	74,108,682
	Emerging Growth Fund	-	39,096,693
	International Equity Fund	-	218,570,929
	Overseas Fund	-	3,886,680
Notes to Financial Statements (Continued)

5. Capital Share Transactions	The Funds are authorized to issue an unlimited number of shares, with no par value in each class of shares. Changes in shares outstanding for each Fund are as follows:

	Class A
	Six months ended June 30, 2001		Year ended December 31, 2000
	Shares	Amount	Shares	Amount
Prime Fund
Sold	2,586,242	$396,918,896	3,537,132	$554,415,361
Issued as reinvestment of dividends	-	-	11,723	1,778,250
Redeemed	(2,469,067)	(379,090,662)	(3,380,227)	(529,695,080)

Net increase	117,175	$ 17,828,234	168,628	$ 26,498,531

Short-Duration Bond Fund
Sold	398,920	$ 4,077,660	627,385	$ 6,520,653
Issued as reinvestment of dividends	-	-	30,848	307,557
Redeemed	(207,701)	(2,113,596)	(134,523)	(1,400,680)

Net increase	191,219	$ 1,964,064	523,710	$ 5,427,530

Core Bond Fund
Sold	2,538,304	$ 27,745,482	1,403,112	$ 15,089,902
Issued as reinvestment of dividends	-	-	58,860	626,893
Redeemed	(535,531)	(5,832,079)	(256,909)	(2,746,628)

Net increase	2,002,773	$ 21,913,403	1,205,063	$ 12,970,167

Diversified Bond Fund
Sold	315,439	$ 3,092,374	21,798	$ 212,353
Issued as reinvestment of dividends	-	-	2,012	19,233
Redeemed	(11,887)	(117,366)	(1,675)	(16,616)

Net increase	303,552	$ 2,975,008	22,135	$ 214,970

Balanced Fund
Sold	398,684	$ 3,716,929	517,618	$ 6,770,586
Issued as reinvestment of dividends	-	-	104,642	1,031,769
Redeemed	(73,059)	(696,777)	(248,247)	(3,295,421)

Net increase	325,625	$ 3,020,152	374,013	$ 4,506,934

Core Value Equity Fund
Sold	1,168,434	$ 13,830,837	962,869	$ 15,175,341
Issued as reinvestment of dividends	-	-	217,791	2,806,875
Redeemed	(265,366)	(3,270,307)	(344,528)	(5,385,222)

Net increase	903,068	$ 10,560,530	836,132	$ 12,596,994

Value Equity Fund†
Sold	10,467	$ 104,074	-	$ -
Issued as reinvestment of dividends	-	-	-	-
Redeemed	-	-	-	-

Net increase	10,467	$ 104,074	-	$ -

Large Cap Value Fund*
Sold	6,245,998	$ 58,495,743	1,675,555	$ 16,453,219
Issued as reinvestment of dividends	-	-	6,979	68,609
Redeemed	(884,012)	(8,256,725)	(77,191)	(756,092)

Net increase	5,361,986	$ 50,239,018	1,605,343	$ 15,765,736

Indexed Equity Fund
Sold	2,221,678	$ 25,776,284	3,708,366	$ 49,798,887
Issued as reinvestment of dividends	-	-	68,188	849,196
Redeemed	(984,224)	(11,149,299)	(489,476)	(6,486,440)

Net increase	1,237,454	$ 14,626,985	3,287,078	$ 44,161,643

Blue Chip Growth Fund††
Sold	19,429	$ 192,228	-	$ -
Issued as reinvestment of dividends	-	-	-	-
Redeemed	-	-	-	-

Net increase	19,429	$ 192,228	-	$ -

Growth Equity Fund
Sold	4,508,336	$ 43,389,013	3,977,953	$ 52,477,338
Issued as reinvestment of dividends	-	-	271,301	3,108,187
Redeemed	(1,142,697)	(11,147,352)	(437,710)	(5,735,666)

Net increase	3,365,639	$ 32,241,661	3,811,544	$ 49,849,859

Notes to Financial Statements (Continued)

	Class A
	Six months ended June 30, 2001		Year ended December 31, 2000
	Shares	Amount	Shares	Amount
Aggressive Growth Fund*
Sold	2,903,627	$18,670,182	4,443,092	$40,135,477
Issued as reinvestment of dividends	-	-	9,443	74,031
Redeemed	(1,136,520)	(7,370,924)	(291,681)	(2,544,988)

Net increase	1,767,107	$11,299,258	4,160,854	$37,664,520

OTC 100 Fund*
Sold	1,979,442	$ 9,964,865	773,918	$ 6,612,844
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(499,622)	(2,536,578)	(48,918)	(420,321)

Net increase	1,479,820	$ 7,428,287	725,000	$ 6,192,523

Focused Value Fund*
Sold	708,223	$ 8,477,454	83,246	$ 821,504
Issued as reinvestment of dividends	-	-	199	2,060
Redeemed	(79,475)	(952,931)	(11,786)	(118,552)

Net increase	628,748	$ 7,524,523	71,659	$ 705,012

Small Cap Value Equity Fund
Sold	326,407	$ 4,274,551	303,859	$ 4,303,676
Issued as reinvestment of dividends	-	-	37,827	503,589
Redeemed	(79,585)	(1,043,980)	(54,618)	(783,623)

Net increase	246,822	$ 3,230,571	287,068	$ 4,023,642

Mid Cap Growth Equity Fund
Sold	1,664,007	$16,816,783	2,187,037	$31,420,540
Issued as reinvestment of dividends	-	-	169,841	2,062,602
Redeemed	(734,924)	(7,442,658)	(241,598)	(3,247,901)

Net increase	929,083	$ 9,374,125	2,115,280	$30,235,241

Mid Cap Growth Equity II Fund**
Sold	736,977	$ 7,338,934	282,325	$ 2,900,739
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(128,448)	(1,293,358)	(9,369)	(94,569)

Net increase	608,529	$ 6,045,576	272,956	$ 2,806,170

Small Cap Growth Equity Fund
Sold	1,320,216	$15,958,558	1,284,449	$20,073,204
Issued as reinvestment of dividends	-	-	17,041	275,225
Redeemed	(321,809)	(4,020,814)	(225,737)	(3,471,953)

Net increase	998,407	$11,937,744	1,075,753	$16,876,476

Emerging Growth Fund*
Sold	1,543,483	$10,112,241	822,260	$ 7,329,870
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(550,362)	(3,491,824)	(110,858)	(969,616)

Net increase	993,121	$ 6,620,417	711,402	$ 6,360,254

International Equity Fund
Sold	1,989,818	$22,175,899	1,828,944	$30,386,875
Issued as reinvestment of dividends	-	-	455,026	5,384,592
Redeemed	(496,987)	(5,573,097)	(139,406)	(2,242,929)

Net increase	1,492,831	$16,602,802	2,144,564	$33,528,538

Overseas Fund†
Sold	10,453	$ 103,000	-	$ -
Issued as reinvestment of dividends	-	-	-	-
Redeemed	-	-	-	-

Net increase	10,453	$ 103,000	-	$ -

Notes to Financial Statements (Continued)

	Class L
	Six months ended June 30, 2001		Year ended December 31, 2000
	Shares	Amount	Shares	Amount
Prime Fund
Sold	1,710,945	$263,789,042	2,522,534	$394,950,218
Issued as reinvestment of dividends	-	-	8,395	1,278,717
Redeemed	(1,613,473)	(248,876,729)	(2,438,216)	(381,475,621)

Net increase	97,472	$ 14,912,313	92,713	$ 14,753,314

Short-Duration Bond Fund
Sold	8,213,594	$ 82,921,324	5,411,075	$ 55,106,416
Issued as reinvestment of dividends	-	-	250,480	2,489,782
Redeemed	(5,519,809)	(55,816,689)	(1,221,550)	(12,506,349)

Net increase	2,693,785	$ 27,104,635	4,440,005	$ 45,089,849

Core Bond Fund
Sold	5,585,207	$ 60,956,006	6,946,097	$ 73,001,728
Issued as reinvestment of dividends	-	-	284,851	3,036,758
Redeemed	(1,500,383)	(16,393,861)	(1,206,995)	(12,756,453)

Net increase	4,084,824	$ 44,562,145	6,023,953	$ 63,282,033

Diversified Bond Fund
Sold	4,099	$ 40,000	17,123	$ 175,000
Issued as reinvestment of dividends	-	-	1,900	18,168
Redeemed	(17,291)	(171,253)	-	-

Net increase (decrease)	(13,192)	$ (131,253)	19,023	$ 193,168

Balanced Fund
Sold	53,523	$ 515,780	932,291	$ 12,314,232
Issued as reinvestment of dividends	-	-	120,744	1,195,370
Redeemed	(75,177)	(713,718)	(587,069)	(7,706,002)

Net increase (decrease)	(21,654)	$ (197,938)	465,966	$ 5,803,600

Core Value Equity Fund
Sold	1,545,541	$ 18,651,761	2,749,115	$ 43,603,034
Issued as reinvestment of dividends	-	-	737,988	9,548,182
Redeemed	(621,771)	(7,542,339)	(407,546)	(6,469,554)

Net increase	923,770	$ 11,109,422	3,079,557	$ 46,681,662

Value Equity Fund†
Sold	10,360	$ 103,000	-	$ -
Issued as reinvestment of dividends	-	-	-	-
Redeemed	-	-	-	-

Net increase	10,360	$ 103,000	-	$ -

Large Cap Value Fund*
Sold	6,375,020	$ 60,427,439	4,697,203	$ 46,683,431
Issued as reinvestment of dividends	-	-	17,740	174,560
Redeemed	(1,322,047)	(12,442,773)	(266,348)	(2,604,797)

Net increase	5,052,973	$ 47,984,666	4,448,595	$ 44,253,194

Indexed Equity Fund
Sold	1,793,434	$ 20,701,665	2,649,137	$ 35,425,518
Issued as reinvestment of dividends	-	-	50,595	631,189
Redeemed	(675,097)	(7,806,463)	(478,308)	(6,455,092)

Net increase	1,118,337	$ 12,895,202	2,221,424	$ 29,601,615

Blue Chip Growth Fund††
Sold	39,816,005	$398,141,756	-	$ -
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(2,030,118)	(20,233,204)	-	-

Net increase	37,785,887	$377,908,552	-	$ -

Growth Equity Fund
Sold	5,557,736	$ 55,214,897	5,862,549	$ 76,954,051
Issued as reinvestment of dividends	-	-	402,204	4,649,518
Redeemed	(1,294,851)	(12,831,816)	(827,429)	(10,984,767)

Net increase	4,262,885	$ 42,383,081	5,437,324	$ 70,618,802

Notes to Financial Statements (Continued)

	Class L
	Six months ended June 30, 2001		Year ended December 31, 2000
	Shares	Amount	Shares	Amount
Aggressive Growth Fund*
Sold	2,858,197	$ 18,561,958	3,011,163	$ 27,732,694
Issued as reinvestment of dividends	-	-	6,767	53,189
Redeemed	(942,760)	(6,179,977)	(312,641)	(2,903,965)

Net increase	1,915,437	$ 12,381,981	2,705,289	$ 24,881,918

OTC 100 Fund*
Sold	1,191,114	$ 6,040,126	507,527	$ 4,266,015
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(322,077)	(1,543,721)	(120,186)	(944,854)

Net increase	869,037	$ 4,496,405	387,341	$ 3,321,161

Focused Value Fund*
Sold	597,255	$ 7,008,969	553,057	$ 5,492,873
Issued as reinvestment of dividends	-	-	1,854	19,225
Redeemed	(185,166)	(2,235,297)	(38,219)	(376,204)

Net increase	412,089	$ 4,773,672	516,692	$ 5,135,894

Small Cap Value Equity Fund
Sold	1,215,257	$ 15,700,570	1,752,076	$ 25,108,473
Issued as reinvestment of dividends	-	-	218,253	2,916,331
Redeemed	(290,657)	(3,821,090)	(386,991)	(5,538,793)

Net increase	924,600	$ 11,879,480	1,583,338	$ 22,486,011

Mid Cap Growth Equity Fund
Sold	1,460,284	$ 14,549,225	2,154,292	$ 31,355,811
Issued as reinvestment of dividends	-	-	201,044	2,516,949
Redeemed	(772,677)	(7,870,416)	(379,039)	(5,347,190)

Net increase	687,607	$ 6,678,809	1,976,297	$ 28,525,570

Mid Cap Growth Equity II Fund**
Sold	3,521,855	$ 35,832,342	15,940,204	$163,250,294
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(3,764,711)	(37,479,566)	(3,855,055)	(40,038,171)

Net increase (decrease)	(242,856)	$ (1,647,224)	12,085,149	$123,212,123

Small Cap Growth Equity Fund
Sold	1,894,751	$ 24,354,180	2,072,641	$ 33,093,284
Issued as reinvestment of dividends	-	-	27,862	447,555
Redeemed	(541,465)	(6,822,697)	(672,954)	(10,708,319)

Net increase	1,353,286	$ 17,531,483	1,427,549	$ 22,832,520

Emerging Growth Fund*
Sold	2,281,367	$ 14,002,983	1,867,857	$ 17,471,953
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(434,058)	(2,757,500)	(124,303)	(1,038,778)

Net increase	1,847,309	$ 11,245,483	1,743,554	$ 16,433,175

International Equity Fund
Sold	4,762,391	$ 53,419,288	4,848,902	$ 83,229,621
Issued as reinvestment of dividends	-	-	1,130,618	13,415,818
Redeemed	(1,069,186)	(12,042,433)	(854,230)	(14,946,419)

Net increase	3,693,205	$ 41,376,855	5,125,290	$ 81,699,020

Overseas Fund†
Sold	10,452	$ 103,000	-	$ -
Issued as reinvestment of dividends	-	-	-	-
Redeemed	-	-	-	-

Net increase	10,452	$ 103,000	-	$ -

Notes to Financial Statements (Continued)

	Class Y
	Six months ended June 30, 2001		Year ended December 31, 2000
	Shares	Amount	Shares	Amount
Prime Fund
Sold	4,409,933	$ 682,248,680	3,981,869	$620,537,424
Issued as reinvestment of dividends	-	-	21,311	3,255,692
Redeemed	(4,405,422)	(681,664,708)	(3,811,707)	(594,232,215)

Net increase	4,511	$ 583,972	191,473	$ 29,560,901

Short-Duration Bond Fund
Sold	1,190,796	$ 12,250,466	513,841	$ 5,346,979
Issued as reinvestment of dividends	-	-	39,806	397,268
Redeemed	(302,671)	(3,054,862)	(69,886)	(706,986)

Net increase	888,125	$ 9,195,604	483,761	$ 5,037,261

Core Bond Fund
Sold	5,713,374	$ 62,771,876	3,590,750	$ 38,823,641
Issued as reinvestment of dividends	-	-	227,476	2,429,565
Redeemed	(3,955,910)	(43,368,120)	(1,099,033)	(11,487,375)

Net increase	1,757,464	$ 19,403,756	2,719,193	$ 29,765,831

Diversified Bond Fund
Sold	39,429	$ 388,743	82,134	$ 815,611
Issued as reinvestment of dividends	-	-	1,574	15,075
Redeemed	(38,664)	(381,769)	(74,856)	(747,802)

Net increase	765	$ 6,974	8,852	$ 82,884

Balanced Fund
Sold	30,325	$ 295,675	156,275	$ 2,040,157
Issued as reinvestment of dividends	-	-	82,151	837,116
Redeemed	(27,074)	(264,292)	(4,369,038)	(58,722,126)

Net increase (decrease)	3,251	$ 31,383	(4,130,612)	$ (55,844,853)

Core Value Equity Fund
Sold	249,250	$ 3,050,421	919,601	$ 14,178,232
Issued as reinvestment of dividends	-	-	410,065	5,355,693
Redeemed	(241,704)	(2,971,009)	(1,060,677)	(15,920,877)

Net increase	7,546	$ 79,412	268,989	$ 3,613,048

Value Equity Fund†
Sold	831,318	$ 8,449,736	-	$ -
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(381,418)	(3,837,062)	-	-

Net increase	449,900	$ 4,612,674	-	$ -

Large Cap Value Fund*
Sold	5,016,805	$ 47,139,994	1,017,094	$ 10,305,248
Issued as reinvestment of dividends	-	-	5,252	51,729
Redeemed	(455,988)	(4,308,681)	(9,020)	(91,114)

Net increase	4,560,817	$ 42,831,313	1,013,326	$ 10,265,863

Indexed Equity Fund
Sold	7,535,517	$ 85,427,440	8,579,830	$113,843,105
Issued as reinvestment of dividends	-	-	203,437	2,539,074
Redeemed	(3,681,374)	(41,896,710)	(2,657,210)	(35,540,523)

Net increase	3,854,143	$ 43,530,730	6,126,057	$ 80,841,656

Blue Chip Growth Fund††
Sold	10,200	$ 102,000	-	$ -
Issued as reinvestment of dividends	-	-	-	-
Redeemed	-	-	-	-

Net increase	10,200	$ 102,000	-	$ -

Growth Equity Fund
Sold	7,891,569	$ 76,804,979	2,666,058	$ 36,182,789
Issued as reinvestment of dividends	-	-	305,833	3,555,388
Redeemed	(3,336,337)	(31,325,835)	(1,268,009)	(16,698,422)

Net increase	4,555,232	$ 45,479,144	1,703,882	$ 23,039,755

Notes to Financial Statements (Continued)

	Class Y
	Six months ended June 30, 2001		Year ended December 31, 2000
	Shares	Amount	Shares	Amount
Aggressive Growth Fund*
Sold	2,409,261	$ 15,031,781	320,504	$ 2,987,181
Issued as reinvestment of dividends	-	-	917	7,204
Redeemed	(476,508)	(2,965,298)	(26,058)	(236,530)

Net increase	1,932,753	$ 12,066,483	295,363	$ 2,757,855

OTC 100 Fund*
Sold	113,008	$ 581,112	54,742	$ 492,160
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(69,064)	(365,599)	(34,852)	(318,499)

Net increase	43,944	$ 215,513	19,890	$ 173,661

Focused Value Fund*
Sold	338,883	$ 3,990,736	49,331	$ 496,692
Issued as reinvestment of dividends	-	-	207	2,151
Redeemed	(65,253)	(807,894)	(1,846)	(18,853)

Net increase	273,630	$ 3,182,842	47,692	$ 479,990

Small Cap Value Equity Fund
Sold	158,620	$ 2,068,725	322,322	$ 4,737,984
Issued as reinvestment of dividends	-	-	71,829	960,096
Redeemed	(148,373)	(1,928,981)	(132,728)	(1,863,590)

Net increase	10,247	$ 139,744	261,423	$ 3,834,490

Mid Cap Growth Equity Fund
Sold	1,186,998	$ 12,115,166	2,392,952	$ 35,573,925
Issued as reinvestment of dividends	-	-	365,884	4,618,896
Redeemed	(3,892,189)	(35,214,110)	(1,674,823)	(23,682,981)

Net increase (decrease)	(2,705,191)	$ (23,098,944)	1,084,013	$ 16,509,840

Mid Cap Growth Equity II Fund**
Sold	20,134	$ 201,502	25,385	$ 261,760
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(9,331)	(99,519)	-	-

Net increase	10,803	$ 101,983	25,385	$ 261,760

Small Cap Growth Equity Fund
Sold	2,347,288	$ 29,660,133	4,125,246	$ 69,122,793
Issued as reinvestment of dividends	-	-	52,818	847,287
Redeemed	(1,815,681)	(21,578,232)	(2,305,108)	(36,861,511)

Net increase	531,607	$ 8,081,901	1,872,956	$ 33,108,569

Emerging Growth Fund*
Sold	162,463	$ 1,013,054	609,919	$ 6,317,927
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(71,562)	(486,520)	(169,935)	(1,627,556)

Net increase	90,901	$ 526,534	439,984	$ 4,690,371

International Equity Fund
Sold	11,386,624	$128,217,943	3,000,483	$ 50,707,493
Issued as reinvestment of dividends	-	-	475,858	5,678,108
Redeemed	(8,861,521)	(100,262,094)	(1,419,270)	(24,846,956)

Net increase	2,525,103	$ 27,955,849	2,057,071	$ 31,538,645

Overseas Fund†
Sold	10,452	$ 103,000	-	$ -
Issued as reinvestment of dividends	-	-	-	-
Redeemed	-	-	-	-

Net increase	10,452	$ 103,000	-	$ -

Notes to Financial Statements (Continued)

	Class S
	Six months ended June 30, 2001		Year ended December 31, 2000
	Shares	Amount	Shares	Amount
Prime Fund
Sold	2,918,259	$ 452,939,061	8,543,708	$ 1,335,231,326
Issued as reinvestment of dividends	-	-	135,643	20,750,766
Redeemed	(2,794,566)	(433,842,097)	(8,220,399)	(1,285,129,177)

Net increase	123,693	$ 19,096,964	458,952	$ 70,852,915

Short-Duration Bond Fund
Sold	2,306,217	$ 23,700,507	4,805,513	$ 48,987,510
Issued as reinvestment of dividends	-	-	1,078,340	10,794,184
Redeemed	(4,783,418)	(49,119,458)	(8,812,703)	(89,945,858)

Net decrease	(2,477,201)	$ (25,418,951)	(2,928,850)	$ (30,164,164)

Core Bond Fund
Sold	34,670,169	$ 379,982,424	42,120,886	$ 449,070,172
Issued as reinvestment of dividends	-	-	3,472,464	37,158,889
Redeemed	(31,855,802)	(350,028,347)	(33,306,760)	(351,313,884)

Net increase	2,814,367	$ 29,954,077	12,286,590	$ 134,915,177

Diversified Bond Fund
Sold	23,857	$ 235,262	4,876	$ 47,867
Issued as reinvestment of dividends	-	-	179,297	1,717,669
Redeemed	(23,918)	(238,138)	(3,314)	(33,100)

Net decrease	(61)	$ (2,876)	180,859	$ 1,732,436

Balanced Fund
Sold	5,726,465	$ 54,821,835	9,772,292	$ 128,382,164
Issued as reinvestment of dividends	-	-	11,133,749	110,558,129
Redeemed	(9,391,476)	(89,654,238)	(26,582,312)	(347,799,323)

Net decrease	(3,665,011)	$ (34,832,403)	(5,676,271)	$ (108,859,030)

Core Value Equity Fund
Sold	12,322,375	$ 151,910,863	28,471,325	$ 444,676,961
Issued as reinvestment of dividends	-	-	38,492,742	504,499,593
Redeemed	(25,606,891)	(312,385,025)	(80,310,428)	(1,261,804,672)

Net decrease	(13,284,516)	$ (160,474,162)	(13,346,361)	$ (312,628,118)

Value Equity Fund†
Sold	2,837,508	$ 28,331,243	-	$ -
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(30,181)	(300,000)	-	-

Net increase	2,807,327	$ 28,031,243	-	$ -

Large Cap Value Fund*
Sold	8,316,519	$ 79,307,183	26,201,492	$ 261,263,641
Issued as reinvestment of dividends	-	-	116,619	1,148,692
Redeemed	(3,658,838)	(34,380,560)	(3,601,592)	(35,521,882)

Net increase	4,657,681	$ 44,926,623	22,716,519	$ 226,890,451

Indexed Equity Fund
Sold	12,085,817	$ 140,860,931	42,681,058	$ 580,327,773
Issued as reinvestment of dividends	-	-	1,352,273	17,181,910
Redeemed	(12,951,909)	(150,983,391)	(40,740,440)	(550,337,971)

Net increase (decrease)	(866,092)	$ (10,122,460)	3,292,891	$ 47,171,712

Blue Chip Growth Fund††
Sold	12,906,422	$ 129,049,647	-	$ -
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(285,747)	(2,833,130)	-	-

Net increase	12,620,675	$ 126,216,517	-	$ -

Growth Equity Fund
Sold	5,125,632	$ 49,884,246	14,424,380	$ 191,997,628
Issued as reinvestment of dividends	-	-	1,032,762	12,027,679
Redeemed	(2,784,503)	(27,784,977)	(5,710,602)	(74,830,573)

Net increase	2,341,129	$ 22,099,269	9,746,540	$ 129,194,734

Notes to Financial Statements (Continued)

	Class S
	Six months ended June 30, 2001		Year ended December 31, 2000
	Shares	Amount	Shares	Amount
Aggressive Growth Fund*
Sold	6,291,264	$ 39,589,369	10,999,634	$ 107,784,529
Issued as reinvestment of dividends	-	-	31,573	248,161
Redeemed	(2,407,667)	(15,531,632)	(1,330,020)	(12,073,364)

Net increase	3,883,597	$ 24,057,737	9,701,187	$ 95,959,326

OTC 100 Fund*
Sold	3,447,584	$ 17,830,523	4,530,593	$ 42,694,774
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(2,445,268)	(12,149,244)	(1,176,150)	(9,918,996)

Net increase	1,002,316	$ 5,681,279	3,354,443	$ 32,775,778

Focused Value Fund*
Sold	2,923,824	$ 34,973,799	5,319,935	$ 52,895,514
Issued as reinvestment of dividends	-	-	22,849	237,170
Redeemed	(1,558,530)	(19,418,020)	(248,508)	(2,465,363)

Net increase	1,365,294	$ 15,555,779	5,094,276	$ 50,667,321

Small Cap Value Equity Fund
Sold	7,477,255	$ 99,208,437	18,455,519	$ 264,175,353
Issued as reinvestment of dividends	-	-	5,727,948	77,177,484
Redeemed	(9,978,745)	(130,597,681)	(28,166,719)	(402,074,472)

Net decrease	(2,501,490)	$ (31,389,244)	(3,983,252)	$ (60,721,635)

Mid Cap Growth Equity Fund
Sold	3,766,612	$ 38,358,007	11,964,427	$ 174,946,479
Issued as reinvestment of dividends	-	-	897,509	11,277,961
Redeemed	(4,127,209)	(42,037,747)	(6,957,501)	(97,339,103)

Net increase (decrease)	(360,597)	$ (3,679,740)	5,904,435	$ 88,885,337

Mid Cap Growth Equity II Fund**
Sold	2,627,775	$ 26,656,936	10,561,734.00	$107,997,872.00
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(2,634,819)	(26,339,048)	(1,977,255.00)	(20,574,471.00)

Net increase (decrease)	(7,044)	$ 317,888	8,584,479	$ 87,423,401

Small Cap Growth Equity Fund
Sold	4,533,633	$ 58,634,569	14,653,934	$ 247,436,451
Issued as reinvestment of dividends	-	-	257,812	4,111,702
Redeemed	(3,404,145)	(43,046,527)	(9,752,589)	(158,805,398)

Net increase	1,129,488	$ 15,588,042	5,159,157	$ 92,742,755

Emerging Growth Fund*
Sold	2,654,390	$ 17,356,675	9,180,881	$ 92,641,301
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(1,282,680)	(8,154,176)	(1,141,349)	(10,255,628)

Net increase	1,371,710	$ 9,202,499	8,039,532	$ 82,385,673

International Equity Fund
Sold	66,768,539	$ 755,965,549	99,009,628	$ 1,772,033,694
Issued as reinvestment of dividends	-	-	17,977,661	215,407,553
Redeemed	(67,719,233)	(772,776,027)	(96,609,511)	(1,712,778,497)

Net increase (decrease)	(950,694)	$ (16,810,478)	20,377,778	$ 274,662,750

Overseas Fund†
Sold	2,500,300	$ 25,003,000	-	$ -
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(30,457)	(300,000)	-	-

Net increase	2,469,843	$ 24,703,000	-	$ -

Notes to Financial Statements (Continued)

	Class Z
	Period ended June 30, 2001†		Year ended December 31, 2000
	Shares	Amount	Shares	Amount

Indexed Equity Fund
Sold	8,834	$ 103,000	-	$ -
Issued as reinvestment of dividends	-	-	-	-
Redeemed	-	-	-	-

Net increase	8,834	$ 103,000	-	$ -

*	For the period May 1, 2000 (commencement of operations) through December 31, 2000.
**	For the period June 1, 2000 (commencement of operations) through December 31, 2000.
†	For the period May 1, 2001 (commencement of operations) through June 30, 2001.
††	For the period June 1, 2001 (commencement of operations) through June 30, 2001.

6. Foreign Securities
The International Equity and Overseas Funds invest substantially all of their assets in foreign securities. The other Funds may also invest in foreign securities, subject to certain percentage restrictions. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

7. Federal Income Tax Information	At June 30, 2001, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a Federal income tax basis, are as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Prime Fund	$ 571,782,186	$ 35,055	$ (44,442)	$ (9,387)
Short-Duration Bond Fund	259,917,234	1,988,649	(2,688,114)	(699,465)
Core Bond Fund	1,049,151,798	12,611,246	(14,041,640)	(1,430,394)
Diversified Bond Fund	30,918,419	273,731	(822,958)	(549,227)
Balanced Fund	402,855,693	26,872,525	(29,655,411)	(2,782,886)
Core Value Equity Fund	1,847,814,080	255,564,239	(166,435,339)	89,128,900
Value Equity Fund	33,346,839	622,790	(1,128,376)	(505,586)
Large Cap Value Fund	474,385,882	35,146,599	(45,238,571)	(10,091,972)
Indexed Equity Fund	1,041,974,322	122,534,899	(166,909,302)	(44,374,403)
Blue Chip Growth Fund	502,454,528	12,710,951	(20,238,144)	(7,527,193)
Growth Equity Fund	437,922,358	15,976,934	(14,857,709)	1,119,225
Aggressive Growth Fund	185,747,165	6,176,639	(17,071,474)	(10,894,835)
OTC 100 Fund	61,066,252	1,880,702	(20,226,158)	(18,345,456)
Focused Value Fund	114,474,494	19,804,578	(2,349,518)	17,455,060
Small Cap Value Equity Fund	526,454,104	139,693,993	(37,549,677)	102,144,316
Mid Cap Growth Equity Fund	225,328,325	14,315,785	(25,695,648)	(11,379,863)
Mid Cap Growth Equity II Fund	262,886,980	38,687,295	(18,703,243)	19,984,052
Small Cap Growth Equity Fund	290,025,614	23,929,324	(32,968,230)	(9,038,906)
Emerging Growth Fund	114,223,130	13,185,809	(11,690,656)	1,495,153
International Equity Fund	1,338,856,660	127,122,141	(236,283,621)	(109,161,480)
Overseas Fund	24,425,158	517,249	(1,590,700)	(1,073,451)

Notes to Financial Statements (Continued)

At December 31, 2000, the following Funds had available, for Federal income tax purposes, unused capital losses:

	Amount	Expiration Date
Prime Fund	$ 100,872	December 31, 2008
Prime Fund	21,292	December 31, 2007
Prime Fund	8,471	December 31, 2006
Prime Fund	7,761	December 31, 2005
Prime Fund	2,368	December 31, 2004
Prime Fund	2,082	December 31, 2003
Short-Duration Bond Fund	996,220	December 31, 2008
Core Bond Fund	6,553,580	December 31, 2007
Diversified Bond Fund	13,007	December 31, 2008
Diversified Bond Fund	108,510	December 31, 2007
Aggressive Growth Fund	4,316,566	December 31, 2008
Mid Cap Growth Equity Fund	548,174	December 31, 2008
Small Cap Growth Equity Fund	1,738,100	December 31, 2008
Emerging Growth Fund	8,967,181	December 31, 2008

The following Funds have elected to defer to January 1, 2001 post-October losses:

Amount
Short-Duration Bond Fund	$ 25,637
Diversified Bond Fund	1,491
Balanced Fund	391,296
Large Cap Value Fund	88,932
Indexed Equity Fund	1,116,338
Growth Equity Fund	16,969,859
Aggressive Growth Fund	7,415,835
OTC 100 Fund	467,300
Small Cap Value Equity Fund	4,696,789
Mid Cap Growth Equity Fund	9,185,338
Mid Cap Growth Equity II Fund	3,585,800
Small Cap Growth Equity Fund	1,309,466
Emerging Growth Fund	3,519,990
International Equity Fund	25,554,747

The following Funds have elected to defer to January 1, 2001 post-October currency losses:

Amount
Growth Equity Fund	$ 10,126
International Equity Fund	2,871,054

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following capital gain dividends for the year ended December 31, 2000:

Capital Gains Dividend
Balanced Fund	$ 95,754,277
Core Value Equity Fund	492,849,112
Growth Equity Fund	15,873
Small Cap Value Equity Fund	46,385,510
Mid Cap Growth Equity Fund	644,720
International Equity Fund	166,187,501
Notes to Financial Statements (Continued)

8. Subsequent Event
Effective July 2, 2001, Harris Associates replaced Mercury Advisors as one of the Overseas Fund’s two sub-advisers. The sub-advisory agreement with Harris Associates provides that Harris Associates manage a portion of the investment and reinvestment of the assets of the Overseas Fund. Harris Associates receives a fee equal to an annual rate of 0.65% on the first $50 million of aggregate net assets under management, 0.60% on the next $50 million of aggregate net assets and 0.50% on aggregate net assets in excess of $100 million.